File Nos. 333-29337, 811-08257

As filed with the Securities and Exchange Commission on January 28, 2008

U.S. SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-1A

REGISTRATION STATEMENT

UNDER

THE SECURITIES ACT OF 1933	☒
Pre-Effective Amendment No.	☐
Post-Effective Amendment No. 24	☒

and

REGISTRATION STATEMENT

UNDER

THE INVESTMENT COMPANY ACT OF 1940	☒
Amendment No. 26	☒

(Check appropriate box or boxes)

GE INSTITUTIONAL FUNDS

3001 Summer Street

Stamford, Connecticut 06905

(203) 326-4040

(Registrant’s Exact Name, Address and Telephone Number)

Jeanne M. La Porta, Esq.

Senior Vice President, Deputy General Counsel & Assistant Secretary

GE Asset Management Incorporated

3001 Summer Street

Stamford, Connecticut 06905

(Name and Address of Agent for Service)

Copy to:

David Hearth, Esq.

Paul, Hastings, Janofsky & Walker LLP

55 Second Street, 24th Floor

San Francisco, California 94105

Approximate Date of Proposed Public Offering: As soon as practicable after the effective date of this Registration Statement.

It Is Proposed That this Filing Will Become Effective (check appropriate box)

☐	Immediately upon Filing Pursuant to Paragraph (b) of Rule 485
☒	on January 29, 2008 Pursuant to Paragraph (b) of Rule 485
☐	60 Days after Filing Pursuant to Paragraph (a)(1) of Rule 485
☐	on (date) Pursuant to Paragraph (a)(1) of Rule 485
☐	75 Days after Filing Pursuant to Paragraph (a)(2) of Rule 485
☐	on (Date) Pursuant to Paragraph (a)(2) of Rule 485

If appropriate, check the following box:

☐	This post-effective amendment designates a new effective date for a previously filed post-effective amendment.

This post-effective amendment includes an updated prospectus only for those series of Registrant (the shares of) which are currently offered to the public. The Small-Cap Growth Equity Fund and the High Yield Fund, each a series of Registrant (the shares of) which are not currently being offered to the public, remain registered and unaffected by this post-effective amendment.

GE Institutional Funds

Prospectus

January 29, 2008

Equity Funds

U.S. Equity Fund

Core Value Equity Fund (formerly Value Equity Fund)

Small-Cap Equity Fund

S&P 500 Index Fund

International Equity Fund

Premier Growth Equity Fund

Income Funds

Income Fund

Asset Allocation Funds

Strategic Investment Fund

Money Market Funds

Money Market Fund

Like all mutual funds, the GE Institutional Funds’ shares have not been approved or disapproved by the Securities and Exchange Commission, nor has the Securities and Exchange Commission passed upon the accuracy or adequacy of this Prospectus. Any representation to the contrary is a criminal offense.

Contents

GE Institutional Funds Prospectus

Additional information regarding the GE Institutional Funds (each a “Fund” and collectively the “Funds”) is contained in the Statement of Additional Information (SAI) dated January 29, 2008, which is incorporated by reference into (legally forms a part of) this Prospectus.

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Equity Funds	GE Institutional Funds Prospectus

An investment in a GE Institutional Equity Fund is not a deposit of any bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. An investment in a GE Institutional Equity Fund is subject to risk, including possible loss of principal invested.

Equity funds generally invest in equity securities. Equity securities may include common stocks, preferred securities, depositary receipts, convertible securities, rights and warrants of U.S. and foreign companies. Stocks represent an ownership interest in a corporation. Equity funds have more potential for capital growth than other funds, but they have greater risk.

For a description of the terms in bold type please refer to “More on Strategies, Risks and Disclosure of Portfolio Holdings” later in this Prospectus.

4

GE Institutional

Funds Prospectus

Equity Funds

U.S. Equity Fund

Investment Objective: Long-term growth of capital

The Strategy

The U.S. Equity Fund invests at least 80% of its net assets in equity securities of issuers that are tied economically to the U.S. under normal circumstances. The portfolio managers use a Multi-Style® investment strategy that combines growth and value investment management styles. As a result, the portfolio has characteristics similar to the Standard & Poor’s 500 IndexSM (S&P 500® Index), including average market capitalization and dividend yield potential. Stock selection is key to the performance of the Fund.

Through fundamental company research, the portfolio managers seek to identify securities of large companies with characteristics such as:

■ attractive valuations

■ financial strength

■ high quality management focused on generating shareholder value

The Fund also may invest to a lesser extent in foreign securities and debt securities. The portfolio managers may use various investment techniques to adjust the Fund’s investment exposure, but there is no guarantee that these techniques will work.

The Fund’s 80% investment policy may be changed by the Trustees on 60 days’ notice to shareholders.

The Risks

The principal risks of investing in the Fund are stock market risk and style risk (growth investing risk and value investing risk). To the extent that the portfolio managers invest in foreign securities or debt securities, the Fund would be subject to foreign exposure risk, bond market risk, interest rate risk and credit risk. The Fund may invest in derivative instruments that carry derivative instruments risk.

If you would like additional information regarding the Fund’s investment strategies and risks, including a description of the terms in bold type, please refer to “More on Strategies, Risks and Disclosure of Portfolio Holdings” later in this Prospectus.

5

Fund Performance

The bar chart and table opposite illustrate the short-term variability in the Fund’s performance and the Fund’s returns relative to a common measure of performance.

The bar chart illustrates how the Fund’s performance varies from year to year over the periods shown. During the periods presented in the bar chart, the Investment Class shares’ highest return before taxes for a quarter was 19.90% for the quarter ended December 31, 1998. The Fund’s lowest return before taxes for a quarter was -15.94% for the quarter ended September 30, 2002.

The table opposite illustrates how the Fund’s average annual returns for different calendar periods compare to the returns of the S&P 500® Index. The table reflects the impact of the Fund’s expenses for each share class. The table (other than “Return After Taxes on Distributions”) assumes that you sold your shares at the end of each period.

Calendar Year Total Returns

Investment Class Shares

Average Annual Total Returns

(as of December 31, 2007)

	1 Year	5 Years	10 Years	Since Inception[1]

U.S. Equity Fund

Investment Class

Return Before Taxes	8.12%	11.64%	6.65%	6.89%

Return After Taxes on Distributions[2]	5.78%	10.60%	5.56%	5.81%

Return After Taxes on Distributions and Sale of Fund Shares[2]	7.15%	9.78%	5.33%	5.55%

Service Class	7.91%	11.38%	–	3.72%

S&P 500® Index[3]	5.50%	12.84%	5.91%	6.04%

Both the bar chart and table assume reinvestment of dividends and distributions. Due to volatile market conditions, performance figures such as these shown in the bar chart and table may be significantly different if the bar chart and table covered more recent periods. As with all mutual funds, past performance is not an indication of future performance.

1 Inception date: Investment Class – 11/25/97; Service Class – 1/3/01.

2 After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. The after-tax figures are hypothetical figures because the Fund had only shareholders that were tax-exempt or tax-deferred at the time. For that reason, the Fund did not make any election during those periods with respect to qualified dividend income to allow a lower tax rate. As a result, the impact of taxes is greater, and the stated after-tax returns lower, than would have occurred if the Fund had made the appropriate election for the benefit of its taxable shareholders. The Fund expects to make that election going forward because taxable investors may become shareholders. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. After-tax returns are shown for Investment Class shares only and after-tax returns for Service Class shares will vary. For further information, please see “Dividends, Capital Gains and Other Tax Information-Taxes-Supplemental Information About After-Tax Performance Figures” later in this Prospectus.

3 The returns of the S&P 500 Index do not include the effect of sales charges (if any), operating expenses of a mutual fund or taxes. If included, returns shown would have been lower. Since Inception returns for the S&P 500® Index are calculated from the month end nearest the Investment Class shares’ inception date.

All mutual funds use a standard formula to calculate total return. Total return measures the price change in a share assuming the reinvestment of all dividend income and capital gain distributions.

6

GE Institutional

Funds Prospectus

Equity Funds

Core Value Equity Fund

Investment Objective: Long-term growth of capital and future income

The Strategy

The Core Value Equity Fund (formerly Value Equity Fund) invests at least 80% of its net assets in equity securities under normal circumstances. The Fund invests primarily in U.S. companies that the portfolio manager believes are undervalued by the market but have solid growth prospects. The portfolio manager employs a relative value approach to identify companies across all economic sectors which are undervalued relative to the market, their peers, their historical valuation or their growth rate. This approach results in a portfolio more broadly diversified across economic sectors and contrasts with other value investing approaches that focus on low absolute valuations and often result in a portfolio concentrated in fewer sectors. A company may be undervalued for reasons such as market overreaction to recent company, industry or economic problems. Stock selection is key to the performance of the Fund.

The portfolio manager seeks to identify securities of companies with characteristics such as:

■ low valuations in relation to their peers and the overall market

■ the potential for long-term earnings growth

■ above-average dividend yields

■ strong management

■ financial strength

■ attractive upside potential and limited downside risk

■ a catalyst such as changing industry fundamentals, introduction of a new product, a company restructuring, or a change in management.

The Fund also may invest to a lesser extent in foreign securities and debt securities. The portfolio manager may use various investment techniques to adjust the Fund’s investment exposure, but there is no guarantee that these techniques will work.

The Fund’s 80% investment policy may be changed by the Trustees on 60 days’ notice to shareholders.

The Risks

The principal risks of investing in the Fund are stock market risk and style risk (value investing risk). To the extent that the portfolio manager invests in foreign securities or debt securities, the Fund would be subject to foreign exposure risk, bond market risk, interest rate risk and credit risk. The Fund may invest in derivative instruments that carry derivative instruments risk.

If you would like additional information regarding the Fund’s investment strategies and risks, including a description of the terms in bold type, please refer to “More on Strategies, Risks and Disclosure of Portfolio Holdings” later in this Prospectus.

7

Fund Performance

The bar chart and table opposite illustrate the short-term variability in the Fund’s performance and the Fund’s returns relative to a common measure of performance.

The bar chart illustrates how the Fund’s performance varies from year to year over the periods shown. During the periods presented in the bar chart, the Investment Class shares’ highest return before taxes for a quarter was 13.92% for the quarter ended June 30, 2003. The Fund’s lowest return before taxes for a quarter was -16.51% for the quarter ended September 30, 2002.

The table opposite illustrates how the Fund’s average annual returns for different calendar periods compare to the returns of the S&P 500® Index. The table reflects the impact of the Fund’s expenses for the Investment Class shares. The table (other than “Return After Taxes on Distributions”) assumes that you sold your shares at the end of each period.

Calendar Year Total Returns

Investment Class Shares

Average Annual Total Returns

(as of December 31, 2007)

	1 Year	5 Years	Since Inception[1]

Core Value Equity Fund

Investment Class

Return Before Taxes	10.62%	13.35%	5.00%

Return After Taxes on Distributions[2]	8.68%	12.17%	4.14%

Return After Taxes on Distributions and Sale of Fund Shares[2]	8.46%	11.24%	3.95%

Service Class	10.37%	–	13.12%

S&P 500® Index[3]	5.50%	12.84%	2.34%

Both the bar chart and table assume reinvestment of dividends and distributions. Due to volatile market conditions, performance figures such as those shown in the bar chart and table may be significantly different if the bar chart and table covered more recent periods. As with all mutual funds, past performance is not an indication of future performance.

1 Inception date: Investment Class – 2/2/00; Service Class – 9/30/05.

2 After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. The after-tax figures are hypothetical figures because the Fund had only shareholders that were tax-exempt or tax-deferred at the time. For that reason, the Fund did not make any election during those periods with respect to qualified dividend income to allow a lower tax rate. As a result, the impact of taxes is greater, and the stated after-tax returns lower, than would have occurred if the Fund had made the appropriate election for the benefit of its taxable shareholders. The Fund expects to make that election going forward because taxable investors may become shareholders. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. After-tax returns are shown for Investment Class shares only and after-tax returns for Service Class shares will vary. For further information, please see “Dividends, Capital Gains and Other Tax Information-Taxes-Supplemental Information About After-Tax Performance Figures” later in this Prospectus.

3 The returns of the S&P 500® Index do not include the effect of sales charges (if any), operating expenses of a mutual fund or taxes. If included, returns shown would have been lower. Since Inception returns for the S&P 500 Index are calculated from the month end nearest the Investment Class shares’ inception date.

All mutual funds use a standard formula to calculate total return. Total return measures the price change in a share assuming the reinvestment of all dividend income and capital gain distributions.

8

GE Institutional

Funds Prospectus

Equity Fund

Small-Cap Equity Fund

Investment Objective: Long-term growth of capital

The Strategy

The Small-Cap Equity Fund invests at least 80% of its net assets in equity securities of small-cap companies under normal circumstances. The Fund is managed with a disciplined adherence to valuation. The portfolio managers believe this orientation will typically produce a portfolio that favors neither value nor growth style investing, and allows the Fund to benefit from both value and growth cycles in the marketplace. The Fund invests primarily in small-cap companies that the portfolio managers believe are undervalued by the market but have solid growth prospects. A company may be undervalued for reasons such as market overreaction to recent company, industry or economic problems. The Fund defines a small-cap company as one with a market capitalization within the capitalization range of the Russell 2000® Index (Russell 2000 Index)*. As of December 31, 2007, the market capitalization of companies in the Russell 2000 Index ranged from $27 million to $8.4 billion**. The portfolio managers will not sell a stock merely because the market capitalization of a company in the portfolio moves outside of the capitalization range of the Russell 2000 Index. Stock selection is key to the performance of the Fund.

The portfolio managers seek to identify securities of companies with characteristics such as:

■ high quality management

■ attractive products or services

■ appropriate capital structure

■ strong competitive positions in their industries

■ management focused on generating shareholder value

The Fund also may invest to a lesser extent in securities with capitalizations outside the Fund’s small-cap range, debt securities and foreign securities. The portfolio managers may use various investment techniques to adjust the Fund’s investment exposure, but there is no guarantee that these techniques will work.

The Fund’s 80% investment policy may be changed by the Trustees on 60 days’ notice to shareholders.

The Risks

The principal risks of investing in the Fund are stock market risk and style risk (small-cap company risk). To the extent that the portfolio managers invest in foreign securities, debt securities or initial public offerings of equity securities, the Fund would be subject to foreign exposure risk, bond market risk, interest rate risk, credit risk and initial public offerings risk.

If you would like additional information regarding the Fund’s investment strategies and risks, including a description of the terms in bold type, please refer to “More on Strategies, Risks and Disclosure of Portfolio Holdings” later in this Prospectus.

* Russell Investment Group owns the Russell Index data, including all applicable trademarks and copyrights, used by GE Asset Management in these materials. Any unauthorized use or redistribution of such Russell Index data is strictly prohibited. Russell Investment Group is not responsible for the configuration of this material or for any inaccuracy in GE Asset Management’s presentation thereof.

** The Russell 2000 Index is constructed to provide a comprehensive and unbiased small-cap barometer and is reconstituted annually by the Russell Investment Group to ensure larger stocks do not distort the performance and characteristics of the true small-cap opportunity set. The capitalization range of the Russell 2000 Index, however, may change significantly intra-year due to changes in the market capitalization of securities held in the Russell 2000 Index.

9

Fund Performance

The bar chart and table opposite illustrate the short-term variability in the Fund’s performance and the Fund’s returns relative to a common measure of performance.

The bar chart illustrates how the Fund’s performance varies from year to year over the periods shown. During the period presented in the bar chart, the Investment Class shares’ highest return before taxes for a quarter was 22.66% for the quarter ended June 30, 1999. The Fund’s lowest return before taxes for a quarter was -16.06% for the quarter ended September 30, 2002.

The table opposite illustrates how the Fund’s average annual returns for different calendar periods compare to the returns of the Russell 2000 Index. The table reflects the impact of the Fund’s expenses for the Investment Class shares. The table (other than “Return After Taxes on Distributions”) assumes that you sold your shares at the end of each period.

Calendar Year Total Returns

Investment Class Shares

Average Annual Total Returns

(as of December 31, 2007)

	1 Year	5 Years	Since Inception[1]

Small-Cap Equity Fund

Investment Class

Return Before Taxes	2.38%	12.86%	10.07%

Return After Taxes on Distributions[2]	0.04%	11.45%	8.19%

Return After Taxes on Distributions and Sale of Fund Shares[2]	2.82%	10.68%	7.80%

Service Class	2.13%	–	7.30%

Russell 2000 Index[3]	-1.59%	16.24%	7.98%

Both the bar chart and table assume reinvestment of dividends and distributions. Due to volatile market conditions, performance figures such as those shown in the bar chart and table may be significantly different if the bar chart and table covered more recent periods. As with all mutual funds, past performance is not an indication of future performance.

1 Inception date: Investment Class – 8/3/98; Service Class – 9/30/05.

2 After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. The after-tax figures are hypothetical figures because the Fund had only shareholders that were tax-exempt or tax-deferred at the time. For that reason, the Fund did not make any election during those periods with respect to qualified dividend income to allow a lower tax rate. As a result, the impact of taxes is greater, and the stated after-tax returns lower, than would have occurred if the Fund had made the appropriate election for the benefit of its taxable shareholders. The Fund expects to make that election going forward because taxable investors may become shareholders. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. After-tax returns are shown for Investment Class shares only and after-tax returns for Service Class shares will vary. For further information, please see “Dividends, Capital Gains and Other Tax Information-Taxes-Supplemental Information About After-Tax Performance Figures” later in this Prospectus.

3 The returns of the Russell 2000 Index do not include the effect of sales charges (if any), operating expenses of a mutual fund or taxes. If included, returns shown would have been lower. Since Inception returns for the Russell 2000 Index are calculated from the month end nearest the Investment Class shares’ inception date.

All mutual funds use a standard formula to calculate total return. Total return measures the price change in a share assuming the reinvestment of all dividend income and capital gain distributions.

10

GE Institutional

Funds Prospectus

Equity Funds

S&P 500® Index Fund

Investment Objective: Growth of capital and accumulation of income that corresponds to the investment return of the Standard & Poor’s 500 Composite Stock Index

The Strategy

The S&P 500® Index Fund invests at least 80% of its net assets in equity securities of companies contained in the S&P 500® Index*. The portfolio manager seeks to replicate the return of the S&P 500® Index while holding transaction costs low and minimizing portfolio turnover. The portfolio manager attempts to achieve a correlation between its total return and that of the S&P 500® Index of at least 0.95, without taking expenses into account.

The portfolio manager uses a passive management approach to select a representative group of stocks within the S&P 500® Index. The portfolio manager also may use statistical selection to determine which securities within the S&P 500® Index to purchase or sell for the Fund. The Fund generally will hold all of the securities that comprise the S&P 500® Index, however in some cases, the Fund’s weightings in particular industry segments represented in the S&P 500® Index may differ significantly from those of the S&P 500® Index.

The Fund also may invest to a lesser extent in debt securities, foreign securities and other securities that are not in the S&P 500® Index. Except for debt securities, which are used to manage cash flows, all securities held by the Fund are acquired to fulfill its investment objective. The portfolio manager may use various investment techniques to adjust the Fund’s investment exposure, but there is no guarantee that these techniques will work. The Fund will not adopt a temporary defensive strategy in times of declining stock prices and therefore you will bear the risk of such declines.

The Fund’s 80% investment policy may be changed by the Trustees on 60 days’ notice to shareholders.

The Risks

The principal risks of investing in the Fund are stock market risk and the risk that the Fund’s return may not correlate exactly with that of the S&P 500® Index. To the extent that the portfolio manager invests in foreign securities and debt securities, the Fund would be subject to foreign exposure risk, bond market risk, interest rate risk and credit risk.

If you would like additional information regarding the Fund’s investment strategies and risks, including a description of the terms in bold type, please refer to “More on Strategies, Risks and Disclosure of Portfolio Holdings” later in this Prospectus.

* “Standard & Poor’s®,” “S&P®,” “S&P 500®,” “Standard & Poor’s 500” and “500” are trademarks of the The McGraw-Hill Companies, Inc. and have been licensed for use by GE Asset Management Incorporated. The S&P 500 Index Fund is not sponsored, endorsed, sold or promoted by Standard & Poor’s, and Standard & Poor’s makes no representation regarding the advisability of investing in the Fund. Please see the SAI for additional disclaimers and liabilities regarding Standard & Poor’s.

11

Fund Performance

The bar chart and table opposite illustrate the short-term variability in the Fund’s performance and the Fund’s returns relative to a common measure of performance.

The bar chart illustrates how the Fund’s performance varies from year to year over the periods shown. During the periods presented in the bar chart, the Investment Class shares’ highest return before taxes for a quarter was 21.50% for the quarter ended December 31, 1998. The Fund’s lowest return before taxes for a quarter was -17.37% for the quarter ended September 30, 2002.

The table opposite illustrates how the Fund’s average annual returns for different calendar periods compare to the returns of the S&P 500® Index. The table reflects the impact of the Fund’s expenses for the Investment Class shares. The table (other than “Return After Taxes on Distributions”) assumes that you sold your shares at the end of each period.

Calendar Year Total Returns

Investment Class Shares

Average Annual Total Returns

(as of December 31, 2007)

	1 Year	5 Years	10 Years	Since Inception[1]

S&P 500 Index Fund

Investment Class

Return Before Taxes	5.42%	12.65%	5.90%	6.06%

Return After Taxes on Distributions[2]	4.74%	11.98%	5.06%	5.22%

Return After Taxes on Distributions and Sale of Fund Shares[2]	3.52%	10.66%	4.68%	4.82%

Service Class	5.16%	–	–	9.90%

S&P 500® Index[3]	5.50%	12.84%	5.91%	6.04%

Both the bar chart and table assume reinvestment of dividends and distributions. Due to volatile market conditions, performance figures such as those shown in the bar chart and table may be significantly different if the bar chart and table covered more recent periods. As with all mutual funds, past performance is not an indication of future performance.

1 Inception date: Investment Class - 11/25/97; Service Class - 9/30/05.

2 After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. The after-tax figures are hypothetical figures because the Fund had only shareholders that were tax-exempt or tax-deferred at the time. For that reason, the Fund did not make any election during those periods with respect to qualified dividend income to allow a lower tax rate. As a result, the impact of taxes is greater, and the stated after-tax returns lower, than would have occurred if the Fund had made the appropriate election for the benefit of its taxable shareholders. The Fund expects to make that election going forward because taxable investors may become shareholders. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. After-tax returns are shown for Investment Class shares only and after-tax returns for Service Class shares will vary. For further information, please see “Dividends, Capital Gains and Other Tax Information-Taxes-Supplemental Information About After-Tax Performance Figures” later in this Prospectus.

3 The returns of the S&P 500® Index do not include the effect of sales charges (if any), operating expenses of a mutual fund or taxes. If included, returns shown would have been lower. Since Inception returns for the S&P 500 Index are calculated from the month end nearest the Investment Class shares’ inception date.

All mutual funds use a standard formula to calculate total return. Total return measures the price change in a share assuming the reinvestment of all dividend income and capital gain distributions.

12

GE Institutional

Funds Prospectus

Equity Funds

International Equity Fund

Investment Objective:

Long-term growth of capital

The Strategy

The International Equity Fund invests at least 80% of its net assets in equity securities under normal circumstances. The Fund invests primarily in companies in developed and developing countries outside the United States. The portfolio managers focus on companies that they expect will grow faster than relevant markets and whose security prices do not fully reflect their potential for growth. Under normal circumstances, the Fund’s assets are invested in foreign securities of companies representing at least three different countries. Stock selection is key to the performance of the Fund.

The portfolio managers seek to identify securities of growth companies with characteristics such as:

■ low valuation relative to their long-term cash earnings growth potential

■ potential for significant improvement in the company’s business

■ financial strength

■ sufficient liquidity

The Fund also may invest to a lesser extent in debt securities and may invest in securities of companies located in the United States. The portfolio managers may use various investment techniques to adjust the Fund’s investment exposure, but there is no guarantee that these techniques will work.

The Fund’s 80% investment policy may be changed by the Trustees on 60 days’ notice to shareholders.

The Risks

The principal risks of investing in the Fund are stock market risk, foreign exposure risk, style risk (mid-cap company risk and growth investing risk) and emerging markets risk. To the extent that the portfolio managers invest in debt securities, the Fund would be subject to bond market risk, interest rate risk and credit risk. The Fund may invest in derivative instruments that carry derivative instruments risk.

If you would like additional information regarding the Fund’s investment strategies and risks, including a description of the terms in bold type, please refer to “More on Strategies, Risks and Disclosure of Portfolio Holdings” later in this Prospectus.

13

Fund Performance

The bar chart and table opposite illustrate the short-term variability in the Fund’s performance and the Fund’s returns relative to a common measure of performance.

The bar chart illustrates how the Fund’s performance varies from year to year over the periods shown. During the periods presented in the bar chart, the Investment Class shares’ highest return before taxes for a quarter was 21.83% for the quarter ended December 31, 1999. The Fund’s lowest return before taxes for a quarter was -22.22% for the quarter ended September 30, 2002.

The table opposite illustrates how the Fund’s average annual returns for different calendar periods compare to the returns of the Morgan Stanley Capital InternationalSM Europe, Australasia and Far East (MSCI® EAFE® ) Index (MSCI EAFE Index). The table reflects the impact of the Fund’s expenses for each share class. The table (other than “Return After Taxes on Distributions”) assumes that you sold your shares at the end of each period.

Calendar Year Total Returns

Investment Class Shares

Average Annual Total Returns

(as of December 31, 2007)

	1 Year	5 Years	10 Years	Since Inception[1]

International Equity Fund

Investment Class

Return Before Taxes	23.62%	24.68%	10.33%	10.51%

Return After Taxes on Distributions[2]	21.86%	23.94%	9.27%	9.46%

Return After Taxes on Distributions and Sale of Fund Shares[2]	16.97%	21.76%	8.58%	8.75%

Service Class	23.27%	24.37%	–	9.83%

MSCI EAFE Index[3]	11.18%	21.59%	8.64%	8.66%

Both the bar chart and table assume reinvestment of dividends and distributions. Due to volatile market conditions, performance figures such as those shown in the bar chart and table may be significantly different if the bar chart and table covered more recent periods. As with all mutual funds, past performance is not an indication of future performance.

1 Inception date: Investment Class - 11/25/97; Service Class - 1/3/01.

2 After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. The after-tax figures are hypothetical figures because the Fund had only shareholders that were tax-exempt or tax-deferred at the time. For that reason, the Fund did not make any election during those periods with respect to qualified dividend income to allow a lower tax rate. As a result, the impact of taxes is greater, and the stated after-tax returns lower, than would have occurred if the Fund had made the appropriate election for the benefit of its taxable shareholders. The Fund expects to make that election going forward because taxable investors may become shareholders. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. After-tax returns are shown for Investment Class shares only and after-tax returns for Service Class shares will vary. For further information, please see “Dividends, Capital Gains and Other Tax Information-Taxes-Supplemental Information About After-Tax Performance Figures” later in this Prospectus.

3 The returns of the MSCI EAFE Index do not include the effect of sales charges (if any), operating expenses of a mutual fund or taxes. If included, returns shown would have been lower. Since Inception returns for the MSCI EAFE Index are calculated from the month end nearest the Investment Class shares’ inception date.

All mutual funds use a standard formula to calculate total return. Total return measures the price change in a share assuming the reinvestment of all dividend income and capital gain distributions.

14

GE Institutional

Funds Prospectus

Equity Funds

Premier Growth Equity Fund

Investment Objective:

Long-term growth of capital and future income

The Strategy

The Premier Growth Equity Fund invests at least 80% of its net assets in equity securities under normal circumstances. The Fund invests primarily in a limited number of large- and medium-sized companies that the portfolio manager believes have above-average growth histories and/or growth potential. In recent periods, the Fund has tended to emphasize larger companies. The portfolio manager selects equity securities from a number of industries based on the merits of individual companies. Stock selection is key to the performance of the Fund.

The portfolio manager seeks to identify securities of companies with characteristics such as:

■ above average annual growth rates

■ financial strength

■ leadership in their respective industries

■ high quality management focused on generating shareholder value

The Fund also may invest to a lesser extent in foreign securities and debt securities. The portfolio manager may use various investment techniques to adjust the Fund’s investment exposure, but there is no guarantee that these techniques will work.

The Fund’s 80% investment policy may be changed by the Trustees on 60 days’ notice to shareholders.

The Risks

The principal risks of investing in the Fund are stock market risk, diversification risk and style risk (growth investing risk and mid-cap company risk). To the extent that the portfolio manager invests in foreign securities or debt securities, the Fund would be subject to foreign exposure risk, bond market risk, interest rate risk and credit risk. The Fund may invest in derivative instruments that carry derivative instruments risk.

If you would like additional information regarding the Fund’s investment strategies and risks, including a description of the terms in bold type, please refer to “More on Strategies, Risks and Disclosure of Portfolio Holdings” later in this Prospectus.

15

Fund Performance

The bar chart and table opposite illustrate the short-term variability in the Fund’s performance and the Fund’s returns relative to a common measure of performance.

The bar chart illustrates how the Fund’s performance varies from year to year over the periods shown. During the periods presented in the bar chart, the Investment Class shares’ highest return before taxes for a quarter was 15.91% for the quarter ended June 30, 2003. The Fund’s lowest return before taxes for a quarter was -16.88% for the quarter ended September 30, 2002.

The table opposite illustrates how the Fund’s average annual returns for different calendar periods compare to the returns of the S&P 500® Index. The table reflects the impact of the Fund’s expenses for each share class. The table (other than “Return After Taxes on Distributions”) assumes that you sold your shares at the end of each period.

Calendar Year Total Returns

Investment Class Shares

Average Annual Total Returns

(as of December 31, 2007)

	1 Year	5 Years	Since Inception[1]

Premier Growth Equity Fund

Investment Class

Return Before Taxes	5.71%	10.32%	3.28%

Return After Taxes on Distributions[2]	3.93%	9.73%	2.75%

Return After Taxes on Distributions and Sale of Fund Shares[2]	5.55%	8.82%	2.60%

Service Class	4.81%	9.91%	2.52%

S&P 500® Index[3]	5.50%	12.84%	2.58%

Both the bar chart and table assume reinvestment of dividends and distributions. Due to volatile market conditions, performance figures such as those shown in the bar chart and table may be significantly different if the bar chart and table covered more recent periods. As with all mutual funds, past performance is not an indication of future performance.

1 Inception date: Investment Class – 10/29/99; Service Class – 1/3/01.

2 After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. The after-tax figures are hypothetical figures because the Fund had only shareholders that were tax-exempt or tax-deferred at the time. For that reason, the Fund did not make any election during those periods with respect to qualified dividend income to allow a lower tax rate. As a result, the impact of taxes is greater, and the stated after-tax returns lower, than would have occurred if the Fund had made the appropriate election for the benefit of its taxable shareholders. The Fund expects to make that election going forward because taxable investors may become shareholders. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. After-tax returns are shown for Investment Class shares only and after-tax returns for Service Class shares will vary. For further information, please see “Dividends, Capital Gains and Other Tax Information-Taxes-Supplemental Information About After-Tax Performance Figures” later in this Prospectus.

3 The returns of the S&P 500® Index do not include the effect of sales charges (if any), operating expenses of a mutual fund or taxes. If included, returns shown would have been lower. Since Inception returns for the S&P 500 Index are calculated from the month end nearest the Investment Class shares’ inception date.

All mutual funds use a standard formula to calculate total return. Total return measures the price change in a share assuming the reinvestment of all dividend income and capital gain distributions.

16

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17

Income Funds

An investment in a GE Institutional Income Fund is not a deposit of any bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. An investment in a GE Institutional Income Fund is subject to risk, including possible loss of principal invested.

Income funds generally invest in debt securities. Holders of debt securities have a higher priority claim to assets than do equity holders. Typically, the debt issuer pays the investor a fixed, variable or floating rate of interest and must repay the borrowed amount at maturity. Some debt securities, such as zero coupon obligations, are sold at a discount from their face values instead of paying interest.

For a description of the terms in bold type, please refer to “More on Strategies, Risks and Disclosure of Portfolio Holdings” later in this Prospectus.

18

GE Institutional

Funds Prospectus

Income Funds

Income

Fund

Investment Objective: Maximum income consistent with prudent investment management and the preservation of capital

The Strategy

The Income Fund invests at least 80% of its net assets in debt securities under normal circumstances and invests primarily in a variety of investment-grade debt securities, such as mortgage-backed securities, corporate bonds, U.S. Government securities and money market instruments. The Fund normally has a weighted average maturity of approximately five to ten years, but is subject to no limitation with respect to the maturities of the instruments in which it may invest.

U.S. Government securities are securities that are issued and guaranteed as to principal and interest by the U.S. Government or one of its agencies or instrumentalities. Some U.S. Government securities are backed by the full faith and credit of the U.S. Government, such as U.S. Treasury bills and notes and obligations of the Government National Mortgage Association (Ginnie Mae). Other U.S. Government securities are backed by the issuer’s right to borrow from the U.S. Treasury, such as Federal National Mortgage Association (Fannie Mae) securities, while some are backed only by the credit of the issuing organization, such as obligations of the Federal Home Loan Mortgage Corporation (Freddie Mac). Fannie Mae and Freddie Mac securities are not backed by the full faith and credit of the U.S. Government.

The portfolio managers seek to identify debt securities with characteristics such as:

■ attractive yields and prices

■ the potential for capital appreciation

■ reasonable credit quality

The Fund also may invest to a lesser extent in asset-backed securities, high yield securities (also known as “junk bonds”) and foreign debt securities. The portfolio managers may use various investment techniques, including investments in derivative instruments, such as interest rate, currency, index and credit default swaps, to adjust the Fund’s investment exposure, but there is no guarantee that these techniques will work.

The Fund’s 80% investment policy may be changed by the Trustees on 60 days’ notice to shareholders.

The Risks

The principal risks of investing in the Fund are bond market risk, interest rate risk, credit risk, prepayment risk and mortgage-backed securities risk. To the extent that the portfolio managers invest in asset-backed securities, foreign debt securities, high yield securities and companies that are located in developing countries outside the United States, the Fund would be subject to asset-backed securities risk, foreign exposure risk, high yield securities risk and emerging markets risk. The Fund may invest in derivative instruments that carry derivative instruments risk.

The Fund may also be subject to valuation risk with respect to valuing certain Fund holdings.

The Fund’s investment strategy may result in a high portfolio turnover rate, which may cause the Fund to experience increased transaction costs and impact the Fund’s performance. Shareholders may also incur increased taxes on their investment in the Fund. For more information on the risks associated with high portfolio turnover, please refer to “More on Strategies, Risks and Disclosure of Portfolio Holdings — More on Risks” later in this Prospectus.

If you would like additional information regarding the Fund’s investment strategies and risks, including a description of the terms in bold type, please refer to “More on Strategies, Risks and Disclosure of Portfolio Holdings” later in this Prospectus.

19

Fund Performance

The bar chart and table opposite illustrate the short-term variability in the Fund’s performance and the Fund’s returns relative to a common measure of performance.

The bar chart illustrates how the Fund’s performance varies from year to year over the periods shown. During the periods presented in the bar chart, the Investment Class shares’ highest return before taxes for a quarter was 4.49% for the quarter ended September 30, 2001. The Fund’s lowest return before taxes for a quarter was -2.36% for the quarter ended June 30, 2004.

The table opposite illustrates how the Fund’s average annual returns for different calendar periods compare to the returns of the Lehman Brothers Aggregate Bond Index (LB Aggregate Bond Index). The table reflects the impact of the Fund’s expenses for the Investment Class shares. The table (other than “Return After Taxes on Distributions”) assumes that you sold your shares at the end of each period.

Calendar Year Total Returns

Investment Class Shares

Average Annual Total Returns

(as of December 31, 2007)

	1 Year	5 Years	10 Years	Since Inception[1]

Income Fund

Investment Class

Return Before Taxes	6.04%	4.23%	5.70%	5.75%

Return After Taxes on Distributions[2]	4.05%	2.36%	3.31%	3.36%

Return After Taxes on Distributions and Sale of Funds Shares[2]	3.89%	2.53%	3.40%	3.45%

Service Class	8.00%	–	–	5.71%

LB Aggregate Bond Index[3]	6.97%	4.42%	5.97%	6.03%

Both the bar chart and table assume reinvestment of dividends and distributions. Due to volatile market conditions, performance figures such as those shown in the bar chart and table may be significantly different if the bar chart and table covered more recent periods. As with all mutual funds, past performance is not an indication of future performance.

1 Inception date: Investment Class – 11/21/97; Service Class – 9/30/05.

2 After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. The after-tax figures are hypothetical figures because the Fund had only shareholders that were tax-exempt or tax-deferred at the time. For that reason, the Fund did not make any election during those periods with respect to qualified dividend income to allow a lower tax rate. As a result, the impact of taxes is greater, and the stated after-tax returns lower, than would have occurred if the Fund had made the appropriate election for the benefit of its taxable shareholders. The Fund expects to make that election going forward because taxable investors may become shareholders. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. After-tax returns are shown for Investment Class shares only and after-tax returns for Service Class shares will vary. For further information, please see “Dividends, Capital Gains and Other Tax Information-Taxes-Supplemental Information About After-Tax Performance Figures” later in this Prospectus.

3 The returns of the LB Aggregate Bond Index do not include the effect of sales charges (if any), operating expenses of a mutual fund or taxes. If included, returns shown would have been lower. Since Inception returns for the LB Aggregate Bond Index are calculated from the month end nearest the Investment Class shares’ inception date.

All mutual funds use a standard formula to calculate total return. Total return measures the price change in a share assuming the reinvestment of all dividend income and capital gain distributions.

20

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21

Asset Allocation Funds

An investment in a GE Institutional Asset Allocation Fund is not a deposit of any bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. An investment in a GE Institutional Asset Allocation Fund is subject to risk, including possible loss of principal invested.

The Strategic Investment Fund is designed to meet the needs of investors who prefer to have their asset allocation decisions made by professional money managers. They provide an investor with a means to diversify by investing in a core portfolio that typically holds both equity securities and debt securities. Although an investor may achieve the same level of diversification by buying individual GE Institutional Equity or Income Funds, the Strategic Investment Fund presents a diversification alternative within one fund. An investor should not expect capital appreciation or current income levels comparable to funds for which either capital appreciation or current income is their sole objective.

For a description of the terms in bold type, please refer to “More on Strategies, Risks and Disclosure of Portfolio Holdings” later in this Prospectus.

22

GE Institutional

Funds Prospectus

Asset Allocation

Funds

Strategic Investment Fund

Investment Objective: Maximum total return

The Strategy

The Strategic Investment Fund invests primarily in a combination of equity securities and investment grade debt securities. The Fund’s asset allocation process utilizes information from GE Asset Management’s Asset Allocation Committee to diversify holdings across asset classes. The Fund adjusts its weightings among U.S. equity securities, debt securities, foreign securities and cash based on the relative attractiveness of the asset classes.

The Fund invests in equity securities principally for their capital appreciation potential and debt securities principally for their income potential. Within each asset class, the portfolio managers use active security selection to choose securities based on the merits of individual issuers.

The portfolio managers seek to identify equity securities of companies with characteristics such as:

■ strong earnings growth

■ favorable valuation

■ attractive prices

■ a presence in successful industries

■ high quality management

The portfolio managers seek to identify debt securities with characteristics such as:

■ attractive yields and prices

■ the potential for capital appreciation

■ reasonable credit quality

The portion of the Fund invested in debt securities normally has a weighted average maturity of approximately five to ten years but is subject to no limitation with respect to the maturities of the instruments in which it may invest.

Under normal circumstances, the Fund may hold up to 10% of its assets in cash and cash equivalents and money market instruments.

The Fund may also invest to a lesser extent in high yield securities (also known as “junk bonds”). The portfolio managers may use various investment techniques, including investments in derivative instruments, such as interest rate, currency, index and credit default swaps, to adjust the Fund’s investment exposure, but there is no guarantee that these techniques will work.

The Risks

The principal risks of investing in the Fund are stock market risk, style risk (mid-cap company risk, growth investing risk and value investing risk), foreign exposure risk, bond market risk, interest rate risk, credit risk, municipal obligations risk and prepayment risk. To the extent the portfolio managers invest in high yield securities and equity securities of companies that are located in developing countries outside the United States, the Fund would be subject to high yield securities risk and emerging markets risk. The Fund may invest in derivative instruments that carry derivative instruments risk.

The Fund may also be subject to valuation risk with respect to valuing certain Fund holdings.

Cash, cash equivalents and money market instruments typically have less total return potential over time than the Fund’s other asset classes but at times may be relatively more attractive.

The Fund’s asset allocation process may result in a high portfolio turnover rate, which may cause the Fund to experience increased transaction costs and impact the Fund’s performance. Shareholders may also incur increased taxes on their investment in the Fund. For more information on the risks associated with high portfolio turnover, please refer to “More on Strategies, Risks and Disclosure of Portfolio Holdings — More on Risks” later in this Prospectus.

If you would like additional information regarding the Fund’s investment strategies and risks, including a description of the terms in bold type, please refer to “More on Strategies, Risks and Disclosure of Portfolio Holdings” later in this Prospectus.

23

Fund Performance

The bar chart and table opposite illustrate the short-term variability in the Fund’s performance and the Fund’s returns relative to a common measure of performance.

The bar chart illustrates how the Fund’s performance varies from year to year over the periods shown. During the periods presented in the bar chart, the Investment Class shares’ highest return before taxes for a quarter was 11.77% for the quarter ended June 30, 2003. The Fund’s lowest return before taxes for a quarter was -9.00% for the quarter ended September 30, 2002.

The table opposite illustrates how the Fund’s average annual returns for different calendar periods compare to the returns of the S&P 500® Index and the return of the LB Aggregate Bond Index. The table reflects the impact of the Fund’s expenses for the Investment Class shares. The table (other than “Return After Taxes on Distributions”) assumes that you sold your shares at the end of each period.

Calendar Year Total Returns

Investment Class Shares

Average Annual Total Returns

(as of December 31, 2007)

	1 Year	5 Years	Since Inception[1]

Strategic Investment Fund

Investment Class

Return Before Taxes	11.88%	11.62%	6.66%

Return After Taxes on Distributions[2]	10.36%	10.60%	5.51%

Return After Taxes on Distributions and Sale of Fund Shares[2]	8.46%	9.66%	5.13%

Service Class	11.58%	–	12.52%

S&P 500® Index[3]	5.50%	12.84%	2.58%

LB Aggregate Bond Index[3]	6.97%	4.42%	6.32%

Both the bar chart and table assume reinvestment of dividends and distributions. Due to volatile market conditions, performance figures such as those shown in the bar chart and table may be significantly different if the bar chart and table covered more recent periods. As with all mutual funds, past performance is not an indication of future performance.

1 Inception date: Investment Class – 10/29/99; Service Class – 9/30/05.

2 After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. The after-tax figures are hypothetical figures because the Fund had only shareholders that were tax-exempt or tax-deferred at the time. For that reason, the Fund did not make any election during those periods with respect to qualified dividend income to allow a lower tax rate. As a result, the impact of taxes is greater, and the stated after-tax returns lower, than would have occurred if the Fund had made the appropriate election for the benefit of its taxable shareholders. The Fund expects to make that election going forward because taxable investors may become shareholders. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. After-tax returns are shown for Investment Class shares only and after-tax returns for Service Class shares will vary. For further information, please see “Dividends, Capital Gains and Other Tax Information-Taxes-Supplemental Information About After-Tax Performance Figures” later in this Prospectus.

3 The returns of the S&P 500® Index and the LB Aggregate Bond Index do not include the effect of sales charges (if any), operating expenses of a mutual fund or taxes. If included, returns shown would have been lower. Since Inception returns for the S&P 500 Index and LB Aggregate Bond Index are calculated from the month end nearest the Investment Class shares’ inception date.

All mutual funds use a standard formula to calculate total return. Total return measures the price change in a share assuming the reinvestment of all dividend income and capital gain distributions.

24

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25

Money Market Funds

The Money Market Fund invests in short-term, high-quality money market instruments. The Money Market Fund seeks to provide stability of principal and regular income. The income provided by the Money Market Fund varies with interest rate movements.

For a description of the terms in bold type, please refer to “More on Strategies, Risks and Disclosure of Portfolio Holdings” later in this Prospectus.

26

GE Institutional

Funds Prospectus

Money Market

Funds

Money Market Fund

Investment Objective: High level of current income consistent with the preservation of capital and maintenance of liquidity

The Strategy

The Money Market Fund invests primarily in short-term, U.S. dollar-denominated money market instruments. The Fund’s investments may include U.S. Government securities, repurchase agreements, commercial paper, certificates of deposit, variable rate securities, asset-backed securities, foreign debt securities, Eurodollar deposits and domestic and foreign bank deposits.

U.S. Government securities are securities that are issued and guaranteed as to principal and interest by the U.S. Government or one of its agencies or instrumentalities. Some U.S. Government securities are backed by the full faith and credit of the U.S. Government, such as U.S. Treasury bills and notes and obligations of the Government National Mortgage Association (Ginnie Mae). Other U.S. Government securities are backed by the issuer’s right to borrow from the U.S. Treasury, such as Federal National Mortgage Association (Fannie Mae) securities, while some are backed only by the credit of the issuing organization, such as obligations of the Federal Home Loan Mortgage Corporation (Freddie Mac). Fannie Mae and Freddie Mac securities are not backed by the full faith and credit of the U.S. Government.

The Fund invests consistent with regulatory standards governing security quality, maturity and portfolio diversification. For example, the portfolio manager limits investments to high quality securities with remaining maturities of up to 13 months and limits the weighted average maturity of the Fund’s portfolio to 90 days or less. The Fund may invest more than 25% of its total assets in the domestic banking industry.

All of the Fund’s assets must be rated in the two highest short-term rating categories (or their unrated equivalents), and at least 95% of its assets must be rated in the highest rating category (or its unrated equivalent), by a nationally recognized statistical rating organization. Additional information about the money market instruments in which the Fund may invest, including rating categories, is contained in the SAI.

The Risks

The principal risks of investing in the Fund are bond market risk, interest rate risk, credit risk, asset-backed securities risk and foreign exposure risk. Changes in banking regulations or the economy can have a significant impact on the banking industry and, therefore, the Fund.

An investment in the Fund is not a Bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation (FDIC) or any other government agency. Although the Fund seeks to maintain a net asset value of $1.00 per share, it is possible to lose money by investing in the Fund. The Fund’s yield will change due to movements in current short-term interest rates and market conditions. A change in interest rates or default on the Fund’s investments could cause the Fund’s share price to decline below $1.00.

If you would like additional information regarding the Fund’s investment strategies and risks, including a description of the terms in bold type, please refer to “More on Strategies, Risks and Disclosure of Portfolio Holdings” later in this Prospectus.

27

Fund Performance

The bar chart and table opposite illustrate the short-term variability in the Fund’s performance and the Fund’s returns relative to a common measure of performance.

The bar chart illustrates how the Fund’s performance varies from year to year over the periods shown. During the periods presented in the bar chart, the Investment Class shares’ highest return for a quarter was 1.41% for the quarter ended March 31, 2001. The Fund’s lowest return for a quarter was 0.22% for the quarter ended March 31, 2004. The Fund’s seven day yield was 4.62% and the effective seven day yield was 4.72% as of December 31, 2007. “Effective yield” reflects the compounding effect of earnings on reinvested dividends.

The table opposite illustrates how the Fund’s average annual returns for different calendar periods compare to the return of the 90 Day Treasury Bill Rate (90 Day T-Bill). The table reflects the impact of the Fund’s expenses and assumes that you sold your shares at the end of each period.

Calendar Year Total Returns

Investment Class Shares

Average Annual Total Returns

(as of December 31, 2007)

	1 Year	5 Years	10 Years	Since Inception[1]

Money Market Fund

Investment Class	5.13%	3.02%	3.75%	3.76%

Service Class	4.88%	–	–	4.64%

90 Day T-Bill[2]	4.44%	2.97%	3.56%	3.57%

Both the bar chart and table assume reinvestment of dividends and distributions. As with all mutual funds, past performance is not an indication of future performance.

1 Inception date: Investment Class – 12/2/97; Service Class – 9/30/05.

2 The returns of the 90 Day T-Bill do not include the effect of sales charges (if any), operating expenses of a mutual fund or taxes. If included, returns shown would have been lower. Since Inception returns for the 90 Day T-Bill are calculated from the month end nearest the Investment Class shares’ inception date.

All mutual Funds must use a standard formula to calculate total return. Total return measures the price change in a share assuming the reinvestment of all dividend income and capital gain distributions.

28

GE Institutional Funds Prospectus	Fund Expenses

Shareholder Fees

No sales charge (load) is imposed on purchases of shares (or reinvested dividends and distributions), nor is a contingent deferred sales charge imposed upon redemption of shares. The Funds also do not impose an exchange fee or a redemption fee, except for the International Equity Fund which imposes a 2% redemption fee for shares redeemed or exchanged within 90 days of purchase. For more information regarding this redemption fee, please see “How to Invest — More on Redemption Fees” later in this Prospectus.

The following table shows what it would cost you to invest in a Fund. Annual Fund operating expenses are deducted from a Fund’s assets and are reflected in the Fund’s share price and dividends. The figures below show actual expenses during the fiscal period ended September 30, 2007.

Annual Fund Operating Expenses (as a percentage of average net assets)	U.S. Equity Fund	S&P 500 Index Fund	Core Value Equity Fund Small-Cap Equity Fund	Small-Cap Equity Fund

Management Fees[1]
Investment Class and Service Class	0.36%	0.15%	0.43%	0.60%

Distribution and Service (12b-1) Fees
Investment Class	None	None	None	None
Service Class[2]	0.25%	0.25%	0.25%	0.25%

Other Expenses[3]
Investment Class and Service Class	0.01%	None	0.01%	0.01%

Total Annual Fund Operating Expenses
Investment Class	0.37%	0.15%	0.44%	0.61%
Service Class	0.62%	0.40%	0.69%	0.86%

1 A Fund’s management fee is intended to be a “unitary” fee that includes all operating expenses payable by a Fund, except for fees and expenses associated with the GE Institutional Funds’ independent trustees, shareholder servicing and distribution fees, brokerage fees, and expenses that are not normal operating expenses of the Funds (such as extraordinary expenses, interest and taxes). The management fee fluctuates based upon the average daily net assets of each Fund, other than the S&P 500 Index Fund, and may be higher or lower than those shown above. The nature of the services provided to, and the management fee paid by, each Fund are described in more detail under “About the Investment Adviser.”

2 The 0.25% shareholder servicing and distribution fee is intended to compensate GE Investment Distributors, Inc. (Distributor), or enable the Distributor to compensate other persons, for expenditures made on behalf of the Service Class of each Fund. Long term shareholders of the Service Class shares may pay more than the economic equivalent of the maximum front-end sales charge currently permitted by the rules of the Financial Industry Regulatory Authority (FINRA) governing investment company sales charges.

3 “Other Expenses” include fees beyond those borne by GE Asset Management pursuant to each Fund’s Advisory and Administration Agreement. These expenses include fees and expenses associated with the GE Institutional Funds’ independent trustees, brokerage fees and expenses that are not normal operating expenses of the Funds (such as extraordinary expenses, interest and taxes). This amount is less than 0.01% for certain Funds, and therefore “Other Expenses” for those Funds are reflected as “None.” “Other Expenses” also includes all fees and expenses associated with investments in investment companies and other funds such as ETFs and pooled cash vehicles, which were less than 0.01% for the period shown.

29

International Equity Fund	Premier Growth Equity Fund	Income Fund Strategic	Investment Fund	Money Market Fund

0.55%	0.36%	0.23%	0.36%	0.24%

None	None	None	None	None
0.25%	0.25%	0.25%	0.25%	0.25%

0.01%	0.01%	None	0.01%	None

0.56%	0.37%	0.23%	0.37%	0.24%
0.81%	0.62%	0.48%	0.62%	0.49%

30

GE Institutional

Funds Prospectus

Fund Expenses

The Impact of Fund Expenses

This example is intended to help you compare the cost of investing in a Fund with the cost of investing in other mutual funds. Although actual costs may be higher or lower, you would pay the following expenses on a $10,000 investment, assuming a 5% annual return and that the Fund’s operating expenses remain the same.

Example	You would pay the following expenses on a $10,000 investment

	1 Year	3 Years	5 Years	10 Years
U.S. Equity Fund:
Investment Class	$38	$119	$208	$468
Service Class	$63	$199	$346	$774
S&P 500 Index Fund:
Investment Class	$15	$48	$85	$192
Service Class	$41	$129	$224	$505
Core Value Equity Fund:
Investment Class	$43	$137	$238	$536
Service Class	$70	$219	$381	$851
Small-Cap Equity Fund:
Investment Class	$63	$197	$343	$768
Service Class	$88	$276	$479	$1,066
International Equity Fund:
Investment Class	$57	$180	$314	$703
Service Class	$83	$259	$451	$1,004
Premier Growth Equity Fund:
Investment Class	$37	$118	$206	$464
Service Class	$63	$197	$344	$770
Income Fund:
Investment Class	$23	$74	$129	$292
Service Class	$49	$154	$268	$602
Strategic Investment Fund:
Investment Class	$37	$118	$206	$464
Service Class	$63	$197	$344	$770
Money Market Fund:
Investment Class	$24	$77	$134	$304
Service Class	$50	$157	$273	$614

31

More on Strategies, Risks and Disclosure of Portfolio Holdings

Important Definitions

This section defines important terms that may be unfamiliar to an investor reading about the Funds:

90 Day T-Bill is an unmanaged measure/index of the performance of U.S. Treasury bills currently available in the marketplace having a remaining maturity of 90 days.

Asset-backed securities represent a participation in, or are secured by and payable from, a stream of payments generated by particular assets, such as commercial paper, credit card receivables, auto loans or home-equity loans.

Bank deposits are cash, checks or drafts deposited in a financial institution for credit to a customer’s account. Banks differentiate between demand deposits (checking accounts on which the customer may draw) and time deposits, which pay interest and have a specified maturity or require 30 days’ notice before withdrawal.

Cash and cash equivalents are highly liquid and highly rated instruments, such as commercial paper and bank deposits.

Certificates of deposit include short-term debt securities issued by banks.

Commercial paper includes short-term debt securities issued by banks, corporations and other borrowers.

Common stock is a class of security representing equity ownership in a corporation. Holders of common stock have the right to elect directors and collect dividends. Common stock claims are subordinate to bondholder claims, preferred stockholders, and general creditors.

Convertible securities may be debt or equity securities that pay interest or dividends or are sold at a discount and that may be converted on specified terms into the stock of the issuer.

Corporate bonds are debt securities issued by companies.

Debt obligations of supranational agencies are obligations of multi-jurisdictional agencies that operate across national borders (e.g., the World Bank).

Debt securities are bonds and other securities that are used by issuers to borrow money from investors. Holders of debt securities have a higher priority claim to assets than do equity holders. Typically, the debt issuer pays the investor a fixed, variable or floating rate of interest and must repay the borrowed amount at maturity. Some debt securities, such as zero coupon obligations, are sold at a discount from their face values instead of paying interest.

Depositary receipts represent interests in an account at a bank or trust company which holds equity securities. These interests may include American Depositary Receipts (held at U.S. banks and traded in the United States), European Depositary Receipts, Global Depositary Receipts or other similar instruments.

Derivative instruments are instruments or contracts whose values are based on the performance of an underlying financial asset, currency or index and include futures contracts, options (on stocks, indices, currencies, futures contracts or bonds), forward currency transactions, swaps (including interest rate, currency, index and credit default swaps), interest-only and principal-only debt securities, certain mortgage-backed securities like collateralized mortgage obligations (CMOs), and structured and indexed securities.

Duration represents a mathematical calculation of the average life of a bond (or portfolio of bonds) based on cash flows that serves as a useful measure of the security’s sensitivity to changes in interest rates. Each year of duration approximates an expected one percent change in the bond’s price for every one percent change in the interest rate.

Equity securities may include common stocks, preferred securities, depositary receipts, convertible securities, and rights and warrants of U.S. and foreign companies. Stocks represent an ownership interest in a corporation.

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Eurodollar deposits are deposits issued in U.S. dollars by foreign banks and foreign branches of U.S. banks.

Floating and variable rate instruments are securities with floating or variable rates of interest or dividend payments.

Foreign debt securities are issued by foreign corporations or governments. They may include the following:

■ Eurodollar Bonds, which are dollar-denominated securities issued outside the U.S. by foreign corporations and financial institutions and by foreign branches of U.S. corporations and financial institutions

■ Yankee Bonds, which are dollar-denominated securities issued by foreign issuers in the U.S.

■ Debt securities denominated in currencies other than U.S. dollars

Foreign securities include interests in or obligations of entities located outside the United States. The determination of where an issuer of a security is located will be made by reference to the country in which the issuer (i) is organized, (ii) derives at least 50% of its revenues or profits from goods produced or sold, investments made or services performed, (iii) has at least 50% of its assets situated, or (iv) has the principal trading market for its securities. Foreign securities may be denominated in non-U.S. currencies and traded outside the United States or may be in the form of depositary receipts.

Forward currency transactions involve agreements to exchange one currency for another at a future date.

Futures contracts are agreements to buy or sell a specific amount of a commodity, financial instrument or index at a particular price and future date. Options on futures contracts give the purchaser the right, in return for the premium paid, to assume a position in a futures contract at a specified exercise price at any time prior to the expiration date of the option.

Government stripped mortgage-related securities are mortgage-backed securities that have been separated into their interest and principal components. They represent interests in distributions of interest on or principal underlying mortgage-backed securities.

Growth investing involves buying stocks with above-average growth rates. Typically, growth stocks are the stocks of faster growing companies in more rapidly growing sectors of the economy. Generally, growth stock valuation levels will be higher than those of value stocks and the market averages.

High yield securities are debt securities, preferred securities and convertible securities of corporations rated Ba through C by Moody’s or BB through D by S&P (or comparably rated by another nationally recognized statistical rating organization) or, if not rated by Moody’s or S&P, are considered by portfolio management to be of similar quality. High yield securities include bonds rated below investment-grade, sometimes called “junk bonds,” and are considered speculative by the major credit rating agencies.

Illiquid investments are securities or other instruments that cannot be sold within seven days for a price approximately equal to the value it currently has on a Fund’s books. Illiquid investments may include repurchase agreements maturing in more than seven days, swaps, time deposits with a notice or demand period of more than seven days, certain over-the-counter option contracts (and segregated assets used to cover such options), participation interests in loans, and certain restricted securities.

Industrial development bonds are considered municipal bonds if the interest paid is exempt from federal income tax. They are issued by or on behalf of public authorities to raise money to finance various privately operated facilities for business and manufacturing, housing, sports, and pollution control. These bonds may also be used to finance public facilities such as airports, mass transit systems, ports, and parking. The payment of the principal and interest on such bonds is dependent solely on the ability of the

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facility’s user to meet its financial obligations and the pledge, if any, of real and personal property financed by the bond as security for those payments.

Investment-grade debt securities are rated Baa or better by Moody’s and BBB or better by S&P (or comparably rated by another nationally recognized statistical rating organization), or, if not rated, are considered by portfolio management to be of similar quality to such securities. Securities rated in the fourth highest grade have some speculative elements.

LB Aggregate Bond Index is a market value-weighted index of taxable investment-grade debt issues, including government, corporate, asset-backed and mortgage-backed securities, with maturities of one year or more. The index is designed to represent the performance of the U.S. investment-grade fixed-rate bond market.

MSCI® EAFE® Index is a market capitalization-weighted index of equity securities of companies domiciled in various countries. The index is designed to represent the performance of developed stock markets outside the U.S. and Canada and excludes certain market segments unavailable to U.S. based investors.

Maturity represents the date on which a debt security matures or when the issuer must pay back the principal amount of the security.

Money market instruments are short-term debt securities of the U.S. Government, banks and corporations. The Funds may invest in money market instruments directly or indirectly (except for the Money Market Fund) through investments in the GEI Short-Term Investment Fund (Investment Fund, which is a privately offered pooled investment trust managed by GE Asset Management.

Mortgage-backed securities include securities issued by the Government National Mortgage Association (Ginnie Mae), the Federal National Mortgage Association (Fannie Mae), the Federal Home Loan Mortgage Corporation (Freddie Mac), other government agencies and private issuers. They may also include collateralized mortgage obligations (CMOs), which are derivative instruments that are fully collateralized by a portfolio of mortgages or mortgage-related securities.

Mortgage dollar rolls are transactions involving the sale of a mortgage-backed security with a simultaneous contract (with the purchaser) to buy similar, but not identical, securities at a future date.

Municipal obligations are debt securities issued by or on behalf of states, territories and possessions of the United States and the District of Columbia and their political subdivisions, agencies and instrumentalities, or multi-state agencies or authorities that pay interest exempt from regular federal income taxes and, in some cases, from federal alternative minimum taxes. They include: (i) municipal leases; (ii) participation interests in municipal obligations, which are proportionate, undivided interests in municipal obligations; (iii) municipal obligation components, which are municipal obligations that have been divided into two components (one component pays interest at a rate adjusted periodically through an auction process, the second pays the residual rate after the auction rate is deducted from total interest payable); (iv) custodial receipts on municipal obligations, which evidence ownership of future interest payments, principal payments, or both, on certain municipal obligations; (v) tender option bonds; and (vi) industrial development bonds.

Preferred securities are classes of stock that pay dividends at a specified rate. Dividends are paid on preferred stocks before they are paid on common stocks. In addition, preferred stockholders have priority over common stockholders as to the proceeds from the liquidation of a company’s assets.

Purchasing and writing options are permitted investment strategies for certain Funds. An option is the right to buy (i.e., a call) or sell (i.e., a put) securities or other interests for a

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predetermined price on or before a fixed date. A securities index option represents the option holder’s right to obtain from the seller, in cash, a fixed multiple of the amount by which the exercise price exceeds (in the case of a put) or is less than (in the case of a call) the closing value of the securities index on the exercise date. An option on a foreign currency represents the right to buy or sell a particular amount of that currency for a predetermined price on or before a fixed date.

Repurchase agreements (repos) are used to invest cash on a short-term basis. A seller (bank or broker-dealer) sells securities, usually government securities, to the Fund, agreeing to buy them back at a designated price and time — usually the next day.

Restricted securities (which include Rule 144A securities) may have contractual restrictions on resale, or cannot be resold publicly until registered. Certain restricted securities may be illiquid. Illiquid investments may be difficult or impossible to sell when a Fund wants to sell them at a price at which the Fund values them.

Reverse repurchase agreements involve selling securities held and concurrently agreeing to repurchase the same securities at a specified price and future date.

Rights represent a preemptive right of stockholders to purchase additional shares of a stock at the time of a new issuance, before the stock is offered to the general public, allowing the stockholder to retain the same ownership percentage after the new stock offering.

Rule 144A securities are restricted securities that may be sold to certain institutional purchasers under Rule 144A.

Russell 2000 Index is a market capitalization-weighted index consisting of 2,000 of the smallest U.S.-domiciled publicly traded common stocks that are included in the Russell 3000® Index. The Russell 3000® Index comprises the 3,000 largest U.S. domiciled companies.

S&P 500® Index is an unmanaged, market capitalization-weighted index of stocks of 500 large U.S. companies, which is widely used as a measure of large-cap U.S. stock market performance.

Short sales against the box involve selling short securities actually owned or otherwise covered at all times during the period the short position is open.

Structured and indexed securities are securities whose principal and/or interest rate is determined by reference to changes in the value of one or more specific currencies, interest rates, commodities, indices or other financial indicators, but do not include securities issued by other investment companies.

Tender option bonds are long-term municipal obligations sold by a bank or other financial institution subject to a demand feature that gives the purchaser the right to sell them to the bank or other financial institution at par plus accrued interest at designated times (tender option). The interest rate on the bonds is typically reset at the end of the applicable interval in an attempt to cause the bonds to have a market value that approximates their par value, plus accrued interest. The tender option may not be exercisable in the event of a default on, or significant downgrading of, the underlying municipal obligation, and may be subject to other conditions. Therefore, a fund’s ability to exercise the tender option will be affected by the credit standing of both the bank or other financial institution involved and the issuer of the underlying securities.

U.S. Government securities are securities that are issued and guaranteed as to principal and interest by the U.S. Government or one of its agencies or instrumentalities. Some U.S. Government securities are backed by the full faith and credit of the U.S. Government such as U.S. Treasury bills and notes and obligations of the Government National Mortgage Association (Ginnie Mae).

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Other U.S. Government securities are backed by the issuer’s right to borrow from the U.S. Treasury, such as Federal National Mortgage Association (Fannie Mae) securities, while some are backed only by the credit of the issuing organization, such as obligations of the Federal Home Loan Mortgage Corporation (Freddie Mac). All U.S. Government securities are considered highly creditworthy. Fannie Mae and Freddie Mac securities are not backed by the full faith and credit of the Federal Government.

Value investing involves buying stocks that are out of favor and/or undervalued in comparison to their peers and/or their prospects for growth. Generally, prices of value stocks are lower than those of growth stocks.

Variable rate securities which include floating and variable rate instruments, are securities that carry interest rates that fluctuate or may be adjusted periodically to market rates. Interest rate adjustments could increase or decrease the income generated by the securities.

Various investment techniques are utilized by a Fund to increase or decrease its exposure to changing security prices, interest rates, currency exchange rates, commodity prices or other factors that affect security values. For certain Funds, these techniques may involve derivative instruments and transactions such as buying and selling options and futures contracts, entering into forward currency transactions or swap agreements or contracts and purchasing indexed securities. These techniques are designed to adjust the risk and return characteristics of a Fund’s portfolio of investments and are not used for leverage. No Fund is under any obligation to use any of these techniques at any given time or under any particular economic condition. To the extent that a Fund employs these techniques, the Fund would be subject to derivative instruments risk.

Warrants are securities that are usually issued together with a bond or preferred securities, that permit the holder to buy a proportionate amount of common stock at a specified price that is usually higher than the stock price at the time of issue.

Weighted average maturity represents the length of time in days or years until the average security in a money market or income fund will mature or be redeemed by its issuer. The average maturity is weighted according to the dollar amounts invested in the various securities in the fund. This measure indicates a money market or an income fund’s sensitivity to changes in interest rates. In general, the longer a fund’s weighted average maturity, the more its share price will fluctuate in response to changing interest rates.

When-issued and delayed delivery securities are securities that are purchased or sold for delivery and payment at a future date, i.e., beyond the normal settlement date.

Zero coupon obligations are securities that pay no interest to their holders prior to maturity. Instead, interest is paid in a lump sum at maturity. They are purchased at a discount from par value, and generally are more volatile than other fixed income securities.

More on Investment Strategies

In addition to each Fund’s principal investment strategies described earlier in this Prospectus, a Fund is permitted to use other securities, investment strategies and techniques in pursuit of its investment objective. No Fund is under any obligation to use any of these techniques or strategies at any given time or under any particular economic condition. Certain instruments and investment strategies may expose the Funds to other risks and considerations, which are discussed later in this Prospectus and in the Funds’ SAI.

Holding Cash and Temporary Defensive Positions: Under normal circumstances, each Fund may hold cash and/or money market instruments (i) pending investment, (ii) for investment or cash management purposes, and

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(iii) to meet operating expenses. A Fund (other than the S&P 500 Index Fund) may from time to time take temporary defensive positions when the portfolio manager believes that adverse market, economic, political or other conditions exist. In these circumstances, the portfolio manager may (i) without limit hold cash and cash equivalents and/or invest in money market instruments, or (ii) restrict the securities markets in which a Fund’s assets are invested by investing those assets in securities markets deemed to be conservative in light of the Fund’s investment objective and strategies. In addition, a Fund may hold cash and cash equivalents and/or invest in money market instruments under circumstances where the liquidation of a Fund has been approved by the Trustees and therefore investments in accordance with the Fund’s investment objective and policies would no longer be appropriate. Each Fund may invest in money market instruments directly or indirectly (except for the Money Market Fund) through investment in the Investment Fund. The Investment Fund is advised by GE Asset Management, which charges no advisory fee to the Investment Fund.

To the extent that a Fund, other than the Money Market Fund, holds cash and cash equivalents or invests in money market instruments, it may not achieve its investment objective.

Equitizing cash: A Fund that invests in equity securities may use futures or invest a portion of its cash holdings in index securities such as exchange traded funds (or ETFs) to gain general market exposure pending direct investments in portfolio securities. The use of futures or the investment in ETFs or other index products would be subject to other applicable restrictions on the Fund’s investments.

The following tables summarize some of the investment techniques that may be employed by a Fund. Certain techniques and limitations may be changed at the discretion of GE Asset Management and subject to the approval of the Fund’s Board of Trustees. Percentage figures refer to the percentage of a Fund’s assets that may be invested in accordance with the indicated technique.

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	Borrowing	Repurchase Agreements	Reverse Repurchase Agreements	Restricted and Illiquid Investments	Structured and Indexed Securities	Purchasing and Writing Securities Options	Purchasing and Writing Securities Index Options
U.S. Equity Fund	33 1/3%	Yes	Yes	Yes	No	Yes	Yes
S&P 500 Index Fund	33 1/3%	Yes	Yes	Yes	No	Yes	Yes
Core Value Equity Fund	33 1/3%	Yes	Yes	Yes	No	Yes	Yes
Small-Cap Equity Fund	33 1/3%	Yes	Yes	Yes	No	Yes	Yes
International Equity Fund	33 1/3%	Yes	Yes	Yes	No	Yes	Yes
Premier Growth Equity Fund	33 1/3%	Yes	Yes	Yes	No	Yes	Yes
Income Fund	33 1/3%	Yes	Yes	Yes	Yes	Yes	Yes
Strategic Investment Fund	33 1/3%	Yes	Yes	Yes	Yes	Yes	Yes
Money Market Fund	33 1/3%	Yes	Yes	No	No	No	No

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GE Institutional

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	Future Contracts and Options on Future Contracts	Forward Currency Transactions	Options on Foreign Currency	Maximum Investment in Debt Securities	Maximum Investment in Below-Investment Grade Debt Securities (High Yield Securities)	Maximum Investment in Foreign Securities	When-Issued and Delayed Delivery Securities
U.S. Equity Fund	Yes	Yes	Yes	20%	5%	15%*	Yes
S&P 500 Index Fund	Yes	Yes	Yes	20%	5%	35%*	Yes
Core Value Equity Fund	Yes	Yes	Yes	20%	5%	25%*	Yes
Small-Cap Equity Fund	No	No	No	20%	10%	10%*	Yes
International Equity Fund	Yes	Yes	Yes	20%	5%	100%	Yes
Premier Growth Equity Fund	Yes	Yes	No	20%	5%	25%*	Yes
Income Fund	Yes	Yes	Yes	100% (maximum of 25% in BBB by S&P or Baa by Moody’s or equivalent)	20% in BB or B by S&P or Ba or B by Moody’s or below or of similar quality	35%*	Yes
Strategic Investment Fund	Yes	Yes	Yes	100% (maximum of 25% in BBB by S&P or Baa by Moody’s or equivalent)	20% in BB or B by S&P or Ba or B by Moody’s or below or of similar quality	30%*	Yes
Money Market Fund	No	No	No	100%	None	25%*	Yes

* This limitation excludes American Depositary Receipts, and securities of a foreign issuer with a class of securities registered with the Securities and Exchange Commission and listed on a U.S. national securities exchange.

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	Lending Portfolio Securities	Rule 144A Securities	Debt Obligations of Supranational Agencies	Depositary Receipts	Securities of Other Investment Funds	Municipal Leases	Floating and Variable Rate Instruments		Participation Interest in Municipal Obligations
U.S. Equity Fund	Yes	Yes	Yes	Yes	Yes	No	No	*	No
S&P 500 Index Fund	Yes	Yes	Yes	Yes	Yes	No	No	*	No
Core Value Equity Fund	Yes	Yes	Yes	Yes	Yes	No	No	*	No
Small-Cap Equity Fund	Yes	Yes	Yes	Yes	Yes	No	No	*	No
International Equity Fund	Yes	Yes	Yes	Yes	Yes	No	No	*	No
Premier Growth Equity Fund	Yes	Yes	Yes	Yes	Yes	No	No	*	No
Income Fund	Yes	Yes	Yes	Yes	Yes	No	Yes		No
Strategic Investment Fund	Yes	Yes	Yes	Yes	Yes	Yes	Yes		Yes
Money Market Fund	Yes	Yes	Yes	No	No	No	Yes		No

* This limitation excludes commercial paper and notes with variable and floating rates of interest.

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	Zero Coupon Obligations	Municipal Obligations Components	Custodial Receipts on Municipal Obligations	Mortgage Related Securities, Including CMOs	Government Stripped Mortgage Related Securities	Asset Backed Securities and Receivable-Backed Securities	Mortgage Dollar Rolls	Short Sales Against the Box
U.S. Equity Fund	Yes	No	No	Yes	No	No	No	No
S&P 500 Index Fund	No	No	No	Yes	No	No	No	No
Core Value Equity Fund	No	No	No	Yes	No	No	No	Yes
Small-Cap Equity Fund	No	No	No	Yes	No	No	No	Yes
International Equity Fund	No	No	No	Yes	No	No	No	Yes
Premier Growth Equity Fund	No	No	No	Yes	No	No	No	No
Income Fund	Yes	No	No	Yes	Yes	Yes	Yes	No
Strategic Investment Fund	Yes	Yes	Yes	Yes	Yes	Yes	Yes	No
Money Market Fund	No	No	No	Yes	No	Yes	No	No

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More on Risks

Like all mutual funds, investing in the GE Institutional Funds involves risk factors and special considerations. A GE Institutional Fund’s risk is defined primarily by its principal investment strategies, which are described earlier in this Prospectus. Investments in a GE Institutional Fund are not insured against loss of principal. As with any mutual fund, there can be no assurance that a GE Institutional Fund will achieve its investment objective. Investing in shares of a GE Institutional Fund should not be considered a complete investment program. The share value of the GE Institutional Equity Funds, the Income Fund and the Strategic Investment Fund will rise and fall. Although the Money Market Fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Fund.

One of your most important investment considerations should be balancing risk and return. Different types of investments tend to respond differently to shifts in the economic and financial environment. So, diversifying your investments among different asset classes — such as stocks, bonds and cash — and within an asset class — such as small-cap and large-cap stocks — can help you manage risk and achieve the results you need to comfortably reach your financial goals.

The primary risks of particular investments are summarized below. For more information about the risks associated with the Funds, please see the SAI, which is incorporated by reference into this Prospectus.

Asset-Backed Securities Risk: Asset-backed securities often are subject to more rapid repayment than their stated maturity dates indicate, due to changing economic conditions. To maintain its position in such securities, a Fund may reinvest the reductions in principal amounts resulting from the prepayments. Yields on those reinvested amounts are subject to prevailing market rates. Because prepayments of principal generally increase when rates are falling, a Fund generally has to reinvest proceeds from prepayments at lower rates. Also, because asset-backed securities often are secured by the loans underlying the securities, a Fund may lose money if there are defaults on the loans underlying the securities. Such defaults have become an increasing risk for asset-backed securities that are secured by home-equity loans related to sub-prime mortgage loans, especially in a declining residential real estate market. Investments in asset-backed securities may also be subject to valuation risk.

Bond Market Risk: Bond market risk is the risk that the value of debt securities may decline. Bond prices can change daily, sometimes rapidly, in response to issuer activity and general economic and credit market conditions. Bond prices can be volatile and there can be severe limitations in the ability to sell certain bonds, including those that are of higher credit quality, during periods of reduced credit market liquidity such as the one that the market is currently experiencing.

Credit Risk: The price of a bond is affected by the issuer’s or counterparty’s credit quality. Changes in an entity’s financial condition and general economic conditions can affect the ability to honor financial obligations and therefore credit quality. Lower quality bonds are generally more sensitive to these changes than higher quality bonds. Even within securities considered investment grade, differences exist in credit quality and some investment-grade debt securities may have speculative characteristics. A security’s price may be adversely affected by the market’s opinion of the security’s credit quality level even if the issuer or counterparty has suffered no degradation in ability to honor the obligation.

Derivative Instruments Risk: A Fund’s use of various investment techniques may involve derivative instruments, such as swaps, options, futures and options on futures. A Fund may, but is not required to, use derivatives as a substitute for taking a long or a short position in an underlying asset, to increase returns, or as part of a hedging strategy. A small investment

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GE Institutional

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in derivatives could have a potentially large impact on a Fund’s performance and its rate of income distributions for a particular period of time. The use of derivatives involves risks different from, or possibly greater than, the risks associated with investing directly in the underlying assets. Derivatives can be highly volatile, illiquid, subject to counterparty risk and difficult to value. There is also the risk that changes in the value of a derivative held by a Fund may not correlate with a Fund’s other investments, which could impact Fund performance . A Fund may choose not to invest in derivative instruments because they may not be available, may be too costly to be used effectively or may be unable to be used for other reasons.

Diversification Risk: Although the Premier Growth Equity Fund is a diversified fund, it may invest in securities of a limited number of issuers to achieve a potentially greater investment return than a fund that invests in a larger number of issuers. As a result, price movements of a single issuer’s securities will have a greater impact on this Fund’s net asset value causing it to fluctuate more than that of a more widely diversified fund.

Emerging Markets Risk: Emerging market securities bear most foreign exposure risks discussed below. In addition, there are greater risks involved in investing in emerging markets than in developed foreign markets. Specifically, the economic structures in emerging market countries are less diverse and mature than those in developed countries, and their political systems are less stable. Investments in emerging market countries may be affected by national policies that restrict foreign investment. Emerging market countries may have less developed legal structures, and the small size of their securities markets and low trading volumes can make investments illiquid and more volatile than investments in developed countries. As a result, a Fund investing in emerging market countries may be required to establish special custody or other arrangements before investing.

Foreign Exposure Risk: Investing in foreign securities, including depositary receipts, or securities of U.S. entities with significant foreign operations, involves additional risks which can affect a Fund’s performance. Foreign markets, particularly emerging markets, may be less liquid, more volatile and subject to less government supervision than U.S. markets. There may be difficulties in enforcing contractual obligations, and it may take more time for transactions to clear and settle in foreign countries than in the U.S. Less information may be available about foreign issuers. The costs of buying and selling foreign securities, including tax, brokerage and custody costs, generally are higher than those involving domestic transactions. The specific risks of investing in foreign securities include valuation risk and:

■ Currency Risk: The values of foreign investments may be affected by changes in currency rates or exchange control regulations. If the local currency gains strength against the U.S. dollar, the value of the foreign security increases in U.S. dollar terms. Conversely, if the local currency weakens against the U.S. dollar, the value of the foreign security declines in U.S. dollar terms. U.S. dollar-denominated securities of foreign issuers, including depositary receipts, also are subject to currency risk based on their related investments.

■ Political/Economic Risk: Changes in economic, tax or foreign investment policies, government stability, war or other political or economic actions may have an adverse effect on a Fund’s foreign investments.

■ Regulatory Risk: Foreign companies often are not subject to uniform accounting, auditing and financial reporting standards or to other regulatory practices and requirements common to U.S. companies.

Government Stripped Mortgage-Related Securities Risk: In addition to prepayment risk, the yields on government stripped mortgage-related securities are extremely sensitive to prepayment on the underlying mortgage loans. A rapid rate of principal payments will reduce the yield to maturity on interest only

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mortgage-related securities and increase the yield to maturity on principal only mortgage-related securities. If the underlying mortgage loans experience greater-than anticipated principal payments, a Fund may not recoup fully its initial investment in interest only mortgage-related securities. The market for such securities may be volatile and they are considered illiquid unless certain conditions are met. Investments in government stripped mortgage-related securities may also be subject to valuation risk.

High Yield Securities Risk: Below investment-grade securities, sometimes called “junk bonds,” are considered speculative. These securities have greater risk of default than higher rated securities. The market value of below investment-grade securities is more sensitive to individual corporate developments and economic changes than higher rated securities. The market for below investment-grade securities may be less active than for higher rated securities, which can adversely affect the price at which these securities may be sold. Less active markets may diminish a Fund’s ability to obtain accurate market quotations when valuing the portfolio securities and thereby give rise to valuation risk. In addition, a Fund may incur additional expenses if a holding defaults and a Fund has to seek recovery of its principal investment. Below investment-grade securities may also present risks based on payment expectations. For example, these securities may contain redemption or call provisions. If an issuer exercises these provisions in a declining interest rate market, the Fund would have to replace the security with a lower yielding security resulting in a decreased return for investors.

Illiquid Investments Risk: Illiquid investments may be difficult to resell at approximately the price they were valued in the ordinary course of business in seven days or less. When investments cannot be sold readily at the desired time or price, a Fund may have to accept a lower price, may not be able to sell the investment at all, or may be forced to forego other investment opportunities, all of which may have an impact on returns of the Fund. Illiquid investments also may be subject to valuation risk.

Initial Public Offerings Risk: Certain Funds may purchase shares issued as part of, or a short period after, a company’s initial public offering (IPOs), and may dispose of those shares shortly after their acquisition. The purchase of shares issued in IPOs exposes a Fund to the risks associated with organizations that have little operating history as public companies, as well as to the risks associated with the sectors of the market in which the issuer operates. The market for IPO shares has been volatile, and share prices of newly-public companies have fluctuated significantly over short periods of time.

Interest Rate Risk: Bond prices generally rise when interest rates decline and decline when interest rates rise. The longer the duration of a bond, the more a change in interest rates affects the bond’s price. Short-term and long-term interest rates may not move the same amount and may not move in the same direction.

Mortgage-Backed Securities Risk: Mortgage-backed securities that are collateralized by a portfolio of mortgages or mortgage-related securities depend on the payments of principal and interest made by or through the underlying assets, which may not be sufficient to meet the payment obligations of the mortgage-backed security. Prepayments of principal, which occur more frequently in falling interest rate conditions, may shorten the term and reduce the value of these securities. The quality and value of the underlying collateral may decline, or default, which has become an increasing risk for collateral related to sub-prime mortgage loans, especially in a declining residential real estate market. Further, these securities generally are privately sold and may not be readily marketable, particularly after a rapid decrease in value. Investments in mortgage-backed securities may also be subject to valuation risk.

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Municipal Obligations Risk: Municipal obligations are backed by the entities that issue them and/or other revenue streams. Like other debt securities, prices of municipal debt securities are affected inversely by changes in interest rates and by changes in the credit rating or financial condition of the issuer. Income derived from investments in municipal obligations typically is exempt from regular federal income tax but may be subject to state and local taxes. Capital gains from the disposition of municipal obligations are subject to tax. In addition, interest income on certain municipal obligations may be subject to federal corporate and individual alternative minimum taxes. The municipal obligations market is volatile and may be significantly affected by tax, legislative or political changes. Some municipal obligations are insured and guarantee the timely payment of interest and repayment of principal.

Portfolio Turnover Risk: Portfolio securities are sold whenever the portfolio manager believes it appropriate, regardless of how long the securities have been held. Each Income and Asset Allocation Fund’s investment program emphasizes active portfolio management with a sensitivity to short-term market trends and price changes in individual securities. Accordingly, the Income and Asset Allocation Funds expect to take frequent trading positions, resulting in portfolio turnover that may exceed those of most mutual funds of comparable size. Portfolio turnover generally involves some expense to the Funds, including brokerage commissions, dealer markups and other transaction costs, and may result in the recognition of capital gains that may be distributed to shareholders. Generally, portfolio turnover over 100% is considered high and increases these costs.

Prepayment Risk: Prices and yields of mortgage-backed securities assume the securities will be redeemed at a given time. When interest rates decline, mortgage-backed securities experience higher prepayments because the underlying mortgages are repaid earlier than expected. A Fund’s portfolio manager may be forced to invest the proceeds from prepaid mortgage-backed securities at lower rates, which results in a lower return for the Fund. When interest rates increase, mortgage-backed securities experience lower prepayments because the underlying mortgages may be repaid later than expected. This typically reduces the value of the underlying securities.

Repurchase and Reverse Repurchase Agreements Risk: A Fund entering into a repurchase agreement may suffer a loss if the other party to the transaction defaults on its obligations and could be delayed or prevented from exercising its rights to dispose of the underlying securities. The value of the underlying securities may decline while the Fund seeks to assert its rights. The Fund could incur additional expenses in asserting its rights or may lose all or part of the income from the agreement. A reverse repurchase agreement involves the risk that the market value of the securities retained by a Fund may decline below the price of the securities the Fund has previously sold but is later obligated to repurchase at a higher price under the agreement.

Restricted Securities Risk: Restricted securities (including Rule 144A securities) may be subject to legal restraints on resale and, therefore, are typically less liquid than other securities. The prices received from reselling restricted securities in privately negotiated transactions may be less than those originally paid by a Fund. Companies whose securities are restricted are not subject to the same investor protection requirements as publicly traded securities.

Stock Market Risk: Stock market risk is the risk that the value of equity securities may decline. Stock prices change daily, sometimes rapidly, in response to company activity and general economic and market conditions. Stock prices may decline in value even during periods when equity securities in general are rising, or may not perform as well as the market in general. Stock prices may also experience greater volatility during periods of

45

challenging market conditions such as the one that the market is currently experiencing. Additional stock market risk may be introduced when a particular equity security is traded on a foreign market. For more detail on the related risks involved in foreign markets, see Foreign Exposure Risk, above.

Style Risk: Securities with different characteristics tend to shift in and out of favor depending upon market and economic conditions as well as investor sentiment. A Fund may underperform other funds that employ a different style. A Fund also may employ a combination of styles that impact its risk characteristics. Examples of different styles include growth and value investing, as well as those focusing on large, medium, or small company securities.

■ Growth Investing Risk: Growth stocks may be more volatile than other stocks because they are more sensitive to investor perceptions of the issuing company’s growth potential. Growth-oriented funds will typically underperform when value investing is in favor.

■ Value Investing Risk: Undervalued stocks may not realize their perceived value for extended periods of time or may never realize their perceived value. Value stocks may respond differently to market and other developments than other types of stocks. Value-oriented funds typically will underperform when growth investing is in favor.

■ Mid-Cap Company Risk: Investments in securities of mid-cap companies entail greater risks than investments in larger, more established companies. Mid-cap companies tend to have more narrow product lines, more limited financial resources and a more limited trading market for their stocks, as compared with larger companies. As a result, their stock prices may decline significantly as market conditions change.

■ Small-Cap Company Risk: Investing in securities of small-cap companies may involve greater risks than investing in larger, more established companies. Smaller companies may have limited product lines, markets or financial resources. Their securities may trade less frequently and in more limited volume than securities of larger, more established companies. In addition, smaller companies are typically subject to greater changes in earnings and business prospects than are larger companies. Consequently, the prices of small company stocks tend to rise and fall in value more than other stocks. Although investing in small-cap companies offers potential for above-average returns, the companies may not succeed and their stock prices could decline significantly. Investments in small-cap companies may also be subject to valuation risk.

Valuation Risk: Portfolio securities may be valued using techniques other than market quotations, under the circumstances described under “Calculating Share Value.” The value established for a portfolio security may be different than what would be produced through the use of another methodology or if it had been priced using market quotations. Portfolio securities that are valued using techniques other than market quotations, including “fair valued” securities, may be subject to greater fluctuation in their value from one day to the next than would be the case if market quotations were used. In addition, there is no assurance that a Fund could sell a portfolio security for the value established for it at any time and it is possible that a Fund would incur a loss because a portfolio security is sold at a discount to its established value.

Other Risk Considerations

Institutional Investor Risk: Investors may be materially affected by the actions of other large institutional investor (including investors affiliated with GE Asset Management). For example, if a large institutional investor withdraws an investment in a Fund, the Fund could diminish in size by a substantial amount causing the remaining investors to experience higher pro rata operating expenses, resulting in lower returns for such investors. The purchase or withdrawal by a large investor may result in significant portfolio trading expenses that are borne by other shareholders.

46

GE Institutional

Funds Prospectus

More on Strategies,

Risks and Disclosure

of Portfolio Holdings

Disclosure of Portfolio Holdings

GE Asset Management has adopted policies and procedures to protect a Fund’s portfolio information and to prevent the misuse of that information by a third party. GE Asset Management limits disclosure of portfolio information to situations it believes will not result in material harm or disadvantage to investors in the Funds. A description of the Funds’ policies and procedures relating to the disclosure of portfolio holdings is available in the Funds’ SAI.

47

About the Investment Adviser

Investment Adviser and Administrator

GE Asset Management, located at 3001 Summer Street, P.O. Box 7900, Stamford, Connecticut 06904, is the investment adviser and administrator of each Fund. GE Asset Management is a wholly-owned subsidiary of General Electric Company (GE) and a registered investment adviser. As of December 31, 2007, GE Asset Management had approximately $189 billion of assets under management, of which more than $24.3 billion was invested in mutual funds.

For many years, GE’s tradition of ingenuity and customer focus has included financial services. In the late 1920s, through a desire to promote the financial well-being of its employees, GE began managing assets for its employee pension plan. By the mid-1930s, GE pioneered some of the nation’s earliest mutual funds, the Elfun Funds — to be followed years later by the GE Savings and Security Program Funds. The success of these funds spurred growth; eventually GE expanded its mutual fund offerings to include a wide variety of investment products called the GE Family of Funds, created specifically for the general public.

GE Asset Management bases its investment philosophy on two enduring principles. First, GE Asset Management believes that a disciplined, consistent approach to investing can add value to an investment portfolio over the long term. Its commitment to in-depth research, sound judgment and hard work provides investors with an opportunity to take advantage of attractive investments around the world. Second, GE Asset Management follows the same principles of integrity and quality that have guided GE over the past century and have made it the world-class company that it is today.

Each Fund pays GE Asset Management a combined fee for advisory and administrative services that is accrued daily and paid monthly. The advisory and administration fee for each Fund, except the S&P 500 Index Fund, declines incrementally as Fund assets increase. This means that investors pay a reduced fee with respect to Fund assets over a certain level, or “breakpoint.” The advisory and administration fee or fees for each Fund, and the relevant breakpoints, are stated in the schedule opposite (fees are expressed as an annual rate) up to the maximum annual fee for investment management services.

For their services, GE Asset Management pays certain subadvisers (out of the advisory fee that it receives): SSgA Funds Management, Inc. (SSgAFM) and Palisade Capital Management, L.L.C. (Palisade), compensation in the form of an investment sub-advisory fee. The fee is paid by GE Asset Management monthly and is based upon the average daily net assets of the Fund that each sub-adviser manages.

Board of Trustee’s Approval of Investment Advisory Agreements

The Fund’s semi-annual report to shareholders for the six-month period ended March 31, 2007, contains a discussion regarding the basis for the Funds’ Board of Trustees approval of all investment advisory contracts, including contracts with the subadvisers.

Investment Management and Administration Fees:

Each Fund pays GE Asset Management an investment management fee. The fee is accrued daily and paid monthly at the following rates:

Name of Fund	Average Daily Net Assets of Fund	Annual Rate Percentage

U.S. Equity Fund	First $25 million	0.55%

Core Value Equity Fund	Next $25 million	0.45%

Premier Growth Equity Fund	Over $50 million	0.35%

S&P 500 Index Fund	All Assets	0.15%

Small-Cap Equity Fund	First $25 million	0.70%

	Next $25 million	0.65%

	Over $50 million	0.60%

International Equity Fund	First $25 million	0.75%

	Next $50 million	0.65%

	Over $75 million	0.55%

Income Fund	First $25 million	0.35%

	Next $25 million	0.30%

	Next $50 million	0.25%

	Over $100 million	0.20%

Strategic Investment Fund	First $25 million	0.45%

	Next $25 million	0.40%

	Over $50 million	0.35%

Money Market Fund	First $25 million	0.25%

	Next $25 million	0.20%

	Next $50 million	0.15%

	Over $100 million	0.10%

From time to time, GE Asset Management may waive or reimburse advisory or administrative fees paid by a Fund.

48

GE Institutional

Funds Prospectus

About the

Investment

Adviser

About the Funds’ Portfolio Managers

Each Fund is managed by either an individual portfolio manager who is primarily responsible for the day-to-day management of the Fund, or a team of portfolio managers, who are jointly and primarily responsible for the day-to-day management of the Fund. The portfolio managers of the Funds generally have final authority over all aspects of their portions of a Fund’s investment portfolio, including securities purchase and sale decisions, portfolio construction techniques and portfolio risk assessment. The following sets forth the roles of the primary portfolio managers of the specified Funds (except for the Money Market Fund) followed by biographical information for each portfolio manager.

Portfolio Management Teams

The U.S. Equity Fund is managed by a team of portfolio managers that includes George A. Bicher, Stephen V. Gelhaus, Thomas R. Lincoln, and Paul C. Reinhardt. Each of the foregoing portfolio managers manages (or co-manages) one of three sub-portfolios, which comprise the Fund. The three sub-portfolios are managed independently of each other and the portfolio managers have full discretion over their sub-portfolio. The weightings to each sub-portfolio in the Fund, which can be changed at any time but generally remain stable for 18 to 24 months, are driven by the objective of keeping the Fund “style neutral” such that it combines growth and value investment management styles and does not tend to favor either style.

The Core Value Equity Fund is co-managed by Paul C. Reinhardt and Stephen V. Gelhaus. Messrs. Reinhardt and Gelhaus both manage the Fund as a collaborative team. Both portfolio managers have the authority to increase or decrease existing positions in the Fund; however, Mr. Reinhardt, as lead manager, is vested with the authority to purchase securities that are new to the Fund or to divest the Fund of its entire position in a security. Mr. Reinhardt also has veto authority over Mr. Gelhaus’ trade decisions.

The International Equity Fund is managed by a team of portfolio managers that includes Brian Hopkinson, Ralph R. Layman, Paul Nestro, Jonathan L. Passmore, Michael J. Solecki and Makoto Sumino. As lead portfolio manager for the Fund, Mr. Layman oversees the entire team and assigns a portion of the Fund to each manager, including himself. Each portfolio manager is limited to the management of his or her portion of the Fund, the size of the portion which Mr. Layman determines on an annual basis. The portfolio managers do not operate independently of each other, rather, the team operates collaboratively, communicating purchases or sales of securities on behalf of the Fund.

The Premier Growth Equity Fund is managed by David B. Carlson.

The Income Fund is managed by a team of portfolio managers that includes Paul M. Colonna, William M. Healey, Mark H. Johnson, James F. Palmieri, Lewis Tatananni and Vita Marie Pike. The team is led by Mr. Colonna, who is vested with oversight authority. Each portfolio manager is assigned a class of assets, the size of which are determined by team consensus and adjusted on a monthly basis, if necessary. Although each portfolio manager manages his or her asset class independent of the other team members, the team is highly collaborative and communicative.

The Strategic Investment Fund is managed by a team of portfolio managers that includes Paul M. Colonna, Ralph R. Layman, Thomas R. Lincoln, Judith A. Studer and Diane M. Wehner. Ms. Studer is vested with oversight authority for determining asset allocations for the Fund. Each of the foregoing portfolio managers is responsible for managing one of four sub-portfolios: U.S. equity, U.S. mid-cap equity, international equity and fixed income. Mr. Lincoln manages the U.S. equity portion, Ms. Wehner manages the U.S. mid-cap equity portion, Mr. Layman manages the international equity portion and Mr. Colonna manages the fixed income portion, each with a team of portfolio managers and analysts. The

49

sub-portfolios underlying the Fund are managed independently of each other and the portfolio managers have full discretion over their particular sub-portfolio; however, the portfolio management team is collaborative to ensure strict adherence to the Fund’s objective.

Portfolio Manager Biographies

The following sets forth biographical information for those individuals who are primarily responsible for managing the specified Fund’s investments. The portfolio managers may change from time to time. Except in the case of the Money Market Fund, the Statement of Additional Information (SAI) provides the following additional information about each portfolio manager (including those of the sub-advisers): (i) portfolio manager’s compensation; (ii) other accounts managed by each portfolio manager; and (iii) each portfolio manager’s ownership of shares of the Fund he/she manages, if any.

George A. Bicher is a Senior Vice President of GE Asset Management. Mr. Bicher is Director of the U.S. Equity Research Team and a portfolio manager for the U.S. Equity Fund. Mr. Bicher has held the position of equity research analyst since joining GE Asset Management in June 2002. Prior to joining GE Asset Management, he served in a number of positions at Deutsche Banc Alex Brown since 1994.

David B. Carlson is an Executive Vice President of GE Asset Management. He manages the overall U.S. equity investments for GE Asset Management. Mr. Carlson is the portfolio manager for the Premier Growth Equity Fund and has served in this capacity since the Fund’s commencement. Mr. Carlson joined GE Asset Management in 1982 as a securities analyst for investment operations. He became a Vice President for Mutual Fund Portfolios in 1987, a Senior Vice President in 1989 and Executive Vice President in 2003.

Paul M. Colonna is a Director and Executive Vice President of GE Asset Management and President — Fixed Income at GE Asset Management. Since January 2005, he has led the team of portfolio managers for the Income Fund and has been responsible for the fixed income portion of the Strategic Investment Fund. Mr. Colonna became President — Fixed Income in March 2007. Prior to joining GE Asset Management in February 2000, Mr. Colonna was a senior portfolio manager with the Federal Home Loan Mortgage Corporation, overseeing the Mortgage Investment Group.

Stephen V. Gelhaus is a Vice President of GE Asset Management. He has been a member of the portfolio management teams for the U.S. Equity Fund and the Core Value Equity Fund since January 2002. Mr. Gelhaus joined GE Asset Management in June 1991 and was a research analyst in the U.S.-Equities group from 1995 through 2001 and became an associate portfolio manager for the GE Value Equity Fund in August 1999.

William M. Healey is a Senior Vice President of GE Asset Management. He has served on the portfolio management teams for the Income Fund since joining GE Asset Management in 1996. Prior to joining GE Asset Management, Mr. Healey spent over 10 years in the Fixed Income Group at MetLife.

Brian Hopkinson is a Senior Vice President of GE Asset Management. He has been a portfolio manager for the International Equity Fund since October 1996. Prior to joining GE Asset Management, Mr. Hopkinson worked for Fiduciary Trust International in both London and New York.

Mark H. Johnson is a Senior Vice President of GE Asset Management and Senior Portfolio Manager of Structured Products. He has been a member of the portfolio management team for the Income Fund since September 2007. Mr. Johnson joined GE in 1998 in its Employers Reinsurance Corporation as a taxable income portfolio manager. Mr. Johnson joined GE Asset Management as a Vice President and Portfolio Manager in 2002 and became a Senior Vice President and Senior Portfolio Manager of Structured Products in 2007.

50

GE Institutional

Funds Prospectus

About the

Investment

Adviser

Ralph R. Layman is a Director and Executive Vice President of GE Asset Management and President — International Equities at GE Asset Management. He manages the overall international equity investments for GE Asset Management. Mr. Layman has led the team of portfolio managers for the International Equity Fund since the Fund’s commencement and has been responsible for the international equity portion of the Strategic Investment Fund since September 1997. Mr. Layman joined GE Asset Management in 1991 as Senior Vice President for International Investments and became an Executive Vice President in 1992 and President — International Equities in March 2007.

Thomas R. Lincoln is a Senior Vice President of GE Asset Management. He has served on the portfolio management team for the U.S. Equity Fund and Strategic Investment Fund since May 2007. Mr. Lincoln joined GE Asset Management in 1994 as a financial analyst in U.S. Equities. Mr. Lincoln became part of the investment management team for U.S. Equities at GE Asset Management in 1997 and a portfolio manager for U.S. Equities in 2003.

Paul Nestro is a Vice President of GE Asset Management. He has been a member of the portfolio management team for the International Equity Fund since February 2007. Mr. Nestro joined GE Asset Management in 1993 as a performance and attribution analyst in domestic equities. He became a senior performance and attribution analyst in 1994 and since 1996 has been an analyst and portfolio manager in the international equities group.

James F. Palmieri is an Assistant Portfolio Manager of GE Asset Management. Since March 2006, he has managed the mortgage-backed securities sector for the Income Fund. Prior to joining GE Asset Management in March 2006, Mr. Palmieri was a Director of Investments for Constitution Corporate Federal Credit Union from February 2005 to March 2006 and a Portfolio Manager for CIGNA Investment Management from January 2000 to February 2005.

Jonathan L. Passmore is a Senior Vice President of GE Asset Management. He has served as a portfolio manager of the International Equity Fund since January 2002. Prior to joining GE Asset Management in January 2001, he was with Merrill Lynch for six years, most recently as Director, International Equity.

Vita Marie Pike is a Vice President of GE Asset Management. She has served on the portfolio management team for the Income Fund since June 2004. Prior to joining GE Asset Management in January 2001, she was with Alliance Capital for over nine years serving in a number of different capacities including portfolio manager.

Paul C. Reinhardt is a Senior Vice President of GE Asset Management. He has been a portfolio manager for the U.S. Equity Fund since January 2001 and for the Core Value Equity Fund since April 2002. Mr. Reinhardt joined GE Asset Management in 1982 as an Equity Analyst and has been a portfolio manager since 1987.

Michael J. Solecki is a Senior Vice President of GE Asset Management. He has served as a portfolio manager of the International Equity Fund since September 1997. He joined GE Asset Management in 1990 as an International Equity Analyst. He became a Vice President for International Equity Portfolios in 1996 and Senior Vice President in 2000.

Makoto Sumino is a Senior Vice President of GE Asset Management. He has been a member of the portfolio management team for the International Equity Fund since February 2007. Mr. Sumino joined GE Asset Management in September 1996 as a securities analyst and portfolio manager. He became Deputy Director of the International Equity Research Team in January 2001 and Director in April 2005.

Judith A. Studer is a Director and Executive Vice President of GE Asset Management and President — U.S.

51

Equities at GE Asset Management. She is vested with oversight authority for determining asset allocations for the Strategic Investment Fund since July, 2004. Ms. Studer joined GE Asset Management in August 1984. She became Senior Vice President — International Equities in 1995, Senior Vice President — U.S. Equities in 1991 President — Investment Strategies in July 2006 and President — U.S. Equities in June 2007.

Lewis Tatananni is a Senior Corporate Trader at GE Asset Management. He has been a member of the portfolio management team for the Income Fund since December 2007. Mr. Tatananni joined GE Asset Management in October 2002 and was responsible for executing the interest rate derivative hedging programs for GE Asset Management’s insurance clients. Mr. Tatananni joined GE in 1999 as an associate at GE Capital Treasury and was responsible for debt origination and derivative execution.

Diane M. Wehner is a Vice President of GE Asset Management. She has been a portfolio manager of the Strategic Investment Fund since January, 2006. Before joining GE Asset Management, Ms. Wehner was a Vice President and Senior Portfolio Manager from January 1997 to June 2001, and associate portfolio manager from May 1995 to January 1997, with Benefit Capital Management Corporation. Ms. Wehner has served as an analyst/portfolio manager in the investment management industry since 1985.

52

GE Institutional

Funds Prospectus

About the

Investment

Adviser

About the Sub-Advisers

GE Asset Management seeks to make the best managers available to Fund shareholders, whether that means accessing GE Asset Management’s wealth of internal talent or using external talent (sub-advisers). When GE Asset Management feels the need to access specialists outside, it investigates and engages sub-advisers with strong performance records and styles that match the investment objectives of the Funds. GE Asset Management is proud to engage the following sub-advisers to conduct the investment programs for the following Funds.

S&P 500 Index Fund

SSgA Funds Management, Inc. (SSgA FM)

State Street Financial Center

One Lincoln Street

Boston, MA 02111-2900

SSgA FM is registered with the SEC as an investment advisor under the Investment Advisers Act of 1940 and is a wholly owned subsidiary of State Street Corporation, a publicly held bank holding company. As of December 31, 2007, SSgA FM had approximately $144 billion in assets under management. SSgA FM, State Street and other advisory affiliates of State Street make up State Street Global Advisors (SSgA), the investment management arm of State Street Corporation. As of December 31, 2007, SSgA had approximately $1.9 trillion in assets under management.

SSgA FM manages portfolios using a team of investment professionals. The team approach is used to create an environment that encourages the flow of investment ideas. The portfolio managers within the team work together in a cohesive manner to develop and enhance techniques that drive the investment process for the respective investment strategy. This approach requires portfolio managers to share a variety of responsibilities including investment strategy and analysis while retaining responsibility for the implementation of the strategy within any particular portfolio. The approach also enables the team to draw upon the resources of other groups within the firm. Each portfolio management team is overseen by the SSgA Investment Committee. Key professionals involved in the day-to-day portfolio management for the GE Funds portfolios include the following:

Karl Schneider, lead portfolio manager for the Fund, is a Vice President of SSgA and a Principal of SSgA FM. Karl joined the firm in 1996 and is a member of the firm’s Global Structured Products Team. Karl manages a variety of the firm’s domestic and international passive funds. Karl holds a Bachelor of Science degree in Finance and Investments from Babson College and also a Master of Science degree in Finance from the Carroll School of Management at Boston College. Additionally, he holds a Series 3 license from the National Futures Association.

John Tucker, CFA, is a Vice President of SSgA and a Principal of SSgA FM. John joined the firm in 1988 and is Head of US Equity Markets in the Global Structured Products Team. He is also responsible for all derivative strategies and Exchange Traded Funds. John received a BA in Economics from Trinity College and an MS in Finance from Boston College. He is a member of the Boston Security Analysts Society and the CFA Institute.

53

Small-Cap Equity Fund

Palisade Capital Management, L.L.C. (Palisade)

One Bridge Plaza

Fort Lee, NJ 07024

Palisade has a history of managing small-cap equity portfolios and for several years has provided pension fund services to GE. The company has managed various institutional and private accounts with total assets in excess of $2.5 billion as of December 31, 2007. Palisade translates its experience from various institutional and private accounts to mutual fund portfolios it sub-advises for GE Asset Management. Palisade has managed the Small-Cap Equity Fund since inception.

Small-Cap Equity Fund is managed by Jack Feiler, Jeffrey Schwartz and Dennison T. “Dan” Veru, members of Palisade’s Investment Policy Committee. Prior to 2005, the Fund was managed by the entire Investment Policy Committee. Mr. Feiler, Mr. Schwartz and Mr. Veru are jointly and primarily responsible for the strategy of the Fund and the day-to-day management of the Fund is executed by Mr. Schwartz.

Jack Feiler, President and Chief Investment Officer, has more than 35 years of investment experience and has served as the principal small-cap portfolio manager at Palisade since the commencement of Palisade’s operations in April 1995. He has served as a portfolio manager of the Small-Cap Equity Fund since its inception. Prior to joining Palisade, Mr. Feiler was a Senior Vice President-Investments at Smith Barney from 1990 to 1995.

Jeffrey Schwartz, CFA, Senior Portfolio Manager, joined Palisade in October 2004. Prior to joining Palisade, Mr. Schwartz was Vice President and Senior Portfolio Manager of Safeco Asset Management from September 2003 to September 2004. From June 2001 to August 2003, Mr. Schwartz founded Nantucket Investment Research in Farmington Hills, MI, conducted independent investment research and was a private investor. From June 1992 until May 2001, Mr. Schwartz was at Munder Capital Management, most recently as a Senior Portfolio Manager and Principal.

Dennison T. (“Dan”) Veru is an Executive Vice-President and Co-Chief Investment Officer of Palisade. Since joining Palisade in March 2000, Mr. Veru has been a member of the Investment Policy Committee. Mr. Veru became a principal of Palisade in July 2004. Since joining Palisade in March 2000, Mr. Veru has been a member of the Investment Policy Committee. Prior to joining Palisade, he was President and Director of Research of Awad Asset Management, a division of Raymond James & Associates. Mr. Veru has been a frequent guest on CNBC, CNN and Bloomberg television. Prior to Awad, Mr. Veru worked with the Palisade team from 1984 through 1992. Mr. Veru graduated from Franklin & Marshall College.

54

GE Institutional Funds Prospectus Prospectus	How to Invest

Eligible Investors

GE Institutional Funds are primarily offered to certain institutional investors, such as defined benefit plans, defined contribution plans that meet the requirements for qualification under section 401(k) of the Internal Revenue Code (Code), tax-deferred arrangements under section 403(b) or 457 of the Code, similar plans or arrangements pursuant to which an investor is not taxed on his or her investment in the Fund until the investment is sold, foundations, endowments and corporations investing on their own behalf.

GE Institutional Funds expects that most of the time each Fund will have relatively few direct shareholder accounts (as compared with most mutual funds) but that each such account will constitute a substantial investment in a Fund.

GE Affiliated Retirement Plans:

Retirement plans (including defined benefit and defined contribution plans) of companies that are affiliated with GE Asset Management are eligible to invest in the GE Institutional Funds. There is no plan asset size or minimum investment requirements for initial or subsequent purchases of shares of any of the Funds by an eligible affiliated plan investor.

Investment Only Defined Contribution Plan Investors:

Any participant directed defined contribution plan with a minimum plan asset size of $500 million is eligible to invest in the GE Institutional Funds. There are no minimum investment requirements for initial or subsequent purchases of shares of any of the Funds by an eligible investment only defined contribution plan investor.

Direct Institutional Investors:

All other institutional investors, including defined benefit plans, endowments, foundations and corporations purchasing shares for their own accounts directly with the Distributor are eligible to invest in the GE Institutional Funds, subject to a minimum initial investment of $5 million in each Fund for each investor. The minimum investment requirement is waived for each investor (or group of affiliated investors) if such person or group has (or will have) invested at least $25 million at the time of initial investment in one or more investment portfolios or accounts that are advised by GE Asset Management. There is no minimum investment requirement for subsequent purchases.

Other Investors:

Existing GE Institutional Funds shareholders of record that still hold shares of any GE Institutional Fund as of January 29, 2008, may continue to invest in the respective share class in which they are invested of any GE Institutional Fund.

Investors may also invest in the GE Institutional Funds through authorized broker-dealers, investment advisers, financial advisers, retirement plan administrators, insurance companies or other financial intermediaries (collectively, the “Financial Intermediaries”) that have entered into a distribution agreement, service agreement or other type of arrangement with GE Asset Management, the GE Institutional Funds or the Distributor with respect to the GE Institutional Funds as of January 29, 2008.

Prospective investors and Financial Intermediaries that were offered the GE Institutional Funds prior to January 29, 2008, and who make an initial investment in the GE Institutional Funds prior to July 1, 2008 are also eligible to invest in the GE Institutional Funds.

“Affiliated” Defined:

The term “affiliated” shall have the meaning as defined in the Investment Company Act of 1940, as amended (1940 Act).

Choosing a Share Class

The Funds offer two classes of shares — Investment Class and Service Class.

55

The Service Class and the Investment Class are identical except that the Service Class shares bear a 0.25% shareholder servicing and distribution fee under a plan adopted pursuant to Rule 12b-1 (12b-1 fee), which requires fees be paid out of the assets of the class. The 12b-1 fee is intended to pay for the cost of promoting the Service Class shares and servicing your shareholder account.

Investment Class Eligibility:

All eligible GE Institutional Funds investors may invest in the Investment Class shares of the Funds, provided that the cost to GE Asset Management (or its affiliates) for providing or paying for any selling or servicing activities in connection with investor accounts does not typically exceed an amount equal to 0.15% of the average net asset value of such accounts.

Service Class Eligibility:

All other eligible investors that do not qualify to invest in Investment Class shares may invest in the Service Class shares of the Funds, provided that the cost to GE Asset Management (or its affiliates) for providing or paying for any selling or servicing activities in connection with investor accounts does not typically exceed an amount equal to 0.40% (including the 0.25% distribution and service fees or Rule 12b-1 fees) of the average net asset value of such accounts. Investors that do not qualify to invest in either class of Fund shares, may be offered other investment options managed by GE Asset Management.

Opening an Account

Investors must open an account before purchasing Fund shares.

To open an account, investors must:

■ meet the eligibility requirements described in “How to Invest — Eligible Investors”

■ read this Prospectus

■ complete and sign an application. You may obtain an application form from your investment professional, from the Distributor by calling 1-800-493-3042 or from the Funds’ website at http://www.geam.com.

Investors may also obtain an account application by writing to the Funds at:

GE Institutional Funds

P.O. Box 120065

Stamford, CT 06912-0065

For overnight package delivery, send to:

GE Institutional Funds

c/o PFPC Inc.

101 Sabin Street

Pawtucket, RI 02860

In order to prevent the funding of terrorism and money laundering, federal law requires the Funds to obtain, verify, and record information that identifies each investor who opens an account. When an investor opens an account, GE Investment Distributors, Inc. (Distributor) will ask for the investor’s name, address, taxpayer identification number, and possibly other information that identifies the investor. This information is used only for the purpose of establishing and confirming the investor’s identity. If the investor does not provide the necessary information, the Distributor may not be able to establish an account for the investor, or if an account has been opened, to maintain the account. In addition, if the information cannot be verified after the account is opened, the assets may need to be involuntarily redeemed and the account closed. In this event, Fund shares will be redeemed at a price reflecting the net asset value per share of the Fund next calculated after the determination that the account cannot be maintained.

Residency Requirement

In order to be eligible to open an account with the Funds, an investor must be a legal resident of the United States (including the U.S. Virgin Islands and Puerto Rico), unless otherwise approved by the Distributor.

56

GE Institutional

Funds Prospectus

How to Invest

Investing through an Authorized Firm

You may invest through an authorized broker-dealer, investment adviser, financial adviser, retirement plan administrator, insurance company, or other financial intermediary that has entered into a distribution agreement, service agreement or other type of arrangement with GE Asset Management, the Distributor or the Fund (Authorized Firms).

If you invest through an Authorized Firm with an investment professional, that professional can provide investment advice, determine the suitability of a particular Fund or Funds, help you set up your new account and make subsequent investments for you. Your investment professional will forward your investment details and payment to the Fund. Your investment professional may charge fees not described in this Prospectus, such as transaction fees. They also may set different minimum investments or limitations on buying or selling shares. Investors are urged to consult their investment professional for more information.

If you invest through an Authorized Firm, your investment professional must receive your transaction order before the close of trading on the New York Stock Exchange (NYSE) (normally 4:00p.m., Eastern time) that day for your transaction to be effective at the net asset value per share determined on that day. Your investment professional may impose an earlier deadline for the receipt of transaction orders. If you do not submit your order before the deadline set by your Authorized Firm, your order will not be effective until the following business day. Please note that same-day settlement may be available for investments in the Money Market Fund. For more information please refer to “How to Buy Shares” earlier in this Prospectus.

Your investment professional may receive different compensation for selling one class of shares than for selling another class.

How to Buy Shares

Once an account has been opened, an investor may purchase Fund shares from the Distributor or through an Authorized Firm. The Authorized Firm will be responsible for transmitting the investor’s order to the transfer agent. Investors should contact their Authorized Firm for instructions.

Investors also may purchase shares directly from the transfer agent by wiring federal funds from a U.S. banking institution to PNC Bank (ABA #031000053). For: GE Institutional Funds — [Name of Fund] Account of: [Investor’s name, address, and account number].

Investors may purchase shares in amounts of $5 million or more with either cash or investment securities acceptable to the relevant Fund. The Distributor will inform investors of the securities acceptable to the Fund. The securities will be accepted by the Fund at their market value in return for Fund shares of equal value.

Requests received in good order will be executed at the net asset value next calculated after receipt of an investment or transaction instructions. Purchase and redemption orders are executed only on days when the NYSE is open for trading. If the NYSE closes early, the deadlines for purchase and redemption orders will be accelerated to the earlier closing time.

An investor in the Money Market Fund will receive same-day settlement of a purchase (and begin earning any dividends that day) if: (1) that investor’s account has been set-up to provide for same-day settlement of all purchases or that investor has specifically requested same-day settlement for that particular purchase transaction, (2) the purchase order is received in good order by the transfer agent on or before the early purchase cut-off time (normally 3:00 p.m. Eastern time on days the net asset value is calculated), and (3) funds for the purchase are received by the transfer agent on or before the close of the Federal Reserve wire transfer system that day (normally 6:00 p.m. Eastern time). If a purchase order for a same-day settlement account or a purchase

57

order requested for same-day settlement is received in good order before the early purchase cut-off time, but the wired funds are not received timely, the investor will be liable for any resulting losses or fees incurred by the Money Market Fund. Purchase orders by accounts set-up for same-day settlement received after the early purchase cut-off time and before the close of regular trading on the NYSE (normally 4:00p.m. Eastern Time) will receive normal (next day) settlement.

Please note that the receipt of an order by an Authorized Firm before the early cut-off time would not necessarily meet the early cut-off time requirement. Investors should verify with the Authorized Firm they use whether that Firm is able to transmit their orders (and wire required funds) to the transfer agent before the early cut-off time. Please note that this same-day settlement procedure does not apply to the exchange of shares from other GE Institutional Funds.

The Funds and the Distributor may reject any purchase order or exchange request for any reason and without prior notice.

How to Redeem Shares

You may take money out of your account by redeeming (selling) some or all of your shares.

If You Invested With an Investment Professional:

Shares purchased with the assistance of an investment professional may be redeemed either by the investment professional or the shareholder of record. Please see your account statement for the telephone number of your investment professional or call Shareholder Services directly at (800) 493-3042.

By Mail

Send a signed written request, stating the share class and number of shares or specific dollar amount you want to sell. Your signature(s) must appear exactly as it does on the account registration.

Mail to:

GE Institutional Funds

P.O. Box 120065

Stamford, CT 06912-0065

Overnight Delivery:

GE Institutional Funds

c/o PFPC Inc.

101 Sabin Street

Pawtucket, RI 02860

Signature(s) must each be guaranteed for any redemption:

■ exceeding $50,000

■ mailed to a different address from that on record

■ paid to someone else

■ wired to a financial institution

■ mailed to an address that has been changed within the last 30 days

By Telephone

Shares may be redeemed by telephone up to a maximum of $50,000 per day utilizing the Fund’s automated Voice Response system or by an agent during business hours. The telephone option must have been selected during initial account setup or subsequently by written request signed by all registered shareholders. Call toll-free 1-800-493-3042. Telephone privileges may be suspended for a particular account upon notice or if the Distributor reasonably believes the caller or accountholder does not have legal capacity to effect transactions.

The Distributor will not be responsible for losses resulting from unauthorized telephone transaction instructions if it follows reasonable procedures to verify the identity of the investor.

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How to Invest

By Wire

You may redeem your shares by telephone and have the proceeds of the sale wired to your bank instead of receiving a check.

■ Minimum wire amount $1,000

■ A $10 fee per wire will be charged to your account (in addition to any applicable sales charges)

■ Include your account number, share class and specific dollar amount you want to redeem in your wire request. Wire instructions must have been provided during initial account setup or subsequently by written request signed by all registered shareholders with a signature guarantee.

Mail your signed, signature guaranteed written request to establish wire privileges to:

GE Institutional Funds

P.O. Box 120065

Stamford, CT 06912-0065

Or call the Distributor at 1-800-493-3042.

Special Considerations for Selling Shares

■ If you own more than one share class of a Fund, specify which share class you want to sell. Otherwise, the selling transaction may be delayed.

■ Normally, redemption requests are processed by the next business day after receipt of a request in good order (except certain Money Market Fund transactions may be processed same day, as described more fully in the section entitled “How to Buy Shares”), but payments, in either case, may take up to seven business days if making immediate payment would adversely affect the Fund.

■ Redemptions may be suspended or payment postponed when the NYSE is closed, when trading on the NYSE is restricted, or as permitted by the Securities and Exchange Commission.

■ Investors in the Money Market Fund will receive same-day settlement of their redemption and have the proceeds wired that same day (but not be entitled to that day’s dividends) if: (1) that investor’s account has been set-up to provide for same-day settlement of all redemptions or that investor has specifically requested same-day settlement for that particular redemption transaction, and (2) the redemption order is received in good order by the transfer agent on or before the early redemption cut-off time (normally 1:00 p.m. Eastern time on days the net asset value is calculated). Redemption orders by accounts set-up for same day settlement received after the early redemption cut-off time and before the close of regular trading on the NYSE (normally 4:00p.m. Eastern Time) will receive normal (next day) settlement. Please note that receipt of an Authorized Firm before the early cut-off time would not necessarily meet the early cut-off time requirement. Investors should verify with the Authorized Firm they use whether than Firm is able to transmit their orders to the Money Market Fund’s transfer agent before the early cut-off time. Please note that same-day settlement does not apply when the settlement of redemptions is delayed for the reasons noted elsewhere in this section, and does not apply to the exchange of shares into other GE Institutional Funds.

Redemptions in Kind

Large redemptions that exceed $250,000 or 1% of a Fund’s assets may be considered detrimental to the Fund’s existing shareholders. Therefore, to the extent permitted by law, the Fund may require that you take a “redemption in kind” and may give you portfolio securities instead of cash proceeds. Such Fund portfolio securities will have to be sold through a broker and you may incur transaction costs when you sell them. The Funds also may redeem shares in kind at your request.

How to Exchange Shares

You may exchange shares of one GE Institutional Fund for the same class of another GE Institutional Fund or for a different class of the same or another GE Institutional Fund, provided you meet the eligibility requirement for the requested share class. Exchanges are permitted provided that the acquired Fund is an investment option available to the investor requesting the

59

exchange and the investor meets the minimum investment requirement, if applicable.

An exchange for the same class of another GE Institutional Fund is a sale and purchase of shares for tax purposes. You may have a taxable gain or loss when you exchange your shares. You may exchange shares by writing the Funds at the appropriate address listed above.

The same-day settlement for the purchase and redemption of shares of the Money Market Fund does not apply to the exchange of those shares from or into another GE Institutional Fund.

Disruptive Trading Policy

The Funds are meant for long-term investing. They are not meant for “market timing” or other types of frequent or short-term trading (“disruptive trading”). Disruptive trading can adversely affect Fund performance and the interests of long-term investors by, among other things, interfering with the efficient management of the Fund’s investment portfolio. Accordingly, the Funds have adopted, and the Board has approved, policies and procedures reasonably designed to monitor Fund trading activity and, where disruptive trading is detected, to take action to stop such activity. The Funds reserve the right to amend these policies and procedures at any time without prior notice to investors or Authorized Firms.

Direct Investor Accounts

An investor that redeems or exchanges out of a particular Fund (other than the Money Market Fund) within 30 days of a purchase or exchange into that same Fund may be restricted from further investing in any Fund or exchanging between Funds, subject to the exceptions described below, all without prior notice to the investor. The Funds may also restrict investments and exchanges by investors that are believed to have engaged in a pattern of disruptive trading. In addition, the Funds may reject purchase orders or terminate or restrict the exchange privileges of any account associated with a broker- dealer representative, branch office, or firm that the Funds have determined to be a source or facilitator of disruptive trading, even if no disruptive trading has occurred in that particular account. Exchanges and purchases may be permitted again for restricted investors under certain circumstances in the sole discretion of GE Asset Management (or its affiliates).

The foregoing restrictions apply to direct investor accounts and do not apply to shares held on the books of Authorized Firms through omnibus accounts with the Funds. The restrictions applicable to omnibus accounts with Authorized Firms are discussed below.

Exceptions:

The restrictions described above do not apply to (1) systematic withdrawals (e.g., regular periodic automatic redemptions, dividend and capital gain distributions, and systematic share class conversions); (2) systematic purchases (e.g., regular periodic automatic purchases, payroll contributions and dividend reinvestments) where the entity maintaining the shareholder account is able to identify the transaction as a systematic withdrawal or purchase; (3) transactions by fund-of-funds advised by GE Asset Management; (4) transactions initiated by the trustee or adviser to a donor advised charitable fund; and (5) certain transactions (plan contributions, plan benefit payments, plan expenses and portfolio rebalancing) by defined benefit plans that receive asset allocation services by GE Asset Management. The Funds may also exclude small transactions less than the amount set from time to time under the Funds’ policies.

Omnibus Accounts with Authorized Firms

The Funds are also offered through Authorized Firms that may establish an “omnibus” account with the Funds. Because the Funds may not receive information on the trading activity of

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How to Invest

the underlying individual investors, it may be difficult or impossible for the Funds to detect or stop disruptive trading in omnibus accounts. The difficulty may be even greater if there are multiple tiers of Authorized Firms or if omnibus accounts are used to hide disruptive trading within the trading activity of a large number of underlying investors.

In deciding whether to establish an omnibus account with an Authorized Firm, the Funds will consider whether the Authorized Firm has its own disruptive trading policies and procedures (which policies and procedures may differ materially from those applied by the Fund to direct accounts). If the Authorized Firm has its own disruptive trading policies and procedures, the Funds will seek assurance from the Authorized Firm that such policies and procedures will be effectively enforced.

If the Authorized Firm does not have its own disruptive trading policies and procedures, the Funds will seek to obtain the Authorized Firm’s cooperation in enforcing the Funds’ disruptive trading policies and procedures to the extent feasible. Such cooperation may include periodically providing the Funds with the trading activity of its underlying investors and, if disruptive trading is detected by the Funds, making efforts to stop it.

There are a number of existing omnibus accounts with Authorized Firms that were established prior to the adoption of the foregoing policies and procedures. These Authorized Firms may not have their own disruptive trading policies and procedures and/or the Funds may not have obtained their cooperation in enforcing the Funds’ disruptive trading policies and procedures to the extent feasible. The Funds will make reasonable efforts to work with these Authorized Firms to implement the policies and procedures described above, although there is no guarantee that such efforts will be successful.

Defined Contribution Plans

Participants in certain defined contribution plans that exchange out of any Fund (other than the Money Market Fund) may be restricted from further exchanging back into that same Fund for a period of at least 30 days. This restriction does not affect the participant’s ability to exchange into any other investment option that has not been restricted or the participant’s ability to continue contributions into the participant’s defined contribution plan (including that same Fund).

This restriction also does not apply to certain withdrawals (such as distributions, hardship withdrawals and plan loans), systematic rebalancing or loan repayments.

Redemption Fees

To discourage shareholders from engaging in disruptive trading in the International Equity Fund, and to offset brokerage commissions, market impact, and other costs associated with disruptive trading, a 2% redemption fee is charged on redemptions of shares of the International Equity Fund. The redemption fee is charged on redemptions that are made (either by selling the shares of the International Equity Fund or exchanging into any other Fund) within 90 days of purchase (either by buying the shares of the International Equity Fund or exchanging into the International Equity Fund), subject to certain exceptions. See “How to Invest – More on Redemption Fees” for more information about the redemption fee.

Reservation of Rights to Reject Purchase or Exchange Orders

The Funds reserve the right to reject any purchase or exchange order at any time for any reason without prior notice to the investor or Authorized Firms.

Limitations on Ability to Prevent Disruptive Trading

Despite the efforts of the Funds and the Distributor to protect the Funds from harm caused by disruptive trading, there is no guarantee that the Fund’s disruptive trading policies and

61

procedures will be effective. As discussed above, it may be difficult or impossible for the Funds to detect or stop disruptive trading in certain omnibus accounts with Authorized Firms. Regardless of whether those Authorized Firms have their own disruptive trading policies and procedures or cooperate in enforcing the Funds’ policies and procedures to the extent feasible, there is no guarantee that they will be effective and they may differ materially from those applied by the Funds to direct accounts. In addition, investors that purposely engage in disruptive trading may employ strategies to avoid detection. Consequently, the Funds may not be able to detect or stop disruptive trading until harm to the Funds has already occurred.

Risks of Disruptive Trading

Disruptive trading, especially involving large dollar amounts, may adversely affect Fund performance and the interests of long-term investors by interfering with efficient portfolio management and the implementation of long-term investment strategies. In particular, disruptive trading may:

■ require a Fund to keep more assets in money market instruments or other liquid holdings than it would otherwise consider appropriate, causing the Fund to miss out on gains in a rising market;

■ require a Fund to sell some of its investments sooner than it would otherwise consider appropriate in order to honor redemptions; and

■ increase brokerage commissions and other portfolio transaction expenses by causing the Fund to buy and sell securities more frequently as assets move in and out.

Funds that invest in foreign securities may be particularly susceptible to disruptive trading because of investors attempting to engage in “time-zone arbitrage,” a trading strategy that exploits the fact that the closing prices of foreign securities owned by the Fund are established some time before the Fund calculates its own share price (which typically occurs at 4:00 p.m. Eastern Time). Funds that invest significantly in high-yield bonds or small-cap equity securities may be particularly susceptible to disruptive trading because of investors attempting to engage in “liquidity arbitrage,” a trading strategy that exploits knowledge of the value of securities and the fact that they are often infrequently traded. Such disruptive trading strategies may interfere with the efficient management of a Fund’s portfolio to an even greater degree than other types of disruptive trading and may dilute the value of Fund shares held by other investors.

Redemption Fees

A 2% redemption fee is charged on redemptions of shares of the International Equity Fund that are redeemed (either by selling the shares or exchanging into any other Fund) within 90 days of purchase (either by buying the shares or exchanging into the International Equity Fund), subject to certain exceptions. Shares of the International Equity Fund held for more than 90 days are not subject to the 2% redemption fee. This fee is paid to the International Equity Fund, not GE Asset Management or the Distributor, and is designed to offset brokerage commissions, market impact, and other costs associated with short-term trading. Shares held the longest will always be redeemed first. If a shareholder transfers shares to a different account registration or converts them to a different share class, the shares will retain their original purchase date for purposes of assessing the redemption fee.

The redemption fee does not apply to shares: (1) acquired through dividends or capital gains investments; (2) purchases through a defined contribution retirement plan (such as 401(k) and 403(b) plans); (3) redeemed because of death or disability, as defined in the Code; (4) that are mandatory retirement distributions of IRA accounts that represent the minimum required distribution from an IRA; and (5) that are redemptions effected through a Systematic Withdrawal Plan. These exceptions apply to

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GE Institutional

Funds Prospectus

How to Invest

shares purchased or redeemed either directly with the Fund or its transfer agent or indirectly through an Authorized Firm.

The 2% redemption fee will also be imposed by Authorized Firms on transactions in shares held in certain omnibus accounts that are not exempt as described above.

Signature Guarantees

All signature guarantees must be executed by a commercial bank, trust company, broker/dealer, credit union, national securities exchange or registered association, clearing agency or savings association. The Funds may require additional information for redemptions made by corporations, executors, administrators, trustees, guardians or persons utilizing a power of attorney. A redemption request will not be deemed received in good order until the Funds have received all information typically required to assure the security of a particular account.

Distribution and Shareholder Service Fees

12b-1 Plan

GE Institutional Funds has adopted a Shareholder Servicing and Distribution Plan (Plan) pursuant to Rule 12b-1 under the 1940 Act with respect to the Service Class shares of each Fund. Under the Plan, GE Institutional Funds will pay the Distributor with respect to the Service Class shares of a Fund, fees for shareholder and distribution services provided to that class of shares at an annual rate of 0.25% of the value of the average daily net assets of such Fund attributable to the Service Class shares. Fees to be paid with respect to the Funds under the Plan will be calculated daily and paid monthly. The annual fees payable with respect to the Service Class shares of a Fund are intended to compensate the Distributor or enable the Distributor to compensate other persons (Service Providers), for providing ongoing service and/or maintenance of the accounts of shareholders of the Fund and to compensate the Distributor or enable the Distributor to compensate Service Providers, for providing services that are primarily intended to result in, or that are primarily attributable to, the sale of shares of the Fund. Because these fees are paid out of a Fund’s assets on an on-going basis, over time, these fees will increase the cost of your investment and may cost you more than paying other types of sales charges.

Other Compensation Arrangements

GE Asset Management and its affiliates may, at their own expense and out of their own legitimate profits or other resources, pay additional compensation to Authorized Firms. This additional compensation are payments over and above other types of shareholder servicing and distribution payments described elsewhere in this Prospectus. Firms that receive these payments may be affiliated with GE Asset Management.

Payments may relate to selling and/or servicing activities, such as: access to an intermediary’s customers or networks; recordkeeping services; aggregating, netting and transmission of orders; generation of sales and other informational materials; individual or broad-based marketing and sales activities; wholesale activities; conferences; retention of assets; new sales of Fund shares, and a wide range of other activities.

Compensation amounts generally vary, and can include various initial and on-going payments. Additional compensation may also be paid to broker-dealers who offer certain Funds as part of a special preferred-list or other preferred treatment program.

GE Asset Management does not direct the Funds’ portfolio securities transactions, or otherwise compensate broker-dealers in connection with any Fund’s portfolio transactions in consideration of sales of Fund shares.

GE Asset Management and its affiliates also may pay financial consultants for products and/or services such as: (i) performance analytical software,

63

(ii) attendance at, or sponsorship of, professional conferences, (iii) product evaluations and other types of investment consulting and (iv) asset/liability studies and other types of retirement plan consulting. GE Asset Management and its affiliates may also provide non-cash compensation to financial consultants, including occasional gifts, meals, or other entertainment. These activities may create, or could be viewed as creating, an incentive for such consultants or their employees or associated persons to recommend or sell shares of the Funds to their client investors.

Authorized Firms and consultants that receive these various types of payments (including those affiliated with GE Asset Management) may have a conflict of interest in recommending or selling the Funds rather than other mutual funds to their client investors, particularly if these payments exceed the amounts paid by other mutual funds. Ask your investment professional or visit your financial intermediary’s website for more information.

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GE Institutional Funds Prospectus	Dividends, Capital Gains and Other Tax Information

Most GE Institutional Funds pay dividends from net investment income and distributions from net capital gains once each year. Unless you instruct a Fund to pay dividends from net investment income and distributions from net capital gains to you in a check mailed to you, they will be automatically reinvested in your account. There are no fees or charges to reinvest dividends or distributions.

The Funds are subject to a 4% excise tax on undistributed net investment income and net capital gains. To avoid this tax, the Funds may pay dividends from net investment income and distribute net capital gains more frequently.

As a result of the different service fees applicable to the Funds’ classes, dividends and distributions for each class will differ.

Fund	Distribution Schedule

U.S. Equity Fund S&P 500 Index Fund Core Value Equity Fund Small-Cap Equity Fund International Equity Fund Premier Equity Fund Strategic Investment Fund	■ Dividends are typically declared and paid annually. ■ Short-term and long-term capital gains, if any, are typically declared and paid annually.

Income Fund Money Market Fund	■ Dividends are declared daily and paid monthly. ■ Short-term and long-term capital gains, if any, are typically declared and paid annually.

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Taxes

Tax issues can be complicated. We suggest you see your investment professional or tax advisor for any questions you may have.

Except for investments in tax-deferred accounts, you generally will owe taxes on amounts distributed to you. Dividends and distributions from net investment income and short-term capital gains are taxed as ordinary income. Long-term capital gains are taxed at the long-term capital gains rate. Distributions generally will be taxed in the same manner whether they are received in cash or reinvested.

In addition, if you sell or redeem Fund shares, you generally will realize a capital gain or loss, which will be long-term or short-term, depending upon how long you held those shares. If you exchange shares for the same class of another GE Institutional Fund, the exchange will be treated as a sale and purchase of shares for tax purposes.

Supplemental Information About After-Tax Performance Figures

The after-tax figures are hypothetical figures because there were no individual shareholders subject to taxation invested in the Fund at the time. For that reason, the Fund did not make an election to designate any dividends as Qualified Dividend Income during those periods (Qualified Dividend Income may be subject to a reduced tax rate for individuals subject to taxation). As a result, the impact of taxes is greater and the stated after-tax returns are lower than would have occurred if (i) individual shareholders subject to tax were invested in the Fund and (ii) the Fund had made the designation for the benefit of such shareholders during those periods. The Fund expects to make the designation going forward because taxable individuals may invest in the Funds.

Tax Statement

You will receive an annual statement summarizing your dividend and capital gains distributions. Please consult a tax advisor if you have questions about your specific tax situation.

Backup Withholding

If you do not provide complete and certified taxpayer identification information, each Fund is obligated by law to withhold 28% of most Fund distributions and the proceeds from redemption of Fund shares.

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GE Institutional Funds Prospectus	Calculating Share Value

Fund shares are sold and redeemed at net asset value (NAV). The NAV of each share is calculated as of the close of regular trading on the NYSE, normally 4:00 p.m. Eastern time, each day the NYSE is open for trading, but may also incorporate certain prices or values for securities as of a later time. The NYSE is closed on certain holidays listed in the SAI. The value of the portfolio securities held by each Fund may change on days when shareholders will not be able to purchase or redeem the Fund’s shares.

The NAV per share class for each Fund is determined by adding the value of the Fund’s investments, cash, and other assets attributable to that class, subtracting its liabilities, and then dividing the result by the number of that class’ outstanding shares.

A Fund’s portfolio securities are valued generally on the basis of market quotations. Equity securities generally are valued at the last reported sales price on the primary market in which they are traded. Portfolio securities listed on NASDAQ are valued using the NASDAQ Official Closing Price, which may not necessarily represent the last sale price. If no sales occurred on the exchange or NASDAQ that day, the portfolio security generally is valued using the last reported bid price.

Debt securities (other than short-term securities described below) generally are valued at an evaluated bid as reported by an independent pricing service. Values obtained from pricing services are based on various factors such as market transactions, dealer supplied valuations, security characteristics and other market data. In the absence of a reliable price from such a pricing service, debt securities may be valued based on dealer supplied valuations or quotations. Municipal obligations are valued at the mean between the quoted bid prices and quoted asked prices.

A Fund’s written or purchased options are valued at the last sales price, or if no sales occurred that day, at the last reported bid price.

All portfolio securities of the Money Market Fund and any short-term securities held by any other Fund with remaining maturities of sixty days or less at the time of purchase are valued on the basis of amortized cost.

All assets and liabilities of the Funds initially expressed in foreign currency values will be converted into U.S. dollars at the WM exchange rate computed at 11:00 a.m. Eastern time.

If prices are not readily available for a portfolio security, or if it is believed that a price for a portfolio security does not represent its fair value, the security may be valued using procedures approved by the Funds’ Board of Trustees that are designed to establish its “fair” value. Those procedures require that the fair value of a security be established by the fair valuation committee. The fair valuation committee follows different protocols for different types of investments and circumstances. The fair value procedures may be used to value any investment of any Fund in the appropriate circumstances. Examples of the types of securities that may be fair valued include: thinly traded or illiquid investments, high-yield securities or foreign securities. Investments that are fair valued are subject to valuation risk.

Foreign securities may be valued with the assistance of an independent fair value pricing service in circumstances where it is believed that they have been or would be materially affected by events occurring after the close of the portfolio security’s primary market and before the close of regular trading on the NYSE. This independent fair value pricing service uses a computerized system to appraise affected securities and portfolios taking into consideration various factors and the fair value of such securities may be something other than the last available quotation or other market price.

GE Asset Management may also separately monitor portfolio securities and, consistent with the Funds’ fair value procedures, apply a different value to a portfolio security than would be applied had it been priced using market quotations or by an independent fair value pricing service.

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Determining the fair value of securities involves the application of both subjective and objective considerations. Security values may differ depending on the methodology used to determine their values, and may differ from the last quoted sale or closing price. No assurance can be given that use of these valuation procedures will always better represent the price at which a Fund could sell the affected portfolio security.

Portfolio securities that are valued using techniques other than market quotations are subject to valuation risk.

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Financial Highlights

The financial highlights tables that follow are intended to help you understand a Fund’s financial performance for the fiscal years ended September 30, unless otherwise noted. Certain information reflects financial results for a single Fund share.

The total returns in the table represent the rate that an investor would have earned or lost on an investment in the Fund (assuming reinvestment of all dividends and distributions). Fiscal year end information has been derived from the Funds’ financial statements which, for each period subsequent to September 30, 2003, were audited by KPMG LLP, registered independent public accountants and for the years or periods prior to October 1, 2003, were audited by another registered independent public accounting firm. KMPG’s report, along with the Funds’ financial statements, is included in the Funds’ Annual Report, which is available upon request.

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Financial Highlights

U.S. Equity Fund

	Service Class						Investment Class
Years ended September 30	2007	2006	2005	2004	2003		2007	2006	2005	2004	2003
Inception date	—	—	—	—	1/3/01		—	—	—	—	11/25/97
Net asset value, beginning of period	$13.27	$12.05	$11.11	$10.18	$8.52		$13.29	$12.07	$11.13	$10.20	$8.54
Income (loss) from investment operations:
Net investment income	0.17	0.15	0.16	0.10	0.09	(b)	0.21	0.17	0.19	0.13	0.11	(b)
Net realized and unrealized gains (losses) on investments	1.96	1.21	0.91	0.92	1.64		1.96	1.22	0.91	0.91	1.65
Total income (loss) from investment operations	2.13	1.36	1.07	1.02	1.73		2.17	1.39	1.10	1.04	1.76
Less distributions from:
Net investment income	0.18	0.14	0.13	0.09	0.07		0.21	0.17	0.16	0.11	0.10
Net realized gains	0.58	—	—	—	—		0.58	—	—	—	—
Total distributions	0.76	0.14	0.13	0.09	0.07		0.79	0.17	0.16	0.11	0.10

Net asset value, end of period	$14.64	$13.27	$12.05	$11.11	$10.18		$14.67	$13.29	$12.07	$11.13	$10.20

Total Return (a)	16.68%	11.41%	9.63%	10.02%	20.38%		16.98%	11.67%	9.89%	10.24%	20.70%
Ratios/Supplemental Data:
Net assets, end of period (in thousands)	$34,971	$28,140	$26,171	$24,348	$22,033		$627,920	$553,358	$381,472	$346,065	$302,846
Ratios to average net assets:
Net investment income	1.25%	1.19%	1.43%	0.93%	0.93%		1.50%	1.43%	1.65%	1.18%	1.17%
Expenses	0.61%	0.62%	0.62%	0.62%	0.63%		0.36%	0.37%	0.37%	0.37%	0.38%
Portfolio turnover rate	58%	56%	42%	29%	27%		58%	56%	42%	29%	27%

S&P 500 Index Fund

	Service Class		Investment Class
Years ended September 30	2007	2006	2007	2006	2005	2004	2003
Inception date	—	9/30/05	—	—	—	—	11/25/97
Net asset value, beginning of period	$12.79	$11.80	$12.81	$11.80	$10.71	$9.59	$7.80
Income (loss) from investment operations:
Net investment income	0.25	0.24	0.24	0.22	0.23	0.17	0.16
Net realized and unrealized gains (losses) on investments	1.79	0.96	1.84	1.01	1.06	1.13	1.73
Total income (loss) from investment operations	2.04	1.20	2.08	1.23	1.29	1.30	1.89
Less distributions from:
Net investment income	0.19	0.21	0.20	0.22	0.20	0.18	0.10
Net realized gains	—	—	—	—	—	—	—
Total distributions	0.19	0.21	0.20	0.22	0.20	0.18	0.10

Net asset value, end of period	$14.64	$12.79	$14.69	$12.81	$11.80	$10.71	$9.59

Total Return (a)	15.98%	10.39%	16.36%	10.53%	12.08%	13.62%	24.34%
Ratios/Supplemental Data:
Net assets, end of period (in thousands)	$936	$47	$151,025	$111,143	$102,607	$91,628	$81,601
Ratios to average net assets:
Net investment income	1.63%	1.59%	1.87%	1.82%	1.96%	1.57%	1.63%
Expenses	0.40%	0.40%	0.15%	0.15%	0.15%	0.15%	0.15%
Portfolio turnover rate	12%	12%	12%	12%	12%	13%	16%

See Notes to Financial Highlights

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Core Value Equity Fund

	Service Class		Investment Class
Years ended September 30	2007	2006	2007	2006	2005	2004	2003
Inception date	—	9/30/05	—	—	—	—	2/2/00
Net asset value, beginning of period	$11.47	$10.40	$11.49	$10.40	$9.51	$8.49	$7.18
Income (loss) from investment operations:
Net investment income	0.26	0.15	0.21	0.18	0.23	0.12	0.11
Net realized and unrealized gains (losses) on investments	1.76	1.10	1.84	1.09	0.86	1.01	1.32
Total income (loss) from investment operations	2.02	1.25	2.05	1.27	1.09	1.13	1.43
Less distributions from:
Net investment income	0.21	0.18	0.23	0.18	0.20	0.11	0.12
Net realized gains	0.88	—	0.88	—	—	—	—
Total distributions	1.09	0.18	1.11	0.18	0.20	0.11	0.12

Net asset value, end of period	$12.40	$11.47	$12.43	$11.49	$10.40	$9.51	$8.49

Total Return (a)	18.69%	12.16%	18.94%	12.42%	11.48%	13.38%	20.13%
Ratios/Supplemental Data:
Net assets, end of period (in thousands)	$36	$14	$108,986	$91,030	$86,267	$134,299	$126,580
Ratios to average net assets:
Net investment income	1.38%	1.32%	1.73%	1.55%	1.88%	1.41%	1.43%
Expenses	0.68%	0.67%	0.43%	0.44%	0.43%	0.41%	0.42%
Portfolio turnover rate	43%	52%	43%	52%	36%	45%	35%

Small-Cap Equity Fund

	Service Class		Investment Class
Years ended September 30	2007	2006	2007	2006	2005	2004	2003
Inception date	—	9/30/05	—	—	—	—	8/3/98
Net asset value, beginning of period	$15.38	$14.71	$15.41	$14.71	$12.87	$10.99	$10.14
Income (loss) from investment operations:
Net investment income	0.08	0.05	0.10	0.07	0.11	0.03	0.05	(b)
Net realized and unrealized gains (losses) on investments	2.16	0.94	2.18	0.96	2.54	1.94	0.98
Total income (loss) from investment operations	2.24	0.99	2.28	1.03	2.65	1.97	1.03
Less distributions from:
Net investment income	0.05	0.05	0.08	0.06	0.09	0.03	0.03
Net realized gains	1.10	0.27	1.10	0.27	0.72	0.06	0.15
Total distributions	1.15	0.32	1.18	0.33	0.81	0.09	0.18

Net asset value, end of period	$16.47	$15.38	$16.51	$15.41	$14.71	$12.87	$10.99

Total Return (a)	15.20%	6.87%	15.43%	7.13%	21.11%	17.97%	10.37%
Ratios/Supplemental Data:
Net assets, end of period (in thousands)	$39	$16	$806,577	$632,992	$368,178	$206,327	$98,463
Ratios to average net assets:
Net investment income	0.37%	0.28%	0.64%	0.53%	0.79%	0.32%	0.50%
Expenses	0.85	0.86%	0.61%	0.61%	0.61%	0.62%	0.66%
Portfolio turnover rate	51%	47%	51%	47%	33%	107%	111%

See Notes to Financial Highlights

72

GE Institutional

Funds Prospectus

Financial Highlights

International Equity Fund

	Service Class						Investment Class
Years ended September 30	2007	2006	2005	2004	2003		2007	2006	2005	2004	2003
Inception date	—	—	—	—	1/3/01		—	—	—	—	11/25/97
Net asset value, beginning of period	$15.06	$12.69	$10.19	$8.50	$6.91		$15.11	$12.72	$10.22	$8.52	$6.93
Income (loss) from investment operations:
Net investment income	0.16	0.17	0.16	0.14	0.12	(b)	0.30	0.24	0.19	0.15	0.14	(b)
Net realized and unrealized gains (losses) on investments	5.00	2.35	2.48	1.66	1.57		4.92	2.33	2.47	1.67	1.57
Total income (loss) from investment operations	5.16	2.52	2.64	$1.80	1.69		5.22	2.57	2.66	1.82	1.71
Less distributions from:
Net investment income	0.21	0.15	0.14	0.11	0.10		0.24	0.18	0.16	0.12	0.12
Net realized gains	0.13	—	—	—	—		0.13	—	—	—	—
Total distributions	0.34	0.15	0.14	0.11	0.10		0.37	0.18	0.16	0.12	0.12

Net asset value, end of period	$19.88	$15.06	$12.69	$10.19	$8.50		$19.96	$15.11	$12.72	$10.22	$8.52

Total Return (a)	34.75%	20.02%	26.05%	21.23%	24.80%		35.09%	20.39%	26.26%	21.53%	25.04%
Ratios/Supplemental Data:
Net assets, end of period (in thousands)	$51,244	$16,352	$8,096	$6,032	$4,289		$2,375,946	$1,377,877	$738,984	$511,858	$349,983
Ratios to average net assets:
Net investment income	1.61%	1.68%	1.61%	1.52%	1.56%		2.00%	2.04%	1.85%	1.73%	1.82%
Expenses	0.81%	0.81%	0.82%	0.82%	0.84%		0.56%	0.56%	0.57%	0.57%	0.59%
Portfolio turnover rate	32%	26%	52%	32%	42%		32%	26%	52%	32%	42%

Premier Growth Equity Fund

	Service Class						Investment Class
Years ended September 30	2007	2006	2005	2004	2003		2007	2006	2005	2004	2003
Inception date	—	—	—	—	1/3/01		—	—	—	—	10/29/99
Net asset value, beginning of period	$10.92	$10.42	$9.57	$9.00	$7.12		$10.96	$10.46	$9.59	$9.02	$7.14
Income (loss) from investment operations:
Net investment income	0.04	0.06	0.09	0.01	0.02	(b)	0.08	0.08	0.10	0.05	0.04	(b)
Net realized and unrealized gains (losses) on investments	1.55	0.49	0.83	0.58	1.86		1.55	0.49	0.86	0.56	1.86
Total income (loss) from investment operations	1.59	0.55	0.92	0.59	1.88		1.63	0.57	0.96	0.61	1.90
Less distributions from:
Net investment income	0.05	0.05	0.07	0.02	—		0.08	0.07	0.09	0.04	0.02
Net capital gains	0.05	—	—	—	—		0.05	—	—	—	—
Total distributions	0.10	0.05	0.07	0.02	—		0.13	0.07	0.09	0.04	0.02

Net asset value, end of period	$12.41	$10.92	$10.42	$9.57	$9.00		$12.46	$10.96	$10.46	$9.59	$9.02

Total Return (a)	14.71%	5.24%	9.63%	6.58%	26.46%		15.02%	5.47%	9.97%	6.79%	26.71%
Ratios/Supplemental Data:
Net assets, end of period (in thousands)	$135,856	$130,673	$123,773	$109,063	$12,501		$411,725	$455,088	$332,148	$335,473	$218,716
Ratios to average net assets:
Net investment income	0.33%	0.57%	0.77%	0.36%	0.20%		0.58%	0.83%	1.05%	0.60%	0.45%
Expenses	0.62%	0.62%	0.62%	0.61%	0.64%		0.37%	0.37%	0.37%	0.37%	0.39%
Portfolio turnover rate	29%	31%	31%	20%	20%		29%	31%	31%	20%	20%

See Notes to Financial Highlights

73

Income Fund

	Service Class		Investment Class
Years ended September 30	2007	2006	2007	2006	2005	2004	2003
Inception date	—	9/30/05	—	—	—	—	11/21/97
Net asset value, beginning of period	$9.35	$9.50	$9.35	$9.50	$9.87	$10.08	$10.13
Income (loss) from investment operations:
Net investment income	0.49	0.47	0.51	0.49	0.42	0.38	0.40
Net realized and unrealized gains (losses) on investments	(0.05)	(0.15)	(0.06)	(0.15)	(0.16)	(0.05)	0.12
Total income (loss) from investment operations	0.44	0.32	0.45	0.34	0.26	0.33	0.52
Less distributions from:
Net investment income	0.49	0.47	0.51	0.49	0.42	0.38	0.42
Net realized gains	—	—	—	—	0.21	0.16	0.15
Total distributions	0.49	0.47	0.51	0.49	0.63	0.54	0.57

Net asset value, end of period	$9.30	$9.35	$9.29	$9.35	$9.50	$9.87	$10.08

Total Return (a)	4.80%	3.50%	4.95%	3.75%	2.72%	3.38%	5.35%
Ratios/Supplemental Data:
Net assets, end of period (in thousands)	$17	$11	$344,261	$294,484	$238,846	$222,114	$223,733
Ratios to average net assets:
Net investment income	5.25%	5.10%	5.49%	5.33%	4.35%	3.87%	3.96%
Expenses	0.48%	0.49%	0.23%	0.24%	0.24%	0.24%	0.24%
Portfolio turnover rate	421%	341%	421%	341%	298%	369%	354%

Strategic Investment Fund

	Service Class		Investment Class
Years ended September 30	2007	2006	2007	2006	2005	2004	2003
Inception date	—	9/30/05	—	—	—	—	10/29/99
Net asset value, beginning of period	$11.74	$11.14	$11.77	$11.14	$10.46	$9.78	$8.50
Income (loss) from investment operations:
Net investment income	0.27	0.23	0.27	0.22	0.19	0.13	0.16(b)
Net realized and unrealized gains (losses) on investments	1.90	0.85	1.93	0.90	0.78	0.66	1.29
Total income (loss) from investment operations	2.17	1.08	2.20	1.12	0.97	0.79	1.45
Less distributions from:
Net investment income	0.21	0.18	0.24	0.19	0.15	0.11	0.17
Net realized gains	0.28	0.30	0.28	0.30	0.14	—	—
Total distributions	0.49	0.48	0.52	0.49	0.29	0.11	0.17

Net asset value, end of period	$13.42	$11.74	$13.45	$11.77	$11.14	$10.46	$9.78

Total Return (a)	19.01%	10.04%	19.24%	10.38%	9.33%	8.12%	17.30%
Ratios/Supplemental Data:
Net assets, end of period (in thousands)	$55	$11	$547,835	$349,564	$172,146	$112,960	$64,263
Ratios to average net assets:
Net investment income	2.21%	1.95%	2.43%	2.33%	2.03%	1.57%	1.70%
Expenses	0.61%	0.61%	0.36%	0.37%	0.38%	0.39%	0.43%
Portfolio turnover rate	158%	143%	158%	143%	131%	158%	145%

See Notes to Financial Highlights

74

GE Institutional

Funds Prospectus

Financial Highlights

Money Market Fund

	Service Class		Investment Class
Years ended September 30	2007	2006	2007	2006	2005	2004	2003
Inception date	—	9/30/05	—	—	—	—	12/2/97
Net asset value, beginning of period	$1.00	$1.00	$1.00	$1.00	$1.00	$1.00	$1.00
Income (loss) from investment operations:
Net investment income (loss)	0.05	0.04	0.05	0.04	0.02	0.01	0.01
Total income from investment operations	0.05	0.04	0.05	0.04	0.02	0.01	0.01
Less distributions from:
Net investment income	0.05	0.04	0.05	0.04	0.02	0.01	0.01
Return of capital	—	—	—	—	—	—	—
Total distributions	0.05	0.04	0.05	0.04	0.02	0.01	0.01

Net asset value, end of period	$1.00	$1.00	$1.00	$1.00	$1.00	$1.00	$1.00

Total Return (a)	5.00%	4.30%	5.25%	4.56%	2.33%	1.00%	1.19%
Ratios/Supplemental Data:
Net assets, end of period (in thousands)	$11	$10	$26,952	$24,409	$11,592	$63,972	$83,194
Ratios to Average Net Assets:
Net investment income*	4.89%	4.25%	5.12%	4.62%	2.04%	0.99%	1.19%
Expenses*	0.48%	0.50%	0.24%	0.25%	0.26%	0.21%	0.18%

Notes to

Financial

Highlights

(a)	Total returns are historical and assume changes in share price and reinvestment of dividends and capital gains distributions.
(b)	Net investment income per share is based on average shares outstanding during the period.

GE Institutional Funds

Prospectus

If you wish to know more

You will find additional information about the GE Institutional Funds in the following documents:

Annual/Semi-Annual Reports to Shareholders: These reports detail the Funds’ actual investments as of the report date. Reports include performance numbers and a discussion of market conditions and investment strategies that significantly affected Fund performance during the Funds’ last fiscal year.

Statement of Additional Information (SAI): The SAI contains additional information about the Funds and their investment strategies and policies and is incorporated by reference (legally considered part of the prospectus). The SAI is on file with the Securities and Exchange Commission (SEC).

You may visit the Funds’ Internet Website (http://www.geam.com) or the SEC’s Internet Website (http://www.sec.gov) to view the Annual/Semi-Annual Reports, the SAI and other information about the GE Institutional Funds. Also, you can obtain copies of this information, after paying a duplication fee, by sending your request electronically to the following e-mail address: publicinfo@sec.gov, or in writing to the SEC’s Public Reference Section, Washington, D.C. 20549-0102. You may review and copy information about the Funds, including the SAI, at the SEC’s Public Reference Room in Washington, D.C. To find out more about the Public Reference Room, call the SEC at 1-202-942-8090.

GE Institutional Funds

You may obtain a free copy of the SAI or the Funds’ annual/semi-annual report and make shareholder inquiries by contacting:

GE Investment Distributors, Inc.

P.O. Box 7900

3001 Summer Street

Stamford, CT 06904-7900

Telephone 1-800-493-3042

Website http://www.geam.com

Investment Adviser	GE Asset Management Incorporated P.O. Box 7900 3001 Summer Street Stamford, CT 06904-7900

Transfer Agent	PFPC Inc. 101 Sabin Street Pawtucket, RI 02860

Custodian	State Street Bank and Trust Company One Lincoln Street Boston, MA 02111

Distributor	GE Investment Distributors, Inc. Member FINRA/SIPC

Investment Company Act file number: 811-08257

GEF-INSTPRO-1 (01/08)

GE Institutional Funds

Prospectus

January 29, 2008

International Equity Fund

Small-Cap Equity Fund

Strategic Investment Fund

Like all mutual funds, the GE Institutional Funds’ shares have not been approved or disapproved by the Securities and Exchange Commission, nor has the Securities and Exchange Commission passed upon the accuracy or adequacy of this Prospectus. Any representation to the contrary is a criminal offense.

Contents

GE Institutional Funds

International Equity Fund

Small-Cap Equity Fund

Strategic Investment Fund

Prospectus

Additional information regarding the International Equity Fund, Small-Cap Equity Fund and Strategic Investment Fund (each a “Fund” and together the “Funds”) is contained in the Statement of Additional Information (SAI) dated January 29, 2007 which is incorporated by reference into (legally forms a part of) this Prospectus.

2

GE Institutional Funds

International Equity Fund

Small-Cap Equity Fund

Strategic Investment Fund

Prospectus

International Equity Fund

Investment Objective: Long-term growth of capital

The Strategy

The International Equity Fund invests at least 80% of its net assets in equity securities under normal circumstances. The Fund invests primarily in companies in developed and developing countries outside the United States. Equity securities may include common stocks, preferred securities, depositary receipts, convertible securities, rights and warrants. Stocks represent an ownership interest in a corporation.

The portfolio managers focus on companies that they expect will grow faster than relevant markets and whose security prices do not fully reflect their potential for growth. Under normal circumstances, the Fund’s assets are invested in foreign securities of companies representing at least three different countries. Stock selection is key to the performance of the Fund.

The portfolio managers seek to identify securities of growth companies with characteristics such as:

■ low valuation relative to their long-term cash earnings potential

■ potential for significant improvement in the company’s business

■ financial strength

■ sufficient liquidity

The Fund also may invest to a lesser extent in debt securities and may invest in securities of companies located in the United States. The portfolio managers may use various investment techniques to adjust the Fund’s investment exposure, but there is no guarantee that these techniques will work.

The Fund’s 80% investment policy may be changed by the Trustees on 60 days’ notice to shareholders.

The Risks

The principal risks of investing in the Fund are stock market risk, foreign exposure risk, style risk (mid-cap company risk and growth investing risk) and emerging markets risk. To the extent that the portfolio managers invest in debt securities, the Fund would be subject to bond market risk, interest rate risk and credit risk. The Fund may invest in derivative instruments that carry derivative instruments risk.

An investment in the International Equity Fund is not a deposit of any bank and is not guaranteed by the Federal Deposit Insurance Corporation or any other government agency. An investment in the International Equity Fund is subject to risk, including possible loss of principal invested.

If you would like additional information regarding the Fund’s investment strategies and risks, including a description of the terms in bold type, please refer to “More on Strategies, Risks and Disclosure of Portfolio Holdings” later in this Prospectus.

3

Fund Performance

The bar chart and table opposite illustrate the short-term variability in the Fund’s performance and the Fund’s returns relative to a common measure of performance.

The bar chart illustrates how the Fund’s performance varies from year to year over the periods shown. During the periods presented in the bar chart, the Fund’s highest return for a quarter was 21.83% for the quarter ended December 31, 1999. The Fund’s lowest return for a quarter was -22.22% for the quarter ended September 30, 2002.

The table opposite illustrates how the Fund’s average annual returns for different calendar periods compare to the returns of the Morgan Stanley Capital InternationalSM Europe, Australasia and Far East (MSCI® EAFE®) Index (MSCI EAFE Index). The table reflects the impact of the Fund’s expenses and assumes that you sold your shares at the end of each period.

Calendar Year Total Returns

Investment Class Shares

Average Annual Total Returns

Investment Class Shares

(as of December 31, 2007)

	1 Year	5 Years	10 Years	Since Inception[1]

International Equity Fund	23.62%	24.68%	10.33%	10.51%

MSCI EAFE Index[2]	11.18%	21.59%	8.64%	8.66%

Both the bar chart and table assume reinvestment of dividends and distributions. Due to volatile market conditions, performance figures such as those shown in the bar chart and table may be significantly different if the bar chart and table covered more recent periods. As with all mutual funds, past performance is not an indication of future performance.

1 Inception date: 11/25/97.

2 The returns of the MSCI EAFE Index do not include the effect of sales charges (if any), operating expenses of a mutual fund or taxes. If included, returns shown would have been lower. Since Inception returns for the MSCI EAFE Index are calculated from the month end nearest the Fund’s inception date.

All mutual funds use a standard formula to calculate total return. Total return measures the price change in a share assuming the reinvestment of all dividend income and capital gain distributions.

4

GE Institutional Funds

International Equity Fund

Small-Cap Equity Fund

Strategic Investment Fund

Prospectus

Small-Cap Equity Fund

Investment Objective: Long-term growth of capital

The Strategy

The Small-Cap Equity Fund invests at least 80% of its net assets in equity securities of small-cap companies under normal circumstances. The Fund invests primarily in small-cap companies that the portfolio managers believe are undervalued by the market but have solid growth prospects. A company may be undervalued for reasons such as market overreaction to recent company, industry or economic problems. The Fund defines a small-cap company as one with a market capitalization within the capitalization range of the Russell 2000® Index (Russell 2000 Index)*. As of December 31, 2007, the market capitalization of companies in the Russell 2000 Index ranged from $27 million to $8.4 billion**. The portfolio managers will not sell a stock merely because the market capitalization of a company in the portfolio moves outside of the capitalization range of the Russell 2000 Index. Stock selection is key to the performance of the Fund.

The portfolio managers seek to identify securities of companies with characteristics such as:

■ high quality management

■ attractive products or services

■ appropriate capital structure

■ strong competitive positions in their industries

■ management focused on generating shareholder value

The Fund also may invest to a lesser extent in securities with capitalizations outside the Fund’s small-cap range, debt securities and foreign securities. The portfolio managers may use various investment techniques to adjust the Fund’s investment exposure, but there is no guarantee that these techniques will work.

The Fund’s 80% investment policy may be changed by the Trustees on 60 days’ notice to shareholders.

The Risks

The principal risks of investing in the Fund are stock market risk and style risk (value investing risk and small-cap company risk). To the extent that the portfolio managers invest in foreign securities, debt securities or initial public offerings of equity securities, the Fund would be subject to foreign exposure risk, bond market risk, interest rate risk, credit risk and initial public offerings risk.

An investment in the Small-Cap Equity Fund is not a deposit of any bank and is not guaranteed by the Federal Deposit Insurance Corporation or any other government agency. An investment in the Small-Cap Value Equity Fund is subject to risk, including possible loss of principal invested.

If you would like additional information regarding the Fund’s investment strategies and risks, including a description of the terms in bold type, please refer to “More on Strategies, Risks and Disclosure of Portfolio Holdings” later in this Prospectus.

* Russell Investment Group owns the Russell Index data, including all applicable trademarks and copyrights, used by GE Asset Management in these materials. Any unauthorized use or redistribution of such Russell Index data is strictly prohibited. Russell Investment Group is not responsible for the configuration of this material or for any inaccuracy in GE Asset Management’s presentation thereof.

** The Russell 2000 Index is constructed to provide a comprehensive and unbiased small-cap barometer and is reconstituted annually by the Russell Investment Group to ensure larger stocks do not distort the performance and characteristics of the true small-cap opportunity set. The capitalization range of the Russell 2000 Index, however, may change significantly intra-year due to changes in the market capitalization of securities held in the Russell 2000 Index.

5

Fund Performance

The bar chart and table opposite illustrate the short-term variability in the Fund’s performance and the Fund’s returns relative to a common measure of performance.

The bar chart illustrates how the Fund’s performance varies from year to year over the periods shown. During the period presented in the bar chart, the Fund’s highest return for a quarter was 22.66% for the quarter ended June 30, 1999. The Fund’s lowest return for a quarter was -16.06% for the quarter ended September 30, 2002.

The table opposite illustrates how the Fund’s average annual returns for different calendar periods compare to the returns of the Russell 2000 Index. The table reflects the impact of the Fund’s expenses and assumes that you sold your shares at the end of each period.

Calendar Year Total Returns

Investment Class Shares

Average Annual Total Returns

Investment Class Shares

(as of December 31, 2007)

	1 Year	5 Years	Since Inception[1]

Small-Cap Equity Fund	2.38%	12.86%	10.07%

Russell 2000 Index[2]	-1.59%	16.24%	7.98%

Both the bar chart and table assume reinvestment of dividends and distributions. Due to volatile market conditions, performance figures such as those shown in the bar chart and table may be significantly different if the bar chart and table covered more recent periods. As with all mutual funds, past performance is not an indication of future performance.

1 Inception date: 8/3/98.

2 The returns of the Russell 2000 Index do not include the effect of sales charges (if any), operating expenses of a mutual fund or taxes. If included, returns shown would have been lower. Since Inception returns for the Russell 2000 Index are calculated from the month end nearest the Fund’s inception date.

All mutual funds use a standard formula to calculate total return. Total return measures the price change in a share assuming the reinvestment of all dividend income and capital gain distributions.

6

GE Institutional Funds

International Equity Fund

Small-Cap Equity Fund

Strategic Investment Fund

Prospectus

Strategic Investment Fund

Investment Objective: Maximum total return

The Strategy

The Strategic Investment Fund invests primarily in a combination of equity securities and investment-grade debt securities. The Fund’s asset allocation process utilizes information from GE Asset Management’s Asset Allocation Committee to diversify holdings across asset classes. The Fund adjusts its weightings among U.S. equity securities, debt securities, foreign securities and cash based on the relative attractiveness of the asset classes.

The Fund invests in equity securities principally for their capital appreciation potential and debt securities principally for their income potential. Within each asset class, the portfolio managers use active security selection to choose securities based on the merits of individual issuers.

The portfolio managers seek to identify equity securities of companies with characteristics such as:

■ strong earnings growth

■ favorable valuation

■ attractive prices

■ a presence in successful industries

■ high quality management

The portfolio managers seek to identify debt securities with characteristics such as:

■ attractive yields and prices

■ the potential for capital appreciation

■ reasonable credit quality

The portion of the Fund invested in debt securities normally has a weighted average maturity of approximately five to ten years but is subject to no limitation with respect to the maturities of the instruments in which it may invest.

Under normal circumstances, the Fund may hold up to 10% of its assets in cash and cash equivalents and money market instruments.

The Fund may also invest to a lesser extent in high yield securities (also known as “junk bonds”). The portfolio managers may use various investment techniques, including investments in derivative instruments, such as interest rate, currency, index and credit default swaps, to adjust the Fund’s investment exposure, but there is no guarantee that these techniques will work.

The Risks

The principal risks of investing in the Fund are stock market risk, style risk (mid-cap company risk, growth investing risk and value investing risk), foreign exposure risk, bond market risk, interest rate risk, credit risk, municipal obligations risk and prepayment risk. To the extent the portfolio managers invest in high yield securities and equity securities of companies that are located in developing countries outside the United States, the Fund would be subject to high yield securities risk and emerging markets risk. The Fund may invest in derivative instruments that carry derivative instruments risk.

The Fund may also be subject to valuation risk with respect to valuing certain Fund holdings.

Cash, cash equivalents and money market instruments typically have less total return potential over time than the Fund’s other asset classes but at times may be relatively more attractive.

The Fund’s asset allocation process may result in a high portfolio turnover rate, which may cause the Fund to experience increased transaction costs and impact the Fund’s performance. Shareholders may also incur increased taxes on their investment in the Fund. For more information on the risks associated with high portfolio turnover, please refer to “More on Strategies, Risks and Disclosure of Portfolio Holdings — More on Risks” later in this Prospectus.

An investment in the Strategic Investment Fund is not a deposit of any bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. An investment in the Strategic Investment Fund is subject to risk, including possible loss of principal invested.

If you would like additional information regarding the Fund’s investment strategies and risks, including a description of the terms in bold type, please refer to “More on Strategies, Risks and Disclosure of Portfolio Holdings” later in this Prospectus.

7

Fund Performance

The bar chart and table opposite illustrate the short-term variability in the Fund’s performance and the Fund’s returns relative to a common measure of performance.

The bar chart illustrates how the Fund’s performance varies from year to year over the periods shown. During the periods presented in the bar chart, the Fund’s highest return for a quarter was 11.77% for the quarter ended June 30, 2003. The Fund’s lowest return for a quarter was -9.00% for the quarter ended September 30, 2002.

The table opposite illustrates how the Fund’s average annual returns for different calendar periods compare to the returns of the Standard & Poor’s 500® IndexSM (S&P 500® Index) and the return of the Lehman Brothers Aggregate Bond Index (LB Aggregate Bond Index). The table reflects the impact of the Fund’s expenses and assumes that you sold your shares at the end of each period.

Calendar Year Total Returns

Investment Class Shares

Average Annual Total Returns

Investment Class Shares

(as of December 31, 2007)

	1 Year	5 Years	Since Inception[1]

Strategic Investment Fund	11.88%	11.62%	6.66%

S&P 500® Index[2]	5.50%	12.84%	2.58%

LB Aggregate Bond Index[2]	6.97%	4.42%	6.32%

Both the bar chart and table assume reinvestment of dividends and distributions. Due to volatile market conditions, performance figures such as those shown in the bar chart and table may be significantly different if the bar chart and table covered more recent periods. As with all mutual funds, past performance is not an indication of future performance.

1 Inception date: 10/29/99.

2 The returns of the S&P 500® Index and LB Aggregate Bond Index do not include the effect of sales charges (if any), operating expenses of a mutual fund or taxes. If included, returns shown would have been lower. Since Inception returns for the S&P 500® Index and LB Aggregate Bond Index are calculated from the month end nearest the Fund’s inception date.

All mutual funds use a standard formula to calculate total return. Total return measures the price change in a share assuming the reinvestment of all dividend income and capital gain distributions.

8

GE Institutional Funds International Equity Fund Small-Cap Equity Fund Strategic Investment Fund Prospectus	Fund Expenses

Shareholder Fees

No sales charge (load) is imposed on purchases of shares (or reinvested dividends), nor is a contingent deferred sales charge imposed upon redemption of shares. The Funds also do not impose a redemption fee or an exchange fee. The following table shows what it would cost you to invest in the Investment Class shares of a Fund. Annual Fund operating expenses are deducted from a Fund’s assets and are reflected in the Fund’s share price and dividends. The figures below show actual expense during the fiscal period ended September 30, 2007.

Annual Fund Operating Expenses (as a percentage of average net assets)	International Equity Fund	Small-Cap Equity Fund	Strategic Investment Fund

Management Fees*	0.55%	0.60%	0.36%

Distribution and Service (12b-1) Fees	None	None	None

Other Expenses**	0.01%	0.01%	0.01%

Total Annual Fund Operating Expenses	0.56%	0.61%	0.37%

* The management fee is intended to be a “unitary” fee that includes all operating expenses payable by a Fund, except for fees and expenses associated with the GE Institutional Funds’ independent Trustees, shareholder servicing and distribution fees, brokerage fees, and expenses that are not normal operating expenses of the Funds (such as extraordinary expenses, interest and taxes). The management fee fluctuates based upon the average daily net assets of each Fund and may be higher or lower than those shown above. The nature of the services provided to, and the management fee paid by, each Fund are described in more detail under “About the Investment Adviser”.

** “Other Expenses” include fees beyond those borne by GE Asset Management pursuant to each Fund’s Advisory and Administration Agreement. These expenses include fees and expenses associated with the GE Institutional Funds’ independent Trustees, brokerage fees and expenses that are not normal operating expenses of the Funds (such as extraordinary expenses, interest and taxes). “Other Expenses” also include all fees and expenses associated with investments in investment companies and other funds such as ETFs and pooled cash vehicles, which were less than 0.01% for the period shown.

9

The Impact

of Fund

Expenses

This example is intended to help you compare the cost of investing in Investment Class shares of a Fund with the cost of investing in other mutual funds. Although actual costs may be higher or lower, you would pay the following expenses on a $10,000 investment, assuming a 5% annual return and that the Fund’s operating expenses remain the same.

Example	You would pay the following expenses on a $10,000 investment:

	1 Year	3 Years	5 Years	10 Years
International Equity Fund	$57	$180	$314	$703
Small-Cap Equity Fund	$63	$197	$343	$768
Strategic Investment Fund	$37	$118	$206	$464

10

GE Institutional Funds International Equity Fund Small-Cap Equity Fund Strategic Investment Fund Prospectus	More on Strategies, Risks and Disclosure of Portfolio Holdings

Important Definitions

This section defines important terms that may be unfamiliar to an investor reading about the Funds:

Asset-backed securities represent a participation in, or are secured by and payable from, a stream of payments generated by particular assets, such as commercial paper, credit card receivables, auto loans, or home-equity loans.

Bank deposits are cash, checks or drafts deposited in a financial institution for credit to a customer’s account. Banks differentiate between demand deposits (checking accounts on which the customer may draw) and time deposits, which pay interest and have a specified maturity or require 30 days’ notice before withdrawal.

Cash and cash equivalents are highly liquid and highly rated instruments, such as commercial paper and bank deposits.

Common stock is a class of security representing equity ownership in a corporation. Holders of common stock have the right to elect directors and collect dividends. Common stock claims are subordinate to bondholder claims, preferred stockholders, and general creditors.

Commercial paper includes short-term debt securities issued by banks, corporations and other borrowers.

Convertible securities may be debt or equity securities that pay interest or dividends or are sold at a discount and that may be converted on specified terms into the stock of the issuer.

Debt obligations of supranational agencies are obligations of multi-jurisdictional agencies that operate across national borders (e.g., the World Bank).

Debt securities are bonds and other securities that are used by issuers to borrow money from investors. Holders of debt securities have a higher priority claim to assets than do equity holders. Typically, the debt issuer pays the investor a fixed, variable or floating rate of interest and must repay the borrowed amount at maturity. Some debt securities, such as zero coupon obligations, are sold at a discount from their face values instead of paying interest.

Depositary receipts represent interests in an account at a bank or trust company which holds equity securities. These interests may include American Depositary Receipts (held at U.S. banks and traded in the United States), European Depositary Receipts, Global Depositary Receipts or other similar instruments.

Derivative instruments are instruments or contracts whose values are based on the performance of an underlying financial asset, currency or index and include futures contracts, options (on stocks, indices, currencies, futures contracts or bonds), forward currency transactions, swaps (including interest rate, currency, index and credit default swaps), interest-only and principal-only debt securities, certain mortgage-backed securities like collateralized mortgage obligations (CMOs), and structured and indexed securities.

Equity securities may include common stocks, preferred securities, depositary receipts, convertible securities, and rights and warrants of U.S. and foreign companies. Stocks represent an ownership interest in a corporation.

Floating and variable rate instruments are securities with floating or variable rates of interest or dividend payments.

Foreign debt securities are issued by foreign corporations or governments. They may include the following:

■ Eurodollar Bonds, which are dollar-denominated securities issued outside the U.S. by foreign corporations and financial institutions and by foreign branches of U.S. corporations and financial institutions.

■ Yankee Bonds, which are dollar-denominated securities issued by foreign issuers in the U.S.

■ Debt securities denominated in currencies other than U.S. dollars.

11

Foreign securities include interests in or obligations of entities located outside the United States. The determination of where an issuer of a security is located will be made by reference to the country in which the issuer (i) is organized, (ii) derives at least 50% of its revenues or profits from goods produced or sold, investments made or services performed, (iii) has at least 50% of its assets situated, or (iv) has the principal trading market for its securities. Foreign securities may be denominated in non U.S. currencies and traded outside the United States or may be in the form of depositary receipts.

Forward currency transactions involve agreements to exchange one currency for another at a future date.

Futures contracts are agreements to buy or sell a specific amount of a commodity, financial instrument or index at a particular price and future date. Options on futures contracts give the purchaser the right, in return for the premium paid, to assume a position in a futures contract at a specified exercise price at any time prior to the expiration date of the option.

Government stripped mortgage-related securities are mortgage-backed securities that have been separated into their interest and principal components. They represent interests in distributions of interest on or principal underlying mortgage-backed securities.

Growth investing involves buying stocks with above-average growth rates. Typically, growth stocks are the stocks of faster growing companies in more rapidly growing sectors of the economy. Generally, growth stock valuation levels will be higher than those of value stocks and the market averages.

High yield securities are debt securities, preferred securities, and convertible securities of corporations rated Ba through C by Moody’s or BB through D by S&P (or comparably rated by another nationally recognized statistical rating organization) or, if not rated by Moody’s or S&P, are considered by portfolio management to be of similar quality. High yield securities include bonds rated below investment-grade, sometimes called “junk bonds,” and are considered speculative by the major credit rating agencies.

Illiquid investments are securities or other instruments that cannot be sold within seven days for a price approximately equal to the value it currently has on a Fund’s books. Illiquid investments may include repurchase agreements maturing in more than seven days, swaps, time deposits with a notice or demand period of more than seven days, certain over-the-counter option contracts (and segregated assets used to cover such options), participation interests in loans, and certain restricted securities.

Industrial development bonds are considered municipal bonds if the interest paid is exempt from federal income tax. They are issued by or on behalf of public authorities to raise money to finance various privately operated facilities for business and manufacturing, housing, sports, and pollution control. These bonds may also be used to finance public facilities such as airports, mass transit systems, ports, and parking. The payment of the principal and interest on such bonds is dependent solely on the ability of the facility’s user to meet its financial obligations and the pledge, if any, of real and personal property financed by the bond as security for those payments.

Investment-grade debt securities are rated Baa or better by Moody’s and BBB or better by S&P (or comparably rated by another nationally recognized statistical rating organization), or, if not rated, are considered by portfolio management to be of similar quality to such securities. Securities rated in the fourth highest grade have some speculative elements.

LB Aggregate Bond Index is a market value-weighted index of taxable investment-grade debt issues including government, corporate,

12

GE Institutional Funds

International Equity Fund

Small-Cap Equity Fund

Strategic Investment Fund

Prospectus

asset-backed and mortgage-backed securities, with maturities of one year or more. The index is designed to represent the performance of the U.S. investment-grade fixed-rate bond market.

MSCI® EAFE® Index is a market capitalization-weighted index of equity securities of companies domiciled in various countries. The index is designed to represent the performance of developed stock markets outside the U.S. and Canada and excludes certain market segments unavailable to U.S. based investors.

Money market instruments are short-term debt securities of the U.S. Government, banks and corporations. The Funds may invest in money market instruments directly or through investments in the GEI Short-Term Investment Fund (Investment Fund), which is a privately offered pooled investment trust managed by GE Asset Management.

Mortgage-backed securities include securities issued by the Government National Mortgage Association (Ginnie Mae), the Federal National Mortgage Association (Fannie Mae), the Federal Home Loan Mortgage Corporation (Freddie Mac), other government agencies and private issuers. They may also include collateralized mortgage obligations (CMOs) which are derivative instruments that are fully collateralized by a portfolio of mortgages or mortgage-related securities.

Mortgage dollar rolls are transactions involving the sale of a mortgage-backed security with a simultaneous contract (with the purchaser) to buy similar, but not identical, securities at a future date.

Municipal obligations are debt securities issued by or on behalf of states, territories and possessions of the United States and the District of Columbia and their political subdivisions, agencies and instrumentalities, or multi-state agencies or authorities that pay interest exempt from federal income taxes and, in some cases, from federal alternative minimum taxes. They include: (i) municipal leases; (ii) participation interests in municipal obligations, which are proportionate, undivided interests in municipal obligations; (iii) municipal obligation components, which are municipal obligations that have been divided into two components (one component pays interest at a rate adjusted periodically through an auction process, the second pays the residual rate after the auction rate is deducted from total interest payable); (iv) custodial receipts on municipal obligations, which evidence ownership of future interest payments, principal payments, or both, on certain municipal obligations; (v) tender option bonds; and (vi) industrial development bonds.

Preferred securities are classes of stock that pay dividends at a specified rate. Dividends are paid on preferred stocks before they are paid on common stocks. In addition, preferred stockholders have priority over common stockholders as to the proceeds from the liquidation of a company’s assets.

Purchasing and writing options are permitted investment strategies for certain Funds. An option is the right to buy (i.e., a call) or sell (i.e., a put) securities or other interests for a predetermined price on or before a fixed date. A securities index option represents the option holder’s right to obtain from the seller, in cash, a fixed multiple of the amount by which the exercise price exceeds (in the case of a put) or is less than (in the case of a call) the closing value of the securities index on the exercise date. An option on a foreign currency represents the right to buy or sell a particular amount of that currency for a predetermined price on or before a fixed date.

Repurchase agreements (repos) are used to invest cash on a short-term basis. A seller (bank or broker-dealer) sells securities, usually government securities, to the Fund, agreeing to buy them back at a designated price and time — usually the next day.

Restricted securities (which include Rule 144A securities) may have contractual restrictions on resale, or

13

cannot be resold publicly until registered. Certain restricted securities may be illiquid. Illiquid investments may be difficult or impossible to sell when a Fund wants to sell them at a price at which the Fund values them.

Reverse repurchase agreements involve selling securities held and concurrently agreeing to repurchase the same securities at a specified price and future date.

Rights represent a preemptive right of stockholders to purchase additional shares of a stock at the time of a new issuance, before the stock is offered to the general public, allowing the stockholder to retain the same ownership percentage after the new stock offering.

Rule 144A securities are restricted securities that may be sold to certain institutional purchasers under Rule 144A.

Russell 2000® Index is a market capitalization-weighted index consisting of 2,000 of the smallest U.S.-domiciled publicly traded common stocks that are included in the Russell 3000® Index. The Russell 3000® Index is comprises the 3,000 largest U.S. domiciled companies.

S&P 500® Index is an unmanaged, market capitalization-weighted index of stocks of 500 large U.S. companies, which is widely used as a measure of large-cap U.S. stock market performance.

Short sales against the box involve selling short securities actually owned or otherwise covered at all times during the period the short position is open.

Structured and indexed securities are securities whose principal and/or interest rate is determined by reference to changes in the value of one or more specific currencies, interest rates, commodities, indices or other financial indicators, but do not include securities issued by other investment companies.

Tender option bonds are long-term municipal obligations sold by a bank or other financial institution subject to a demand feature that gives the purchaser the right to sell them to the bank or other financial institution at par plus accrued interest at designated times (tender option). The interest rate on the bonds is typically reset at the end of the applicable interval in an attempt to cause the bonds to have a market value that approximates their par value, plus accrued interest. The tender option may not be exercisable in the event of a default on, or significant downgrading of, the underlying municipal obligation, and may be subject to other conditions. Therefore, a fund’s ability to exercise the tender option will be affected by the credit standing of both the bank or other financial institution involved and the issuer of the underlying securities.

Value investing involves buying stocks that are out of favor and/or undervalued in comparison to their peers and/or their prospects for growth. Generally, prices of value stocks are lower than those of growth stocks.

Variable rate securities which include floating and variable rate instruments, are securities that carry interest rates that fluctuate or may be adjusted periodically to market rates. Interest rate adjustments could increase or decrease the income generated by the securities.

Various investment techniques are utilized by a Fund to increase or decrease its exposure to changing security prices, interest rates, currency exchange rates, commodity prices or other factors that affect security values. For certain Funds, these techniques may involve derivative instruments and transactions such as buying and selling options and futures contracts, entering into forward currency transactions or swap agreements or contracts and purchasing indexed securities. These techniques are designed to adjust the risk and return characteristics of a Fund’s portfolio of investments and are not used for leverage. No Fund is under any obligation to use any of these techniques at any given time or

14

GE Institutional Funds

International Equity Fund

Small-Cap Equity Fund

Strategic Investment Fund

Prospectus

under any particular economic condition. To the extent that a Fund employs these techniques, the Fund would be subject to derivative instruments risk.

Warrants are securities that are usually issued together with a bond or preferred securities, that permits the holder to buy a proportionate amount of common stock at a specified price that is usually higher than the stock price at the time of issue.

Weighted average maturity represents the length of time in days or years until the average security in a money market or income fund will mature or be redeemed by its issuer. The average maturity is weighted according to the dollar amounts invested in the various securities in the fund. This measure indicates a money market or an income fund’s sensitivity to changes in interest rates. In general, the longer a fund’s weighted average weighted maturity, the more its share price will fluctuate in response to changing interest rates.

When-issued and delayed delivery securities are securities that are purchased or sold for delivery and payment at a future date, i.e., beyond the normal settlement date.

Zero coupon obligations are securities that pay no interest to their holders prior to maturity. Instead, interest is paid in a lump sum at maturity. They are purchased at a discount from par value, and generally are more volatile than other fixed income securities.

More on Investment Strategies

In addition to each Fund’s principal investment strategies described earlier in this Prospectus, a Fund is permitted to use other securities, investment strategies and techniques in pursuit of its investment objective. No Fund is under any obligation to use any of these techniques or strategies at any given time or under any particular economic condition.

Certain instruments and investment strategies may expose the Funds to other risks and considerations, which are discussed later in this Prospectus or in the Funds’ SAI.

Holding Cash and Temporary Defensive Positions: Under normal circumstances, each Fund may hold cash and/or money market instruments (i) pending investment, (ii) for investment or cash management purposes, and (iii) to meet operating expenses. A Fund may from time to time take temporary defensive positions when the portfolio manager believes that adverse market, economic, political or other conditions exist. In these circumstances, the portfolio manager may (i) without limit hold cash and cash equivalents and/or invest in money market instruments, or (ii) restrict the securities markets in which a Fund’s assets are invested by investing those assets in securities markets deemed to be conservative in light of the Fund’s investment objective and strategies. In addition, a Fund may hold cash and

15

cash equivalents and/or invest in

money market instruments under circumstances where the liquidation of a Fund has been approved by the Trustees and investments in accordance with the Fund’s investment objective and policies would no longer be appropriate. Each Fund may invest in money market instruments directly or indirectly through investment in the Investment Fund. The Investment Fund is advised by GE Asset Management, which charges no advisory fee to the Investment Fund.

To the extent that a Fund holds cash and cash equivalents or invests in money market instruments, it may not achieve its investment objective.

Equitizing cash: A Fund that invests in equity securities may use futures or invest a portion of its cash holdings in index securities such as exchange traded funds (or ETFs) to gain general market exposure pending direct investments in portfolio securities. The use of futures or the investment in ETFs or other index products would be subject to other applicable restrictions on the Fund’s investments.

The following tables summarize some of the investment techniques that may be employed by each Fund. Certain techniques and limitations may be changed at the discretion of GE Asset Management and subject to the approval of the Fund’s Board of Trustees. Percentage figures refer to the percentage of each Fund’s assets that may be invested in accordance with the indicated technique.

16

GE Institutional Funds

International Equity Fund

Small-Cap Equity Fund

Strategic Investment Fund

Prospectus

Investment Technique

	International Equity Fund		Small-Cap Equity Fund		Strategic Investment Fund
Borrowing	33 1/3%		33 1/3%		33 1/3%
Repurchase Agreements	Yes		Yes		Yes
Reverse Repurchase Agreements	Yes		Yes		Yes
Restricted and Illiquid Investments	Yes		Yes		Yes
Structured and Indexed Securities	No		No		Yes
Purchasing and Writing Securities Options	Yes		Yes		Yes
Purchasing and Writing Securities Index Options	Yes		Yes		Yes
Futures Contracts and Options on Futures Contracts	Yes		No		Yes
Forward Currency Transactions	Yes		No		Yes
Options on Foreign Currencies	Yes		No		Yes
Maximum Investment in Debt Securities	20%		20%		100% (Maximum of 25% in BBB by S&P or Baa by Moody’s or equivalent)
Maximum Investment in Below-Investment Grade Debt Securities (High Yield Securities)	5%		10%		20% in BB or B by S&P or Ba or B by Moody’s or below or of similar quality
Maximum Investment in Foreign Securities	100%		10%	*	30%	*
When-Issued and Delayed Delivery Securities	Yes		Yes		Yes
Lending Portfolio Securities	Yes		Yes		Yes
Rule 144A Securities	Yes		Yes		Yes
Debt Obligations of Supranational Agencies	Yes		Yes		Yes
Depositary Receipts	Yes		Yes		Yes
Securities of Other Investment Funds	Yes		Yes		Yes
Municipal Leases	No		No		Yes
Floating and Variable Rate Instruments	No	**	No	**	Yes
Participation Interests in Municipal Obligations	No		No		Yes
Zero Coupon Obligations	No		No		Yes
Municipal Obligations Components	No		No		Yes
Custodial Receipts on Municipal Obligations	No		No		Yes
Mortgage Related Securities, including CMOs	Yes		Yes		Yes
Government Stripped Mortgage Related Securities	No		No		Yes
Asset Backed Securities and Receivable-Backed Securities	No		No		Yes
Mortgage Dollar Rolls	No		No		Yes
Short Sales Against the Box	Yes		Yes		No

* This limitation excludes American Depositary Receipts, and securities of a foreign issuer with a class of securities registered with the Securities and Exchange Commission and listed on a U.S. national securities exchange.

** This limitation excludes commercial paper and notes with variable and floating rates of interest.

17

More on Risks

Like all mutual funds, investing in the Funds involves risk factors and special considerations. Each Fund’s risk is defined primarily by its principal investment strategies, which are described earlier in this Prospectus. Investments in a Fund are not insured against loss of principal. As with any mutual fund, there can be no assurance that a Fund will achieve its investment objective. Investing in shares of a Fund should not be considered a complete investment program. The share value of each Fund will rise and fall.

One of your most important investment considerations should be balancing risk and return. Different types of investments tend to respond differently to shifts in the economic and financial environment. So, diversifying your investments among different asset classes — such as stocks, bonds and cash — and within an asset class — such as small-cap and large-cap stocks — can help you manage risk and achieve the results you need to comfortably reach your financial goals.

The primary risks of particular investments are summarized below. For more information about the risks associated with the Funds, please see the SAI, which is incorporated by reference into this Prospectus.

Asset-Backed Securities Risk: Asset-backed securities often are subject to more rapid repayment than their stated maturity dates indicate, due to changing economic conditions. To maintain its position in such securities, a Fund may reinvest the reductions in principal amounts resulting from the prepayments. Yields on those reinvested amounts are subject to prevailing market rates. Because prepayments of principal generally increase when rates are falling, a Fund generally has to reinvest proceeds from prepayments at lower rates. Also, because asset-backed securities often are secured by the loans underlying the securities, a Fund may lose money if there are defaults in the loans underlying the securities. Such defaults have become an increasing risk for asset-backed securities that are secured by home-equity loans related to sub-prime mortgage loans, especially in a declining residential real estate market. Investments in asset-backed securities may also be subject to valuation risk.

Bond Market Risk: Bond market risk is the risk that the value of debt securities may decline. Bond prices can change daily, sometimes rapidly, in response to issuer activity and general economic and credit market conditions. Bond prices can be volatile and there can be severe limitations in the ability to sell certain bonds, including those that are of higher credit quality, during periods of reduced credit market liquidity such as the one that the market is currently experiencing.

Credit Risk: The price of a bond is affected by the issuer’s or counterparty’s credit quality. Changes in an entity’s financial condition and general economic conditions can affect the ability to honor financial obligations and therefore credit quality. Lower quality bonds are generally more sensitive to these changes than higher quality bonds. Even within securities considered investment grade, differences exist in credit quality and some investment-grade debt securities may have speculative characteristics. A security’s price may be adversely affected by the market’s opinion of the security’s credit quality level even if the issuer or counterparty has suffered no degradation in ability to honor the obligation.

Derivative Instruments Risk: A Fund’s use of various investment techniques may involve derivative instruments, such as swaps, options, futures and options on futures. A Fund may, but is not required to, use derivatives as a substitute for taking a long or a short position in an underlying asset, to increase returns, or as part of a hedging strategy. A small investment in derivatives could have a potentially large impact on a Fund’s performance and its rate of income distributions for a particular period of time. The use of derivatives involves risks different from, or possibly greater than, the risks associated with investing directly in the underlying assets. Derivatives can be highly volatile, illiquid, subject

18

GE Institutional Funds

International Equity Fund

Small-Cap Equity Fund

Strategic Investment Fund

Prospectus

to counterparty risk and difficult to value. There is also the risk that changes in the value of a derivative held by a Fund may not correlate with a Fund’s other investments, which could impact Fund performance or have a significant effect on the rate of income distributions that a Fund could pay for a particular period of time. A Fund may choose not to invest in derivative instruments because they may not be available, may be too costly to be used effectively or may be unable to be used for other reasons.

Emerging Markets Risk: Emerging market securities bear most foreign exposure risks discussed below. In addition, there are greater risks involved in investing in emerging markets than in developed foreign markets.

Specifically, the economic structures in emerging market countries are less diverse and mature than those in developed countries, and their political systems are less stable. Investments in emerging market countries may be affected by national policies that restrict foreign investment. Emerging market countries may have less developed legal structures, and the small size of their securities markets and low trading volumes can make investments illiquid and more volatile than investments in developed countries. As a result, a Fund investing in emerging market countries may be required to establish special custody or other arrangements before investing.

Foreign Exposure Risk: Investing in foreign securities, including depositary receipts, or securities of U.S. entities with significant foreign operations, involves additional risks which can affect a Fund’s performance. Foreign markets, particularly emerging markets, may be less liquid, more volatile and subject to less government supervision than U.S. markets. There may be difficulties in enforcing contractual obligations, and it may take more time for transactions to clear and settle in foreign countries than in the U.S. Less information may be available about foreign issuers. The costs of buying and selling foreign securities, including tax, brokerage and custody costs, generally are higher than those involving domestic transactions. The specific risks of investing in foreign securities include valuation risk and:

■ Currency Risk: The values of foreign investments may be affected by changes in currency rates or exchange control regulations. If the local currency gains strength against the U.S. dollar, the value of the foreign security increases in U.S. dollar terms. Conversely, if the local currency weakens against the U.S. dollar, the value of the foreign security declines in U.S. dollar terms. U.S. dollar-denominated securities of foreign issuers, including depositary receipts, also are subject to currency risk based on their related investments.

■ Political/Economic Risk: Changes in economic, tax or foreign investment policies, government stability, war or other political or economic actions may have an adverse effect on a Fund’s foreign investments.

■ Regulatory Risk: Foreign companies often are not subject to uniform accounting, auditing and financial reporting standards or to other regulatory practices and requirements common to U.S. companies.

High Yield Securities Risk: Below investment-grade securities, sometimes called “junk bonds,” are considered speculative. These securities have greater risk of default than higher rated securities. The market value of below investment-grade securities is more sensitive to individual corporate developments and economic changes than higher rated securities. The market for below investment-grade securities may be less active than for higher rated securities, which can adversely affect the price at which these securities may be sold. Less active markets may diminish a Fund’s ability to obtain accurate market quotations when valuing the portfolio securities and thereby giving rise to valuation risk. In addition, a Fund may incur additional expenses if a holding defaults and a Fund has to seek recovery of its principal investment.

Below investment-grade securities may also present risks based on payment expectations. For example, these securities may contain redemption or call provisions. If an

19

issuer exercises these provisions in a declining interest rate market, the Fund would have to replace the security with a lower yielding security resulting in a decreased return for investors.

Illiquid Investments Risk: Illiquid investments may be difficult to resell at approximately the price they were valued in the ordinary course of business in seven days or less. When investments cannot be sold readily at the desired time or price, a Fund may have to accept a lower price or may not be able to sell the investment at all, or may be forced to forego other investment opportunities, all of which may have an impact on returns of the Fund. Illiquid investments also may be subject to valuation risk.

Initial Public Offerings Risk: Certain Funds may purchase shares issued as part of, or a short period after, a company’s initial public offering (IPOs), and may dispose of those shares shortly after their acquisition. The purchase of shares issued in IPOs exposes a Fund to the risks associated with organizations that have little operating history as public companies, as well as to the risks associated with the sectors of the market in which the issuer operates. The market for IPO shares has been volatile, and share prices of newly-public companies have fluctuated significantly over short periods of time.

Interest Rate Risk: Bond prices generally rise when interest rates decline and decline when interest rates rise. The longer the duration of a bond, the more a change in interest rates affects the bond’s price. Short-term and long-term interest rates may not move the same amount and may not move in the same direction.

Municipal Obligations Risk: Municipal obligations are backed by the entities that issue them and/or other revenue streams. Like other debt securities, prices of municipal debt securities are affected inversely by changes in interest rates and by changes in the credit rating or financial condition of the issuer. Income derived from investments in municipal obligations typically is exempt from regular federal income tax but may be subject to state and local taxes. Capital gains from the disposition of municipal obligations are subject to tax. In addition, interest income on certain municipal obligations may be subject to federal corporate and individual alternative minimum taxes. The municipal obligations market is volatile and may be significantly affected by tax, legislative or political changes. Some municipal obligations are insured and guarantee the timely payment of interest and repayment of principal.

Portfolio Turnover Risk: Portfolio securities are sold whenever the portfolio manager believes it appro-priate, regardless of how long the securities have been held. The Strategic Investment Fund’s investment program emphasizes active portfolio management with a sensitivity to short-term market trends and price changes in individual securities. Accordingly, the Strategic Investment Fund expects to take frequent trading positions, resulting in portfolio turnover that may exceed those of most mutual funds of comparable size. Portfolio turnover generally involves some expense to the Funds, including brokerage commissions, dealer markups and other transaction costs, and may result in the recognition of capital gains that may be distributed to shareholders. Generally, portfolio turnover over 100% is considered high and increases these costs.

Prepayment Risk: Prices and yields of mortgage-backed securities assume the securities will be redeemed at a given time. When interest rates decline, mortgage-backed securities experience higher prepayments because the underlying mortgages are repaid earlier than expected. A Fund’s portfolio manager may be forced to invest the proceeds from prepaid mortgage-backed securities at lower rates, which results in a lower return for the Fund. When interest rates increase, mortgage-backed securities experience lower prepayments because the underlying mortgages may be repaid later than expected.

20

GE Institutional Funds

International Equity Fund

Small-Cap Equity Fund

Strategic Investment Fund

Prospectus

This typically reduces the value of the underlying securities.

Repurchase and Reverse Repurchase Agreements Risk: A Fund entering into a repurchase agreement may suffer a loss if the other party to the transaction defaults on its obligations and could be delayed or prevented from exercising its rights to dispose of the underlying securities. The value of the underlying securities may decline while the Fund seeks to assert its rights. The Fund could incur additional expenses in asserting its rights or may lose all or part of the income from the agreement. A reverse repurchase agreement involves the risk that the market value of the securities retained by a Fund may decline below the price of the securities the Fund has previously sold but is later obligated to repurchase at a higher price under the agreement.

Restricted Securities Risk: Restricted securities (including Rule 144A securities) may be subject to legal restraints on resale and, therefore, are typically less liquid than other securities. The prices received from reselling restricted securities in privately negotiated transactions may be less than those originally paid by a Fund. Companies whose securities are restricted are not subject to the same investor protection requirements as publicly traded securities.

Stock Market Risk: Stock market risk is the risk that the value of equity securities may decline. Stock prices change daily, sometimes rapidly, in response to company activity and general economic and market conditions. Stock prices may decline in value even during periods when equity securities in general are rising, or may not perform as well as the market in general. Stock prices may also experience greater volatility during periods of challenging market conditions such as the one that the market is currently experiencing. Additional stock market risk may be introduced when a particular equity security is traded on a foreign market. For more detail on the related risks involved in foreign markets, see Foreign Exposure Risk, above.

Style Risk: Securities with different characteristics tend to shift in and out of favor depending upon market and economic conditions as well as investor sentiment. A Fund may underperform other funds that employ a different style. A Fund also may employ a combination of styles that impact its risk characteristics. Examples of different styles include growth and value investing, as well as those focusing on large, medium, or small company securities.

■ Growth Investing Risk: Growth stocks may be more volatile than other stocks because they are more sensitive to investor perceptions of the issuing company’s growth potential. Growth-oriented funds will typically underperform when value investing is in favor.

■ Value Investing Risk: Undervalued stocks may not realize their perceived value for extended periods of time or may never realize their perceived value. Value stocks may respond differently to market and other developments than other types of stocks. Value-oriented funds will typically underperform when growth investing is in favor.

■ Mid-Cap Company Risk: Investments in securities of mid-cap companies entail greater risks than investments in larger, more established companies. Mid-cap companies tend to have more narrow product lines, more limited financial resources and a more limited trading market for their stocks, as compared with larger companies. As a result, their stock prices may decline significantly as market conditions change.

■ Small-Cap Company Risk: Investing in securities of small-cap companies may involve greater risks than investing in larger, more established companies. Smaller companies may have limited product lines, markets or financial resources. Their securities may trade less frequently and in more limited volume than securities of larger, more established companies. In addition, smaller companies are typically subject to greater changes in earnings and business prospects than are larger companies. Consequently, the prices of small company stocks

21

tend to rise and fall in value more than other stocks. Although investing in small-cap companies offers potential for above-average returns, the companies may not succeed and their stock prices could decline significantly. Investments in small-cap companies may also be subject to valuation risk.

Valuation Risk: Portfolio securities may be valued using techniques other than market quotations, under the circumstances described under “Calculating Share Value.” The value established for a portfolio security may be different than what would be produced through the use of another methodology or if it had been priced using market quotations. Portfolio securities that are valued using techniques other than market quotations, including “fair valued” securities, may be subject to greater fluctuation in their value from one day to the next than would be the case if market quotations were used. In addition, there is no assurance that a Fund could sell a portfolio security for the value established for it at any time and it is possible that a Fund would incur a loss because a portfolio security is sold at a discount to its established value.

Other Risk Considerations

Institutional Investor Risk: Investors may be materially affected by the actions of other large institutional investors (including investors affiliated with GE Asset Management). For example, if a large institutional investor withdraws an investment in a Fund, the Fund could diminish in size by a substantial amount causing the remaining investors to experience higher pro rata operating expenses, resulting in lower returns for such investors. The purchase or withdrawal by a large investor may result in significant portfolio trading expenses that are borne by other shareholders.

Disclosure of Portfolio Holdings

GE Asset Management has adopted policies and procedures to protect a Fund’s portfolio information and to prevent the misuse of that information by a third party. GE Asset Management limits disclosure of portfolio information to situations it believes will not result in material harm or disadvantage to investors in the Funds. A description of the Funds’ policies and procedures relating to the disclosure of portfolio holdings is available in the Funds’ SAI.

22

GE Institutional Funds International Equity Fund Small-Cap Equity Fund Strategic Investment Fund Prospectus	About the Investment Adviser

Investment Adviser and Administrator

GE Asset Management Incorporated (GE Asset Management), located at 3001 Summer Street, P.O. Box 7900, Stamford, Connecticut 06904, is the investment adviser and administrator of each Fund. GE Asset Management is a wholly-owned subsidiary of General Electric Company (GE) and a registered investment adviser. As of December 31, 2007, GE Asset Management had approximately $189 billion of assets under management, of which more than $24.3 billion was invested in mutual funds.

For many years, GE’s tradition of ingenuity and customer focus has included financial services. In the late 1920s, through a desire to promote the financial well-being of its employees, GE began managing assets for its employee pension plan. By the mid-1930s, GE pioneered some of the nation’s earliest mutual funds, the Elfun Funds — to be followed years later by the GE Savings and Security Program Funds. The success of these funds spurred growth; eventually GE expanded its mutual fund offerings to include a wide variety of investment products called the GE Family of Funds, created specifically for the general public.

GE Asset Management bases its investment philosophy on two enduring principles. First, GE Asset Management believes that a disciplined, consistent approach to investing can add value to an investment portfolio over the long term. Its commitment to in-depth research, sound judgment and hard work provides investors with an opportunity to take advantage of attractive investments around the world. Second, GE Asset Management follows the same principles of integrity and quality that have guided GE over the past century and have made it the world-class company that it is today.

Each Fund pays GE Asset Management a combined fee for advisory and administrative services that is accrued daily and paid monthly. The advisory and administration fee for each Fund declines incrementally as Fund assets increase. This means that investors pay a reduced fee with respect to Fund assets over a certain level, or “breakpoint.” The advisory and administration fee or fees for each Fund, and the relevant breakpoints, are stated in the schedule opposite (fees are expressed as an annual rate) up to the maximum annual fee for investment management services.

For their services, GE Asset Management pays, out of the advisory fee that it receives, to Palisade Capital Management, L.L.C. (Palisade), as subadviser to the Small-Cap Equity Fund, monthly compensation in the form of an investment sub-advisory fee. The fee is paid by GE Asset Management monthly and is based upon the average daily net assets of the Small-Cap Equity Fund that Palisade manages.

Board of Trustees Approval of Investment Advisory Agreements

The Fund’s semi-annual report for the six-month period ended March 31, 2007, contains a discussion regarding the basis for the Funds’ Board of Trustees approval of all investment advisory contracts, including contracts with the sub-adviser.

Investment Management and Administration Fees:

Each Fund pays GE Asset Management an investment management fee. The fee is accrued daily and paid monthly at the following rates:

Name of Fund	Average Daily Net Assets of Fund	Annual Rate Percentage

International Equity Fund	First $25 million	0.75%

	Next $50 million	0.65%

	Over $75 million	0.55%

Small-Cap Equity Fund	First $25 million	0.70%

	Next $25 million	0.65%

	Over $50 million	0.60%

Strategic Investment Fund	First $25 million	0.45%

	Next $25 million	0.40%

	Over $50 million	0.35%

From time to time, GE Asset Management may waive or reimburse advisory or administrative fees paid by each Fund.

23

About the Fund’s Portfolio Managers

Each Fund is managed by either an individual portfolio manager who is primarily responsible for the day-to-day management of a Fund, or a team of portfolio managers, who are jointly and primarily responsible for the day-to-day management of a Fund. The portfolio managers of the Funds generally have final authority over all aspects of their portions of a Fund’s investment portfolio, including securities purchase and sale decisions, portfolio construction techniques and portfolio risk assessment. The following sets forth the roles of the primary portfolio managers of the specified Funds followed by biographical information for each portfolio manager.

Portfolio Management Teams

The International Equity Fund is managed by a team of portfolio managers that includes Brian Hopkinson, Ralph R. Layman, Paul Nestro, Jonathan L. Passmore, Michael J. Solecki and Makuto Sumino. As lead portfolio manager for the Fund, Mr. Layman oversees the entire team and assigns a portion of the Fund to each manager, including himself. Each portfolio manager is limited to the management of his or her portion of the Fund, the size of which portions Mr. Layman determines on an annual basis. The portfolio managers do not operate independently of each other, rather, the team operates collaboratively, communicating purchases or sales of securities on behalf of the Fund.

The Strategic Investment Fund is managed by a team of portfolio managers that includes Paul M. Colonna, Ralph R. Layman, Thomas R. Lincoln, Judith A. Studer and Diane M. Wehner. Ms. Studer is vested with oversight authority for determining asset allocations for the Fund. Each of the foregoing portfolio managers is responsible for managing one of four sub-portfolios: U.S. equity, U.S. mid-cap equity, international equity and fixed income. Mr. Lincoln manages the U.S. equity portion, Ms. Wehner manages the U.S. mid-cap equity portion, Mr. Layman manages the international equity portion and Mr. Colonna manages the fixed income portion, each with a team of managers and analysts. The sub-portfolios underlying this Fund are managed independently of each other and the portfolio managers have full discretion over their particular sub-portfolio; however, the portfolio management team is collaborative to ensure strict adherence to this Fund’s objective.

Portfolio Manager Biographies

The following sets forth biographical information for those individuals who are primarily responsible for managing the specified Fund’s investments. The portfolio managers may change from time to time. The Statement of Addi-tional Information (SAI) provides the following additional information about each portfolio manager: (i) portfolio manager’s compensation; (ii) other accounts managed by each portfolio manager; and (iii) each portfolio manager’s ownership of shares of the Fund he/she manages, if any.

Paul M. Colonna is a Director and Executive Vice President of GE Asset Management and President — Fixed Income at GE Asset Management. Since January 2005, he has been responsible for the fixed income portion of the Strategic Investment Fund. Mr. Colonna became President — Fixed Income in March 2007. Prior to joining GE Asset Management in February 2000, Mr. Colonna was a senior portfolio manager with the Federal Home Loan Mortgage Corporation, overseeing the Mortgage Investment Group.

Brian Hopkinson is a Senior Vice President of GE Asset Management. He has been a portfolio manager for the International Equity Fund since October 1996. Prior to joining GE Asset Management, Mr. Hopkinson worked for Fiduciary Trust International in both London and New York.

Ralph R. Layman is a Director and Executive Vice President of GE Asset Management and President — International Equities at GE Asset Management. He manages the overall international equity investments for GE

24

GE Institutional Funds

International Equity Fund

Small-Cap Equity Fund

Strategic Investment Fund

Prospectus

Asset Management. Mr. Layman has led the team of portfolio managers for the International Equity Fund since the Fund’s commencement and has been responsible for the international equity portion of the Strategic Investment Fund since September 1997. Mr. Layman joined GE Asset Management in 1991 as Senior Vice President for International Investments and became an Executive Vice President in 1992 and President — International Equities in March 2007.

Paul Nestro is a Vice President of GE Asset Management. He has been a member of the portfolio management team for the International Equity Fund since February 2007. Mr. Nestro joined GE Asset Management in 1993 as a performance and attribution analyst in domestic equities. He became a senior performance and attribution analyst in 1994 and since 1996 has been an analyst and portfolio manager in the international equities group.

Jonathan L. Passmore is a Senior Vice President of GE Asset Management. He has served as a portfolio manager of the International Equity Fund since January 2002. Prior to joining GE Asset Management in January 2001, he was with Merrill Lynch for six years, most recently as Director, International Equity.

Michael J. Solecki is a Senior Vice President of GE Asset Management. He has served as a portfolio manager of the International Equity Fund since September 1997. He joined GE Asset Management in 1990 as an International Equity Analyst. He became a Vice President for International Equity Portfolios in 1996 and Senior Vice President in 2000.

Judith A. Studer is a Director and Executive Vice President of GE Asset Management and President — U.S. Equities at GE Asset Management. She is vested with oversight authority for determining asset allocations for the Strategic Investment Fund since July 2004. Ms. Studer joined GE Asset Management in August 1984. She became Senior Vice President — International Equities in 1995, Senior Vice President – U.S. Equities in 1991 and Executive Vice President — Investment Strategies in July 2006 and President — U.S. Equities in June 2007.

Makuto Sumino is a Senior Vice President of GE Asset Management. He has been a member of the portfolio management team for the International Equity Fund since February 2007. Mr. Sumino joined GE Asset Management in September 1996 as a security analyst and portfolio manager. He became Deputy Director of the International Equity Research Team in January 2001 and Director in April 2005.

Diane M. Wehner is a Vice President of GE Asset Management. She has been a portfolio manager of the Strategic Investment Fund since January 2006. Before joining GE Asset Management, Ms. Wehner was a Vice President and Senior Portfolio Manager from January 1997 to June 2001, and associate portfolio manager from May 1995 to January 1997, with Benefit Capital Management Corporation. Ms. Wehner has served as an analyst/portfolio manager in the investment management industry since 1985.

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About the Sub-Adviser

GE Asset Management seeks to make the best managers available to Fund shareholders, whether that means accessing GE Asset Management’s wealth of internal talent or using external talent (sub-advisers). When GE Asset Management feels the need to access specialists outside, it investigates and engages sub-advisers with strong performance records and styles that match the investment objectives of the Funds. GE Asset Management is proud to engage the following sub-adviser to conduct the investment programs for the following Fund.

Small-Cap Equity Fund

Palisade Capital Management, L.L.C. (Palisade)

One Bridge Plaza

Fort Lee, NJ 07024

Palisade has a history of managing small-cap equity portfolios and for several years has provided pension fund services to GE. The company has managed various institutional and private accounts with total assets in excess of $2.5 billion as of December 31, 2007. Palisade translates its experience from various institutional and private accounts to mutual fund portfolios it sub-advises for GE Asset Management. Palisade has managed the Small-Cap Equity Fund since inception.

Small-Cap Equity Fund is managed by Jack Feiler, Jeffrey Schwartz and Dennison T. “Dan” Veru, members of Palisade’s Investment Policy Committee. Prior to 2005, the Fund was managed by the entire Investment Policy Committee. Mr. Feiler, Mr. Schwartz and Mr. Veru are jointly and primarily responsible for the strategy of the Fund and the day-to-day management of the Fund is executed by Mr. Schwartz.

Jack Feiler, President and Chief Investment Officer, has more than 35 years of investment experience and has served as the principal small-cap portfolio manager at Palisade since the commencement of Palisade’s operations in April 1995. He has served as a portfolio manager of the Small-Cap Equity Fund since its inception. Prior to joining Palisade, Mr. Feiler was a Senior Vice President-Investments at Smith Barney from 1990 to 1995.

Jeffrey Schwartz, CFA, Senior Portfolio Manager, joined Palisade in October 2004. Prior to joining Palisade, Mr. Schwartz was Vice President and Senior Portfolio Manager of Safeco Asset Management from September 2003 to September 2004. From June 2001 to August 2003, Mr. Schwartz founded Nantucket Investment Research in Farmington Hills, MI, conducted independent investment research and was a private investor. From June 1992 until May 2001, Mr. Schwartz was at Munder Capital Management, most recently as a Senior Portfolio Manager and Principal.

Dennison T. (“Dan”) Veru is an Executive Vice-President and Co-Chief Investment Officer of Palisade. Since joining Palisade in March 2000, Mr. Veru has been a member of the Investment Policy Committee. Mr. Veru became a principal of Palisade in July 2004. Since joining Palisade in March 2000, Mr. Veru has been a member of the Investment Policy Committee. Prior to

26

GE Institutional Funds

International Equity Fund

Small-Cap Equity Fund

Strategic Investment Fund

Prospectus

joining Palisade, he was President and Director of Research of Awad Asset Management, a division of Raymond James & Associates. Mr. Veru has been a frequent guest on CNBC, CNN and Bloomberg television. Prior to Awad, Mr. Veru worked with the Palisade team from 1984 through 1992. Mr. Veru graduated from Franklin & Marshall College.

27

How to Invest

Each Fund offers two classes of shares — Service Class and Investment Class. The GE Savings and Security Program (S&SP) invests in Investment Class shares of the International Equity Fund, Small-Cap Equity Fund and Strategic Investment Fund. The S&SP purchases and redeems Investment Class shares of each Fund for its respective investment options at net asset value without sales or redemption charges.

Plan participants should consult the Summary Plan Description and other materials describing S&SP for information about how to invest in the S&SP’s International Equity, Small-Cap Equity and Strategic Investment Fund investment options.

Disruptive Trading Policy

The GE Institutional Funds are meant for long-term investing. They are not meant for “market timing” or other types of frequent or short-term trading (“disruptive trading”). Disruptive trading can adversely affect GE Institutional Fund performance and the interests of long-term investors by, among other things, interfering with the efficient management of the GE Institutional Fund’s investment portfolio. Accordingly, the GE Institutional Funds have adopted, and the Board has approved, policies and procedures reasonably designed to monitor GE Institutional Fund trading activity with respect to both direct and omnibus accounts and, where disruptive trading is detected, to take action to stop such activity. The GE Institutional Funds reserve the right to amend these policies and procedures at any time without prior notice to investors or Authorized Firms (as defined later in this Prospectus).

GE S&SP Participants

Participants in the S&SP that exchange out of any Fund (namely the International Equity Fund, Small-Cap Equity Fund and Strategic Investment Fund) will be restricted from further exchanging back into that same Fund for a period of 60-days. This restriction does not affect the participant’s ability to exchange into any other investment option available through the S&SP that has not been restricted, and does not affect the participant’s ability to continue contributions into the participant’s defined contribution plan (including that same Fund).

This restriction also does not apply to certain withdrawals (such as distributions, hardship withdrawals and plan loans), systematic rebalancing or loan repayments. Plan participants should consult the Summary Plan Description and other materials describing the S&SP for more information on this policy.

Reservation of Rights to Reject Purchase or Exchange Orders

The GE Institutional Funds reserve the right to reject any purchase or exchange order at any time for any reason without prior notice to the investor or Authorized Firm.

Limitations on Ability to Prevent Disruptive Trading

Despite the efforts of the GE Institutional Funds and the Distributor to protect the GE Institutional Funds from harm caused by disruptive trading, there is no guarantee that the GE Institutional Fund’s disruptive trading policies and procedures will be effective.

The GE Institutional Funds are offered through an authorized broker-dealer, investment adviser, financial adviser, retirement plan administrator, insurance company, or other financial

28

GE Institutional Funds

International Equity Fund

Small-Cap Equity Fund

Strategic Investment Fund

Prospectus

intermediary (Authorized Firms) that may establish an “omnibus” account with the GE Institutional Funds. Because the GE Institutional Funds may not receive information on the trading activity of the underlying individual investors, it may be difficult or impossible for the GE Institutional Funds to detect or stop disruptive trading in omnibus accounts. The difficulty may be even greater if there are multiple tiers of Authorized Firms or if omnibus accounts are used to hide disruptive trading within the trading activity of a large number of underlying investors.

Even if Authorized Firms have their own disruptive trading policies and procedures or cooperate in enforcing the GE Institutional Funds’ policies and procedures to the extent feasible, there is no guarantee that they will be effective and they may differ materially from those applied by the GE Institutional Funds to direct accounts. In addition, investors that purposely engage in disruptive trading may employ strategies to avoid detection. Consequently, the GE Institutional Funds may not be able to detect or stop disruptive trading until harm to the GE Institutional Funds has already occurred.

Risks of Disruptive Trading

Disruptive trading, especially involving large dollar amounts, may adversely affect GE Institutional Fund perform ance and the interests of long-term investors by interfering with efficient portfolio management and the implementation of long-term investment strategies. In particular, disruptive trading may:

■ require a GE Institutional Fund to keep more assets in money market instruments or other liquid holdings than it would otherwise consider appropriate, causing the GE Institutional Fund to miss out on gains in a rising market;

■ require a GE Institutional Fund to sell some of its investments sooner than it would otherwise consider appropriate in order to honor redemptions; and

■ increase brokerage commissions and other portfolio transaction expenses by causing the GE Institutional Fund to buy and sell securities more frequently as assets move in and out.

GE Institutional Funds that invest in foreign securities may be particularly susceptible to disruptive trading because of investors attempting to engage in “time-zone arbitrage,” a trading strategy that exploits the fact that the closing prices of foreign securities owned by the GE Institutional Fund are established some time before the GE Institutional Fund calculates its own share price (which typically occurs at 4:00 p.m. Eastern Time). GE Institutional Funds that invest significantly in high-yield bonds or small-cap equity securities may be particularly susceptible to disruptive trading because of investors attempting to engage in “liquidity arbitrage,” a trading strategy that exploits knowledge of the value of securities and the fact that they are often infrequently traded. Such disruptive trading strategies may interfere with the efficient management of a GE Institutional Fund’s portfolio to an even greater degree than other types of disruptive trading and may dilute the value of GE Institutional Fund shares held by other investors.

Redemption Fees

A 2% redemption fee is charged on redemptions of shares of the International Equity Fund that are redeemed (either by selling the shares or exchanging into any other Fund) within 90 days of purchase (either by buying the shares or exchanging into the International Equity Fund), subject to certain exceptions. Shares of the International Equity Fund held for more than 90 days are not subject to the 2% redemption fee. This fee is paid to the International Equity Fund, not GE Asset Management or the Distributor, and is designed to offset brokerage commissions, market impact, and other costs associated with short-term trading. Shares held the longest will always be redeemed first. If a shareholder transfers shares to a different account registration or converts them to a different share class, the shares will retain their

29

original purchase date for purposes of assessing the redemption fee.

The redemption fee does not apply to shares: (1) acquired through dividends or capital gains investments; (2) purchases through a defined contribution retirement plan (including the S&SP); (3) redeemed because of death or disability, as defined in the Code; (4) that are mandatory retirement distributions of IRA accounts that represent the minimum required distribution from an IRA; and (5) that are redemptions effected through a Systematic Withdrawal Plan. These exceptions apply to shares purchased or redeemed either directly with the Fund or its transfer agent or indirectly through an Authorized Firm.

The 2% redemption fee will also be imposed by Authorized Firms on transactions in shares held in certain omnibus accounts that are not exempt as described above.

Other Compensation Arrangements

GE Asset Management and its affiliates may, at their expense and out of their own legitimate profits or other resources, pay additional compensation to Authorized Firms. Firms that receive these payments may be affiliated with GE Asset Management.

Payments may relate to selling and/or servicing activities, such as: access to an intermediary’s customers or networks; recordkeeping services; aggregating, netting and transmission of orders; generation of sales and other informational materials; individual or broad-based marketing and sales activities; wholesale activity; conferences; retention of assets; new sales of Fund shares, and a wide range of other activities.

Compensation amounts generally vary, and can include various initial and on-going payments. Additional compensation may also be paid to broker-dealers who offer certain Funds as part of a special preferred-list or other preferred treatment program.

GE Asset Management does not direct the Funds’ portfolio securities transactions, or otherwise compensate broker-dealers in connection with any Fund’s portfolio transactions in consideration of sales of Fund shares.

GE Asset Management and its affiliates also may pay financial consultants for products and/or services such as: (i) performance analytical software, (ii) attendance at, or sponsorship of, professional conferences, (iii) product evaluations and other types of investment consulting and (iv) asset/liability studies and other types of retirement plan consulting. GE Asset Management and its affiliates may also provide non-cash compensation to financial consultants, including occasional gifts, meals, or other entertainment. These activities may create, or could be viewed as creating, an incentive for such consultants or their employees or associated persons to recommend or sell shares of the Funds to their client investors.

Authorized Firms and consultants that receive these various types of payments (including those affiliated with GE Asset Management) may have a conflict of interest in recommending or selling the Funds rather than other mutual funds to their client investors, particularly if these payments exceed the amounts paid by other mutual funds.

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GE Institutional Funds International Equity Fund Small-Cap Equity Fund Strategic Investment Fund Prospectus	Dividends, Capital Gains and Other Tax Information

Dividend and Capital Gains Distributions

Each Fund typically pays dividends from net investment income and distributions from net capital gains once each year. Dividends and capital gain distributions made by each Fund to the S&SP will be automatically reinvested in Investment Class shares of each respective Fund at each respective Fund’s net asset value. There are no fees or charges to reinvest dividends or distributions.

Each Fund is subject to a 4% excise tax on undistributed net investment income and net capital gains. To avoid this tax, each Fund may pay dividends from net investment income and distribute net capital gains more frequently.

Taxes

For federal income tax purposes, each Fund is treated as a separate entity from other funds of GE Institutional Funds. Each Fund intends to qualify each year as a “regulated investment company” under the Internal Revenue Code. By so qualifying, each Fund is not subject to federal income taxes to the extent that its net investment income and net realized capital gains are distributed to the S&SP and other shareholders.

Since the S&SP holds shares of each Fund on behalf of Plan participants, no discussion is included herein as to the federal income tax consequences to the Plan or Plan participants. For information concerning the federal tax consequences to Plan participants, consult the Summary Plan Description and other materials describing S&SP tax matters.

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Calculating Share Value

Fund shares are sold and redeemed at net asset value (NAV). The NAV of each share is calculated as of the close of regular trading on the New York Stock Exchange (NYSE), normally 4:00 p.m. Eastern time, each day the NYSE is open for trading, but may also incorporate certain prices or values for securities as of a later time. The NYSE is closed on certain holidays listed in the SAI. The value of the portfolio securities held by each Fund may change on days when shareholders will not be able to purchase or redeem the Fund’s shares.

The NAV per Investment Class share of each Fund is determined by adding the value of each Fund’s investments, cash, and other assets attributable to that class, subtracting its liabilities, and then dividing the result by the number of that class’ outstanding shares.

A Fund’s portfolio securities are valued generally on the basis of market quotations. Equity securities generally are valued at the last reported sales price on the primary market in which they are traded. Portfolio securities listed on NASDAQ are valued using the NASDAQ Official Closing Price, which may not necessarily represent the last sale price. If no sales occurred on the exchange or NASDAQ that day, the portfolio security generally is valued using the last reported bid price.

Debt securities (other than short-term securities described below) generally are valued at an evaluated bid as reported by an independent pricing service. Values obtained from pricing services are based on various factors such as market transactions, dealer supplied valuations, security characteristics and other market data. In the absence of a reliable price from such a pricing service, debt securities may be valued based on dealer supplied valuations or quotations. Municipal obligations are valued at the mean between the quoted bid prices and quoted asked prices. A Fund’s written or purchased options are valued at the last sales price or, if no sales occurred that day, at the last reported bid price.

Short-term securities held by a Fund with remaining maturities of sixty days or less at the time of purchase are valued on the basis of amortized cost.

All assets and liabilities of the Funds expressed in foreign currency values will be converted into U.S. dollars at the WM exchange rate computed at 11:00 a.m. Eastern time.

If prices are not readily available for a portfolio security, or if it is believed that a price for a portfolio security does not represent its fair value, the security may be valued using procedures approved by the Funds’ Board of Trustees that are designed to establish its “fair” value. Those procedures require that the fair value of a security be established by the fair valuation committee. The fair valuation committee follows different protocols for different types of investments and circumstances. The fair value procedures may be used to value any investment of any Fund in the appropriate circumstances. Examples of the types of securities that may be fair valued include: thinly traded or illiquid investments, high-yield securities or foreign securities. Investments that are fair valued are subject to valuation risk.

Foreign securities may be valued with the assistance of an independent fair value pricing service in circumstances where it is believed that they have been or would be materially affected by events occurring after the close of the portfolio security’s primary market and before the close of regular trading on the NYSE. This independent fair value pricing service uses a computerized system to appraise affected securities and portfolios taking into consideration various factors and the fair value of such securities may be something other than the last available quotation or other market price.

GE Asset Management may also separately monitor portfolio securities and, consistent with the Funds’ fair value procedures, apply a different value to a portfolio security than would be applied had it been priced

32

GE Institutional Funds

International Equity Fund

Small-Cap Equity Fund

Strategic Investment Fund

Prospectus

using market quotations or by an independent fair value pricing service.

Determining the fair value of securities involves the application of both subjective and objective considerations. Security values may differ depending on the methodology used to determine their values, and may differ from the last quoted sale or closing price. No assurance can be given that use of these valuation procedures will always better represent the price at which a Fund could sell the affected portfolio security.

Portfolio securities that are valued using techniques other than market quotations are subject to valuation risk.

33

Financial Highlights

The financial highlights tables that follow are intended to help you understand each Fund’s Investment Class shares financial performance for the fiscal years ended September 30, unless otherwise noted. Certain information reflects financial results for a single Fund share.

The total returns in the table represent the rate that an investor would have earned or lost on an investment in a Fund (assuming reinvestment of all dividends and distributions). Fiscal year end information has been derived from the Funds’ financial statements which, for each period subsequent to September 30, 2003 were audited by KPMG LLP, registered independent public accountants and for the years or periods prior to October 1, 2003, were audited by another registered independent public accounting firm. KMPG’s report, along with the Funds’ financial statements, is included in the Funds’ Annual Report, which is available upon request.

34

GE Institutional Funds

International Equity Fund

Small-Cap Equity Fund

Strategic Investment Fund

Prospectus

Years ended September 30	2007	2006	2005	2004	2003
Inception date	—	—	—	—	11/25/97
Net asset value, beginning of period	$15.11	$12.72	$10.22	$8.52	$6.93
Income (loss) from investment operations:
Net investment income	0.30	0.24	0.19	0.15	0.14	(b)
Net realized and unrealized gains (losses) on investments	4.92	2.33	2.47	1.67	1.57
Total income (loss) from investments operations	5.22	2.57	2.66	1.82	1.71
Less distributions from:
Net investment income	0.24	0.18	0.16	0.12	0.12
Net realized gains	0.13	—	—	—	—
Total distributions	0.37	0.18	0.16	0.12	0.12

Net asset value, end of period	$19.96	$15.11	$12.72	$10.22	$8.52

Total Return (a)	35.09%	20.39%	26.26%	21.53%	25.04%
Ratios/Supplemental Data:
Net assets, end of period (in thousands)	$2,375,946	$1,377,877	$738,984	$511,858	$349,983
Ratios to Average Net Assets:
Net investment income	2.00%	2.04%	1.85%	1.73%	1.82%
Expenses	0.56%	0.56%	0.57%	0.57%	0.59%
Portfolio turnover rate	32%	26%	52%	32%	42%

Years ended September 30	2007	2006	2005	2004	2003
Inception date	—	—	—	—	8/3/98
Net asset value, beginning of period	$15.41	$14.71	$12.87	$10.99	$10.14
Income (loss) from investment operations:
Net investment income	0.10	0.07	0.11	0.03	0.05	(b)
Net realized and unrealized gains (losses) on investments	2.18	0.96	2.54	1.94	0.98
Total income (loss) from investment operations	2.28	1.03	2.65	1.97	1.03
Less distributions from:
Net investment income	0.08	0.06	0.09	0.03	0.03
Net realized gains	1.10	0.27	0.72	0.06	0.15
Total distributions	1.18	0.33	0.81	0.09	0.18

Net asset value, end of period	$16.51	$15.41	$14.71	$12.87	$10.99

Total Return (a)	15.43%	7.13%	21.11%	17.97%	10.37%
Ratios/Supplemental Data:
Net assets, end of period (in thousands)	$806,577	$632,992	$368,178	$206,327	$98,463
Ratios to Average Net Assets:
Net investment income	0.64%	0.53%	0.79%	0.32%	0.50%
Expenses	0.61%	0.61%	0.61%	0.62%	0.66%
Portfolio turnover rate	51%	47%	33%	107%	111%

See Notes to Financial Highlights

35

Years ended September 30	2007	2006	2005	2004	2003
Inception date	—	—	—	—	10/29/99
Net asset value, beginning of period	$11.77	$11.14	$10.46	$9.78	$8.50
Income (loss) from investment operations:
Net investment income	0.27	0.22	0.19	0.13	0.16	(b)
Net realized and unrealized gains (losses) on investments	1.93	0.90	0.78	0.66	1.29
Total income (loss) from investment operations	2.20	1.12	0.97	0.79	1.45
Less distributions from:
Net investment income	0.24	0.19	0.15	0.11	0.17
Net realized gains	0.28	0.30	0.14	—	—
Total distributions	0.52	0.49	0.29	0.11	0.17

Net asset value, end of period	$13.45	$11.77	$11.14	$10.46	$9.78

Total Return (a)	19.24%	10.38%	9.33%	8.12%	17.30%
Ratios/Supplemental Data:
Net Assets, end of period (in thousands)	$547,835	$349,564	$172,146	$112,960	$64,263
Ratios to Average Net Assets:
Net investment income	2.43%	2.33%	2.03%	1.57%	1.70%
Expenses	0.36%	0.37%	0.38%	0.39%	0.43%
Portfolio turnover rate	158%	143%	131%	158%	145%

(a)	Total returns are historical and assume changes in share price and reinvestment of dividends and capital gains. Periods less than one year are not annualized.
(b)	Net investment income per share is based on average shares outstanding during the period.

GE Institutional Funds

Prospectus

If you wish to know more

You will find additional information about the GE Institutional Funds in the following documents:

Annual/Semi-Annual Reports to Shareholders: These reports detail the Funds’ actual investments as of the report date. Reports include performance numbers and a discussion of market conditions and investment strategies that significantly affected Fund performance during the Funds’ last fiscal year.

Statement of Additional Information (SAI): The SAI contains additional information about the Funds and their investment strategies and policies and is incorporated by reference (legally considered part of the prospectus). The SAI is on file with the Securities and Exchange Commission (SEC).

You may visit the Funds’ Internet Website (http://www.geam.com) or the SEC’s Internet Website (http://www.sec.gov) to view the Annual/Semi-Annual Reports, the SAI and other information about the GE Institutional Funds. Also, you can obtain copies of this information, after paying a duplication fee, by sending your request electronically to the following e-mail address: publicinfo@sec.gov, or in writing to the SEC’s Public Reference Section, Washington, D.C. 20549-0102. You may review and copy information about the Funds, including the SAI, at the SEC’s Public Reference Room in Washington, D.C. To find out more about the Public Reference Room, call the SEC at 1-202-942-8090.

GE Institutional Funds

You may obtain a free copy of the SAI or the Funds’ annual/semi-annual report and make shareholder inquiries by contacting:

GE Investment Distributors, Inc.

P.O. Box 7900

3001 Summer Street

Stamford, CT 06904

Telephone 1-800-493-3042

Website http://www.geam.com

Investment Adviser	GE Asset Management Incorporated P.O. Box 7900 3001 Summer Street Stamford, CT 06904

Transfer Agent	PFPC Inc. 101 Sabin Street Pawtucket, RI 02860

Custodian	State Street Bank and Trust Company One Lincoln Street Boston, MA 02111

Distributor	GE Investment Distributors, Inc. Member FINRA/SIPC

Investment Company Act file number: 811-08257

GEF-INSTALONEPRO-1 (01/08)

STATEMENT OF ADDITIONAL INFORMATION

January 29, 2008

GE INSTITUTIONAL FUNDS

3001 Summer Street, Stamford, Connecticut 06905

For information, call (800) 242-0134

* U.S. Equity Fund	* Income Fund
* S&P 500 Index Fund	* Strategic Investment Fund
* Core Value Equity Fund (formerly Value Equity Fund)	* Money Market Fund
* Small-Cap Equity Fund	* High Yield Fund
* International Equity Fund	* Small-Cap Growth Equity Fund
* Premier Growth Equity Fund

This Statement of Additional Information (“SAI”) supplements the information contained in the current Prospectuses of GE Institutional Funds (the “Trust”) dated January 29, 2008 (the “Prospectuses”), and should be read in conjunction with the relevant Prospectus. This SAI, although not a prospectus, is incorporated in its entirety by reference into the Prospectuses. Copies of the Prospectuses describing each series of the Trust listed above (“Funds”) may be obtained without charge by calling the Trust at the telephone number listed above.

The Trust’s financial statements for the fiscal year ended September 30, 2007, and the Auditor’s Reports thereon, are incorporated herein by reference to the Trust’s Annual Report dated September 30, 2007. The Annual Report may be obtained without charge by calling the Trust at the telephone number listed above.

Information regarding the status of shareholder accounts may be obtained by calling the Trust at the telephone number listed above or by writing to the Trust at P.O. Box 120031, Stamford, CT 06905-4331. If you have invested through an Authorized Firm, you should call that firm for information on the status of your account. Terms that are defined in the Prospectuses shall have the same meanings in this SAI.

INVESTMENT STRATEGIES AND RISKS AND PORTFOLIO HOLDINGS

The Prospectuses discuss the investment objectives and principal investment strategies and risks of the following diversified open-end funds: the U.S. Equity Fund, the S&P 500 Index Fund1 , the Core Value Equity Fund, the Small-Cap Equity Fund, the International Equity Fund (the “International Fund”), the Premier Growth Equity Fund (the “Premier Fund”), the Income Fund, the Strategic Investment Fund, and the Money Market Fund. The High Yield Fund and the Small-Cap Growth Equity Fund (the “Small-Cap Growth Fund”), each an additional series of the Trust, are not currently being offered by the Trust.

The principal investment objective or objectives of a Fund are fundamental and cannot be changed without the approval of a majority of the outstanding voting shares of beneficial interest of that Fund. Certain investment restrictions also are fundamental and cannot be changed without shareholder approval. In contrast, certain other investment restrictions, as well as the investment policies, of each Fund are not fundamental and may be changed by the Trust’s Board of Trustees (the “Board”) without shareholder approval.

[1]

The S&P 500 Index Fund is not sponsored, endorsed, sold or promoted by Standard & Poor’s, a division of The McGraw-Hill Companies, Inc. (“S&P”). S&P makes no representation or warranty, express or implied, to the investors of the Fund or any member of the public regarding the advisability of investing in securities generally or in this Fund particularly or the ability of the S&P 500 Index to track general stock market performance. S&P’s only relationship to the Fund is the licensing of certain trademarks and trade names of S&P and of the S&P 500 Index which is determined, composed and calculated by S&P without regard to the Fund. S&P has no obligation to take the needs of the Fund or the investors in the Fund into consideration in determining, composing or calculating the S&P 500 Index. S&P is not responsible for and has not participated in the determination of the prices or composition of the S&P 500 Index Fund or the timing of the issuance or sale of the shares of that Fund. S&P has no obligation or liability in connection with the administration, marketing or trading of the Fund.

S&P DOES NOT GUARANTEE THE ACCURACY AND/OR THE COMPLETENESS OF THE S&P 500 INDEX OR ANY DATA INCLUDED THEREIN AND S&P SHALL HAVE NO LIABILITY FOR ANY ERRORS, OMISSIONS, OR INTERRUPTIONS THEREIN. S&P MAKES NO WARRANTY, EXPRESS OR IMPLIED, AS TO THE RESULTS TO BE OBTAINED BY THE FUND, INVESTORS IN THE FUND, OR ANY OTHER PERSON OR ENTITY FROM THE USE OF THE S&P 500 INDEX OR ANY DATA INCLUDED THEREIN. S&P MAKES NO EXPRESS OR IMPLIED WARRANTIES, AND EXPRESSLY DISCLAIMS ALL WARRANTIES OF MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE OR USE WITH RESPECT TO THE S&P 500 INDEX OR ANY DATA INCLUDED THEREIN. WITHOUT LIMITING ANY OF THE FOREGOING, IN NO EVENT SHALL S&P HAVE ANY LIABILITY FOR ANY SPECIAL, PUNITIVE, INDIRECT OR CONSEQUENTIAL DAMAGES (INCLUDING LOST PROFITS), EVEN IF NOTIFIED OF THE POSSIBILITY OF SUCH DAMAGES.

There can be no assurance that any of the Funds will achieve its investment objective or objectives. Investors should not consider any one Fund alone to be a complete investment program. All of the Funds are subject to the risk of changing economic conditions, as well as the risk inherent in the ability of the portfolio manager to make changes in the composition of the Fund in anticipation of changes in economic, business, and financial conditions. As with any security, a risk of loss is inherent in an investment in the shares of any of the Funds. The different types of securities, investments, and investment practices used by each Fund all have attendant risks of varying degrees. For example, with respect to equity securities, there can be no assurance of capital appreciation and there is a substantial risk of decline. With respect to debt securities, there exists the risk that the issuer of a security may not be able to meet its obligations on interest or principal payments at the time required by the instrument. In addition, the value of debt instruments generally rises and falls inversely with prevailing current interest rates. As described below, an investment in certain of the Funds entails special additional risks as a result of their ability to invest a substantial portion of their assets in either foreign securities or real estate securities.

U.S. Equity Fund

The investment objective of the U.S. Equity Fund is long-term growth of capital. The Fund seeks to achieve this objective by investing, under normal circumstances, at least 80% of its net assets plus borrowings for investment purposes in equity securities of issuers that are tied economically to the U.S., measured at the time of investment.

S&P 500 Index Fund

The investment objective of the S&P 500 Index Fund is growth of capital and accumulation of income that corresponds to the investment return of the Standard and Poor’s 500 Composite Stock Index (the “S&P 500 Index”). The Fund seeks to achieve this objective by investing, under normal circumstances, at least 80% of its net assets plus borrowings for investment purposes in securities of companies contained in the S&P 500 Index, measured at the time of investment.

Core Value Equity Fund

The investment objective of the Core Value Equity Fund is long-term growth of capital and future income. The Fund seeks to achieve this objective by investing, under normal circumstances, at least 80% of its net assets plus borrowings for investment purposes in equity securities, measured at the time of investment. The Fund invests primarily in U.S. companies that the portfolio manager considers to be undervalued by the market. Undervalued securities are those securities deemed to have low valuations given the fundamental characteristics of their issuers.

Small-Cap Equity Fund

The investment objective of the Small-Cap Equity Fund is long-term growth of capital. The Fund seeks to achieve this investment objective by investing, under normal circumstances, at least 80% of its net assets plus borrowings for investment purposes in equity securities of small-capitalization companies, measured at the time of investment. The Fund is managed with a disciplined adherence to valuation. The portfolio managers believe this orientation will typically produce a portfolio that favors neither value nor growth style investing, and allows the Fund to benefit from both value and growth cycles in the marketplace. The Fund invests primarily in small-cap companies that the portfolio manager believes are undervalued by the market but have solid growth prospects. The Fund defines a small-cap company as one with a market capitalization within the capitalization range of the Russell 2000R Index.

International Fund

The investment objective of the International Fund is long-term growth of capital. The Fund seeks to achieve this objective by investing, under normal circumstances, at least 80% of its net assets plus borrowings for investment purposes in equity securities, measured at the time of investment. The Fund invests primarily in companies in developed and developing countries outside the United States. The Fund intends to position itself broadly among countries and, under normal circumstances, at least 65% of the Fund’s assets will be invested in securities of issuers collectively in no fewer than three different countries other than the United States. The International Fund, under normal circumstances, invests at least 65% of its assets in common stocks, preferred stocks, convertible debentures, convertible notes, convertible preferred stocks and warrants or rights issued by companies believed by the portfolio manager to have a potential for superior growth in sales and earnings.

Premier Fund

The investment objective of the Premier Fund is long-term growth of capital and future income. The Fund seeks to achieve this objective by investing, under normal circumstances, at least 80% of its net assets plus borrowings for investment purposes in equity securities, measured at the time of investment. The Fund may invest in large and medium-sized companies that have above-average growth histories and/or growth potential.

Income Fund

The investment objective of the Income Fund is maximum income consistent with prudent investment management and the preservation of capital. Capital appreciation with respect to the Fund’s portfolio securities may occur but is not an objective of the Fund. The Fund seeks to achieve this objective by investing, under normal circumstances, at least 80% of its net assets plus borrowings for investment purposes in a variety of fixed-income securities, such as mortgage-backed securities, corporate bonds, U.S. Government Securities and money market instruments. This percentage limitation is measured at the time of investment. The Fund normally has a weighted average maturity of approximately five to ten years.

Strategic Investment Fund

The investment objective of the Strategic Investment Fund is to seek maximum total return. The Fund seeks to achieve this objective by investing primarily in a combination of equity securities and investment-grade debt securities. The Fund’s asset allocation process utilizes information from GE Asset Management’s (“GEAM”) Asset Allocation Committee to diversify holdings across asset classes.

GEAM has broad latitude in selecting the classes of investments to which the Strategic Investment Fund’s assets are committed. Although the Fund has the authority to invest solely in equity securities, solely in debt securities, solely in money market instruments or in any combination of these classes of investments, GEAM anticipates that at most times the Fund will be invested in a combination of equity and debt instruments.

Money Market Fund

The investment objective of the Money Market Fund is a high level of current income consistent with the preservation of capital and the maintenance of liquidity. The Fund seeks to achieve this objective by investing, under normal circumstances, at least 80% of its net assets plus borrowings for investment purposes in the following types of U.S. dollar denominated, short-term money market instruments: (i) securities issued or guaranteed by the U.S. Government or one of its agencies or instrumentalities (“Government Securities”); (ii) debt obligations of banks, savings and loan institutions, insurance companies and mortgage bankers; (iii) commercial paper and notes, including those with floating or variable rates of interest; (iv) debt obligations of foreign branches of U.S. banks, U.S. branches of foreign banks and foreign branches of foreign banks; (v) debt obligations issued or guaranteed by one or more foreign governments or any of their political subdivisions, agencies or instrumentalities, including obligations of supranational entities; (vi) debt securities issued by foreign issuers; and (vii) repurchase agreements. This percentage limitation is measured at the time of investment.

High Yield Fund

The investment objective of the High Yield Fund is to maximize total return, consistent with the preservation of capital and prudent investment management. The Fund seeks to achieve this objective by investing, under normal circumstances, at least 80% of its net assets plus borrowings for investment purposes in high yield securities (including bonds rated below investment grade, sometimes called “junk bonds”). This percentage limitation is measured at the time of investment.

Small-Cap Growth Equity Fund

The investment objective of the Small-Cap Growth Equity Fund is long-term growth of capital. The Fund seeks to achieve this objective by investing, under normal circumstances, at least 80% of its net assets plus borrowings for investment purposes in equity securities of small-capitalization companies, measured at the time of investment. The Fund may invest in companies that GEAM believes have the potential for above-average growth.

*         *         *

Supplemental information concerning certain of the securities and other instruments in which the Funds may invest, the investment policies and strategies that the Funds may utilize and certain risks attendant to those investments, policies and strategies is provided below. Unless otherwise indicated, all Funds are permitted to engage in the following investment strategies and techniques. The Funds are not obligated to pursue the following strategies or techniques and do not represent that these strategies or techniques are available now or will be available at any time in the future. A Fund will not purchase all of the following types of securities or employ all of the following strategies unless doing so is consistent with its investment objective.

The following table summarizes the investment techniques that may be employed by a Fund. Certain techniques and limitations may be changed at the discretion of GEAM and subject to approval by the Board. Percentage figures refer to the percentage of a Fund’s assets that may be invested in accordance with the indicated techniques.

	Borrowing	Repurchase Agreements	Reverse Repurchase Agreements	Restricted and Illiquid Investments	Structured and Indexed Securities	Purchasing and Writing Securities Options	Purchasing and Writing Securities Index Options
U.S. Equity Fund	331/3%	Yes	Yes	Yes	No	Yes	Yes
S&P 500 Index Fund	331/3%	Yes	Yes	Yes	No	Yes	Yes
Core Value Equity Fund	331/3%	Yes	Yes	Yes	No	Yes	Yes
Small-Cap Equity Fund	331/3%	Yes	Yes	Yes	No	Yes	Yes
International Fund	331/3%	Yes	Yes	Yes	No	Yes	Yes
Premier Fund	331/3%	Yes	Yes	Yes	No	Yes	Yes
Income Fund	331/3%	Yes	Yes	Yes	Yes	Yes	Yes
Strategic Investment Fund	331/3%	Yes	Yes	Yes	Yes	Yes	Yes
Money Market Fund	331/3%	Yes	Yes	No	No	No	No

	Futures Contracts and Options on Futures Contracts	Forward Currency Transactions	Options on Foreign Currencies	Maximum Investment in Debt Securities	Maximum Investment in Below- Investment Grade Debt Securities (High Yield Securities)	Maximum Investment in Foreign Securities		When-Issued and Delayed Delivery Securities
U.S. Equity Fund	Yes	Yes	Yes	20%	5%	15	%*	Yes
S&P 500 Index Fund	Yes	Yes	Yes	20%	5%	35	%*	Yes
Core Value Equity Fund	Yes	Yes	Yes	20%	5%	25	%*	Yes
Small-Cap Equity Fund	No	No	No	20%	10%	10	%*	Yes
International Fund	Yes	Yes	Yes	20%	5%	100%		Yes
Premier Fund	Yes	Yes	No	20%	5%	25	%*	Yes
Income Fund	Yes	Yes	Yes	100% (maximum of 25% in BBB by S&P or Baa by Moody’s or equivalent)	20% in BB or B by S&P or Ba or B by Moody's or below or of similar quality	35	%*	Yes
Strategic Investment Fund	Yes	Yes	Yes	100% (maximum of 25% in BBB by S&P or Baa by Moody’s or equivalent)	20% in BB or B by S&P or Ba or B by Moody's or below or of similar quality	30	%*	Yes
Money Market Fund	No	No	No	100%	None	25	%*	Yes

*	This limitation excludes ADRs, and securities of a foreign issuer with a class of securities registered with the Securities and Exchange Commission and listed on a U.S. national securities exchange.

	Lending Portfolio Securities	Rule 144A Securities	Debt Obligations of Supranational Agencies	Depositary Receipts	Securities of Other Investment Funds	Municipal Leases	Floating and Variable Rate Instruments	Participation Interests in Municipal Obligations
U.S. Equity Fund	Yes	Yes	Yes	Yes	Yes	No	No*	No
S&P 500 Index Fund	Yes	Yes	Yes	Yes	Yes	No	No*	No
Core Value Equity Fund	Yes	Yes	Yes	Yes	Yes	No	No*	No
Small-Cap Equity Fund	Yes	Yes	Yes	Yes	Yes	No	No*	No
International Fund	Yes	Yes	Yes	Yes	Yes	No	No*	No
Premier Fund	Yes	Yes	Yes	Yes	Yes	No	No*	No
Income Fund	Yes	Yes	Yes	Yes	Yes	No	Yes	No
Strategic Investment Fund	Yes	Yes	Yes	Yes	Yes	Yes	Yes	Yes
Money Market Fund	Yes	Yes	Yes	No	No	No	Yes	No

*	Excludes commercial paper and notes with variable and floating rates of interest.

	Zero Coupon Obligations	Municipal Obligations Components	Custodial Receipts on Municipal Obligations	Mortgage Related Securities, including CMOs	Government Stripped Mortgage Related Securities	Asset-Backed Securities and Receivable- Backed Securities	Mortgage Dollar Rolls	Short Sales Against the Box
U.S. Equity Fund	Yes	No	No	Yes	No	No	No	No
S&P 500 Index Fund	No	No	No	Yes	No	No	No	No
Core Value Equity Fund	No	No	No	Yes	No	No	No	Yes
Small-Cap Equity Fund	No	No	No	Yes	No	No	No	Yes
International Fund	No	No	No	Yes	No	No	No	Yes
Premier Fund	No	No	No	Yes	No	No	No	No
Income Fund	Yes	No	No	Yes	Yes	Yes	Yes	No
Strategic Investment Fund	Yes	Yes	Yes	Yes	Yes	Yes	Yes	No
Money Market Fund	No	No	No	Yes	No	Yes	No	No

Money Market Fund Investments. The Money Market Fund limits its portfolio investments to securities that the Board determines present minimal credit risk and that are “Eligible Securities” at the time of acquisition by the Fund. “Eligible Securities” means securities rated by the requisite nationally recognized statistical rating organizations (“NRSROs”) in one of the two highest short-term rating categories, consisting of issuers that have received these ratings with respect to other short-term debt securities and comparable unrated securities. “Requisite NRSROs” means (i) any two NRSROs that have issued ratings with respect to a security or class of debt obligations of an issuer or (ii) one NRSRO, if only one NRSRO has issued such a rating at the time that the Fund acquires the security. Currently, four organizations are NRSROs: S&P, Moody’s Investors Service, Inc. (“Moody’s”), Fitch Investors Service, Inc. and Dominion Bank Ratings Service Limited. A discussion of the ratings categories is contained in the appendix to this SAI. By limiting its investments to Eligible Securities, the Fund may not achieve as high a level of current income as a fund investing in lower-rated securities.

The Money Market Fund may not invest more than 5% of its total assets in the securities of any one issuer, except for Government Securities and except to the extent permitted under rules adopted by the Securities and Exchange Commission (“SEC”) under the Investment Company Act of 1940, as amended (“1940 Act”). In addition, the Fund may not invest more than 5% of its total assets in Eligible Securities that have not received the highest short-term rating for debt obligations and comparable unrated securities (collectively, “Second Tier Securities”), and may not invest more than the greater of $1,000,000 or 1% of its total assets in the Second Tier Securities of any one issuer. The Fund may invest more than 5% (but not more than 25%) of the then-current value of the Fund’s total assets in the securities of a single issuer for a period of up to three business days, so long as (i) the securities either are rated by the requisite NRSROs in the highest short-term rating category or are securities of issuers that have received such ratings with respect to other short-term debt securities or are comparable unrated securities and (ii) the Fund does not make more than one such investment at any one time. Determinations of comparable quality for purchases of unrated securities are made by GEAM in accordance with procedures established by the Board. The Fund invests only in instruments that have (or, pursuant to regulations adopted by the SEC, are deemed to have) remaining maturities of 13 months or less at the date of purchase (except securities subject to repurchase agreements), determined in accordance with a rule promulgated by the SEC. Up to 25% of the Fund’s total assets may be invested in foreign debt securities, excluding, for purposes of this limitation, ADRs, and securities of a foreign issuer with a class of securities registered with the SEC and listed on a U.S. national securities exchange. The Fund does not regard as a foreign security an Eligible Security issued by an issuer organized in the United States, even if affiliated with a foreign entity, or a dollar-denominated Eligible Security issued by a foreign bank with a branch in the United States. The Fund will maintain a dollar-weighted average portfolio maturity of 90 days or less. The assets of the Fund are valued on the basis of amortized cost, as described below under “Net Asset Value.” The Fund also may hold liquid Rule 144A securities (see “Restricted and Other Illiquid Investments”).

Money Market Instruments. The types of money market instruments in which each Fund may invest directly or indirectly (except for the Money Market Fund) through its investment in the GEI Short-Term Investment Fund (the “Investment Fund”), described below, are as follows: (i) Government Securities, (ii) debt obligations of banks, savings and loan institutions, insurance companies and mortgage bankers, (iii) commercial paper and notes, including those with variable and floating rates of interest, (iv) debt obligations of foreign branches of U.S. banks, U.S. branches of foreign banks and foreign branches of foreign banks, (v) debt obligations issued or guaranteed by one or more foreign governments or any of their political subdivisions, agencies or instrumentalities, including obligations of supranational entities, (vi) debt securities issued by foreign issuers and (vii) repurchase agreements.

Each Fund, other than the Money Market Fund, may also invest in the Investment Fund, a privately offered pooled investment trust managed by GEAM and created specifically to serve as a cash sweep vehicle for the collective investment of cash balances of the Funds (other than the Money Market Fund) and other accounts advised by GEAM. The Investment Fund invests exclusively in the money market instruments described in (i) through (vii) above. No advisory fee is charged by GEAM to the Investment Fund, nor will a Fund incur any sales charge, redemption fee, distribution fee or service fee in connection with its investments in the Investment Fund. Each Fund, other than the Money Market Fund, may invest up to 25% of its assets in the Investment Fund.

Each of the Funds may invest in the following types of Government Securities: debt obligations of varying maturities issued by the U.S. Treasury or issued or guaranteed by an entity controlled by or supervised by, and acting as an instrumentality of, the Government of the United States pursuant to authority granted by the United States Congress, such as the following: the Federal Housing Administration, Farmers Home Administration, Export-Import Bank of the United States, Small Business Administration, Government National Mortgage Association (“Ginnie Mae”), General Services Administration, Central Bank for Cooperatives, Federal Farm Credit Banks Funding Corporation, Federal Home Loan Banks, Federal Home Loan Mortgage Corporation (“Freddie Mac”), Federal Intermediate Credit Banks, Federal Land Banks, Federal National Mortgage Association (“Fannie Mae”), Federal Deposit Insurance Corporation, Maritime Administration, Tennessee Valley Authority, District of Columbia Armory Board, Student Loan Marketing Association and Resolution Trust Corporation. Direct obligations of the U.S. Treasury include a variety of securities that differ in their interest rates, maturities and dates of issuance. Certain of the Government Securities that may be held by the Funds are instruments that are supported by the full faith and credit of the United States (i.e., U.S. Treasury bills and notes and obligations of Ginnie Mae), whereas other Government Securities that may be held by the Funds are supported by the right of the issuer to borrow from the U.S. Treasury (i.e., Fannie Mae) or are supported solely by the credit of the instrumentality (i.e., obligations of Freddie Mac). Other securities issued by a Government agency or related entity also may be considered Government Securities even though they are considered derivatives or use complex structures, such as stripped mortgage-backed securities, or interest-only or principal-only securities. Because the U.S. Government is not obligated by law to provide support to an instrumentality that it sponsors, a Fund will invest in obligations issued by an instrumentality of the U.S. Government only if the portfolio manager determines that the instrumentality’s credit risk does not make its securities unsuitable for investment by the Fund. For purposes of a repurchase agreement entered into by a Fund, however, Government Securities serving as collateral for that repurchase agreement means only those types of Government Securities that permit the Fund to look-through the repurchase agreement to that collateral for the purposes permitted by the 1940 Act, to the extent it is necessary or appropriate for the Fund to look through to that collateral.

Each Fund, other than the Money Market Fund, may invest in money market instruments issued or guaranteed by foreign governments or by any of their political subdivisions, authorities, agencies or instrumentalities. Money market instruments held by a Fund, other than the Money Market Fund, may be rated no lower than A-2 by S&P or Prime-2 by Moody’s or the equivalent from another NRSRO, or if unrated, must be issued by an issuer having an outstanding unsecured debt issue then rated within the three highest categories. A description of the rating systems of Moody’s and S&P is contained in the Appendix. At no time will the investments of a Fund, other than the Money Market Fund, in bank obligations, including time deposits, exceed 25% of the value of the Fund’s assets.

Temporary Defensive Positions. During periods when the portfolio manager believes there are unstable market, economic, political or currency conditions domestically or abroad, the portfolio manager may assume, on behalf of a Fund, other than the S&P 500 Index Fund, a temporary defensive posture and (i) without limitation hold cash and cash equivalents and/or invest in money market instruments, or (ii) restrict the securities markets in which the Fund’s assets are invested by investing those assets in securities markets deemed by the portfolio manager to be conservative in light of the Fund’s investment objective and policies. Under normal circumstances, each Fund may invest a portion of its total assets in cash and cash equivalents and/or money market instruments for cash management purposes, pending investment in accordance with the Fund’s investment objective and policies, to meet redemptions and to meet operating expenses. A Fund may also hold cash and cash equivalents and/or invest in money market instruments under circumstances where the liquidation of a Fund has been approved by the Board and therefore investments in accordance with the Fund’s investment objective and policies would no longer be appropriate. To the extent that a Fund, other than the Money Market Fund, holds cash and cash equivalents and/or invests in money market instruments, it may not achieve its investment objective. For temporary defensive purposes, the Premier Growth Equity Fund may invest in fixed income securities without limitation.

Bank Obligations. Domestic commercial banks organized under federal law are supervised and examined by the U.S. Comptroller of the Currency and are required to be members of the Federal Reserve System and to be insured by the Federal Deposit Insurance Corporation (“FDIC”). Foreign branches of U.S. banks and foreign banks are not regulated by U.S. banking authorities and generally are not bound by mandatory reserve requirements, loan limitations, accounting, auditing and financial reporting standards comparable to U.S. banks. Obligations of foreign branches of U.S. banks and foreign banks are subject to the risks associated with investing in foreign securities generally. These obligations entail risks that are different from those of investments in obligations in domestic banks, including foreign economic and political developments outside the United States, foreign governmental restrictions that may adversely affect payment of principal and interest on the obligations, foreign exchange controls and foreign withholding or other taxes on income.

A U.S. branch of a foreign bank may or may not be subject to reserve requirements imposed by the Federal Reserve System or by the state in which the branch is located if the branch is licensed in that state. In addition, branches licensed by the Comptroller of the Currency and branches licensed by certain states (“State Branches”) may or may not be required to: (i) pledge to the regulator by depositing assets with a designated bank within the state, an amount of its assets equal to 5% of its total liabilities; and (ii) maintain assets within the state in an amount equal to a specified percentage of the aggregate amount of liabilities of the foreign bank payable at or through all of its agencies or branches within the state. The deposits of State Branches may not necessarily be insured by the FDIC. In addition, less information may be available to the public about a U.S. branch of a foreign bank than about a U.S. bank.

Debt Instruments. A debt instrument held by a Fund will be affected by general changes in interest rates that will in turn result in increases or decreases in the market value of those obligations. The market value of debt instruments in a Fund’s portfolio can be expected to vary inversely to changes in prevailing interest rates. In periods of declining interest rates, the yield of a Fund holding a significant amount of debt instruments will tend to be somewhat higher than prevailing market rates, and in periods of rising interest rates, the Fund’s yield will tend to be somewhat lower. In addition, when interest rates are falling, money received by such a Fund from the continuous sale of its shares will likely be invested in portfolio instruments producing lower yields than the balance of its portfolio, thereby reducing the Fund’s current yield. In periods of rising interest rates, the opposite result can be expected to occur.

Ratings as Investment Criteria. The ratings of NRSROs such as S&P or Moody’s represent the opinions of those organizations as to the quality of securities that they rate. Although these ratings, which are relative and subjective and are not absolute standards of quality, are used by the portfolio manager as initial criteria for the selection of portfolio securities on behalf of the Funds, the portfolio manager also relies upon its own analysis to evaluate potential investments.

Subsequent to its purchase by a Fund, an issue of securities may cease to be rated or its rating may be reduced below the minimum required for purchase by the Fund. Although neither event will require the sale of the securities by a Fund, other than the Money Market Fund, the portfolio manager will consider the event in its determination of whether the Fund should continue to hold the securities. In the event the rating of a security held by the Money Market Fund falls below the minimum acceptable rating or the issuer of the security defaults, the Money Market Fund will dispose of the security as soon as practicable, consistent with achieving an orderly disposition of the security, unless the Board determines that disposal of the security would not be in the best interests of the Money Market Fund. To the extent that an NRSRO’s ratings change as a result of a change in the NRSRO or its rating system, the Funds will attempt to use comparable ratings as standards for their investments in accordance with their investment objectives and policies.

Certain Investment-Grade Debt Obligations. Although obligations rated BBB by S&P or Baa by Moody’s are considered investment grade, they may be viewed as being subject to greater risks than other investment grade obligations. Obligations rated BBB by S&P are regarded as having only an adequate capacity to pay principal and interest and those rated Baa by Moody’s are considered medium-grade obligations that lack outstanding investment characteristics and have speculative characteristics as well.

Below Investment-Grade Debt Securities. Certain Funds are authorized to invest in securities rated lower than investment grade (sometimes referred to as “junk bonds”). Below investment-grade and comparable unrated securities (collectively referred to as “low-rated” securities) likely have quality and protective characteristics that, in the judgment of a rating organization, are outweighed by large uncertainties or major risk exposures to adverse conditions, and are predominantly speculative with respect to the issuer’s capacity to pay interest and repay principal in accordance with the terms of the obligation. Securities in the lowest rating categories may be in default or may present substantial risks of default.

The market values of certain low-rated securities tend to be more sensitive to individual corporate developments and changes in economic conditions than higher-rated securities. In addition, low-rated securities generally present a higher degree of credit risk. Issuers of low-rated securities are often highly leveraged and may not have more traditional methods of financing available to them, so that their ability to service their debt obligations during an economic downturn or during sustained periods of rising interest rates may be impaired. The risk of loss due to default by these issuers is significantly greater because low-rated securities generally are unsecured and frequently are subordinated to the prior payment of senior indebtedness. A Fund may incur additional expenses to the extent that it is required to seek recovery upon a default in the payment of principal or interest on its portfolio holdings. The existence of limited markets for low-rated securities may diminish the Trust’s ability to obtain accurate market quotations for purposes of valuing the securities held by a Fund and calculating the Fund’s net asset value.

Repurchase Agreements and Reverse Repurchase Agreements. Each Fund may engage in repurchase agreement transactions with respect to instruments that are consistent with its investment objectives. The Funds may engage in repurchase agreement transactions with certain member banks of the Federal Reserve System and with certain dealers listed on the Federal Reserve Bank of New York’s list of reporting dealers. Under the terms of a typical repurchase agreement, which is deemed a loan for purposes of the 1940 Act, a Fund would acquire an underlying obligation for a relatively short period (usually from one to seven days) subject to an obligation of the seller to repurchase, and the Fund to resell, the obligation at an agreed-upon price and time, thereby determining the yield during the Fund’s holding period. This arrangement results in a fixed rate of return that is not subject to market fluctuations during the Fund’s holding period. The value of the securities underlying a repurchase agreement of a Fund are monitored on an ongoing basis by GEAM to ensure that the value is at least equal at all times to the total amount of the repurchase obligation, including interest. GEAM also monitors, on an ongoing basis to evaluate potential risks, the creditworthiness of those banks and dealers with which a Fund enters into repurchase agreements.

Each Fund may engage in reverse repurchase agreements, subject to their investment restrictions. A reverse repurchase agreement, which is considered a borrowing by a Fund, involves a sale by the Fund of securities that it holds concurrently with an agreement by the Fund to repurchase the same securities at an agreed upon price and date. A Fund uses the proceeds of reverse repurchase agreements to provide liquidity to meet redemption requests and to make cash payments of dividends and distributions when the sale of the Fund’s securities is considered to be disadvantageous. Cash, Government Securities or other liquid assets equal in value to a Fund’s obligations with respect to reverse repurchase agreements are segregated and maintained with the Trust’s custodian or a designated sub-custodian.

A Fund entering into a repurchase agreement will bear a risk of loss in the event that the other party to the transaction defaults on its obligations and the Fund is delayed or prevented from exercising its rights to dispose of the underlying securities. The Fund will, in particular, be subject to the risk of a possible decline in the value of the underlying securities during the period in which the Fund seeks to assert its right to them, the risk of incurring expenses associated with asserting those rights and the risk of losing all or a part of the income from the agreement.

A reverse repurchase agreement involves the risk that the market value of the securities retained by a Fund may decline below the price of the securities the Fund has sold but is obligated to repurchase under the agreement. In the event the buyer of securities under a reverse repurchase agreement files for bankruptcy or becomes insolvent, a Fund’s use of the proceeds of the agreement may be restricted pending a determination by the party, or its trustee or receiver, whether to enforce the Fund’s obligation to repurchase the securities.

Restricted and Other Illiquid Investments. Each Fund, other than the Money Market Fund, may invest up to 10% of its assets in restricted securities. Restricted securities are securities that are subject to contractual or legal restrictions on transfer, excluding for purposes of this restriction, Rule 144A securities that have been determined to be liquid by the Board based upon the trading markets for the securities. In addition, each Fund, other than the Money Market Fund, may invest up to 15% of its assets in “illiquid investments”; the Money Market Fund may not, under any circumstance, invest in illiquid investments. Illiquid investments are securities that cannot be disposed of by a Fund within seven days in the ordinary course of business at approximately the amount at which the Fund has valued the securities. Illiquid investments that are held by a Fund may take the form of options traded over-the-counter, repurchase agreements maturing in more than seven days, certain mortgage related securities and securities subject to restrictions on resale that GEAM has determined are not liquid under guidelines established by the Board.

Restricted securities may be less liquid than publicly traded securities. Although these securities may be resold in privately negotiated transactions, the prices realized from these sales could be less than those originally paid by a Fund. In addition, companies whose securities are not publicly traded are not subject to the disclosure and other investor protection requirements that may be applicable if their securities were publicly traded. A Fund’s investments in illiquid investments are subject to the risk that should the Fund desire to sell any of these securities when a ready buyer is not available at a price that GEAM deems representative of their value, the value of the Fund’s net assets could be adversely affected.

Rule 144A Securities. Each of the Funds may purchase Rule 144A securities. Certain Rule 144A securities may be considered illiquid and therefore subject to a Fund’s limitation on the purchase of illiquid investments, unless the Board determines on an ongoing basis that an adequate trading market exists for the Rule 144A Securities. A Fund’s purchase of Rule 144A securities could have the effect of increasing the level of illiquidity in the Fund to the extent that qualified institutional buyers become uninterested for a time in purchasing Rule 144A securities held by the Fund. The Board has established standards and procedures for determining the liquidity of a Rule 144A security and monitors GEAM’s implementation of the standards and procedures.

When-Issued and Delayed-Delivery Securities. To secure prices or yields deemed advantageous at a particular time, each Fund may purchase securities on a when-issued or delayed-delivery basis, in which case, delivery of the securities occurs beyond the normal settlement period; no payment for or delivery of the securities is made by, and no income accrues to, the Fund, however, prior to the actual delivery by and payment to the other party to the transaction. Each Fund will enter into when-issued or delayed-delivery transactions for the purpose of acquiring securities and not for the purpose of leverage. When-issued securities purchased by a Fund may include securities purchased on a “when, as and if issued” basis under which the issuance of the securities depends on the occurrence of a subsequent event, such as approval of a merger, corporate reorganization or debt restructuring. Cash or other liquid assets in an amount equal to the amount of each Fund’s when-issued or delayed-delivery purchase commitments will be segregated with the Trust’s custodian, or with a designated subcustodian, in order to avoid or limit any leveraging effect that may arise in the purchase of a security pursuant to such a commitment.

Securities purchased on a when-issued or delayed-delivery basis may expose a Fund to risk because the securities may experience fluctuations in value prior to their delivery. Purchasing securities on a when-issued or delayed-delivery basis can involve the additional risk that the return available in the market when the delivery takes place may be higher than that applicable at the time of the purchase. This characteristic of when-issued and delayed-delivery securities could result in exaggerated movements in a Fund’s net asset value.

When a Fund engages in when-issued or delayed-delivery securities transactions, it relies on the selling party to consummate the trade. Failure of the seller to do so may result in the Funds’ incurring a loss or missing an opportunity to obtain a price considered to be advantageous.

Warrants. Because a warrant, which is a security permitting, but not obligating, its holder to subscribe for another security, does not carry with it the right to dividends or voting rights with respect to the securities that the warrant holder is entitled to purchase, and because a warrant does not represent any rights to the assets of the issuer, a warrant may be considered more speculative than certain other types of investments. In addition, the value of a warrant does not necessarily change with the value of the underlying security and a warrant ceases to have value if it is not exercised prior to its expiration date. The investment by a Fund in warrants valued at the lower of cost or market, may not exceed 5% of the value of the Fund’s net assets. The Money Market Fund may not invest in any form of warrants. Warrants acquired by a Fund in units or attached to securities may be deemed to be without value.

Smaller Capitalization Companies. Investing in securities of small- and medium-capitalization companies may involve greater risks than investing in larger, more established issuers. Such smaller capitalization companies may have limited product lines, markets or financial resources and their securities may trade less frequently and in more limited volume than the securities of larger or more established companies. In addition, these companies are typically subject to a greater degree of changes in earnings and business prospects than are larger, more established issuers. As a result, the prices of securities of smaller capitalization companies may fluctuate to a greater degree than the prices of securities of other issuers. Although investing in securities of smaller capitalization companies offers potential for above-average returns, the risk exists that the companies will not succeed and the prices of the companies’ shares could significantly decline in value.

Foreign Securities. Investing in securities issued by foreign companies and governments, including securities issued in the form of depositary receipts, involves considerations and potential risks not typically associated with investing in obligations issued by the U.S. Government and U.S. corporations. Less information may be available about foreign companies than about U.S. companies, and foreign companies generally are not subject to uniform accounting, auditing and financial reporting standards or to other regulatory practices and requirements comparable to those applicable to U.S. companies. The values of foreign investments are affected by changes in currency rates or exchange control regulations, restrictions or prohibitions on the repatriation of foreign currencies, application of foreign tax laws, including withholding taxes, changes in governmental administration or economic or monetary policy (in the United States or abroad) or changed circumstances in dealings between nations. Costs are also incurred in connection with conversions between various currencies. In addition, foreign brokerage commissions are generally higher than those charged in the United States and foreign securities markets may be less liquid, more volatile and less subject to governmental supervision than in the United States. Investments in foreign countries could be affected by other factors not present in the United States, including expropriation, confiscatory taxation, lack of uniform accounting and auditing standards, limitations on the use or removal of funds or other assets (including the withholding of dividends), and potential difficulties in enforcing contractual obligations, and could be subject to extended clearance and settlement periods.

Depositary Receipts. Certain Funds may invest in securities of foreign issuers in the form of American Depositary Receipts (“ADRs”) and European Depositary Receipts (“EDRs”), which are sometimes referred to as Continental Depositary Receipts (“CDRs”). ADRs are publicly traded on exchanges or over-the-counter in the United States and are issued through “sponsored” or “unsponsored” arrangements. In a sponsored ADR arrangement, the foreign issuer assumes the obligation to pay some or all of the depositary’s transaction fees, whereas under an unsponsored arrangement, the foreign issuer assumes no obligations and the depositary’s transaction fees are paid directly by the ADR holders. In addition, less information is available in the United States about an unsponsored ADR than a sponsored ADR. Each of these Funds may invest in ADRs through both sponsored and unsponsored arrangements. EDRs and CDRs are generally issued by foreign banks and evidence ownership of either foreign or domestic securities.

Currency Exchange Rates. A Fund’s share value may change significantly when the currencies, other than the U.S. dollar, in which the Fund’s portfolio investments are denominated,

strengthen or weaken against the U.S. dollar. Currency exchange rates generally are determined by the forces of supply and demand in the foreign exchange markets and the relative merits of investments in different countries as seen from an international perspective. Currency exchange rates can also be affected unpredictably by intervention by U.S. or foreign governments or central banks or by currency controls or political developments in the United States or abroad.

Developing Countries. Investing in securities issued by companies located in developing countries involves not only the risks described above with respect to investing in foreign securities, but also other risks, including exposure to economic structures that are generally less diverse and mature than, and to political systems that can be expected to have less stability than, those of developed countries. Other characteristics of developing countries that may affect investment in their markets include certain national policies that may restrict investment by foreigners in issuers or industries deemed sensitive to relevant national interests and the absence of developed legal structures governing private and foreign investments and private property. The typically small size of the markets for securities issued by companies located in developing countries and the possibility of a low or nonexistent volume of trading in those securities may also result in a lack of liquidity and in price volatility of those securities.

Lending Portfolio Securities. Each Fund is authorized to lend its portfolio securities to well-known and recognized U.S. and foreign brokers, dealers and banks. These loans, if and when made, may not exceed 30% of a Fund’s assets taken at value. The Fund’s loans of securities will be collateralized by cash, letters of credit or Government Securities. The Fund will retain the right to all interest and dividends payable with respect to the loaned securities. If a Fund lends its portfolio securities, it may charge the borrower a negotiated fee and retain the ability to terminate the loan at any time. Cash or instruments collateralizing a Fund’s loans of securities are segregated and maintained at all times with the Trust’s custodian, or with a designated sub-custodian, in an amount at least equal to the current market value of the loaned securities. In lending securities, a Fund will be subject to risks, including the potential inability to recall the loaned securities should the borrower fail financially and the possible loss in market value of the collateral.

If a Fund loans its portfolio securities, it will adhere to the following conditions whenever its portfolio securities are loaned: (i) the Fund must receive at least 100% cash collateral or equivalent securities from the borrower; (ii) the borrower must increase the collateral whenever the market value of the securities loaned rises above the level of the collateral; (iii) the Fund must be able to terminate the loan at any time; (iv) the Fund must receive a fee on the loan, as well as any dividends, interest or other distributions on the loaned securities, and any increase in market value of the loaned securities; and (v) the Fund may pay only reasonable custodian fees in connection with the loan. When securities are loaned, voting rights typically pass to the borrower. However, if a member of the proxy committee determines that a proxy vote is materially important to the shareholders of the Trust and where it is feasible to recall the securities on a timely basis, GEAM may use its reasonable efforts to recall the loaned securities. GEAM disclaims any responsibility for its inability to vote on proposals where, despite its reasonable efforts, it could not successfully recall the loaned securities before the record date and/or the deadline for voting, as applicable. From time to time, a Fund may pay a part of the interest earned from the investment of collateral received for securities loaned to the borrower and/or a third party that is unaffiliated with the Fund and is acting as a “finder.”

Securities of Other Investment Companies. Each Fund, other than the Money Market Fund, may invest in investment funds that invest principally in securities in which the Fund is authorized to invest. Currently, under the 1940 Act, a Fund may hold securities of another investment company in amounts which (i) do not exceed 3% of the total outstanding voting stock of such company, (ii) do not exceed 5% of the value of the Fund’s total assets and (iii) when added to all other investment company securities held by the Fund, do not exceed 10% of the value of the Fund’s total assets. Investments by a Fund (other than the Money Market Fund) in the Investment Fund are not considered an investment in another investment company for purposes of this restriction. To the extent a Fund invests in other investment companies, the Fund’s shareholders will incur certain duplicative fees and expenses, including investment advisory fees.

Purchasing Put and Call Options on Securities. Each Fund, other than the Money Market Fund, may purchase put and call options that are traded on a U.S. or foreign securities exchange or in the over-the-counter market. A Fund may utilize up to 10% of its assets to purchase put options on portfolio securities and may do so at or about the same time that it purchases the underlying security or at a later time. By buying a put, a Fund will seek to limit its risk of loss from a decline in the market value of the security until the put expires. Any appreciation in the value of the underlying security, however, will be partially offset by the amount of the premium paid for the put option and any related transaction costs. A Fund may utilize up to 10% of its assets to purchase call options on portfolio securities. Call options may be purchased by a Fund in order to acquire the underlying securities for a price that avoids any additional cost that would result from a substantial increase in the market value of a security. A Fund may also purchase call options to increase its return at a time when the call is expected to increase in value due to anticipated appreciation of the underlying security. Prior to their expirations, put and call options may be sold by a Fund in closing sale transactions, which are sales by the Fund, prior to the exercise of options that it has purchased, of options of the same series. Profit or loss from the sale will depend on whether the amount received is more or less than the premium paid for the option plus the related transaction costs. The aggregate value of the securities underlying the calls or obligations underlying the puts, determined as of the date the options are sold, shall not exceed 25% of the net assets of a Fund. In addition, the premiums paid by a Fund in purchasing options on securities, options on securities indices, options on foreign currencies and options on futures contracts will not exceed 20% of the Fund’s net assets.

Covered Option Writing. Each Fund, other than the Money Market Fund, may write covered put and call options on securities. A Fund will realize fees (referred to as “premiums”) for granting the rights evidenced by the options. A put option embodies the right of its purchaser to compel the writer of the option to purchase from the option holder an underlying security at a specified price at any time during the option period. In contrast, a call option embodies the right of its purchaser to compel the writer of the option to sell to the option holder an underlying security at a specified price at any time during the option period.

The Funds with option-writing authority will write only options that are covered. A call option written by a Fund will be deemed covered (i) if the Fund owns the securities underlying the call or has an absolute and immediate right to acquire those securities without additional cash consideration upon conversion or exchange of other securities held in its portfolio, (ii) if the Fund holds a call at the same exercise price for the same exercise period and on the same securities as the call written, (iii) in the case of a call option on a stock index, if the Fund owns a portfolio of securities substantially replicating the movement of the index underlying the call option, or (iv) if at the time the call is written, an amount of cash, Government Securities or other liquid assets equal to the fluctuating market value of the optioned securities is segregated with the Trust’s custodian or with a designated sub-custodian. A put option will be deemed covered (i) if, at the time the put is written, an amount of cash, Government Securities or other liquid assets having a value at least equal to the exercise price of the underlying securities is segregated with the Trust’s custodian or with a designated sub-custodian, or (ii) if the Fund continues to own an equivalent number of puts of the same “series” (that is, puts on the same underlying securities having the same exercise prices and expiration dates as those written by the Fund), or an equivalent number of puts of the same “class” (that is, puts on the same underlying securities) with exercise prices greater than those that it has written (or if the exercise prices of the puts it holds are less than the exercise prices of those it has written, the difference is segregated with the Trust’s custodian or with a designated sub-custodian).

The principal reason for writing covered call options on a securities portfolio is to attempt to realize, through the receipt of premiums, a greater return than would be realized on the securities alone. In return for a premium, the writer of a covered call option forfeits the right to any appreciation in the value of the underlying security above the strike price for the life of the option (or until a closing purchase transaction can be effected). Nevertheless, the call writer retains the risk of a decline in the price of the underlying security. Similarly, the principal reason for writing covered put options is to realize income in the form of premiums. The writer of a covered put option accepts the risk of a decline in the price of the underlying security. The size of the premiums that a Fund may receive may be adversely affected as new or existing institutions, including other investment companies, engage in or increase their option-writing activities.

Options written by a Fund will normally have expiration dates between one and nine months from the date written. The exercise price of the options may be below, equal to or above the market values of the underlying securities at the times the options are written. In the case of call options, these exercise prices are referred to as “in-the-money,” “at-the-money” and “out-of-the-money,” respectively.

So long as the obligation of a Fund as the writer of an option continues, the Fund may be assigned an exercise notice by the broker-dealer through which the option was sold, requiring the Fund to deliver, in the case of a call, or take delivery of, in the case of a put, the underlying security against payment of the exercise price. This obligation terminates when the option expires or the Fund effects a closing purchase transaction. A Fund can no longer effect a closing purchase transaction with respect to an option once it has been assigned an exercise notice. To secure its obligation to deliver the underlying security when it writes a call option, or to pay for the underlying security when it writes a put option, a Fund will be required to deposit in escrow the underlying security or other assets in accordance with the rules of the Options Clearing Corporation (the “Clearing Corporation”) and of the securities exchange on which the option is written.

A Fund may engage in a closing purchase transaction to realize a profit, to prevent an underlying security from being called or put or, in the case of a call option, to unfreeze an underlying security (thereby permitting its sale or the writing of a new option on the security prior to the outstanding option’s expiration). To effect a closing purchase transaction, a Fund would purchase, prior to the holder’s exercise of an option that the Fund has written, an option of the same series as that on which the Fund desires to terminate its obligation. The obligation of a Fund under an option that it has written would be terminated by a closing purchase transaction, but the Fund would not be deemed to own an option as the result of the transaction. An option position may be closed out only if a secondary market exists for an option of the same series on a recognized securities exchange or in the over-the-counter market. In light of the need for a secondary market in which to close an option position, the Funds are expected to purchase only call or put options issued by the Clearing Corporation. GEAM expects that the Funds will write options, other than those on Government Securities, only on national securities exchanges. Options on Government Securities may be written by the Funds in the over-the-counter market.

A Fund may realize a profit or loss upon entering into closing transactions. When a Fund has written an option, for example, it will realize a profit if the cost of the closing purchase transaction is less than the premium received upon writing the original option; the Fund will incur a loss if the cost of the closing purchase transaction exceeds the premium received upon writing the original option. When a Fund has purchased an option and engages in a closing sale transaction, whether the Fund realizes a profit or loss will depend upon whether the amount received in the closing sale transaction is more or less than the premium the Fund initially paid for the original option plus the related transaction costs.

Option writing for a Fund may be limited by position and exercise limits established by U.S. securities exchanges and NASDAQ and by requirements of the Internal Revenue Code of 1986, as amended (the “Code”) for qualification as a regulated investment company. In addition to writing covered put and call options to generate current income, a Fund may enter into options transactions as hedges to reduce investment risk, generally by making an investment expected to move in the opposite direction of a portfolio position. A hedge is designed to offset a loss on a portfolio position with a gain on the hedge position; at the same time, however, a properly correlated hedge will result in a gain on the portfolio’s position being offset by a loss on the hedge position.

A Fund will engage in hedging transactions only when deemed advisable by the portfolio manager. Successful use by a Fund of options will depend on the portfolio manager’s ability to predict correctly movements in the direction of the securities underlying the option used as a hedge. Losses incurred in hedging transactions and the costs of these transactions will affect a Fund’s performance.

Securities Index Options. In seeking to hedge all or a portion of its investments, each Fund, other than the Money Market Fund, may purchase and write put and call options on securities indices listed on U.S. or foreign securities exchanges or traded in the over-the-counter market, which indices include securities held in the Fund’s portfolio. The Funds with such option writing authority may write only covered options. A Fund may also use securities index options as a means of participating in a securities market without making direct purchases of securities.

A securities index option written by a Fund will be deemed covered in any manner permitted under the 1940 Act or the rules and regulations thereunder or any other method determined by the SEC to be permissible.

A securities index measures the movement of a certain group of securities by assigning relative values to the securities included in the index. Options on securities indices are generally similar to options on specific securities. Unlike options on securities, however, options on securities indices do not involve the delivery of an underlying security; the option in the case of an option on a securities index represents the holder’s right to obtain from the writer in cash a fixed multiple of the amount by which the exercise price exceeds (in the case of a call) or is less than (in the case of a put) the closing value of the underlying securities index on the exercise date. A Fund may purchase and write put and call options on securities indices or securities index futures contracts that are traded on a U.S. exchange or board of trade or a foreign exchange, as a hedge against changes in market conditions and interest rates, and for duration management, and may enter into closing transactions with respect to those options to terminate existing positions. A securities index fluctuates with changes in the market values of the securities included in the index. Securities index options may be based on a broad or narrow market index or on an industry or market segment.

The delivery requirements of options on securities indices differ from options on securities. Unlike a securities option, which contemplates the right to take or make delivery of securities at a specified price, an option on a securities index gives the holder the right to receive a cash “exercise settlement amount” equal to (i) the amount, if any, by which the fixed exercise price of the option exceeds (in the case of a put) or is less than (in the case of a call) the closing value of the underlying index on the date of exercise, multiplied by (ii) a fixed “index multiplier.” Receipt of this cash amount will depend upon the closing level of the securities index upon which the option is based being greater than, in the case of a call, or less than, in the case of a put, the exercise price of the option. The amount of cash received will be equal to the difference between the closing price of the index and the exercise price of the option expressed in dollars times a specified multiple. The writer of the option is obligated, in return for the premium received, to make delivery of this amount. The writer may offset its position in securities index options prior to expiration by entering into a closing transaction on an exchange or it may allow the option to expire unexercised.

The effectiveness of purchasing or writing securities index options as a hedging technique will depend upon the extent to which price movements in the portion of a securities portfolio being hedged correlate with price movements of the securities index selected. Because the value of an index option depends upon movements in the level of the index rather than the price of a particular security, whether a Fund realizes a gain or loss from the purchase or writing of options on an index depends upon movements in the level of prices in the market generally or, in the case of certain indices, in an industry or market segment, rather than movements in the price of a particular security. As a result, successful use by a Fund of options on securities indices is subject to the portfolio manager’s ability to predict correctly movements in the direction of the market generally or of a particular industry. This ability contemplates different skills and techniques from those used in predicting changes in the price of individual securities.

Securities index options are subject to position and exercise limits and other regulations imposed by the exchange on which they are traded. The ability of a Fund to engage in closing purchase transactions with respect to securities index options depends on the existence of a liquid secondary market. Although a Fund will generally purchase or write securities index options only if a liquid secondary market for the options purchased or sold appears to exist, no such secondary market may exist, or the market may cease to exist at some future date, for some options. No assurance can be given that a closing purchase transaction can be effected when the portfolio manager desires that a Fund engage in such a transaction.

Over-the-Counter (“OTC”) Options. Certain Funds may purchase OTC or dealer options or sell covered OTC options. Unlike exchange-listed options where an intermediary or clearing corporation, such as the Clearing Corporation, assures that all transactions in such options are properly executed, the responsibility for performing all transactions with respect to OTC options rests solely with the writer and the holder of those options. A listed call option writer, for example, is obligated to deliver the underlying stock to the clearing organization if the option is exercised, and the clearing organization is then obligated to pay the writer the exercise price of the option. If a Fund were to purchase a dealer option, however, it would rely on the dealer from whom it purchased the option to perform if the option were exercised. If the dealer fails to honor the exercise of the option by the Fund, the Fund would lose the premium it paid for the option and the expected benefit of the transaction.

Listed options generally have a continuous liquid market while dealer options have none. Consequently, a Fund will generally be able to realize the value of a dealer option it has purchased only by exercising it or reselling it to the dealer that issued it. Similarly, when a Fund writes a dealer option, it generally will be able to close out the option prior to its expiration only by entering into a closing purchase transaction with the dealer to which the Fund originally wrote the option. Although the Funds will seek to enter into dealer options only with dealers that will agree to and that are expected to be capable of entering into closing transactions with the Funds, there can be no assurance that a Fund will be able to liquidate a dealer option at a favorable price at any time prior to expiration. The inability to enter into a closing transaction may result in material losses to a Fund. Until a Fund, as a covered OTC call option writer, is able to effect a closing purchase transaction, it will not be able to liquidate securities (or other assets) used to cover the written option until the option expires or is exercised. This requirement may impair a Fund’s ability to sell portfolio securities or, with respect to currency options, currencies at a time when such sale might be advantageous. In the event of insolvency of the other party, the Fund may be unable to liquidate a dealer option.

Futures Contracts and Options on Futures Contracts. Certain Funds may enter into interest rate, financial and stock or bond index futures contracts or related options that are traded on a U.S. or foreign exchange or board of trade approved by the Commodity Futures Trading Commission (“CFTC”) or in the over-the-counter market. If entered into, these transactions will be made solely for the purpose of hedging against the effects of changes in the value of portfolio securities due to anticipated changes in interest rates and/or market conditions, to gain market exposure for accumulating and residual cash positions, for duration management, or when the transactions are economically appropriate to the reduction of risks inherent in the management of the Fund involved. No Fund will enter into a transaction involving futures and options on futures for speculative purposes.

An interest rate futures contract provides for the future sale by one party and the purchase by the other party of a specified amount of a particular financial instrument (debt security) at a specified price, date, time and place. Financial futures contracts are contracts that obligate the holder to deliver (in the case of a futures contract that is sold) or receive (in the case of a futures contract that is purchased) at a future date a specified quantity of a financial instrument, specified securities, or the cash value of a securities index. A municipal bond index futures contract is based on an index of long-term, tax-exempt municipal bonds and a corporate bond index futures contract is based on an index of corporate bonds. Stock index futures contracts are based on indices that reflect the market value of common stock of the companies included in the indices. An index futures contract is an agreement pursuant to which two parties agree to take or make delivery of an amount of cash equal to the difference between the value of the index at the close of the last trading day of the contract and the price at which the index contract was originally written. The clearing house of the exchange on which a futures contract is entered into becomes the counterparty to each purchaser and seller of the futures contract. An option on an interest rate or index futures contract generally gives the purchaser the right, in return for the premium paid, to assume a position in a futures contract at a specified exercise price at any time prior to the expiration date of the option.

The CFTC recently eliminated limitations on futures transactions and options thereon by registered investment companies, provided that the investment adviser to the registered investment company claims an exclusion from regulation as a commodity pool operator. In connection with its management of the Funds, GEAM has claimed such an exclusion from registration as a commodity pool operator under the Commodity Exchange Act. As a result of these CFTC rule changes, the Funds are no longer restricted in their ability to enter into futures transactions and options thereon under CFTC regulations. The Funds, however, continue to have policies with respect to futures and options thereon as set forth herein. The current view of the staff of the SEC is that a Fund’s long and short positions in futures contracts as well as put and call options on futures written by it must be collateralized with cash or other liquid securities and segregated with the Trust’s custodian or a designated sub-custodian or “covered” in a manner similar to that for covered options on securities and designed to eliminate any potential leveraging.

No consideration is paid or received by a Fund upon trading a futures contract. Upon entering into a futures contract, cash or other securities acceptable to the broker equal to approximately 1% to 10% of the contract amount will be segregated with the Trust’s custodian or a designated sub-custodian. This amount, which is subject to change by the exchange on which the contract is traded, is known as “initial margin” and is in the nature of a performance bond or good faith deposit on the contract that is returned to the Fund upon termination of the futures contract, so long as all contractual obligations have been satisfied; the broker will have access to amounts in the margin account if the Fund fails to meet its contractual obligations. Subsequent payments, known as “variation margin,” to and from the broker, will be made daily as the price of the securities underlying the futures contract fluctuates, making the long and short positions in the contract more or less valuable, a process known as “marking-to-market.” At any time prior to the expiration of a futures contract, a Fund may elect to close a position by taking an opposite position, which will operate to terminate the Fund’s existing position in the contract.

If a Fund has hedged against the possibility of an increase in interest rates adversely affecting the value of securities held in its portfolio and rates decrease instead, the Fund will lose part or all of the benefit of the increased value of securities that it has hedged because it will have offsetting losses in its futures positions. In addition, in such situations, if the Fund had insufficient cash, it may have to sell securities to meet daily variation margins requirements at a time when it may be disadvantageous to do so. These sales of securities may, but will not necessarily, be at increased prices that reflect the decline in interest rates.

An option on a futures contract, unlike a direct investment in such a contract, gives the purchaser the right, in return for the premium paid, to assume a position in the futures contract at a specified exercise price at any time prior to the expiration date of the option. Upon exercise of an option, the delivery of the futures position by the writer of the option to the holder of the option will be accompanied by delivery of the accumulated balance in the writer’s futures margin account, which represents the amount by which the market price of the futures contract exceeds, in the case of a call, or is less than, in the case of a put, the exercise price of the option on the futures contract. The potential loss related to the purchase of an option on futures contracts is limited to the premium paid for the option (plus transaction costs). Because the price of the option to the purchaser is fixed at the point of sale, no daily cash payments are made to reflect changes in the value of the underlying contract. The value of the option, however, does change daily and that change would be reflected in the net asset value of the Fund holding the options.

The use of futures contracts and options on futures contracts as a hedging device involves several risks. No assurance can be given that a correlation will exist between price movements in the underlying securities or index and price movements in the securities that are the subject of the hedge. Losses incurred in hedging transactions and the costs of these transactions will affect a Fund’s performance.

Although the Trust intends that the Funds enter into futures contracts only if an active market exists for the contracts, positions in futures contracts and options on futures contracts may be closed out only on the exchange or board of trade on which they were entered and no assurance can be given that an active market will exist for the contracts at any particular time. Most U.S. futures exchanges and boards of trade limit the amount of fluctuation permitted in futures contract prices during a single trading day. Once the daily limit has been reached in a particular contract, no trades may be made on that day at a price beyond that limit. Futures contract prices may move to the daily limit for several consecutive trading days with little or no trading, thereby preventing prompt liquidation of futures positions and subjecting some futures traders to substantial losses. In such a case, and in the event of adverse price movements, a Fund would be required to make daily cash payments of variation margin. In such circumstances, an increase in the value of the portion of the portfolio being hedged, if any, may partially or completely offset losses on the futures contracts.

Forward Currency Transactions. Certain Funds may hold currencies to meet settlement requirements for foreign securities and each Fund, other than the Premier Fund, the Small-Cap Equity Fund and the Money Market Fund, may engage in currency exchange transactions to protect against uncertainty in the level of future exchange rates between a particular foreign currency and the U.S. dollar or between foreign currencies in which the Fund’s securities are or may be denominated. The use of forward currency contracts does not eliminate fluctuations in the underlying prices of the securities, but it does establish a rate of exchange that can be achieved in the future. No Fund will enter into forward currency transactions for speculative purposes. A Fund will not enter into a currency transaction if, as a result, it will fail to qualify as a regulated investment company under the Code for a given year.

Forward currency contracts are agreements to exchange one currency for another at a future date. The date (which may be any agreed-upon fixed number of days in the future), the amount of currency to be exchanged and the price at which the exchange will take place will be negotiated and fixed for the term of the contract at the time that a Fund enters into the contract. Forward currency contracts (i) are traded in a market conducted directly between currency traders (typically, commercial banks or other financial institutions) and their customers, (ii) generally have no deposit requirements and (iii) are typically consummated without payment of any commissions. A Fund, however, may enter into forward currency contracts requiring deposits or involving the payment of commissions. The cost to a Fund of engaging in currency transactions varies with factors such as the currency involved, the length of the contract period and the market conditions then prevailing. To assure that a Fund’s forward currency contracts are not used to achieve investment leverage, cash or other liquid assets will be segregated with the Trust’s custodian or a designated sub-custodian in an amount at all times equal to or exceeding the Fund’s commitment with respect to the contracts.

Upon maturity of a forward currency contract, a Fund may (i) pay for and receive the underlying currency, (ii) negotiate with the dealer to roll over the contract into a new forward currency contract with a new future settlement date or (iii) negotiate with the dealer to terminate the forward contract into an offset with the currency trader providing for the Fund’s paying or receiving the difference between the exchange rate fixed in the contract and the then current exchange rate. The Trust may also be able to negotiate such an offset on behalf of a Fund prior to maturity of the original forward contract. No assurance can be given that new forward contracts or offsets will always be available to a Fund.

In hedging a specific portfolio position, a Fund may enter into a forward contract with respect to either the currency in which the position is denominated or another currency deemed appropriate by GEAM. A Fund’s exposure with respect to forward currency contracts is limited to the amount of the Fund’s aggregate investments in instruments denominated in foreign currencies.

The cost to a Fund of engaging in currency transactions varies with factors such as the currency involved, the length of the contract period and the market conditions then prevailing. Because transactions in currency exchange are usually conducted on a principal basis, no fees or commissions are involved. The use of forward currency contracts does not eliminate fluctuations in the underlying prices of the securities, but it does establish a rate of exchange that can be achieved in the future. In addition, although forward currency contracts limit the risk of loss due to a decline in the value of the hedged currency, at the same time, they limit any potential gain that might result should the value of the currency increase. If a devaluation is generally anticipated, a Fund may not be able to sell currency at a price above the anticipated devaluation level. A Fund will not enter into a currency transaction if, as a result, it will fail to qualify as a regulated investment company under the Code for a given year.

In entering into forward currency contracts, a Fund will be subject to a number of risks and special considerations. The market for forward currency contracts, for example, may be limited with respect to certain currencies. The existence of a limited market may in turn restrict the Fund’s ability to hedge against the risk of devaluation of currencies in which the Fund holds a substantial quantity of securities. The successful use of forward currency contracts as a hedging technique draws upon the portfolio manager’s special skills and experience with respect to those instruments and will usually depend upon the portfolio manager’s ability to forecast interest rate and currency exchange rate movements correctly. Should interest or exchange rates move in an unexpected manner, a Fund may not achieve the anticipated benefits of forward currency contracts or may realize losses and thus be in a less advantageous position than if those strategies had not been used. Many forward currency contracts are subject to no daily price fluctuation limits so that adverse market movements could continue with respect to those contracts to an unlimited extent over a period of time. If a devaluation is generally anticipated, a Fund may not be able to sell currency at a price above the anticipated devaluation level. In addition, the correlation between movements in the prices of those contracts and movements in the prices of the currencies hedged or used for cover will not be perfect. Although forward currency contracts limit the risk of loss due to a decline in the value of the hedged currency, at the same time, they limit any potential gain that might result should the value of the currency increase.

The ability to dispose of a Fund’s positions in forward currency contracts depends on the availability of active markets in those instruments, and the portfolio manager cannot predict the amount of trading interest that may exist in the future in forward currency contracts. Forward currency contracts may be closed out only by the parties entering into an offsetting contract. As a result, no assurance can be given that a Fund will be able to utilize these contracts effectively for the intended purposes.

Options on Foreign Currencies. Certain Funds may purchase and write put and call options on foreign currencies for the purpose of hedging against declines in the U.S. dollar value of foreign currency denominated securities and against increases in the U.S. dollar cost of securities to be acquired by the Fund. The Funds with such option writing authority may write only covered options. No Fund will enter into a transaction involving options on foreign currencies for speculative purposes. Options on foreign currencies to be written or purchased by a Fund are traded on U.S. or foreign exchanges or in the OTC market.

Certain transactions involving options on foreign currencies are undertaken on contract markets that are not regulated by the CFTC. Options on foreign currencies traded on national securities exchanges are within the jurisdiction of the SEC, as are other securities traded on those exchanges. As a result, many of the protections provided to traders on organized exchanges will be available with respect to those transactions. In particular, all foreign currency option positions entered into on a national securities exchange are cleared and guaranteed by the Clearing Corporation, thereby reducing the risk of counterparty default. In addition, a liquid secondary market in options traded on a national securities exchange may exist, potentially permitting a Fund to liquidate open positions at a profit prior to exercise or expiration, or to limit losses in the event of adverse market movements.

The purchase and sale of exchange-traded foreign currency options are subject to the risks of the availability of a liquid secondary market as described above, as well as the risks regarding adverse market movements, margining of options written, the nature of the foreign currency market, possible intervention by governmental authorities and the effects of other political and economic events. In addition, exercise and settlement of exchange-traded foreign currency options must be made exclusively through the Clearing Corporation, which has established banking relationships in applicable foreign countries for this purpose. As a result, the Clearing Corporation may, if it determines that foreign governmental restrictions or taxes would prevent the orderly settlement of foreign currency option exercises, or would result in undue burdens on the Clearing Corporation or its clearing members, impose special procedures on exercise and settlement, such as technical changes in the mechanics of delivery of currency, the fixing of dollar settlement prices or prohibitions on exercise.

Like the writing of other kinds of options, the writing of an option on a foreign currency constitutes only a partial hedge, up to the amount of the premium received; a Fund could also be required, with respect to any option it has written, to purchase or sell foreign currencies at disadvantageous exchange rates, thereby incurring losses. The purchase of an option on a foreign currency may constitute an effective hedge against fluctuation in exchange rates, although in the event of rate movements adverse to a Fund’s position, the Fund could forfeit the entire amount of the premium plus related transaction costs.

Options on foreign currencies may be traded on foreign exchanges that are not regulated by the SEC or the CFTC. These transactions are subject to the risk of governmental actions affecting trading in or the prices of foreign currencies or securities. The value of these positions could also be adversely affected by (i) other complex foreign political and economic factors, (ii) lesser availability of data on which to make trading decisions than in the United States, (iii) delays in a Fund’s ability to act upon economic events occurring in foreign markets during non-business hours in the United States, (iv) the imposition of different exercise and settlement terms and procedures and margin requirements than in the United States and (v) lesser trading volume.

Interest Rate Swaps, Currency Swaps and Index Swaps. Interest rate swaps involve the exchange by a Fund with another party of their respective commitments to pay or receive interest, such as an exchange of fixed rate payments for floating rate payments. Currency swaps involve the exchange by a Fund with another party of their respective rights to make or receive payments in specified currencies. Index swaps involve the exchange by a Fund with another party of their respective rights to return on or increase in value of a basket of securities. Since currency swaps are individually negotiated, a Fund expects to achieve an acceptable degree of correlation between its portfolio investments and its swap positions entered into for hedging purposes. The use of swaps is a highly specialized activity that involves investment techniques and risks different from those associated with ordinary portfolio securities transactions. If the portfolio manager is incorrect in its forecasts of market values, interest rates and currency exchange rates, the investment performance of a Fund would be less favorable than it would have been if swaps were not used.

Credit Default Swaps. The “buyer” in a credit default contract is obligated to pay the “seller” a periodic stream of payments over the term of the contract provided no event of default has occurred. In the event of default, the seller must pay the buyer the “par value” (full notional value) of the reference obligation in exchange for the reference obligation. A Fund may be either the buyer or seller in the transaction. If a Fund is a buyer and no event of default occurs, the Fund loses its investment and recovers nothing. However, if an event of default occurs, the buyer receives full notional value for a reference obligation that may have little or no value. As a seller, a Fund receives a fixed rate of income throughout the term of the contract, provided there is no default event. If an event of default occurs, the seller may pay the notional value of the reference obligation. The value of the reference obligation received by the seller, coupled with the periodic payments previously received may be less than the full notional value it pays to the buyer, resulting in a loss of value to a Fund. Credit default swaps involve greater risks than if a Fund had invested in the reference obligation directly. In addition to general market risks, credit default swaps are subject to illiquidity risk, counterparty risk and credit risks.

Structured and Indexed Securities. Certain Funds may also invest in structured and indexed securities, the value of which is linked to currencies, interest rates, commodities, indexes or other financial indicators (“reference instruments”). The interest rate or the principal amount payable at maturity or redemption may be increased or decreased depending on changes in the value of the reference instrument. Structured or indexed securities may be positively or negatively indexed, so that appreciation of the reference instrument may produce an increase or a decrease in interest rate or value at maturity of the security. In addition, the change in the interest rate or value at maturity of the security may be some multiple of the change in value of the reference instrument. Thus, in addition to the credit risk of the security’s issuer, the Funds will bear the market risk of the reference instrument.

Mortgage Related Securities. Certain Funds may invest in mortgage related securities which represent pools of mortgage loans assembled for sale to investors by various governmental agencies, such as Ginnie Mae, by government sponsored organizations, such as Fannie Mae and Freddie Mac, as well as by private issuers, such as commercial banks, savings and loan institutions, mortgage bankers and private mortgage insurance companies.

The average maturity of pass-through pools of mortgage related securities in which certain of the Funds may invest varies with the maturities of the underlying mortgage instruments. In addition, a pool’s stated maturity may be shortened by unscheduled payments on the underlying mortgages. Factors affecting mortgage prepayments include the level of interest rates, general economic and social conditions, the location of the mortgaged property and age of the mortgage. Because prepayment rates of individual mortgage pools vary widely, the average life of a particular pool cannot be predicted accurately.

Mortgage related securities may be classified as private, governmental or government-related, depending on the issuer or guarantor. Private mortgage related securities represent pass-through pools consisting principally of conventional residential mortgage loans created by non-governmental issuers, such as commercial banks, savings and loan associations and private mortgage insurance companies. Governmental mortgage related securities are backed by the full faith and credit of the United States. Ginnie Mae, the principal U.S. guarantor of these securities, is a wholly-owned U.S. government corporation within the Department of Housing and Urban Development. Government-related mortgage related securities are not backed by the full faith and credit of the United States. Issuers include Fannie Mae and Freddie Mac. Fannie Mae is a government-sponsored corporation owned entirely by private stockholders, which is subject to general regulation by the Secretary of Housing and Urban Development. Pass-through securities issued by Fannie Mae are guaranteed as to timely payment of principal and interest by Fannie Mae. Freddie Mac is a stockholder-owned corporation chartered by Congress, which is subject to general regulation by the Secretary of Housing and Urban Development. Participation certificates representing interests in mortgages from Freddie Mac’s national portfolio are guaranteed as to the timely payment of interest and ultimate collection of principal by Freddie Mac.

Private, governmental or government-related entities may create mortgage loan pools offering pass-through investments in addition to those described above. The mortgages underlying these securities may be alternative mortgage instruments, that is, mortgage instruments whose principal or interest payments may vary or whose terms to maturity may be shorter than previously customary. The portfolio manager assesses new types of mortgage related securities as they are developed and offered to determine their appropriateness for investment by the relevant Fund.

Several risks are associated with mortgage related securities generally. The monthly cash inflow from the underlying loans, for example, may not be sufficient to meet the monthly payment requirements of the mortgage related security. Prepayment of principal by mortgagors or mortgage foreclosures will shorten the term of the underlying mortgage pool for a mortgage related security. Early returns of principal will affect the average life of the mortgage related securities in these Funds. The occurrence of mortgage prepayments is affected by factors including the level of interest rates, general economic conditions, the location and age of the mortgage and other social and demographic conditions. In periods of rising interest rates, the rate of prepayment tends to decrease, thereby lengthening the average life of a pool of mortgage related securities. Conversely, in periods of falling interest rates the rate of prepayment tends to increase, thereby shortening the average life of a pool. Reinvestment of prepayments may occur at higher or lower interest rates than the original investment, thus affecting the yield of these Funds. Because prepayments of principal generally occur when interest rates are declining, a Fund will likely have to reinvest the proceeds of prepayments at lower interest rates than those at which its assets were previously invested, resulting in a corresponding decline in the Fund’s yield. Thus, mortgage related securities may have less potential for capital appreciation in periods of falling interest rates than other fixed income securities of comparable maturity, although those other fixed income securities may have a comparable risk of decline in market value in periods of rising interest rates. To the extent that these Funds purchase mortgage related securities at a premium, unscheduled prepayments, which are made at par, will result in a loss equal to any unamortized premium.

Adjustable rate mortgage related securities (“ARMs”) have interest rates that reset at periodic intervals, thereby allowing certain Funds to participate in increases in interest rates through periodic adjustments in the coupons of the underlying mortgages, resulting in both higher current yields and lower price fluctuation than would be the case with more traditional long-term debt securities. Furthermore, if prepayments of principal are made on the underlying mortgages during periods of rising interest rates, these Funds generally will be able to reinvest these amounts in securities with a higher current rate of return. None of these Funds, however, will benefit from increases in interest rates to the extent that interest rates rise to the point at which they cause the current yield of ARMs to exceed the maximum allowable annual or lifetime reset limits (or “caps”) for a particular mortgage. In addition, fluctuations in interest rates above these caps could cause ARMs to behave more like long-term fixed rate securities in response to extreme movements in interest rates. As a result, during periods of volatile interest rates, these Funds’ net asset values may fluctuate more than if they did not purchase ARMs. Moreover, during periods of rising interest rates, changes in the coupon of the adjustable rate mortgages will slightly lag changes in market rates, creating the potential for some principal loss for shareholders who redeem their shares of these Funds before the interest rates on the underlying mortgages are adjusted to reflect current market rates.

Collateralized mortgage related securities (“CMOs”) are obligations fully collateralized by a portfolio of mortgages or mortgage related securities. Payments of principal and interest on the mortgages are passed through to the holders of the CMOs on the same schedule as they are received, although certain classes of CMOs have priority over others with respect to the receipt of prepayments on the mortgages. Therefore, depending on the type of CMOs in which these Funds invest, the investment may be subject to a greater or lesser risk of prepayment than other types of mortgage related securities.

Further, if the Fund purchases mortgage-backed or asset-backed securities that are "subordinated" to other interests in the same mortgage pool, the Fund as a holder of those securities may only receive payments after the pool's obligations to other investors have been satisfied. An unexpectedly high rate of defaults on the mortgages held by a mortgage pool may limit substantially the pool's ability to make payments of principal or interest to the Fund as a holder of such subordinated securities, reducing the values of those securities or in some cases rendering them worthless; the risk of such defaults is generally higher in the case of mortgage pools that include so-called "subprime" mortgages. An unexpectedly high or low rate of prepayments on a pool's underlying mortgages may have a similar effect on subordinated securities. A mortgage pool may issue securities to various levels of subordination; the risk of non-payment affects securities at each level, although the risk is greater in the case of more highly subordinated securities.

Mortgage related securities may not be readily marketable. To the extent any of these securities are not readily marketable in the judgment of the portfolio manager, each of these Funds limits its investments in these securities, together with other illiquid instruments, to not more than 15% of the value of its net assets.

Supranational Agencies. Each Fund may invest up to 10% of its assets in debt obligations of supranational agencies such as the International Bank for Reconstruction and Development (commonly referred to as the World Bank), which was chartered to finance development projects in developing member countries; the European Union, which is a twelve-nation organization engaged in cooperative economic activities; and the Asian Development Bank, which is an international development bank established to lend funds, promote investment and provide technical assistance to member nations in the Asian and Pacific regions. Debt obligations of supranational agencies are not considered Government Securities and are not supported, directly or indirectly, by the U.S. Government.

Municipal Obligations. The term “Municipal Obligations” as used in the Prospectuses and this SAI means debt obligations issued by, or on behalf of, states, territories and possessions of the United States and the District of Columbia and their political subdivisions, agencies and instrumentalities or multistate agencies or authorities, the interest from which debt obligations is, in the opinion of bond counsel to the issuer, excluded from gross income for regular federal income tax purposes. Municipal Obligations generally are understood to include debt obligations issued to obtain funds for various public purposes, including the construction of a wide range of public facilities, refunding of outstanding obligations, payment of general operating expenses and extensions of loans to public institutions and facilities. Private activity bonds that are issued by or on behalf of public authorities to finance privately operated facilities are considered to be Municipal Obligations if the interest paid on them qualifies as excluded from gross income (but not necessarily from alternative minimum taxable income) for federal income tax purposes in the opinion of bond counsel to the issuer.

Opinions relating to the validity of Municipal Obligations and to the exemption of interest on them from federal income taxes are rendered by bond counsel to the respective issuers at the time of issuance. Neither the Trust nor the portfolio manager will review the proceedings relating to the issuance of Municipal Obligations or the basis for opinions of counsel.

Municipal Obligations may be issued to finance life care facilities, which are an alternative form of long-term housing for the elderly that offer residents the independence of a condominium life-style and, if needed, the comprehensive care of nursing home services. Bonds to finance these facilities have been issued by various state industrial development authorities. Because the bonds are secured only by the revenues of each facility and not by state or local government tax payments, they are subject to a wide variety of risks, including a drop in occupancy levels, the difficulty of maintaining adequate financial reserves to secure estimated actuarial liabilities, the possibility of regulatory cost restrictions applied to health care delivery and competition from alternative health care or conventional housing facilities.

Even though Municipal Obligations are interest-bearing investments that promise a stable flow of income, their prices are inversely affected by changes in interest rates and, therefore, are subject to the risk of market price fluctuations. The values of Municipal Obligations with longer remaining maturities typically fluctuate more than those of similarly rated Municipal Obligations with shorter remaining maturities. The values of Municipal Obligations also may be affected by changes in the credit rating or financial condition of the issuing entities.

Tax legislation may affect the supply of, and the demand for, Municipal Obligations, as well as the tax-exempt nature of interest paid on those obligations. Neither the Trust nor the portfolio manager can predict with certainty the effect of tax law changes upon the Municipal Obligation market, including the availability of instruments for investment by a Fund. In addition, neither the Trust nor the portfolio manager can predict whether additional legislation adversely affecting the Municipal Obligation market will be enacted in the future. The Trust monitors legislative developments and considers whether changes in the objective or policies of a Fund need to be made in response to those developments. If legislation were enacted that would treat a type of Municipal Obligation as taxable for federal income tax purposes, the Trust would treat the security as a permissible taxable money market instrument for the Fund within the applicable limits set forth in the Prospectuses.

Municipal Obligation Components. Certain Funds may invest in Municipal Obligations the interest rate on which has been divided by the issuer into two different and variable components, which together result in a fixed interest rate. Typically, the first of the components (the “Auction Component”) pays an interest rate that is reset periodically through an auction process, whereas the second of the components (the “Residual Component”) pays a residual interest rate based on the difference between the total interest paid by the issuer on the Municipal Obligation and the auction rate paid on the Auction Component. A Fund may purchase both Auction and Residual Components. Because the interest rate paid to holders of Residual Components is generally determined by subtracting the interest rate paid to the holders of Auction Components from a fixed amount, the interest rate paid to Residual Component holders will decrease as the Auction Component’s rate increases and decrease as the Auction Component’s rate increases. Moreover, the extent of the increases and decreases in market value of Residual Components may be larger than comparable changes in the market value of an equal principal amount of a fixed rate Municipal Obligation having similar credit quality, redemption provisions and maturity.

Municipal Leases. Included among Municipal Obligations in which a Fund may invest are participations in lease obligations or installment purchase contracts issued by state or local governmental authorities (“Municipal Leases”) to obtain funds to acquire a wide variety of equipment and facilities.

Although Municipal Leases do not normally constitute general obligations of the municipality, they are ordinarily backed by the municipality's agreement to make the payments due under the obligation. These obligations have evolved to make it possible for state and local government authorities to acquire property and equipment without meeting constitutional and statutory requirements for the issuance of debt. Thus, Municipal Leases have additional risks not normally associated with other Municipal Obligations. Municipal Leases may contain "non-appropriation" clauses that provide that the governmental issuer of the obligation has no obligation to make future payments under the lease or contract unless money is appropriated for those purposes by the legislative body on a yearly or other periodic basis. There have been challenges to the legality of lease financing in some states and, from time to time, certain municipalities have considered not appropriating funds for lease payments. Moreover, although some Municipal Leases will be secured by the leased equipment and facilities, the disposition of the equipment or facilities in the event of foreclosure might prove to be difficult.

Municipal Leases that a Fund may acquire will be both rated and unrated. Rated Municipal Leases that may be held by a Fund include those rated investment grade at the time of investment or those issued by issuers whose senior debt is rated investment grade at the time of investment. A Fund may acquire unrated issues that the portfolio manager deems to be comparable in quality to rated issues in which a Fund is authorized to invest. A determination that an unrated lease obligation is comparable in quality to a rated lease obligation and that there is a reasonable likelihood that the lease will not be canceled will be subject to oversight and approval by the Board.

An unrated Municipal Lease with a non-appropriation risk that is backed by an irrevocable bank letter of credit or an insurance policy issued by a bank or insurer deemed by the portfolio manager to be of high quality and minimal credit risk will not be deemed to be illiquid solely because the underlying municipal lease is unrated, if the portfolio manager determines that the lease is readily marketable because it is backed by the letter of credit or insurance policy.

Municipal Leases held by a Fund may be considered illiquid and therefore subject to a Fund’s limitation on the purchase of illiquid investments, unless the Board determines on an ongoing basis that an adequate trading market exists for the Municipal Lease. In determining the liquidity of a Municipal Lease, in accordance with methods adopted by the Board, the following factors relating to the security are considered, among others: (i) the frequency of trades and quotes; (ii) the number of dealers willing to purchase or sell the security; (iii) the willingness of dealers to undertake to make a market; (iv) the nature of the marketplace trades; and (v) the likelihood that the obligation will continue to be marketable based on the credit quality of the municipality or relevant obligor.

Floating and Variable Rate Instruments. Certain Funds may invest in floating and variable rate instruments. Income securities may provide for floating or variable rate interest or dividend payments. The floating or variable rate may be determined by reference to a known lending rate, such as a bank’s prime rate, a certificate of deposit rate or the London InterBank Offered Rate (LIBOR). Alternatively, the rate may be determined through an auction or remarketing process. The rate also may be indexed to changes in the values of interest rate or securities indexes, currency exchange rate or other commodities. Variable and floating rate securities tend to be less sensitive than fixed rate securities to interest rate changes and tend to have higher yields when interest rates increase. However, during periods of rising interest rates, changes in the interest rate of an adjustable rate security may lag changes in market rates.

The amount by which the rates paid on an income security may increase or decrease may be subject to periodic or lifetime caps. Fluctuations in interest rates above these caps could cause adjustable rate securities to behave more like fixed rate securities in response to extreme movements in interest rates.

Floating and variable rate income securities include securities whose rates vary inversely with changes in market rates of interest. Such securities may also pay a rate of interest determined by applying a multiple to the variable rate. The extent of increases and decreases in the value of securities whose rates vary inversely with changes in market rates of interest generally will be larger than comparable changes in the value of an equal principal amount of a fixed rate security having similar credit quality, redemption provisions and maturity.

Certain Funds may purchase floating and variable rate demand bonds and notes, which are debt securities ordinarily having stated maturities in excess of one year but which permit their holder to demand payment of principal at any time or at specified intervals. Variable rate demand notes include master demand notes, which are obligations that permit a Fund to invest fluctuating amounts, which may change daily without penalty, pursuant to direct arrangements between the Fund, as lender, and the borrower. These obligations have interest rates that fluctuate from time to time and frequently are secured by letters of credit or other credit support arrangements provided by banks. Use of letters of credit or other credit support arrangements will not adversely affect the tax-exempt status of variable rate demand notes. Because they are direct lending arrangements between the lender and borrower, variable rate demand notes generally will not be traded and no established secondary market generally exists for them, although they are redeemable at face value. If variable rate demand notes are not secured by letters of credit or other credit support arrangements, a Fund’s right to demand payment will be dependent on the ability of the borrower to pay principal and interest on demand. Each obligation purchased by a Fund will meet the quality criteria established by GEAM for the purchase of debt securities. GEAM considers on an ongoing basis the creditworthiness of the issuers of the floating and variable rate demand obligations in the relevant Fund’s portfolio.

Participation Interests. Certain Funds may purchase from financial institutions participation interests in certain Municipal Obligations. A participation interest gives the Fund an undivided interest in the Municipal Obligation in the proportion that the Fund’s participation interest bears to the total principal amount of the Municipal Obligation. These instruments may have fixed, floating or variable rates of interest. If the participation interest is unrated, or has been given a rating below one that is otherwise permissible for purchase by a Fund, the participation interest will be backed by an irrevocable letter of credit or guarantee of a bank that the Board has determined meets certain quality standards, or the payment obligation otherwise will be collateralized by Government Securities. A Fund will have the right, with respect to certain participation interests, to demand payment, on a specified number of days’ notice, for all or any part of the Fund’s participation interest in the Municipal Obligation, plus accrued interest. The Trust intends that a Fund exercise its right to demand payment only upon a default under the terms of the Municipal Obligation, or to maintain or improve the quality of its investment portfolio. A Fund will invest no more than 5% of the value of its total assets in participation interests.

Zero Coupon Obligations. Certain Funds may invest in zero coupon obligations. Zero coupon obligations generally pay no cash interest (or dividends in the case of preferred stock) to their holders prior to maturity. Accordingly, such securities usually are issued and traded at a deep discount from their face or par value and generally are subject to greater fluctuations of market value in response to changing interest rates than securities of comparable maturities and credit quality that pay cash interest (or dividends in the case of preferred stock) on a current basis. Although each of these Funds will receive no payments on its zero coupon obligations prior to their maturity or disposition, it will be required for federal income tax purposes generally to include in its dividends each year an amount equal to the annual income that accrues on its zero coupon obligations. Such dividends will be paid from the cash assets of the Fund, from borrowings or by liquidation of portfolio securities, if necessary, at a time that the Fund otherwise would not have done so. To the extent these Funds are required to liquidate thinly traded securities, the Funds may be able to sell such securities only at prices lower than if such securities were more widely traded. The risks associated with holding securities that are not readily marketable may be accentuated at such time. To the extent the proceeds from any such dispositions are used by these Funds to pay distributions, each of those Funds will not be able to purchase additional income-producing securities with such proceeds, and as a result its current income ultimately may be reduced.

The Strategic Investment Fund and the High Yield Fund may each invest up to 10% of its assets in zero coupon obligations. Zero coupon obligations are generally divided into two categories: “Pure Zero Obligations,” which are those that pay no interest for their entire life, and “Zero/Fixed Obligations,” which pay no interest for some initial period and thereafter pay interest currently. In the case of a Pure Zero Obligation, the failure to pay interest currently may result from the obligation’s having no stated interest rate, in which case the obligation pays only principal at maturity and is sold at a discount from its stated principal. A Pure Zero Obligation may, in the alternative, provide for a stated interest rate, but provide that no interest is payable until maturity, in which case accrued, unpaid interest on the obligation may be capitalized as incremental principal. The value to the investor of a zero coupon obligation consists of the economic accretion either of the difference between the purchase price and the nominal principal amount (if no interest is stated to accrue) or of accrued, unpaid interest during the life or payment deferral period of the obligation.

Custodial Receipts. Certain Funds may acquire custodial receipts or certificates underwritten by securities dealers or banks that evidence ownership of future interest payments, principal payments, or both, on certain Municipal Obligations. The underwriter of these certificates or receipts typically purchases Municipal Obligations and deposits the obligations in an irrevocable trust or custodial account with a custodian bank, which then issues receipts or certificates that evidence ownership of the periodic unmatured coupon payments and the final principal payment on the obligations. Custodial receipts evidencing specific coupon or principal payments have the same general attributes as zero coupon obligations described above. Although under the terms of a custodial receipt a Fund would be typically authorized to assert its rights directly against the issuer of the underlying obligation, the Fund could be required to assert through the custodian bank those rights as may exist against the underlying issuers. Thus, in the event the underlying issuer fails to pay principal and/or interest when due, a Fund may be subject to delays, expenses and risks that are greater than those that would have been involved if the Fund had purchased a direct obligation of the issuer. In addition, in the event that the trust or custodial account in which the underlying security has been deposited is determined to be an association taxable as a corporation, instead of a non-taxable entity, the yield on the underlying security would be reduced in recognition of any taxes paid.

Government Stripped Mortgage Related Securities. Certain Funds may invest in government stripped mortgage related securities issued and guaranteed by Ginnie Mae, Fannie Mae or Freddie Mac. These securities represent beneficial ownership interests in either periodic principal distributions (“principal only” or “PO”) or interest distributions (“interest only” or “IO”) on mortgage related certificates issued by Ginnie Mae, Fannie Mae or Freddie Mac. The certificates underlying the government stripped mortgage related securities represent all or part of the beneficial interest in pools of mortgage loans. These Funds will invest in government stripped mortgage related securities in order to enhance yield or to benefit from anticipated appreciation in value of the securities at times when GEAM believes that interest rates will remain stable or increase. In periods of rising interest rates, the expected increase in the value of government stripped mortgage related securities may offset all or a portion of any decline in value of the securities held by these Funds.

Investing in government stripped mortgage related securities involves risks normally associated with investing in mortgage related securities issued by government or government related entities. In addition, the yields on government stripped mortgage related securities are extremely sensitive to prepayment on the mortgage loans underlying the certificates collateralizing the securities. If a decline in the level of prevailing interest rates results in a rate of principal prepayments higher than anticipated, distributions of principal will be accelerated, thereby reducing the yield to maturity on IO government stripped mortgage related securities and increasing the yield to maturity on PO government stripped mortgage related securities. Sufficiently high prepayment rates could result in these Funds’ not fully recovering their initial investment in an IO government stripped mortgage related security. The sensitivity of an IO security that represents the interest portion of a particular class, as opposed to the interest portion of an entire pool, to interest rate fluctuations, may be increased because of the characteristics of the principal portion to which they relate.

Government stripped mortgage related securities are currently traded in an over-the-counter market maintained by several large investment banking firms. No assurance can be given that these Funds will be able to effect a trade of a government stripped mortgage related security at a desired time. These Funds will acquire government stripped mortgage related securities only if a secondary market for the securities exists at the time of acquisition. Except for government stripped mortgage related securities based on fixed rate Fannie Mae and Freddie Mac mortgage certificates that meet certain liquidity criteria established by the Trust’s Board, the Fund treats government stripped mortgage related securities as illiquid and will limit each Fund’s investments in these securities, together with other illiquid investments, to not more than 15% of its net assets.

Asset-Backed and Receivable-Backed Securities. Certain Funds may invest in securities issued by trusts and special purpose corporations with principal and interest payouts backed by, or supported by, any of various types of assets. These assets typically include receivables related to the purchase of automobiles, credit card loans, and home equity loans. These securities generally take the form of a structured type of security, including pass-through, pay-through, and stripped interest payout structures similar to the Collateralized Mortgage Obligation or CMO structure. Investments in these and other types of asset-backed securities must be consistent with the investment objectives and policies of the Funds.

The yield characteristics of asset-backed securities differ from traditional debt securities. Among the major differences are that interest and principal payments are made more frequently, usually monthly, and that principal may be prepaid at any time because the underlying assets generally may be prepaid at any time. As a result, if the Funds purchase such a security at a premium, a prepayment rate that is faster than expected will reduce yield to maturity, while a prepayment rate that is slower than expected will have the opposite effect of increasing yield to maturity. Alternatively, if the Funds purchase these securities at a discount, faster than expected prepayments will increase, while slower than expected prepayments will reduce, yield to maturity. The portfolio manager will seek to manage these risks (and potential benefits) by diversifying its investments in such securities and through hedging techniques.

Asset-backed securities involve certain risks that are not posed by other types of CMO securities, resulting mainly from the fact that asset-backed securities do not usually contain the complete benefit of a security interest in the related collateral. For example, credit card receivables generally are unsecured and the debtors are entitled to the protection of a number of state and Federal consumer credit laws, some of which may reduce the ability to obtain full payment. In the case of automobile receivables, due to various legal and economic factors, proceeds from repossessed collateral may not always be sufficient to support payments on these securities.

Collateralized Bond Obligations (“CBOs”), Collateralized Loan Obligations (“CLOs”) and Other Collateralized Debt Obligations (“CDOs”). Certain Funds may invest in CBOs, CLOs and other CDOs, which are debt instruments backed solely by a pool of other debt securities. The risks of an investment in a CBO, CLO or other CDO depend largely on the type of the collateral securities (which would have the risks described elsewhere in this document for that type of security) and the class of the CBO, CLO or other CDO in which a Fund invests. Some CBOs, CLOs and other CDOs have credit ratings, but are typically issued in various classes with various priorities. Normally, CBOs, CLOs and other CDOs are privately offered and sold (that is, not registered under the securities laws) and may be characterized by the Funds as illiquid securities, but an active dealer market may exist for CBOs, CLOs and other CDOs that qualify for Rule 144A transactions. In addition to the normal interest rate, default and other risks of fixed income securities discussed elsewhere in this document, CBOs, CLOs and other CDOs carry additional risks, including the possibility that distributions from collateral securities will not be adequate to make interest or other payments, the quality of the collateral may decline in value or default, the Funds may invest in CBOs, CLOs or other CDOs that are subordinate to other classes, volatility in values, and the complex structure of the security may not be fully understood at the time of investment and produce disputes with the issuer or unexpected investment results.

Mortgage Dollar Rolls. Certain Funds may, with respect to up to 33 1/3% of their total assets, enter into mortgage “dollar rolls” in which the Fund sells securities for delivery in the current month and simultaneously contracts with the same counterparty to repurchase similar (same type, coupon and maturity) but not identical securities on a specified future date. The Fund loses the right to receive principal and interest paid on the securities sold. However, the Fund would benefit to the extent of any proceeds received for the securities sold and the lower forward price for the future purchase (often referred to as the “drop”) or fee income plus the interest earned on the cash proceeds of the securities sold until the settlement date of the forward purchase. Unless such benefits exceed the income, capital appreciation and gain or loss due to mortgage repayments that would have been realized on the securities sold as part of the mortgage dollar roll, the use of this technique will diminish the investment performance of the Fund compared with what such performance would have been without the use of mortgage dollar rolls. The Fund will hold and maintain in a segregated account until the settlement date cash or liquid assets in an amount equal to the forward purchase price. The benefits derived from the use of mortgage dollar rolls may depend upon the portfolio manager’s ability to predict correctly mortgage prepayments and interest rates. There is no assurance that mortgage dollar rolls can be successfully employed.

For financial reporting and tax purposes, each of these Funds proposes to treat mortgage dollar rolls as two separate transactions: one involving the purchase of a security and a separate transaction involving a sale. The Funds do not currently intend to enter into mortgage dollar rolls that are accounted for as a financing.

Short Sales Against the Box. Certain Funds may sell securities “short against the box.” Whereas a short sale is the sale of a security a Fund does not own, a short sale is “against the box” if at all times during which the short position is open, the Fund owns at least an equal amount of the securities or securities convertible into, or exchangeable without further consideration for, securities of the same issue as the securities sold short.

World Equity Benchmark Shares (WEBs) and Other Index-related Securities. Certain Funds may invest in exchange-traded funds, which are baskets of securities designed to generally track an index or a foreign market, such as IShares or Standard & Poor’s Depositary Receipts (“SPDRs”). These securities are considered to be investment companies for purposes of the Funds’ investment limitations.

Portfolio Holdings.

The Funds’ portfolio holdings must be adequately protected to prevent the misuse of that information by a third party to the potential detriment of the shareholders. Accordingly, the Funds have adopted, and the Board has approved, policies and procedures designed to ensure that the disclosure of the Funds’ portfolio holdings is in the best interest of the Funds’ shareholders in the manner described below. GEAM and the Board may amend these policies and procedures at any time without prior notice.

Various non-Fund advisory clients of GEAM may hold securities substantially similar to those securities held by the Funds. Although GEAM has also adopted policies and procedures regarding the selective disclosure of the contents of those other portfolios, those policies and procedures contain different procedures and limitations than the policies and procedures that apply to the disclosure of the Funds’ portfolio holdings.

The Funds’ portfolio holdings are made public, as required by law, in the Funds’ annual and semi-annual reports. These reports are filed with the SEC and mailed to shareholders within 60 days after the end of the relevant fiscal period. In addition, as required by law, the Funds’ portfolio holdings as of fiscal quarter end are reported to the SEC, and posted to the Funds’ website, within 60 days after the end of the Funds’ first and third fiscal quarters so that they are available to any interested person.

The following information is also available on the Funds’ website (http://www.gefunds.com) or by calling 1-800-242-0134:

1. A complete listing of each Funds’ portfolio holdings and related information (such as number of shares, value and percentage of the portfolio) will be available to any interested person as of each month-end, at least 30 days following the month-end; and

2. Top ten portfolio holdings and related information (such as number of shares, value and percentage of the portfolio) for all Funds will be available to any interested person as of each month-end, at least 15 days after the month-end.

3. Characteristics of securities (such as number of shares, principal amount of bonds, percentage of portfolio, sector, country, regional, quality and duration breakdowns, depending on the type of account) held in any of the Funds based on entire portfolio (or a portion thereof) will be available to any interested person as of each month-end, at least 15 days after the month-end on the Funds’ website.

This information will be available on the Funds’ website until updated for the next appropriate period. This information may be disclosed to any person no earlier than one day after it has been posted to the website.

Selective (i.e. non-public) disclosures of portfolio holdings information relating to the Funds, even if subject to the conditions specified in the portfolio holdings policies and procedures, should be done only where legitimate business purposes of the Fund are served and the potential and actual conflicts of interest between the Fund and their affiliates are reviewed and considered.

Selective disclosures could be considered to serve the legitimate business purposes of the Funds, if: (1) done to further the interests of the Funds or (2) the disclosure is not expected to result in harm to the Funds (such harm could occur by permitting third parties to trade ahead of, or front run, the Funds or to effect trades in shares of the Funds with portfolio holdings information that other current or potential investors do not have). For example, certain vendors of GEAM or the Funds provide services that are essential in the operations of the Funds, or assist GEAM in providing services to the Funds or in conducting its investment management business activities in general. In order to properly perform these services, these vendors typically need to obtain Fund portfolio holdings information on a very frequent and timely basis, often on the same day it is derived. In addition, certain institutional Fund clients (and their representatives) may require us to provide them with more timely portfolio holdings informationfor their review, in fulfillment of their fiduciary obligations.

Potential and actual conflicts of interest between the Funds and their affiliates must also be reviewed and considered. For example, there may be situations where the selective disclosure of Fund portfolio holdings information facilitates portfolio management activities or the potential growth of the Funds, which could legitimately serve the common interests of both the Funds and GEAM or its affiliates. However, such selective disclosures should not be made for the benefit of GEAM or its affiliates, such as the receipt of compensation for the disclosure of those portfolio holdings, without also considering whether the disclosure would be in the interests of the Funds or, at a minimum, result in no harm to the Funds.

The following conditions must be met in order to disclose Fund portfolio holdings information before it is released and made available to the public:

(1) Any Senior Vice President or Vice President of GEAM’s Legal department or GEAM’s General Counsel; (2) any Manager of GEAM’s Compliance department; and (3) the Chief Investment Officer, or other individual in a senior management position of the applicable Fund, (i) must be informed of each arrangement involving selective disclosure of Fund portfolio holdings information, (ii) must analyze it to determine potential and actual conflicts of interest in an effort to minimize those conflicts to the extent reasonable and practicable and (iii) must authorize its occurrence; and

(2) Depending on the type of recipient, the recipient of the information must agree in writing to maintain the confidentiality of the information provided (or the recipient must be subject to professional or ethical obligations not to disclose or improperly use the information, such as would apply to independent public accounting firms and legal counsel), and not to trade on the basis of the information provided in any account over which it has influence or control, until the public release of the information. With respect to mutual fund investors (and their representatives), the disclosure is limited to month-ending date information that is provided at least 15 days following the month-end; and

(3) GEAM’s CIMs department must maintain a list of all entities that receive selective disclosure of portfolio holdings and the reason for such disclosure.

Other entities not subject to the conditions described above also may be provided portfolio holdings information on a daily basis without any delay in transmission if they are subject to professional or ethical obligations not to disclose or improperly use the information (e.g., independent public accounting firms and legal counsel).

Various broker-dealers or futures commission merchants not subject to the conditions described above also may be provided portfolio holdings information daily without any delay in transmission in connection with the purchase or sale of securities, requests for price quotations on securities or bids on securities.

A custodian not subject to the conditions described above also may be provided portfolio holdings information daily without any delay in transmission in connection with the provision of custodial services to the mutual fund.

As of the date of this SAI, the Fund provides its portfolio holdings to the following entities as of a date more frequent than month-end and/or prior to the time lag period (i.e., 30 days or 15 days) set forth above:

•	Custodian (sub-custodians) and accounting agent;

•	Securities lending agent(s);

•	Proxy voting agent(s);

•	Transfer agent (in the event of a redemption or purchase in-kind);

•	Sub-adviser(s);

•	A GE affiliated provider of certain administrative functions;

•	Legal counsel to the Funds, GEAM or non-interested Trustees of the Funds;

•	Auditor(s);

•	Financial printer(s);

•	Provider(s) of attribution and/or portfolio analysis, including:

•	FactSet Research Systems, Inc.

•	Richards & Tierney, Inc.

•

Other recipients could include various stock markets and exchanges, regulatory authorities and, to a more limited extent, the issuers of securities held by the Funds with respect to only the securities of the particular issuer.

Neither the Funds nor GEAM receive separate compensation with respect to the selective disclosure of portfolio holdings from any recipient of such information.

The Funds will make reasonable efforts to work with the entities listed above to obtain written acknowledgements and to implement the conditions described above. GEAM’s compliance department will analyze no less frequently than annually the shareholder records of the Fund in an effort to determine whether any Fund client or critical vendor violated the no trading ban that is in effect until the public release of the portfolio holdings information. GEAM’s compliance department will review the findings of the analysis with GEAM’s legal department. However, such a monitoring effort is not likely to detect every misuse of that information, particularly if concealed in some fashion. Certain employees of GEAM and GE Investment Distributors, Inc. (“GEID”) may also have access to that non-public portfolio information, but those employees will normally be subject to a code of ethics and other policies and procedures intended to prevent misconduct.

There can be no assurance that the Funds’ policies and procedures on disclosure of portfolio holdings will protect the Funds from misuse of such information by individuals or entities that come into possession of the information.

INVESTMENT RESTRICTIONS

Each Fund is subject to fundamental and non-fundamental investment policies and limitations. Under the 1940 Act, fundamental investment policies and limitations may not be changed without the vote of a majority of the outstanding voting securities (as defined in the 1940 Act) of the Fund.

The following policies and limitations supplement those described in the Prospectuses and this SAI. Investment restrictions numbered 1 through 12 below have been adopted by the Trust as fundamental policies of all of the Funds. Under the 1940 Act, a fundamental policy may not be changed with respect to a Fund without the vote of a majority of the outstanding voting securities (as defined in the 1940 Act) of the Fund. Investment restrictions 13 through 15 may be changed by a vote of the Board at any time.

1. No Fund may borrow money, except that a Fund may enter into reverse repurchase agreements and except that each Fund may borrow from banks for temporary or emergency (not leveraging) purposes, including the meeting of redemption requests and cash payments of dividends and distributions that might otherwise require the untimely disposition of securities, in an amount not to exceed 33-1/3% of the value of the Fund’s total assets (including the amount borrowed) valued at market less liabilities (not including the amount borrowed) at the time the borrowing is made. Whenever borrowings of 5% or more of a Fund’s total assets are outstanding, including reverse repurchase agreements, the Fund will not make any additional investments.

2. No Fund may lend its assets or money to other persons, except through (a) purchasing debt obligations, (b) lending portfolio securities in an amount not to exceed 30% of the Fund’s total assets taken at market value, (c) entering into repurchase agreements, (d) trading in financial futures contracts, index futures contracts, securities indexes and options on financial futures contracts, options on index futures contracts, options on securities and options on securities indexes and (e) entering into variable rate demand notes.

3. No Fund may purchase securities (other than Government Securities) of any issuer if, as a result of the purchase, more than 5% of the Fund’s total assets would be invested in the securities of the issuer, except that (a) up to 25% of the value of the total assets of each non-money market Fund may be invested without regard to this limitation, and (b) the Money Market Fund may hold more than 5% of its total assets in the securities of an issuer to the extent permitted by Rule 2a-7 under the 1940 Act. All securities of a foreign government and its agencies will be treated as a single issuer for purposes of this restriction.

4. No Fund may purchase more than 10% of the voting securities of any one issuer, or more than 10% of the outstanding securities of any class of issuer, except that (a) this limitation is not applicable to a Fund’s investments in Government Securities and (b) up to 25% of the value of the assets of a non-money market Fund may be invested without regard to these 10% limitations. All securities of a foreign government and its agencies will be treated as a single issuer for purposes of this restriction.

5. No Fund may invest more than 25% of the value of its total assets in securities of issuers in any one industry. For purposes of this restriction, the term industry will be deemed to include (a) the government of any one country other than the United States, but not the U.S. Government and (b) all supranational organizations. In addition, securities held by the Money Market Fund that are issued by domestic banks are excluded from this restriction. However, each foreign country’s banks are regarded as a separate industry.

6. No Fund may underwrite any issue of securities, except to the extent that the sale of portfolio securities in accordance with the Fund’s investment objective, policies and limitations may be deemed to be an underwriting, and except that the Fund may acquire securities under circumstances in which, if the securities were sold, the Fund might be deemed to be an underwriter for purposes of the Securities Act of 1933, as amended.

7. No Fund may purchase or sell real estate or real estate limited partnership interests, or invest in oil, gas or mineral leases, or mineral exploration or development programs, except that a Fund may (a) invest in securities secured by real estate, mortgages or interests in real estate or mortgages, (b) purchase securities issued by companies that invest or deal in real estate, mortgages or interests in real estate or mortgages, (c) engage in the purchase and sale of real estate as necessary to provide it with an office for the transaction of business or (d) acquire real estate or interests in real estate securing an issuer’s obligations in the event of a default by that issuer.

8. No Fund may make short sales of securities or maintain a short position, unless at all times when a short position is open, the Fund owns an equal amount of the securities or securities convertible into or exchangeable for, without payment of any further consideration, securities of the same issue as, and equal in amount to, the securities sold short.

9. No Fund may purchase securities on margin, except that a Fund may obtain any short-term credits necessary for the clearance of purchases and sales of securities. For purposes of this restriction, the deposit or payment of initial or variation margin in connection with futures contracts, financial futures contracts or related options, and options on securities, options on securities indexes and options on currencies will not be deemed to be a purchase of securities on margin by a Fund.

10. No Fund may invest in commodities, except that each non-money market Fund may invest in futures contracts (including financial futures contracts, index futures contracts or securities index futures contracts) and related options and other similar contracts (including foreign currency forward, futures and options contracts) as described in this SAI and in each Prospectus.

11. No Fund may invest in companies for the purpose of exercising control or management.

12. No Fund may issue senior securities except as otherwise permitted by the 1940 Act and as otherwise permitted herein.

13. No Fund may purchase illiquid investments if more than 15% of the net assets of the Fund would be invested in illiquid securities; the Money Market Fund will not purchase illiquid investments. For purposes of this restriction, illiquid investments are securities that cannot be disposed of by a Fund within seven days in the ordinary course of business at approximately the amount at which the Fund has valued the securities.

14. No Fund may purchase restricted securities if more than 10% of the total assets of the Fund would be invested in restricted securities. Restricted securities are securities that are subject to contractual or legal restrictions on transfer, excluding for purposes of this restriction, restricted securities that are eligible for resale pursuant to Rule 144A under the Securities Act of 1933, as amended (“Rule 144A Securities”), that have been determined to be liquid by the Board based upon the trading markets for the securities.

15. Each of the Funds, with the exception of the Strategic Investment Fund, invests, under normal circumstances, at least 80% of its net assets plus borrowings for investment purposes in the type of investments implied by its name. Each of the Funds will provide shareholders at least 60 days prior notice before changing this non-fundamental policy.

Notes to Investment Restrictions

The percentage limitations in the restrictions listed above apply at the time of purchase of securities. For purposes of investment restriction number 5 above, the Trust may use the industry classifications reflected by the S&P 500 Index, if applicable at the time of determination. For all other portfolio holdings, the Trust may use the Directory of Companies Required to File Annual Reports with the SEC and Bloomberg Inc. In addition, the Trust may select its own industry classifications, provided such classifications are reasonable.

PORTFOLIO TRANSACTIONS AND TURNOVER

Decisions to buy and sell securities for each Fund are made by the portfolio manager, subject to review by the Board. Transactions on domestic stock exchanges and some foreign stock exchanges involve the payment of negotiated brokerage commissions. On exchanges on which commissions are negotiated, the cost of transactions may vary among different brokers. On many foreign exchanges, commissions are fixed and may be higher than for securities traded on U.S. exchanges. Generally, no stated commissions are applicable to securities traded in U.S. over-the-counter markets, but the prices of those securities include undisclosed commissions or mark-ups. The cost of securities purchased from underwriters includes an underwriting commission or concession, and the prices at which securities are purchased from and sold to dealers include a dealer’s mark-up or mark-down. Government Securities generally will be purchased on behalf of a Fund from underwriters or dealers, although certain newly issued Government Securities may be purchased directly from the U.S. Treasury or from the issuing agency or instrumentality.

The following table shows the amount of brokerage commissions paid by certain Funds over the past three fiscal years. Variations in the amount of brokerage commissions paid by a Fund from year to year may result from changing asset levels, market conditions or changes in GEAM’s outlook.

Fund	Total Commissions for Fiscal Year Ended September 30, 2007	Total Commissions for Fiscal Year Ended September 30, 2006	Total Commissions for Fiscal Period Ended September 30, 2005
U.S. Equity Fund	$633,580	$403,722	$350,594
S&P 500 Index Fund	$15,355	$7,164	$8,569
Premier Fund	$401,733	$332,630	$285,045
Core Value Equity Fund	$75,050	$80,565	$111,275
Small-Cap Equity Fund	$871,805	$1,099,786	$590,920
International Fund	$2,362,621	$1,237,476	$1,256,989
Strategic Investment Fund	$430,103	$166,926	$115,854

The Funds have adopted, and the Board has approved, policies and procedures relating to the direction of mutual fund portfolio securities transactions to broker-dealers. In accordance with these procedures, in selecting brokers or dealers to execute securities transactions on behalf of a Fund, the portfolio manager seeks the most favorable terms available under the circumstances (“best execution”). In assessing the overall terms available when seeking best execution for any transaction, the portfolio manager considers factors that it deems relevant, including the breadth of the market in the security, the price of the security, the financial condition and execution capability of the broker or dealer and the reasonableness of the commission, if any, for the specific transaction and on a continuing basis. In selecting brokers or dealers to execute securities transactions on behalf of a Fund, the portfolio manager does not take into account a broker or dealer’s promotional or sales efforts on behalf of a Fund.

In addition, the investment advisory agreement between the Trust and GEAM relating to each Fund authorizes GEAM, on behalf of the Fund, in selecting brokers or dealers to execute a particular transaction, and in evaluating the best overall terms available, to consider the brokerage and research services (as those terms are defined in Section 28(e) of the Securities Exchange Act of 1934, as amended) provided to the Fund and/or other accounts over which GEAM or its affiliates exercise investment discretion. The fees under the investment advisory agreement relating to a Fund will not be reduced by reason of the Fund’s receiving brokerage and research services. Such services include analyses and reports regarding issuers, industries, economic trends, portfolio strategy, and may effect securities transactions and perform certain functions related thereto. In addition, such services may include advice concerning the advisability of investing in, purchasing or selling securities and the availability of particular securities or buyers or sellers of securities. The research services received from broker-dealers that execute transactions on behalf of a Fund may be useful to GEAM in servicing that Fund as well as all of GEAM’s accounts and not all of these services may be used in connection with the particular Fund or Funds generating the commissions. Consistent with limits established by federal securities laws, a Fund may pay a broker-dealer commissions for agency transactions that exceed the amount of commissions charged by other broker-dealers in recognition of their research and brokerage services.

The following table shows the dollar amount of brokerage commissions paid to firms that provided research and brokerage services and the approximate dollar amount of transactions involved during the fiscal year ended September 30, 2007. Funds that are not listed paid no brokerage commissions to firms that provided such services.

Fund	Commissions Paid to Firms for Brokerage and Research Services	Total Amount of Transactions to Firms for Brokerage and Research Services
U.S. Equity Fund	$76,121	$73,548,013
Premier Fund	$38,584	$33,178,844
Core Value Equity Fund	$9,784	$9,140,723
International Fund	$362,318	$204,855,917
Strategic Investment Fund	$49,664	$36,146,274

The Board periodically reviews the commissions paid by a Fund to determine if the commissions paid over representative periods of time were reasonable in relation to the benefits inuring to the Fund. Over-the-counter purchases and sales on behalf of the Funds will be transacted directly with principal market makers except in those cases in which better prices and executions may be obtained elsewhere. A Fund will not purchase any security, including Government Securities, during the existence of any underwriting or selling group relating to the security of which any affiliate of the Fund or GEAM is a member, except to the extent permitted under rules, interpretations or exemptions of the SEC.

GEAM may select broker-dealers that are affiliated with the Trust or GEAM. All brokerage transaction commissions paid to affiliates will be fair and reasonable. The Board has determined that, to the extent consistent with applicable provisions of the 1940 Act and rules thereunder and procedures adopted by the Board, transactions for a Fund may be executed through the Distributor, if, in the judgment of GEAM, the use of the Distributor is likely to result in price and execution at least as favorable to the Fund as those obtainable through other qualified broker-dealers, and if, in the transaction, the Distributor charges the Fund a fair and reasonable rate consistent with that payable by the Fund to other broker-dealers on comparable transactions. Under rules adopted by the SEC, the Distributor generally may not execute transactions for a Fund on the floor of any national securities exchange, but may effect transactions by transmitting orders for execution providing for clearance and settlement, and arranging for the performance of those functions by members of the exchange not associated with the Distributor. The Distributor will be required to pay fees charged by those persons performing the floor brokerage elements out of the brokerage compensation that it receives from a Fund.

The Funds did not pay any brokerage commissions to affiliated brokers during the previous three fiscal years.

Certain of the Funds’ investment strategies may result in a Fund having a higher portfolio turnover rate. Higher portfolio turnover may cause a Fund to experience increased transaction costs, dealer markups, brokerage expenses and other acquisition costs, and shareholders to incur increased taxes on their investment in a Fund. The portfolio manager does not consider portfolio turnover rate a limiting factor in making investment decisions on behalf of any Fund consistent with the Fund’s investment objective and policies. Variations in portfolio turnover rates may be due to fluctuations in shareholder purchase, exchange and redemption transactions, market conditions or changes in the portfolio manager’s outlook. The Money Market Fund may attempt to increase its yield by trading to take advantage of short-term market variations, which trading would result in the Fund experiencing high portfolio turnover. Because purchases and sales of money market instruments are usually effected as principal transactions, however, this type of trading by the Money Market Fund will not result in the Fund paying higher brokerage commissions.

The following table provides the portfolio turnover rates for each of the Funds over the past two fiscal years.

Fund	Portfolio Turnover for Fiscal Year ended September 30, 2007	Portfolio Turnover for Fiscal Year ended September 30, 2006
U.S. Equity Fund	58%	56%
S&P 500 Index Fund	12%	12%
Small-Cap Equity Fund	51%	47%
International Fund	32%	26%
Income Fund	421%	341%
Core Value Equity Fund	43%	52%
Premier Fund	29%	31%
Strategic Investment Fund	158%	143%
Money Market Fund	N/A	N/A

MANAGEMENT OF THE TRUST

Trustees and Officers

The Board oversees the business affairs of the Trust. The Trustees approve all significant agreements between the Trust and the persons and companies that furnish services to the Funds, including agreements with the Funds’ investment adviser and administrator, distributor, custodian and transfer agent. The day-to-day operations of the Funds have been delegated to GEAM.

The name, address, positions held, principal occupation during the past five years, number of portfolios in fund complex overseen and other directorships held by each Trustee and executive officer who is an “interested person” (as defined in the 1940 Act) and each non-interested Trustee are shown below. The business address of each Trustee and executive officer who is an “interested person” is 3001 Summer Street, Stamford, Connecticut 06905.

INTERESTED TRUSTEES AND EXECUTIVE OFFICERS

Name, Address and Age	Position(s) Held with Fund	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee
Michael J. Cosgrove 58	Chairman of the Board and President	Until successor is elected and qualified – 11 years	Executive Vice President of GEAM (formerly President, GE Asset Management Services division (“GEAMS”) of GE Financial Assurance Holdings, Inc., an indirect wholly-owned subsidiary of General Electric Company ("GE")), since February 1997; President and Chief Executive Officer – Mutual Funds at GEAM since March 2007; Vice President, GE Capital Corporation, an indirect wholly-owned subsidiary of GE, since December 1999; Executive Vice President - Mutual Funds of GEAM, a wholly-owned subsidiary of GE that is registered as an investment adviser under the Investment Advisers Act of 1940, as amended, since March 1993; Director of GEAM since 1988	48	Chairman of the Board and President of, GE Funds since 1993, GE LifeStyle Funds and GE Investments Funds, Inc. since 1997; Trustee of Elfun Funds, GE Savings & Security Funds and General Electric Pension Trust since 1988; Trustee of Fordham University and Elfun Foundation; Treasurer of GE Foundation; Director, GE Asset Management (Ireland), GE Asset Management Funds plc., GE Asset Management Canada Company, GE Asset Management Limited and GE Volunteers.

Name, Address and Age	Position(s) Held with Fund	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee
Matthew J. Simpson 46	Trustee and Executive Vice President	Until successor is elected and qualified –less than one years	Executive Vice President, General Counsel and Secretary of GEAM since July 2007; Senior Vice President and General Counsel – Marketing and Client Services (formerly Asset Management Services) at GEAM and Senior Vice President and General Counsel of GEAMS from February 1997 to July 2007; from October 1992 to February 1997, Vice President and Associate General Counsel of GEAM; Secretary of GE Funds since 1993, GE LifeStyle Funds and GE Investments Funds, Inc. from 1997 to July 2007 and Vice President from September 2003 to July 2007; Assistant Secretary of Elfun Funds and GE Savings & Security Funds since 1998 and Vice President from October 2003 to July 2007.	48	Trustee and Executive Vice President of GE Funds and GE LifeStyle Funds since July 2007. Director of GE Investments Funds, Inc. since July 2007; Trustee of Elfun Funds, GE Savings & Security Funds and General Electric Pension Trust since July 2007.
Scott Rhodes 48	Treasurer	Until successor is elected and qualified – 2 years	GEAM Mutual Funds Operations Manager since September 2005; Treasurer of GE Funds, GE LifeStyle Funds and GE Investments Funds since November 2005 and Elfun Funds and GE Savings & Security Funds since September 2005; from August 2004 to September 2005 Vice President, U.S. Trust Company, N.A. and Assistant Treasurer of Excelsior Funds, Inc., Excelsior Funds Trust, and Excelsior Tax Exempt Funds, Inc.; from January 2004 to August 2004, Vice President BlackRock Financial Management, Inc.; from December 1996 to November 2003, Controller – Mutual Funds, American Skandia Investment Services, Inc. and Assistant Treasurer of American Skandia Trust and American Skandia Advisor Funds, Inc.	N/A	N/A

Name, Address and Age	Position(s) Held with Fund	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee
Jeanne M. LaPorta 42	Vice President & Assistant Secretary	Until successor is elected and qualified –4 years	Senior Vice President and Deputy General Counsel – at GEAM since October 2007; Vince President and Associate General Counsel – Marketing and Client Services (formerly Asset Management Services) at GEAM from May 1997 to October 2007, Vice President and Assistant Secretary of GE Funds, GE LifeStyle Funds and GE Investments Funds, Inc. since September 2003; Vice President and Assistant Secretary of Elfun Funds and GE Savings & Security Funds since October 2003.	N/A	N/A

NON-INTERESTED TRUSTEES

Name, Address and Age	Position(s) Held with Fund	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee
John R. Costantino c/o GEAM 3001 Summer St. Stamford, CT 06905 61	Trustee	Until successor is elected and qualified – 11 years	General Partner, NGN Capital LLC since 2006; Managing Director, Walden Partners, Ltd., consultants and investors, since August 1992.	40	Trustee of GE Funds since 1993; Trustee of GE LifeStyle Funds since 1997; Director of GE Investments Funds, Inc. since 1997; Trustee Fordham University.

William J. Lucas c/o GEAM 3001 Summer St. Stamford, CT 06905 60	Trustee	Until successor is elected and qualified – 11 years	Vice President and Treasurer of Fairfield University since 1983.	40	Trustee of GE Funds since 1993; Trustee of GE LifeStyle Funds since 1997; Director of GE Investments Funds, Inc. since 1997.

Robert P. Quinn c/o GEAM 3001 Summer St. Stamford, CT 06905 71	Trustee	Until successor is elected and qualified – 11 years	Retired since 1983 from Salomon Brothers Inc.;	40	Trustee of GE Funds since 1993; Trustee of GE LifeStyle Funds since 1997; Director of GE Investments Funds, Inc. since 1997.

Each of Michael J. Cosgrove, Matthew J. Simpson, Scott Rhodes and Jeanne M. LaPorta are deemed “interested persons” by virtue of their status as directors, officers or employees of GEAM, GE Investment Distributors, Inc. (“GEID”) and/or GE.

The non-interested trustees are members of the Fund’s Audit Committee and Governance Committee. The Audit Committee evaluates and selects the Fund’s independent auditors. The Audit Committee meets with the Fund’s independent auditors to review the scope and cost of the Fund’s audit and reviews the report, addresses any issues with the independent auditors approves all significant services to be performed by the independent auditors and to consider the possible effect of such services on their independence. During the past fiscal year, the Audit Committee held four meetings.

The Governance Committee selects and nominates person(s) for election or appointment as trustees including independent trustees and trustees who are interested persons of the Trust, reviews the compensation payable to the independent trustees and makes recommendations to the Board with respect thereto, reviews and evaluates the functioning of the Board and the various committees of the Board and makes recommendations with respect thereto, selects independent counsel to the independent trustees and consults with independent counsel so that it may be apprised of regulatory developments affecting governance issues. The Governance Committee shall review nominees recommended to the Board by shareholders and shall evaluate such nominees in the same manner as it evaluates nominees identified by the Governance Committee. During the past fiscal year, the Governance Committee did not meet.

Listed below for each Trustee is a dollar range of securities beneficially owned in the Fund together with the aggregate dollar range of equity securities in all registered investment companies overseen by the Trustee in the GE Family of Funds as of December 31, 2007:

Name of Trustee	Dollar Range of Equity Securities in GE Institutional Funds	Aggregate Dollar Range of Equity Securities in All Registered Investment Companies Overseen by Trustee in Family of Investment Companies
Michael J. Cosgrove	- $0 -	$10,001 - $50,000
Matthew J. Simpson	- $0 -	Over $100,000
John R. Costantino	- $0 -	$10,001 - $50,000
William J. Lucas	- $0 -	$50,001 - $100,000
Robert P. Quinn	- $0 -	$10,001 - $50,000

The following table lists for each non-interested Trustee and his immediate family members as of December 31, 2007, each class of securities owned beneficially or of record in GEAM and GEID or any entity directly or indirectly, controlling, controlled by, or under common control with GEAM or GEID, including the General Electric Company.

Name of Trustee	Name of Owners and Relationship to Trustee	Company	Title of Class	Value of Securities	Percent of Class
John R. Costantino		NONE
William J. Lucas		NONE
Robert P. Quinn		NONE

No employee of GE or any of its affiliates receives any compensation from the Trust for acting as a Trustee or officer of the Trust. Each Trustee of the Trust who is not a director, officer or employee of GEAM, GEID, GE, or any affiliate of those companies, receives an annual fee of $80,000 for services as Trustee in the GE Family of Funds. In addition to this annual fee, Mr. Costantino, as lead director, receives $20,000 per annum, Mr. Lucas, as chairperson of the Audit Committee, receives $10,000 per annum and Mr. Quinn, as lead independent Trustee of GEAM’s fair valuation committee, receives $10,000 per annum.

Trustees' Compensation

(for the fiscal year ended September 30, 2007)

Name of Trustee	Total Compensation From the Trust	Total Compensation from Investment Companies Managed by GEAM
Michael J. Cosgrove	None	None	+
Matthew J. Simpson	None	None	+
John R. Costantino	$47,602	$100,000	++
William J. Lucas	$42,842	$90,000	++
Robert P. Quinn	$42,842	$90,000	++

+	As of September 30, 2007, Mr. Cosgrove and Mr. Simpson served as Trustee or Director of twelve investment companies advised by GEAM. They are considered to be interested persons of each investment company advised by GEAM, as defined under Section 2(a)(19) of the 1940 Act, and, accordingly, serve as Trustees thereof without compensation.
++	As of September 30, 2007, Messrs. Costantino, Lucas and Quinn served as Trustees or Directors of four investment companies advised by GEAM and the compensation is for their services as Trustees or Directors of these companies.

Investment Adviser and Administrator

GEAM serves as the Trust’s investment adviser and administrator. GEAM is registered as an investment adviser under the Investment Advisers Act of 1940, as amended (the “Advisers Act”), and is located at 3001 Summer Street, Stamford, Connecticut 06905. GEAM, which was formed under the laws of Delaware in 1988, is a wholly owned subsidiary of GE. GE is adiversified technology, media and financial services company with products and services ranging from aircraft engines, power generation, water processing and security technology to medical imaging, business and consumer financing, media content and advanced materials. GE serves customers in more than 100 countries and employs more than 300,000 people worldwide. GEAM currently provides advisory services with respect to a number of other mutual funds and private institutional accounts. The professionals responsible for the investment operations of GEAM provide investment advisory services with respect to GE’s pension and benefit plans and a number of funds offered exclusively to GE employees, retirees and certain related persons. These funds include the Elfun Family of Funds (the first of which, Elfun Trusts, was established in 1935) and the funds offered as part of GE’s 401(k) program (also known as the GE Savings and Security Program), which are referred to as the GE S&S Program Mutual Fund and the GE S&S Income Fund. The investment professionals at GEAM and its predecessors have managed GE’s pension assets since 1928. As of December 31, 2007, GEAM had approximately $189 billion of assets under management, of which more than $24.3 billion was invested in mutual funds.

Personnel of each of the Funds, GEAM, and GEID and the sub-advisers, are subject to a code of ethics, pursuant to Rule 17j-1 under the 1940 Act (and also pursuant to Rule 204A-1 under the Advisers Act with respect to GEAM and each sub-adviser), which establishes procedures for personal investing and restricts certain transactions by persons subject to the code. Personnel subject to the code of ethics are permitted to invest in securities, including securities that may be purchased or held by a Fund, if they follow procedures outlined in the Code.

GEAM Investment Advisory and Administration Agreements

The duties and responsibilities of GEAM are specified in investment advisory and administration agreements (each, an “Advisory Agreement” and collectively, the “Advisory Agreements”) between GEAM and the Trust on behalf of the respective Funds. Under each Advisory Agreement, GEAM, subject to the supervision of the Trust’s Board, provides a continuous investment program for the relevant Fund’s assets, including investment research and management. GEAM determines from time to time what investments are purchased, retained or sold by the Fund and places purchase and sale orders for the Fund’s investments. GEAM provides the Trust with all executive, administrative, clerical and other personnel necessary to operate each Fund, and pays salaries and other employment-related costs of employing these persons. GEAM furnishes the Trust and each Fund with office space, facilities, and equipment and pays the day-to-day expenses related to the operation of such space, facilities and equipment. GEAM, as administrator, also: (a) maintains the books and records of each Fund; (b) prepares reports to shareholders of each Fund; (c) prepares and files tax returns for each Fund; (d) assists with the preparation and filing of reports and the Trust’s registration statement with the SEC; (e) provides appropriate officers for the Trust; (f) provides administrative support necessary for the Board to conduct meetings; and (g) supervises and coordinates the activities of other service providers, including independent auditors, legal counsel, custodians, accounting service agents and transfer agents.

GEAM is generally responsible for employing sufficient staff and consulting with other persons that it determines to be necessary or useful in the performance of its obligations under each Advisory Agreement. Each Advisory Agreement obligates GEAM to provide services in accordance with the relevant Fund’s investment objective, policies and restrictions as stated in the Trust’s current registration statement, as amended from time to time, and to keep the Trust informed of developments materially affecting that Fund, including furnishing the Trust with whatever information and reports the Board reasonably requests.

Each Advisory Agreement provides that GEAM may render similar advisory and administrative services to other clients so long as when a Fund or any other client served by GEAM are prepared to invest in or desire to dispose of the same security, available investments or opportunities for sales will be allocated in a manner believed by GEAM to be equitable to the Fund. The Advisory Agreements also provide that GEAM shall not be liable for any error of judgment or mistake of law or for any loss incurred by a Fund in connection with GEAM’s services pursuant to the Agreement, except for a loss resulting from willful misfeasance, bad faith or gross negligence in the performance of its duties or from reckless disregard of its obligations and duties under the Agreement.

Each Fund is responsible for paying all of its expenses that are not assumed by GEAM pursuant to the Advisory Agreements. Such expenses include fees payable to the Trust’s independent Trustees, brokerage fees and expenses that are not normal operating expenses of the Funds (such as extraordinary expenses, interest and taxes).

Each Advisory Agreement is effective from its date of execution, and continues in effect for an initial two-year term and will continue from year to year thereafter so long as its continuance is approved annually by (a) the Board or (b) a vote of a majority of the relevant Fund’s outstanding voting securities, provided that in either event the continuance also is approved by the vote of a majority of the Trustees who are not parties to the Agreement or interested persons, as such term is defined in the 1940 Act, of any party to the Agreement by a vote cast in person at meeting called for the purpose of voting on such approval.

Each Advisory Agreement is not assignable and may be terminated without penalty by either the Trust or GEAM upon no more than 60 days’ nor less than 30 days’ written notice to the other or by vote of holders of a majority of the relevant Fund’s outstanding voting securities.

The agreements governing the investment advisory services furnished to the Trust by GEAM provide that, if GEAM ceases to act as the investment adviser to the Trust, at GEAM’s request, the Trust’s license to use the initials “GE” will terminate and the Trust will change the name of the Trust and the Funds to a name not including the initials “GE”.

Investment Advisory Fees

For its services to each Fund of the Trust, GEAM receives a monthly advisory and administrative fee. The fee is deducted daily from the assets of each of the Funds and paid to GEAM monthly. The advisory and administration fee for each Fund, except the S&P 500 Index Fund, declines incrementally as Fund assets increase. This means that investors pay a reduced fee with respect to Fund assets over a certain level or “breakpoint.” The fees payable to GEAM are based on the average daily net assets of each Fund at the following rates:

Name of Fund	Average Daily Net Assets of Fund	Annual Rate Percentage (%)*
U.S. Equity Fund Core Value Equity Fund Premier Fund	First $25 million Next $25 million Over $50 million	.55 .45 .35

S&P 500 Index Fund	All assets	.15

Small-Cap Equity Fund Small-Cap Growth Fund	First $25 million Next $25 million Over $50 million	.70 .65 .60

International Fund	First $25 million Next $50 million Over $75 million	.75 .65 .55

Income Fund	First $25 million Next $25 million Next $50 million Over $100 million	.35 .30 .25 .20

Strategic Investment Fund High Yield Fund	First $25 million Next $25 million Over $50 million	.45 .40 .35

Money Market Fund	First $25 million Next $25 million Next $50 million Over $100 million	.25 .20 .15 .10

*	From time to time, GEAM may waive or reimburse advisory or administrative fees paid by a Fund.

The Advisory Agreement does not contain any provisions prescribing limits on the operating expenses of the Trust or any Fund.

The following table provides total management fees paid by each Fund over the past three fiscal years.

Fund	Total Management Fees for Fiscal Year ended September 30, 2007	Total Management Fees for Fiscal Year ended September 30, 2006	Total Management Fees for Fiscal Period ended September 30, 2005
U.S. Equity Fund	$2,325,393	$1,800,855	$1,556,629
S&P 500 Index Fund	$207,759	$158,442	$148,628
Premier Fund	$2,186,841	$1,988,243	$1,693,558
Core Value Equity Fund	$422,063	$385,355	$448,537
Small-Cap Equity Fund	$4,476,245	$3,207,521	$1,710,401
International Fund	$10,484,508	$6,118,258	$3,508,633
Income Fund	$731,261	$607,803	$549,560
Strategic Investment Fund	$1,554,004	$940,685	$557,026
Money Market Fund	$76,253	$48,008	$42,805

Investment Sub-Advisers

Each Advisory Agreement permits GEAM, subject to the approval of the Board and other applicable legal requirements, to enter into any advisory or sub-advisory agreement with affiliated or unaffiliated entities whereby such entity would perform some or all of GEAM’s responsibilities under the Advisory Agreement. In this event, GEAM remains responsible for ensuring that these entities perform the services that each undertakes pursuant to a sub-advisory agreement. GEAM has engaged the following sub-advisers to manage certain of the Funds.

S&P 500 Index Fund. GEAM has retained SSgA Funds Management, Inc., (“SSgA”), to provided day-to-day portfolio management to the S&P 500 Index Fund. SSgA is one of the State Street Global Advisors companies (“State Street Global Advisors”) which constitute the investment management business of State Street Corporation. State Street Global Advisors has been in the business of providing investment advisory services since 1978. SSgA is a newly formed entity which, as a result of a change in Federal law, succeeded the registered investment company advisory business of State Street Global Advisors as of May 2001. As of December 31, 2005, SSgA had approximately $96.8 billion in assets under management, and State Street Global Advisors had approximately $1.4 trillion in assets under management. For SSgA’s services, GEAM (and not the Fund) pays SSgA monthly compensation in the form of an investment advisory fee. The fee is paid by GEAM monthly and is a percentage of the average daily net assets of the Fund at the annual rate of .05% of the first $100 million, .04% of the next $200 million and .03% for all amounts over $300 million. For fiscal years ended September 30, 2007, 2006 and 2005, sub-advisory fees of $65,402, $52,244 and $49,461, respectively, were paid to SSgA.

Small-Cap Equity Fund. Palisade Capital Management, L.L.C. (“Palisade”), located at One Bridge Plaza, Fort Lee, New Jersey 07024, has been retained by GEAM to act as sub-investment adviser of the Small-Cap Equity Fund. Pursuant to the sub-investment advisory agreement between Palisade and GEAM, Palisade bears all expenses in connection with the performance of its services as the Small-Cap Equity Fund’s sub-investment adviser. Palisade has managed various institutional and private accounts, and translates its experience to the mutual fund portfolio it sub-advises for GEAM. Palisade has managed the Small-Cap Equity Fund since its inception. For its services as sub-investment adviser to the Small-Cap Equity Fund, GEAM (and not the Fund) pays Palisade a fee equal to an annual rate of .35% of the first $200 million, .325% of the next $100 million and .30% of amounts in excess of $300 million. For fiscal years ended September 30, 2007, 2006 and 2005, sub-advisory fees of $2,344,372, $1,710,011 and $953,855, respectively, were paid to Palisade.

Sub-Advisory Agreements

SSgA and Palisade serve as sub-advisers to the S&P 500 Index Fund and the Small-Cap Equity Fund, respectively, pursuant to sub-advisory agreements with GEAM (the “Sub-Advisory Agreements”). Each of the Sub-Advisory Agreements is not assignable and may be terminated without penalty by either the sub-adviser or GEAM upon 60 days’ written notice to the other or by the Board, or by the vote of a majority of the outstanding voting securities of the Fund, on 60 days’ written notice to the sub-adviser. The Sub-Advisory Agreements provide that the sub-adviser may render similar sub-advisory services to other clients so long as the services that it provides under the Agreement are not impaired thereby. The Sub-Advisory Agreements also provide that the sub-adviser shall not be liable for any error of judgment or mistake of law or for any loss incurred by the Fund except for a loss resulting from willful misfeasance, bad faith or gross negligence in the performance of its duties or from reckless disregard of its obligations and duties under the Sub-Advisory Agreement.

Securities Activities of the GEAM, Palisade and SSgA

Securities held by the Funds also may be held by other funds or separate accounts for which GEAM, Palisade and/or SSgA acts as an adviser. Because of different investment objectives or other factors, a particular security may be bought by GEAM, Palisade and/or SSgA for one or more of its clients, when one or more other clients are selling the same security. If purchases or sales of securities for a Fund or other client of GEAM, Palisade and/or SSgA arise for consideration at or about the same time, transactions in such securities will be made, insofar as feasible, for the Fund and other clients in a manner deemed equitable to all. To the extent that transactions on behalf of more than one client of GEAM, Palisade and/or SSgA during the same period may increase the demand for securities being purchased or the supply of securities being sold, there may be an adverse effect on price.

On occasions when GEAM, Palisade and/or SSgA (under the supervision of the Board) deems the purchase or sale of a security to be in the best interests of the Trust as well as other funds or accounts for which GEAM, Palisade and/or SSgA acts as an adviser, it may, to the extent permitted by applicable laws and regulations, but will not be obligated to, aggregate the securities to be sold or purchased for the Trust with those to be sold or purchased for other funds or accounts in order to obtain favorable execution and low brokerage commissions. In that event, allocation of the securities purchased or sold, as well as the expenses incurred in the transaction, will be made by GEAM, Palisade and/or SSgA in the manner it considers to be most equitable and consistent with its fiduciary obligations to the Trust and to such other funds or accounts. In some cases this procedure may adversely affect the size the position obtainable for a Fund.

Service Agreements

GENPACT (formerly GE Capital International Services), an affiliate of GEAM provides the Funds with various administration and tax reporting services. Such services include, but are not limited to, the preparation of financial statements, Forms N-CSR, N-SAR, N-Q and 24f-2, as well as certain tax reporting and accounting oversight. The Funds pay GENPACT an annual fee for their services that is allocated pro rata among the Funds based on net assets. The amounts paid by the Funds for the services provided by GENPACT for the following years ended December 31, were as follows:

Fund	2007	2006	2005
U.S. Equity Fund	$9,998	$10,281	$4,699
Core Value Equity Fund	$1,535	$1,589	$1,600
Small-Cap Equity Fund	$11,785	$11,430	$2,705
International Fund	$30,466	$23,985	$6,604
Premier Fund	$9,535	$10,494	$5,587
Income Fund	$4,943	$5,154	$2,673
Strategic Investment Fund	$6,830	$5,819	$1,469
S&P 500 Index Fund	$2,194	$1,938	$1,177
Money Market Fund	$423	$482	$457

Portfolio Managers – Other Accounts Managed

The following table identifies for each Fund: (i) the portfolio managers identified in the Prospectuses who are primarily responsible for the day-to-day management of the Funds, (ii) the number of registered investment companies managed by each portfolio manager on a day-to-day basis (excluding the subject Fund) and the corresponding total assets managed in such investment companies, (iii) the number of other pooled investment vehicles managed by each portfolio manager on a day-to-day basis and the corresponding total assets managed in such pooled investment vehicles, (iv) the number of other accounts managed by each portfolio manager on a day-to-day basis and the corresponding total assets managed in such other accounts, (v) for each of the foregoing categories, the number of accounts and total assets in the accounts whose fees are based on performance, if any, and (vi) the dollar range of a Fund’s securities owned by each such Fund’s portfolio manager, if any. Where a Fund is managed by a Sub-Adviser, the Sub-Adviser is set forth beside the Fund’s name in the table below. All information is provided as of September 30, 2007.

Fund/Portfolio Manager	Other Registered Investment Companies	Other Pooled Investment Vehicles	Other Accounts	Dollar Range of Fund Securities Owned
U.S. Equity Fund
George A. Bicher	3 Other Accounts with $813,300,000 in total assets managed.[1]	1 Other Account with $22,900,000 in total assets managed.[1]	10 Other Accounts with $3,867,400,000 in total assets managed, of which the fee for 1 account with $13,400,000 in total assets is based on the performance of the accounts.[1]	None

Stephen V. Gelhaus	6 Accounts with $2,921,000,000 in total assets managed.[1]	1 Pooled Investment Vehicles with $22,900,000 in total assets managed.[1]	16 Other Accounts with $5,788,000,000 in total assets managed, of which the fee for 1 account with $44,800,000 in total assets is based on the performance of the accounts.[1]	None

Thomas R. Lincoln	7 Accounts with $3,290,200,000 in total assets managed.[1]	1 Pooled Investment Vehicles with $22,900,000 in total assets managed.[1]	10 Other Accounts with $3,610,600,000 in total assets managed, of which the fee for 1 account with $44,800,000 in total assets is based on the performance of the accounts.[1]	None

Fund/Portfolio Manager	Other Registered Investment Companies	Other Pooled Investment Vehicles	Other Accounts	Dollar Range of Fund Securities Owned
U.S. Equity Fund
Paul C. Reinhardt	6 Accounts with $2,921,000,000 in total assets managed.[1]	1 Pooled Investment Vehicle with $22,900,000 in total assets managed.[1]	15 Other Accounts with $4,991,200,000 in total assets managed, of which the fee for 1 account with $44,800,000 in total assets is based on the performance of the accounts.[1]	None

Premier Fund
David B. Carlson	3 Accounts with $2,739,600,000 in total assets managed.	0 Pooled Investment Vehicles with $0 in total assets managed.	26 Other Accounts with $4,870,900,000 in total assets managed of which the fee for 1 account with $54,500,000 in total assets is based on the performance of the accounts.[1]	None

Fund/Portfolio Manager	Other Registered Investment Companies	Other Pooled Investment Vehicles	Other Accounts	Dollar Range of Fund Securities Owned
Core Value Equity Fund
Paul C. Reinhardt	6 Accounts with $3,143,500,000 in total assets managed.[1]	1 Pooled Investment Vehicle with $22,900,000 in total assets managed.[1]	15 Other Accounts with $4,991,200,000 in total assets managed, of which the fee for 1 account with $44,800,000 in total assets is based on the performance of the accounts.[1]	None

Stephen V. Gelhaus	6 Accounts with $3,143,500,000 in total assets managed.[1]	1 Pooled Investment Vehicle with $22,900,000 in total assets managed.[1]	16 Other Accounts with $5,788,000,000 in total assets managed, of which the fee for 1 account with $44,800,000 in total assets is based on the performance of the accounts.[1]	None

Small-Cap Equity Fund (Sub-Advised by Palisade)
Jack Feiler	2 Accounts with $201,383,489 in total assets managed.	17 Pooled Investment Vehicles with $664,588,131 in total assets managed.	332 Other Accounts with $241,661,289 in total assets managed, of which the fees for 3 accounts with $9,332,299 in total assets are based on the performance of the accounts.	None

Fund/Portfolio Manager	Other Registered Investment Companies	Other Pooled Investment Vehicles	Other Accounts	Dollar Range of Fund Securities Owned
Small-Cap Equity Fund (Sub-Advised by Palisade)
Jeffrey Schwartz, CFA	2 Accounts with $201,383,489 in total assets managed.	7 Pooled Investment Vehicles with $693,931,913 in total assets managed, of which the fee for2 accounts with $41,320,264 in total assets is based on the performance of the account.	0 Other Accounts with $0 in total assets managed.	None

Dennison Veru	2 Accounts with $201,383,489 in total assets managed.	6 Pooled Investment Vehicles with $653,366,689 in total assets managed.	83 Other Accounts with $121,940,907 in total assets managed.	None

S&P 500 Index Fund (Sub-Advised by SSgA)
John Tucker	65 Accounts with $37,340,000,000 in total assets managed.	513 Pooled Investment Vehicles with $242,620,000,000 in total assets managed.	534 Other Accounts with $342,350,000,000 in total assets managed.	None

Karl Schneider	65 Accounts with $37,340,000,000 in total assets managed.	513 Pooled Investment Vehicles with $242,620,000,000 in total assets managed.	534 Other Accounts with $342,350,000,000 in total assets managed.	None

Fund/Portfolio Manager	Other Registered Investment Companies	Other Pooled Investment Vehicles	Other Accounts	Dollar Range of Fund Securities Owned
International Fund
Brian Hopkinson	7 Accounts with $320,800,000 in total assets managed.[1]	13 Pooled Investment Vehicles with $638,900,000 in total assets managed.[1]	12 Other Accounts with $2,045,900,000 in total assets managed, of which the fees for 2 accounts with $85,600,000 in total assets are based on the performance of the accounts.[1]	None

Ralph R. Layman	8 Accounts with $320,800,000 in total assets managed.[1]	13 Pooled Investment Vehicles with $652,500,000 in total assets managed.[1]	14 Other Accounts with $2,899,200,000 in total assets managed, of which the fees for 2 accounts with $85,600,000 in total assets are based on the performance of the accounts.[1]	None

Paul Nestro	7 Accounts with $165,300,000 in total assets managed.[1]	13 Pooled Investment Vehicles with $326,200,000 in total assets managed.[1]	16 Other Accounts with $1,469,800,000 in total assets managed, of which the fees for 2 accounts with $42,800,000 in total assets are based on the performance of the accounts.[1]	None

Fund/Portfolio Manager	Other Registered Investment Companies	Other Pooled Investment Vehicles	Other Accounts	Dollar Range of Fund Securities Owned
International Fund
Jonathan L. Passmore	7 Accounts with $320,800,000 in total assets managed.[1]	13 Pooled Investment Vehicles with $652,500,000 in total assets managed.[1]	11 Other Accounts with $2,054,000,000 in total assets managed, of which the fees for 2 accounts with $85,600,000 in total assets are based on the performance of the accounts.[1]	None

Michael J. Solecki	7 Accounts with $320,800,000 in total assets managed.[1]	13 Pooled Investment Vehicles with $652,500,000 in total assets managed.[1]	14 Other Accounts with $2,334,000,000 in total assets managed, of which the fees for 2 accounts with $85,600,000 in total assets are based on the performance of the accounts.[1]	None

Makoto Sumino	7 Accounts with $165,300,000 in total assets managed.[1]	13 Pooled Investment Vehicles with $326,200,000 in total assets managed.[1]	14 Other Accounts with $1,089,900,000 in total assets managed, of which the fees for 2 accounts with $42,800,000 in total assets are based on the performance of the accounts.[1]	None

Fund/Portfolio Manager	Other Registered Investment Companies	Other Pooled Investment Vehicles	Other Accounts	Dollar Range of Fund Securities Owned
Income Fund
Paul M. Colonna	0 Accounts with $ - 0- in total assets managed.	4 Pooled Investment Vehicles with $2,164,200,000 in total assets managed.[1]	0 Other Accounts with $ - 0- in total assets managed.[1]	None

Mark Delaney	4 Accounts with $488,700,000 in total assets managed.[1],2	0 Pooled Investment Vehicles with $0 in total assets managed.	8 Other Accounts with $2,053,600,000 in total assets managed.[1],2	None

William M. Healey	4 Accounts with $976,300,000 in total assets managed.[1]	1 Pooled Investment Vehicle with $779,700,000 in total assets managed.[1]	9 Other Accounts with $3,417,300,000 in total assets managed.[1]	None

Mark H. Johnson	5 Accounts with $534,900,000 in total assets managed.[1]	0 Pooled Investment Vehicles with $ - 0- in total assets managed.[1]	12 Other Accounts with $15,460,600,000 in total assets managed.[1]	None

James F. Palmieri	10 Accounts with $2,088,500,000 in total assets managed.[1]	1 Pooled Investment Vehicle with $279,200,000 in total assets managed.[1]	8 Other Accounts with $4,871,600,000 in total assets managed.[1]	None

Vita Marie Pike	4 Accounts with $212,800,000 in total assets managed.[1]	0 Pooled Investment Vehicles with $0 in total assets managed.	10 Other Accounts with $3,013,400,000 in total assets managed.[1]	None

Lewis Tatananni	4 Accounts with $367,900,000 in total assets managed.[1],3	0 Pooled Investment Vehicles with $0 in total assets managed.	8 Other Accounts with $1,441,200,000 in total assets managed.[1],3	None

Strategic Investment Fund
Paul M. Colonna	0 Accounts with $ - 0- in total assets managed.	4 Pooled Investment Vehicles with $2,164,200,000 in total assets managed.[1]	0 Other Accounts with $ - 0- in total assets managed.	None

Fund/Portfolio Manager	Other Registered Investment Companies	Other Pooled Investment Vehicles	Other Accounts	Dollar Range of Fund Securities Owned
Strategic Investment Fund
Ralph R. Layman	8 Accounts with $656,700,000 in total assets managed.[1]	13 Pooled Investment Vehicles with $652,500,000 in total assets managed.[1]	14 Other Accounts with $2,899,200,000 in total assets managed, of which the fees for 2 accounts with $85,600,000 in total assets are based on the performance of the accounts.[1]	None

Thomas R. Lincoln	7 Accounts with $3,311,300,000 in total assets managed.[1]	1 Pooled Investment Vehicle with $22,900,000 in total assets managed.[1]	8 Other Accounts with $1,441,200,000 in total assets managed.[1]	None

Judith A. Studer	0 Accounts with $ - 0- in total assets managed.	0 Pooled Investment Vehicles with $ - 0- in total assets managed.	2 Other Accounts with $156,900,000 in total assets managed	None

Diane M. Wehner	3 Accounts with $454,900,000 in total assets managed.[1]	0 Pooled Investment Vehicles with $0 in total assets managed.	3 Other Accounts with $1,427,900,000 in total assets managed.[1]	None

1	Asset amounts include only the portion of each account’s total assets for which the identified portfolio manager is primarily responsible for the day-to-day management.
2	Mr. Delaney is no longer a member of the portfolio management team.
3	Mr. Tatananni’s information is as of November 30, 2007. He became a member of the portfolio management team effective November 1, 2007.

Portfolio Managers – Potential Conflicts of Interest

Portfolio managers at GEAM and at each Sub-Adviser may manage multiple registered investment companies, unregistered investment pools and/or investment accounts, which could raise potential conflicts of interest in the areas described below. Each of GEAM and the Sub-Advisers has policies and procedures in place that are reasonably designed to mitigate these conflicts of interest, which are also described below.

GEAM and Palisade

Compensation. The compensation paid to GEAM or Palisade for managing the Funds is based only on a percentage of assets under management. Although a small number of client accounts pay GEAM or Palisade a performance-based fee, that fee structure does not present a material conflict of interest for the portfolio managers because their compensation is not directly based on fee revenue earned by GEAM, Palisade or Seneca on particular accounts.

Research. Execution and research services provided by brokers may not always be utilized in connection with the Funds or other client accounts that may have provided the commission or a portion of the commission paid to the broker providing the services. Each of GEAM and Palisade allocates brokerage commissions for these services in a manner that each believes is fair and equitable and consistent with each of its fiduciary obligations to each of its clients.

IPO Allocation. If a portfolio manager identifies an initial public offering that may be suitable for more than one Fund or other client account, the Funds may not be able to take full advantage of that opportunity. To mitigate this conflict of interest, each of GEAM and Palisade has adopted procedures to ensure that each allocates shares of initial public offerings to the Funds each advises and other client accounts in a manner in which each believes is fair and equitable and consistent with each of its fiduciary obligations to each of its clients.

Trade Allocation. If a portfolio manager identifies a limited investment opportunity that may be suitable for more than one Fund or other client account, the Funds may not be able to take full advantage of that opportunity. To mitigate this conflict of interest, each of GEAM and Palisade aggregates orders of the Funds it advises with orders from each of its other client accounts in order to ensure that all clients are treated fairly and equitably over time and consistent with each of its fiduciary obligations to each of its clients.

SSgA FM

A Portfolio Manager may be subject to potential conflicts of interest because he or she is responsible for other accounts in addition to the Fund. Potential conflicts may arise out of (a) the Portfolio Manager’s execution of different investment strategies for various accounts or (b) the allocation of investment opportunities among the Portfolio Manager’s accounts with the same strategy.

A potential conflict of interest may arise as a result of the Portfolio Manager’s responsibility for multiple accounts with similar investment guidelines. Under these circumstances, a potential investment may be suitable for more than one of the Portfolio Manager’s accounts, but the quantity of the investment available for purchase is less than the aggregate amount the accounts would ideally devote to the opportunity. Similar conflicts may arise when multiple accounts seek to dispose of the same investment. The Portfolio Manager may also manage accounts whose objectives and policies differ from that of the Fund. These differences may be such that under certain circumstances, trading activity appropriate for one account managed by the Portfolio Manager may have adverse consequences for another account managed by the Portfolio Manager. For example, an account may sell a significant position in a security, which could cause the market price of that security to decrease, while the Fund maintained its position in that security.

A potential conflict may arise when the Portfolio Manager is responsible for accounts that have different advisory fees – the difference in fees could create an incentive for the Portfolio Manager to favor one account over another, for example, in terms of access to investment opportunities. This conflict may be heightened if an account is subject to a performance-based fee. Another potential conflict may arise when the Portfolio Manager has an investment in one or more accounts that participates in transactions with other accounts. His or her investment(s) may create an incentive for the portfolio manager to favor one account over another. SSgA FM has adopted policies and procedures reasonably designed to address these potential material conflicts. For instance, portfolio managers within SSgA FM are normally responsible for all accounts within a certain investment discipline, and do not, absent special circumstances, differentiate among the various accounts when allocating resources. Additionally, SSgA FM and its advisory affiliates have processes and procedures for allocating investment opportunities among portfolios that are designed to provide a fair and equitable allocation.

Portfolio Managers – Compensation

Set forth below are descriptions of the structure of, and methods used to determine, portfolio manager compensation at GEAM and each of the Sub-Advisers.

GEAM

The following compensation structure applies to all GEAM portfolio managers except David B. Carlson, Paul M. Colonna, Ralph R. Layman, Paul C. Reinhardt, Michael J. Solecki and Judith A. Studer:

A portfolio manager’s compensation package includes both fixed (“Base Compensation”) and variable (“Incentive Compensation”) components. In determining the Base Compensation, GEAM seeks to be competitive with its industry peers. GEAM bases each portfolio manager’s Base Compensation on his/her professional experience and responsibilities relative to similarly situated GEAM portfolio managers.

Each portfolio manager is eligible to receive Incentive Compensation annually in the form of variable cash bonuses that are based on quantitative and qualitative factors. Generally, 60% of Incentive Compensation is quantitatively determined, based on the investment performance of the individual portfolio manager and, where applicable, the investment performance of the portfolio manager’s investment team as a whole, over both a one- and three-year time-frame relative to relevant benchmarks. The remaining 40% of Incentive Compensation is based on several qualitative factors, including:

•	Teamwork/Leadership – effectively collaborating, cooperating and managing within the investment team and/or the department;

•	Marketing Support – devoting appropriate time and effort to support the education of clients and consultants on performance and investment methodology; and

•	Effective Communication – driving efficient, open and effective sharing of information, data and ideas across the investment team and with the broader organization and clients.

With respect to the portfolio managers - David B. Carlson, Paul M. Colonna, Ralph R. Layman, Paul C. Reinhardt, Michael J. Solecki and Judith A. Studer, the following compensation structure applies:

As a Senior Executive of GE, the portfolio manager’s compensation package includes fixed (“Base Compensation”), variable (“Incentive Compensation”) and long-term incentive (“Stock Options and Restricted Stock Units”) components. The portfolio manager’s compensation is impacted by both his or her individual performance and GE’s overall performance in any given year.

The portfolio manager’s Base Compensation is not on an annual increase cycle. The timing and percent of increases varies based on evaluation of the individual on the factors outlined below, GE’s overall performance, as well as other internal and external economic factors (e.g., external pay data for similar types of jobs).

The portfolio manager’s Incentive Compensation is impacted by the size of the bonus pool as well as an evaluation of the individual on the factors outlined below. The size of the GEAM incentive bonus pool in a given year is based upon average overall GE results and is not tied directly to GEAM results. From this incentive bonus pool, the portfolio manager’s Incentive Compensation amounts are determined and vary based on evaluation of the individual on the factors outlined below.

The portfolio manager’s long-term incentive Stock Options and Restricted Stock Units are granted periodically and awards vary based on evaluation of the individual on the factors outlined below.

The portfolio manager is evaluated on the following four factors:

•

Performance on current job – “Results” – this assessment is based on an understanding of the competencies and behaviors necessary to perform the given job. The evaluation focuses on observable behaviors as well objective measures where possible, including: Portfolio and Mandate Performance for the Domestic Equity Asset Class, Contribution as a Trustee and Senior Leader for the business, Client satisfaction and retention, support of Institutional Marketing and Sales efforts and Leadership of the portfolio manager’s team and across the business.

•	GE Values – these are the values that drive success within the company. Employees are assessed as to how they display and are a role model for the GE Values.

•	Promotability – consideration of an individual’s capacity based on performance, aptitude and demonstrated ability and interest to take on broader responsibilities.

•

Extraordinary Skills – In limited circumstances, an employee may demonstrate special value to GE by possessing unique knowledge/skill in a specialized area necessary to perform the job that would be extremely difficult to replace.

The following applies to all GEAM portfolio managers:

In addition to the forgoing compensation GE periodically grants restricted stock units and options to purchase shares of GE common stock. GE determines the overall timing, frequency and size of such grants, which it distributes to its subsidiary businesses and provides guidelines for the subsequent grant to individual employees. The pool of GEAM employees eligible for such grants could include portfolio managers; however, no special grants are guaranteed, allocated or anticipated specifically for portfolio managers. The strike price of stock options is the selling price of GE common stock as of the grant date. The strike price, dividend guidelines and vesting schedule are published to recipients by GE at the time of the grant.

All employees, including portfolio managers, are eligible to participate in GE’s defined benefit plan and its defined contribution plan, which offers participating employees the tax benefits of deferring the receipt of a portion of their cash compensation. Aside from such plans, deferred compensation is not a regular component of a portfolio manager’s compensation. In the past, GE has periodically offered the opportunity for certain executives (which may include certain portfolio managers) to defer portions of their Base Compensation and Incentive Compensation. These deferral programs are offered and administered at the discretion of GE and provide for the deferral of salary at a specific rate of return, payable upon retirement according to a predetermined payment schedule.

Relocation benefits may be offered to portfolio managers. Determination regarding whether a particular position will include relocation benefits is determined before any candidate is considered and is noted on the position description/advertisement. When relocation is offered, the package is in accordance with GE standard domestic relocation guidelines, with a portion of the benefits provided on a pre-tax basis and a portion of the benefits provided on a post-tax basis. Those guidelines vary based on whether an individual is a homeowner or renter – with business discretion regarding inclusion of all the potential package offerings.

SSgA FM

The compensation of SSgA FM’s investment professionals is based on a number of factors. The first factor considered is external market. Through extensive compensation survey process, SSgA FM seeks to understand what its competitors are paying people to perform similar roles. This data is then used to determine a competitive baseline in the areas of base pay, bonus, and long-term incentive (i.e. equity). The second factor taken into consideration is the size of the pool available for this compensation. SSgA FM is a part of State Street Corporation, and therefore works within its corporate environment on determining the overall level of its incentive compensation pool. Once determined, this pool is then allocated to the various locations and departments of SSgA and SSgA FM. The determination of the allocation amounts to these locations and departments is influenced by the competitive market data, as well as the overall performance of the group. The pool is then allocated to individual employees based on their individual performance. There is no fixed formula for determining these amounts, nor is anyone’s compensation directly tied to the investment performance or asset value of a product or strategy. The same process is followed in determining equity allocations.

Palisade

Palisade seeks to maintain a compensation program that is competitive within its industry. Employee portfolio managers receive a fixed base salary based on their experience and responsibilities and are eligible for a variable annual performance-based incentive bonus. The incentive bonus is based on a combination of the overall results of the firm and the general overall before-tax performance of all accounts managed by the portfolio manager, including the Fund, based in part on the objective performance of the Fund over the past one and three year periods against the Russell 2000 Benchmark and the Fund’s ranking within the appropriate Lipper peer group, as well as other subjective factors. Compensation is not based on the value of assets in the portfolio. Portfolio managers who are partners of the firm receive distributions based on their pro rata share of the firm’s profits.

All employees are eligible for Palisade’s 401(k) plan. Employees and partners are eligible for Palisade’s group life, health and disability insurance programs.

Proxy Voting Policies and Procedures

The Board has delegated the responsibility for voting proxies to GEAM for all Funds other than the Small-Cap Equity Fund, which is managed by Palisade and the S&P 500 Index Fund, which is managed by SSgA FM, in accordance with GEAM’s proxy voting policies and procedures (“Proxy Policy”). Upon GEAM’s recommendation after reviewing the proxy policies of Palisade and SSgA FM, the Board has delegated the responsibility for voting proxies to Palisade and SSgA FM for the Funds that they sub-advised, in accordance with their proxy voting policies and procedures.

The proxy voting policy and procedures of GEAM, Palisade and SSgA FM will be presented to the Board annually. GEAM, Palisade and SSgA FM will notify the Board of any material change to their policy at the next regular Board meeting after the material change occurs.

Summarized below are the proxy voting policies and procedures of GEAM, Palisade and SSgA FM.

Summary of GEAM’s Proxy Voting Policies and Procedures

GEAM exercises its fiduciary duties by reviewing, voting and documenting proxies for all voting securities for which it has voting responsibility and acting solely in the best interests of its clients. All proxies are voted in accordance with the Proxy Policy, which has been adopted by the Board of Directors of GEAM and in accordance with GEAM’s proxy voting guidelines (“Proxy Guidelines”), which have been adopted by the proxy committee of GEAM (“Proxy Committee”).

The Proxy Committee is comprised of between five and ten individuals, including both the Chief Executive Officer and General Counsel of GEAM. The Proxy Committee is responsible for reviewing the Proxy Guidelines and a summary of the proxy matters encountered by GEAM at least annually and, if necessary, updating the Proxy Guidelines.

GEAM has hired Institutional Shareholder Services, Inc. (“ISS”) to collect all proxy materials, provide research and vote all proxies as instructed to do so by GEAM. Upon receipt of a proxy, ISS provides the proxy analyst, an employee of GEAM responsible for facilitating and processing all proxy votes, with an analysis of the proxy material, which includes management’s recommendation, and a vote recommendation based on the Proxy Guidelines.

In general, GEAM votes with management. In certain limited cases, GEAM may instruct ISS to abstain from voting a proxy where such abstention is believed to be in the overall best interest of clients such as the Funds. The proxy analyst reviews each analysis and vote recommendation subject to the following:

a. Domestic and International Routine Issues: The proxy analyst confirms ISS recommendations on routine issues. Such issues falling under this section (a) generally include voting: (1) for auditors and the board of directors, changes to the state of incorporation (if still incorporated in the United States), stock splits, the authorization of additional shares of common stock, staggered stock boards (if voting with management), reasonable stock option plans, director compensation and employee stock purchase plans, management proposals dealing with environmental and social issues, and share repurchases; and (2) against supermajority votes, unequal classes of common and preferred stock, the establishment of preemptive rights and the authorization of preferred stock if excessive as compared to the common stock.

b. Domestic and International Non-Routine Issues: Vote with Management and Consistent with Proxy Guidelines: If the issue is determined to be non-routine by the proxy analyst, a portfolio securities analyst for the relevant asset class and a Proxy Committee member will review the proxy material and recommend how to vote such proxy. If the recommendation is to vote with management and consistent with the proxy guidelines, such recommendation will be forwarded to ISS. Non-routine issues falling under this section (b) and section (c) (below) generally include golden parachutes, poison pills, environmental and social issues, severance agreements, restructurings and mergers.

c. Domestic and International Non-Routine Issues: Voting Against Management or Inconsistent with the Proxy Guidelines: If (1) the issue is determined to be non-routine by the proxy analyst and either a portfolio securities analyst for the relevant asset class or the Proxy Committee member recommends a vote against management or (2) a portfolio securities analyst seeks in any case to vote contrary to the Proxy Guidelines, then at least two Proxy Committee members will review the proxy material and determine how to vote such proxy. In certain circumstances, an independent third party will be engaged to determine how to vote the proxy (see below).

A material conflict of interest may arise in a situation where the proxy analyst or a portfolio securities analyst or a Proxy Committee member, if voting the proxy, has knowledge of a situation where either GEAM or one of its affiliates would enjoy a substantial or significant benefit from casting a vote in a particular way (“Material Conflict of Interest”). If a Material Conflict of Interest does arise, ISS (or in certain limited cases, another independent third party) will be solely responsible for voting the proxy, the Material Conflict of Interest will be documented, the Board will be notified at the next regular Board meeting following the material conflict of interest and the Proxy Committee will be notified of such conflict at its annual meeting. In the absence of a conflict of interest or in the case of an immaterial conflict of interest, regular procedures will be followed.

Summary of Palisade’s Proxy Voting Policies and Procedures

The Board has adopted the proxy voting policies and procedures (“Palisade Proxy Policy”) of Palisade, its sub-adviser, on behalf of the Small-Cap Equity Fund. Subject to GEAM’s and the Board’s continuing oversight, the Board delegates the responsibility for voting proxies to Palisade. The Palisade Proxy Policy will be presented to the Board at least annually and Palisade will notify GEAM and the Board of any material changes to the Palisade Proxy Policy at the next regular meeting after the material change occurs.

Palisade undertakes to ensure that all proxies will be voted in a manner consistent with the best interests of Small-Cap Equity Fund’s shareholders. To assist it in carrying out this policy, Palisade has engaged the services of ISS. ISS will provide research on each issue, along with its proxy voting recommendation. The recommendation will be formulated in accordance with the ISS guidelines (“ISS Guidelines”), which Palisade has adopted as a general policy. The ISS research and recommendation will then be forwarded to Palisade’s Chief Investment Officer (“CIO”) and the respective analyst covering the company holding the shareholder meeting. The CIO and analyst will then make an independent decision whether or not to vote in accordance with the ISS recommendation, generally giving weight to the views of management of the company holding the shareholder meeting, with overriding consideration given to the Small-Cap Equity Fund’s stated guidelines on the issue, if any.

By way of illustration, the guidelines address the following:

a. Corporate Governance Issues: Such issues falling under this section generally include voting: for auditors and changes to the state of incorporation (if the economic factors outweigh any neutral or negative governance changes), reasonable stock option plans, employee stock purchase plans (subject to certain limitations), shareholder proposals asking a company to submit its poison pill for shareholder ratification; and against supermajority votes, the classification of the board, and retirement plans for non-employee directors. Director compensation and the election of directors will be evaluated on a case-by-case basis.

b. Changes to Capital Structure: Such issues falling under this section generally include voting: for stock splits, share repurchases, and management proposals to increase the common share authorization for a stock split or share dividend; and against the authorization of preferred stock if excessive as compared to the common stock. The authorization of additional shares of common stock, creation of a tracking stock, mergers, acquisitions, reorganizations, and spin-offs will be evaluated on a case-by-case basis.

c. Social, Environmental and Corporate Responsibility Issues: The guidelines generally call for evaluating these proposals on a case-by-case basis. However, the guidelines specifically recommend voting for reports on a company’s efforts to diversify its board; and against reports on foreign military sales or offsets. Such military disclosures may involve sensitive and confidential information which is subject to government controls.

Palisade has elected a “Mandatory Sign-Off” procedure so that Palisade must review each issue before voting. However, if no sign-off is received by ISS before the voting deadline, ballots will be voted in accordance with the vote recommendation provided by ISS. Palisade’s Vice President/Compliance is responsible for monitoring receipt of ISS’s research and recommendations, and for ensuring that the votes are submitted in a timely manner.

Palisade will endeavor to adhere to the ISS Guidelines when voting proxies. However, situations may arise where the CIO and analyst believe that it is in the best interest of Small-Cap Equity Fund’s shareholders to vote the proxy in a manner contrary to the applicable ISS Guideline. In these instances, the proposed resolution will be brought to the attention of Palisade’s Investment Policy Committee (“IPC”). The IPC is comprised of the senior investment professionals of Palisade. A brief memorandum explaining the vote and the reasons for the proposed voting decision will be provided to the IPC.

A conflict of interest may arise where Palisade has knowledge of a situation where any of Palisade, its members, employees, or one of its affiliates would enjoy a special or increased benefit from casting its vote in a particular way. A conflict will be presumed to be non-material unless it potentially affects at least 1% of Palisade’s annual revenue. Palisade considers itself unlikely, as a firm, to experience a material conflict of interest in how it votes proxies. If a material conflict of interest does arise, however, ISS will be solely responsible for determining how to vote the proxy based upon the ISS Guidelines or the Small-Cap Equity Fund’s specific guidelines and the override procedure described above will not apply. Should this be impractical, an independent third party will be engaged to determine how to vote the proxy. If a conflict arises which is non-material, an ISS recommendation may be overridden using the procedures described above; provided, however, that the IPC and VP/Compliance will consider the conflict in determining whether to approve the proposed override. Any conflict of interest, whether or not material, will be documented and submitted by Palisade for the Small-Cap Equity Fund’s proxy records. A Material Conflict of Interest Form will be completed and an ISS certification and statement will be attached. The form will be forwarded for presentation to the Board at the next regular Board meeting after such material conflict of interest occurs.

Summary of SsgA’s Proxy Voting Policies and Procedures

The Board has adopted the proxy voting policies and procedures of SSgA FM, its sub-adviser, on behalf of the S&P 500 Index Fund and, subject to GEAM’s and the Board’s continuing oversight, delegates the responsibility for voting proxies to SSgA FM. SSgA FM’s proxy policy will be presented to the Board at least annually and SSgA FM will notify GEAM and the Board of any material changes to SSgA FM’s proxy policy at the next regular Board meeting after the material change occurs.

SSgA FM has undertaken to vote proxies with respect to the S&P 500 Index Fund’s underlying securities holdings and retains the final authority and responsibility for such voting. SSgA FM, at the direction of the SSgA FM Investment Committee, retains an outside consulting firm with expertise in the proxy voting and corporate governance fields to assist in the due diligence process and to act as voting agent. SSgA FM currently uses the services of ISS for this purpose. SSgA FM has instructed the voting agent to follow the voting guidelines as set by SSgA

FM’s Investment Committee. If areas of concern are discovered, or the guidelines do not specifically address a proxy issue, the issues are examined in detail by SSgA FM’s Investment Committee and voted as determined to be in the best interest of the S&P 500 Index Fund.

SSgA FM generally supports management on routine corporate governance matters, such as elections of directors who do not appear to have been remiss in the performance of their oversight responsibilities and who do not simultaneously serve on an unreasonable (as determined by SSgA FM) (other than those affiliated with the issues) number of other boards, approval of auditors, directors’ and auditors’ compensation, directors’ liability and indemnification, discharge of board members and auditors, financial statements and allocation of income, dividend payouts that are greater than or equal to country and industry standards, authorization of share repurchase programs, general updating of or corrective amendments to charter, change in corporation name, and elimination of cumulative voting.

SSgA FM generally votes in support of management on the following items, which have potentially substantial financial or best-interest impact: capitalization changes which eliminate other classes of stock and voting rights, changes in capitalization authorization for stock splits, stock dividends, and other specified needs which are no more than 50% of the existing authorization for U.S. companies and no more than 100% of existing authorization for non-U.S. companies, elimination of pre-emptive rights for share issuance of less than a given percentage (country specific—ranging from 5% to 20%) of the outstanding shares elimination of “poison pill” rights, stock purchase plans with an exercise price of not less that 85% of fair market value, stock option plans which are incentive based and not excessive other stock-based plans which are appropriately structured, reductions in super-majority vote requirements, and the adoption of anti-“greenmail” provisions.

SSgA FM generally votes against management on matters such as capitalization changes that add “blank check” classes of stock or classes that dilute the voting interests of existing shareholders, changes in capitalization authorization where management does not offer an appropriate rationale or which are contrary to the best interest of existing shareholders, anti-takeover and related provisions that serve to prevent the majority of shareholders from exercising their rights or effectively deter appropriate tender offers and other offers, amendments to bylaws which would require super-majority shareholder votes to pass or repeal certain provisions, elimination of shareholders’ right to call special meetings, establishment of classified boards of directors, reincorporation in a state which has more stringent anti-takeover and related provisions, shareholder rights plans that allow the board of directors to block appropriate offers to shareholders or which trigger provisions preventing legitimate offers from proceeding, excessive compensation, change-in-control provisions in non-salary compensation plans, employment contracts, and severance agreements which benefit management and would be costly to shareholders if triggered, adjournment of meeting to solicit additional votes, “other business as properly comes before the meeting” proposals which extend “blank check” powers to those acting as proxy, and proposals requesting re-election of insiders or affiliated directors who serve on audit, compensation, and nominating committees.

SSgA FM evaluates mergers and acquisitions on a case-by-case basis in order to seek the best value for the S&P 500 Index Fund, but generally votes against offers with potentially damaging consequences for minority shareholders because of illiquid stock, especially in some non-US markets and offers when there are prospects for an enhanced bid or other bidders, but generally votes in favor of offers that concur with index calculators treatment and our ability to meet our clients return objectives for passive funds and for proposals to restructure or liquidate closed end investment funds in which the secondary market price is substantially lower than the net asset value.

SSgA FM generally supports shareholders on issues such as requiring that auditors attend annual shareholder meetings, establishing the annual election of directors unless the board is composed by a majority of independent directors, the board’s key committees (auditing, nominating and compensation) are composed of independent directors, and there are no other material governance issues or performance issues, requiring a majority of independent directors on the board and on certain committees, mandating that changes to the bylaws have shareholder approval, proposals requiring the disclosure of executive retirement benefits in the absence of an independent compensation committee, the disclosure of Auditor and Consulting relationships when the same or related entities are conducting both activities, the establishment of selection committee responsible for the final approval of significant management consultant contract awards where existing firms are already acting in an auditing function; mandates that audit, compensation and nominating committee members should all be independent directors, and mandates giving the audit committee the sole responsibility for the selection and dismissal of the auditing firm and any subsequent result of audits are reported to the audit committee.

SSgA FM generally votes against shareholders on issues such as limits to tenure of directors, requirements that candidates for directorships own large amounts of stock before being eligible to be elected, restoration of cumulative voting in the election of directors, requirements that the company provide costly, duplicative, or redundant reports; or reports of a non-business nature, restrictions related to social, political, or special interest issues which affect the ability of the company to do business or be competitive and which have significant financial or best-interest impact, proposals which require inappropriate endorsements or corporate actions, requiring the company to expense stock options unless already mandated by FASB (or similar body) under regulations that supply a common valuation model, and proposals asking companies to adopt full tenure holding periods for their executives, proposals requiring the disclosure of executive retirement benefits if the issuer has an independent compensation committee.

From time to time, SSgA FM will review a proxy which presents a potential material conflict. As a fiduciary to its clients, SSgA FM takes these potential conflicts very seriously. While SSgA FM’s only goal in addressing any such potential conflict is to ensure that proxy votes are cast in the clients’ best interests and are not affected by SSgA FM’s potential conflict, there are a number of courses SSgA FM may take. The final decision as to which course to follow shall be made by SSgA FM’s Investment Committee.

When the matter falls clearly within one of the proposals enumerated in SSgA FM’s Policy, casting a vote which simply follows SSgA FM’s pre-determined policy would eliminate SSgA FM’s discretion on the particular issue and hence avoid the conflict.

In other cases, where the matter presents a potential material conflict and is not clearly within one of the enumerated proposals, or is of such a nature that SSgA FM believes more active involvement is necessary, the Chairman of SSgA FM’s Investment Committee shall present the proxy to SSgA FM’s Investment Committee, who will follow one of two courses of action. First, SSgA FM may employ the services of a third party, wholly independent of SSgA FM, its affiliates and those parties involved in the proxy issue, to determine the appropriate vote.

Second, in certain situations SSgA FM’s Investment Committee may determine that the employment of a third party is impractical, unnecessary or not feasible. In such situations, SSgA FM’s Investment Committee shall make a decision as to the voting of the proxy. The basis for the voting decision, including the basis for the determination that the decision is in the best interests of SSgA FM’s clients, shall be formalized in writing as a part of the minutes to SSgA FM’s Investment Committee. As stated above, which action is appropriate in any given scenario would be the decision of SSgA FM’s Investment Committee in carrying out its duty to ensure that the proxies are voted in the clients’, and not SSgA FM’s, best interests.

Reporting a Material Conflict of Interest

If a Material Conflict of Interest does arise, such conflict will be documented by GEAM, Palisade or SSgA FM, as applicable, on a Material Conflict of Interest form and the Board will be notified of such material conflict at the next regular board meeting after the material conflict occurs.

Additional Information

Should a shareholder of a Fund wish to obtain information, free of charge, regarding how proxies received by a particular Fund were voted during the most recent 12-month period ending June 30 of each year, please call (800) 242-0134 during business hours. A shareholder may also view such information on either the Trust’s website at www.geam.comor the SEC’s website at www.sec.gov under the name of the Trust, filed under Form N-PX.

Shareholder Servicing and Distribution Plan

The Trust’s Board adopted a Shareholder Servicing and Distribution Plan with respect to the Trust’s Service Class shares pursuant to Rule 12b-1 under the 1940 Act (the “Plan”). Under the Plan, the Trust pays GEID, with respect to the Service Class shares of each Fund, an annual fee of 0.25% of the value of the average daily net assets attributed to such Service Class shares. The shareholder servicing and distribution fee is intended to (a) compensate GEID, or enable GEID to compensate other persons (“Service Providers”), for providing ongoing servicing and/or maintenance of the accounts of Service Class shareholders of a Fund and (b) compensate GEID, or enable GEID to compensate Service Providers (including any distributor of Service Class shares of the Fund), for providing services primarily intended to result in, or are primarily attributable to, the sale of Service Class shares.

The Plan was approved by the sole initial shareholder of the Trust. Under its terms, the Plan continues from year to year, provided its continuance is approved annually by vote of the Trust’s full Board, as well as by a majority of the Trustees who are not interested persons of the Trust and who have no direct or indirect financial interest in the operation of the Plan or in any agreements related to the Plan (“Independent Trustees”). The Plan may not be amended to increase materially the amount of the fees paid under the Plan with respect to a Fund without approval of Service Class shareholders of the Fund. In addition, all material amendments of the Plan must be approved by the Trustees and Independent Trustees in the manner described above. The Plan may be terminated with respect to a Fund at any time, without penalty, by vote of a majority of the Independent Trustees or by a vote of a majority of the outstanding voting securities of the Service Class shares of that Fund (as defined in the 1940 Act).

In addition, GEAM and its affiliates may, at their own expense and out of their own legitimate profits or other resources, pay additional compensation to an authorized broker-dealer, investment adviser, financial adviser, retirement plan administrator, insurance company, or other financial intermediary that has entered into a distribution agreement, service agreement or other type of arrangement with GEAM, the Distributor or the Funds (“Authorized Firms”) for selling or servicing Fund shares. Authorized Firms that receive these payments may be affiliated with GEAM. Payments may relate to selling and/or servicing activities, such as: access to an Authorized Firm’s customers or network; recordkeeping services; aggregating, netting and transmission of orders; generation of sales and other informational materials; individual or broad-based marketing and sales activities; wholesale activities; conferences; retention of assets; new sales of Fund shares, and a wide range of other activities. Compensation amounts generally vary, and can include various initial and on-going payments. Additional compensation may also be paid to broker-dealers who offer certain Funds as part of a special preferred-list or other preferred treatment program.

GEAM does not direct the Funds’ portfolio securities transactions, or provide any brokerage-related remuneration to broker-dealers for promoting or selling Fund shares.

GEAM and its affiliates also may pay financial consultants for products and/or services such as: (i) performance analytical software, (ii) attendance at, or sponsorship of, professional conferences, (iii) product evaluations and other types of investment consulting and (iv) asset/liability studies and other types of retirement plan consulting. GEAM and its affiliates may also provide non-cash compensation to financial consultants, including occasional gifts, meals, or other entertainment. These activities may create, or could be viewed as creating, an incentive for such consultants or their employees or associated persons to recommend or sell shares of the Funds. Firms that receive these various types of payments (including those affiliated with GEAM may have a conflict of interest in selling the Funds rather than other mutual funds, particularly if these payments exceed the amounts paid by other mutual funds.

During the fiscal year ended September 30, 2007, the Funds paid $485,294 to GEID for distribution and shareholder servicing. For the fiscal year ended September 30, 2007, the following GE Institutional Funds paid GEID under their 12b-1 Plans:

Fund	Amount Paid Under Service Class 12b-1 Plan
U.S. Equity Fund	$85,337
S&P 500 Index	$1,234
Core Value Equity Fund	$74
Small-Cap Equity Fund	$80
International Equity	$67,142
Premier Growth Equity	$331,305
Income Fund	$34
Strategic Investment Fund	$62
Money Market Fund	$26
TOTAL	$485,294

For the fiscal year ended September 30, 2007, the GE Institutional Funds spent the fees paid under each Fund’s Service Class 12b-1 Plan as follows:

Fund	Printing & Mailing of Prospectuses to Other than Current Shareholders	Compensation to Sales Personnel	Other **	Total
International Equity	$1,011	$91,688	$10,799	$113,990
Money Market Fund	$0	$0	$0	$0
Premier Growth Equity	$3,790	$683,709	$40,479	$736,349
U.S. Equity	$860	$88,857	$9,179	$104,157
Value Equity Fund	$1	$2,939	$9	$2,957
S&P 500 Index	$22	$3,440	$231	$4,017
Income Fund	$0	$2,917	$4	$2,924
Small-Cap Equity Fund	$1	$2,939	$10	$2,960
Strategic Investment Fund	$4,098	$2,924	$43,766	$50,804
TOTAL	$9,783	$879,413	$104,477	$1,018,159

**	Other includes the following expenses: rent, phone, and recruiting of sales personnel.

Custodian

State Street Bank and Trust Company (“State Street”), located at 225 Franklin Street, Boston, Massachusetts 02101, serves as custodian of the Funds’ investments. Under its custodian contract with the Trust, State Street is authorized to appoint one or more banking institutions as subcustodians of assets owned by each Fund. For its custody services, State Street receives monthly fees based upon the month-end, aggregate net asset value of the Funds, plus certain charges for securities transactions. The assets of the Trust are held under bank custodianship in accordance with the 1940 Act.

Transfer Agent

PFPC Inc., a member of the PNC Financial Services Group, located at P.O. Box 9838, Providence, Rhode Island 02940, serves as the transfer agent of the Funds’ investments. As transfer agent, PFPC Inc. is responsible for processing purchase and redemption requests and crediting dividends to the accounts of shareholders of the Funds. For its services, PFPC Inc. receives monthly fees charged to the Funds, plus certain charges for securities transactions.

Distributor

GE Investment Distributors, Inc. (“GEID”), located at 3001 Summer Street, Stamford, Connecticut 06912, serves as the distributor of Fund shares on a continuing best efforts basis.

PURCHASE, REDEMPTION AND EXCHANGE OF SHARES

Purchases

Shares are offered to investors at the offering price, based on the net asset value (NAV) next determined after receipt of an investment in good order by PFPC Inc., the Trust’s transfer agent. The offering price is equal to NAV, as described below. There is no front-end sales charge or contingent deferred sales charge (CDSC) for investments in the Investment Class or Service Class shares of the GE Institutional Funds.

GEID and other persons remunerated on the basis of sales of shares may receive different levels of compensation for selling one class of shares over another. In addition, trail commissions of up to 0.25% may be paid to authorized broker-dealers, financial institutions or investment advisers which have entered into sales agreements with GEID (“Authorized Firms”) for providing on-going services with respect to Service Class shares.

GEID offers shares of each class to certain investors that meet the eligibility requirements described below. The Trust was designed to appeal to institutional investors such as corporations, foundations, endowments and trusts established to fund employee benefit plans of various types as well as charitable, religious and educational institutions. The Trust expects that most of the time each Fund will have relatively few shareholders (as compared with most mutual funds) but that these shareholders will invest substantial amounts in a Fund.

Eligible Investors

The Funds are primarily offered to certain institutional investors, such as defined benefit plans, defined contribution plans that meet the requirements for qualification under section 401(k) of the Internal Revenue Code (“Code”), tax-deferred arrangements under section 403(b) or 457 of the Code, similar plans or arrangements pursuant to which an investor is not taxed on his or her investment in the Trust until the investment is sold, foundations, endowments and corporations investing on their own behalf.

The Funds expect that most of the time each Fund will have relatively few direct shareholder accounts (as compared with most mutual funds) but that each such account will constitute a substantial investment in a Fund.

Eligibility Requirements

GE Affiliated Retirement Plans: Retirement plans (including defined benefit and defined contribution plans) of companies that are affiliated with GEAM are eligible to invest in the Funds. There is no plan asset size or minimum investment requirements for initial or subsequent purchases of shares of any of the Funds by an eligible affiliated plan investor.

Investment Only Defined Contribution Plan Investors: Any participant directed defined contribution plan with a minimum plan asset size of $500 million are eligible to invest in the Funds. There are no minimum investment requirements for initial or subsequent purchases of shares of any of the Funds by an eligible plan investor.

Direct Institutional Investors: All other institutional investors, including defined benefit plans, endowments, foundations and corporations purchasing shares for their own accounts directly with the Distributor are eligible to invest in the Funds, subject to a minimum initial investment of $5 million in each Fund for each investor. The minimum investment requirement is waived for each investor (or group of affiliated investors) if such person or group has (or will have) invested at least $25 million at the time of initial investment in one or more investment portfolios or accounts that are advised by GEAM. There is no minimum investment requirement for subsequent purchases.

Other Investors:

(i) Existing Fund shareholders of record that still hold shares of any Fund as of January 29, 2008, may continue to invest in the respective share class in which they are invested of any Fund.

(ii) Investors may also invest in the Funds through authorized broker-dealers, investment advisers, financial advisers, retirement plan administrators, insurance companies or other financial intermediaries (together the “Financial Intermediaries”) that have entered into a distribution agreement, service agreement or other type of arrangement with GEAM, the Funds or the Distributor with respect to the Funds as of January 29, 2008.

(iii) Prospective investors and Financial Intermediaries that were offered the Funds prior to January 29, 2008, and who makes an initial investment in the Funds prior to July 1, 2008 are also eligible to invest in the Funds.

Affiliated Investors: Related investors are investors that are affiliated persons of each other within the meaning of the 1940 Act.

Share Class Eligibility Requirements

Investment Class Eligibility: All eligible investors may invest in the Investment Class shares of the Funds, provided that the cost to GEAM (or its affiliates) for providing or paying for any selling or servicing activities in connection with such investor accounts does not typically exceed an amount equal to 0.15% of the average net asset value of such accounts.

Service Class Eligibility: All other eligible investors that do not qualify to invest in Investment Class shares may invest in the Service Class shares of the Funds, provided that the cost to GEAM (or its affiliates) for providing or paying for any selling or servicing activities in connection with such investor accounts does not typically exceed an amount equal to 0.40% (including the 0.25% distribution and shareholder services fee or 12b-1 fees) of the average net asset value of such accounts. Investors that do not qualify to invest in either class of Fund shares, may be offered other investment options managed by GEAM.

How to Open an Account. Investors must open an account before purchasing Fund shares. Investors may open an account by submitting an account application to GEID, the transfer agent or a broker-dealer, financial institution or investment adviser that has entered into a sales agreement with GEID (“Authorized Firm”). Investors may obtain an account application by telephoning the Trust at (800) 493-3042 or by writing to the Trust at:

GE Institutional Funds

P.O. Box 120065

Stamford, CT 06912-0065

For overnight package delivery:

GE Institutional Funds

c/o PFPC Inc.

101 Sabin Street

Pawtucket, RI 02860

To open an account, an investor must complete and sign an application and furnish its taxpayer identification number to the Trust. The investor also must certify whether or not it is subject to withholding for failing to report income to the Internal Revenue Service.

How to Buy Shares. Once an account has been opened, an investor may purchase Fund shares from GEID or through an Authorized Firm. The Authorized Firm will be responsible for transmitting the investor’s order to the transfer agent. Investors should contact their Authorized Firm for instructions.

Investors may purchase shares in amounts of $5 million or more with either cash or investment securities acceptable to the relevant Fund. GEID will inform investors of the securities acceptable to the Fund. The securities will be accepted by the Fund at their market value in return for Fund shares of equal value.

Investors also may purchase shares directly from the transfer agent by wiring federal funds to: PNC Bank (ABA # 031000053) For: GE Institutional Funds — [Name of Fund] Account of: [Investor’s name, address and account number]. If a wire is received by the close of regular trading on the NYSE on a Business Day, the shares will be priced according to the net asset value of the Fund on that day. If a wire is received after the close of regular trading on the NYSE, the shares will be priced as of the time the Fund’s net asset value per share is next determined.

Payment for orders that are not accepted will be returned to investors promptly. An investor’s financial institution may charge a fee for wiring its account.

Redemptions

The right of redemption of shares of a Fund may be suspended or the date of payment postponed (i) for any periods during which the NYSE is closed (other than for customary weekend and holiday closings), (ii) when trading in the markets the Fund normally utilizes is restricted, or an emergency, as defined by the rules and regulations of the SEC, exists, making disposal of a Fund’s investments or determination of its net asset value not reasonably practicable or (iii) for such other periods as the SEC by order may permit for the protection of the Fund’s shareholders. A shareholder who pays for Fund shares by personal check will receive the proceeds of a redemption of those shares when the purchase check has been collected, which may take up to 15 days or more. Shareholders who anticipate the need for more immediate access to their investment should purchase shares with federal funds or bank wire or by a certified or cashier’s check.

An investor may redeem all or a portion of the shares on any day that the Fund is open for business. Redemption requests received in good order on that day will be effected at the net asset value next determined after the close of regular trading on the NYSE. Redemption requests received in proper form after the close of business of the NYSE will be effected at the net asset value as next determined. Investors must specify the class of shares to be redeemed if they hold both Service Class and Investment Class shares of a Fund. Certain redemptions are subject to a redemption fee. For information on redemption fees, please see “PURCHASE, REDEMPTION AND EXCHANGE OF SHARES – Redemption Fees” later in this SAI.

Redemptions-in-Kind. If the Board determines that it would be detrimental to the best interests of a Fund’s shareholders to make a redemption payment wholly in cash, the Trust may pay, in accordance with rules adopted by the SEC, any portion of a redemption in excess of the lesser of $250,000 or 1% of the Trust’s net assets by a redemptions in kind of portfolio securities in lieu of cash except to the extent described below. Redemptions failing to meet this threshold must be made in cash. Portfolio securities issued in a distribution in kind will be deemed by GEAM to be readily marketable. Shareholders receiving distributions in kind of portfolio securities may incur brokerage commissions when subsequently disposing of those securities. If the law applicable to a Fund or an investor in the Fund (such as the law of a foreign jurisdiction where the Fund’s shares are sold) does not permit redemptions in kind to shareholders, the Fund will effect redemptions for those shareholders in cash on the normal redemption schedule described in the prospectus.

Exchange Privilege

As described in the Prospectuses, a shareholder of the Investment Class of a Fund may exchange such shares for Investment Class shares of another Fund or for Service Class shares of the same or another Fund. Likewise, shareholders of the Service Class shares of a Fund may exchange such shares for Service Class shares of another Fund or for Investment Class shares of the same or another Fund, provided the shareholder meets the eligibility requirement for the requested share class.

The exchange privilege described in the Prospectuses enables a shareholder of a Fund to acquire shares in a Fund having a different investment objective and policies when the shareholder believes that a shift between Funds is an appropriate investment decision. Upon receipt of proper instructions and all necessary supporting documents, and provided the Fund is an available option, the shareholder meets the minimum investment requirement for the Fund that is the “target” of the exchange, and such Fund may be legally sold in the shareholder’s state of residence, shares submitted for exchange are redeemed at the then-current net asset value and the proceeds are immediately invested in shares of the Fund being acquired. The Trust reserves the right to reject any exchange request and may, upon 60 days’ prior written notice to a Fund’s shareholders, terminate the exchange privilege. An exchange may be subject to a redemption fee. For information on redemption fees, please see “PURCHASE, REDEMPTION AND EXCHANGE OF SHARES – Redemption Fees” later in this SAI.

Redemption Fees

A 2% redemption fee is charged on redemptions of shares of the International Equity Fund that are redeemed (either by selling the shares or exchanging into any other Fund) within 90 days of purchase (either by buying the shares or exchanging into the International Equity Fund), subject to certain exceptions. Shares of the International Equity Fund held for more than 90 days are not subject to the 2% redemption fee. This fee is paid to the International Equity Fund, not GE Asset Management or the Distributor, and is designed to offset brokerage commissions, market impact, and other costs associated with short-term trading. Shares held the longest will always be redeemed first. If a shareholder transfers shares to a different account registration or converts them to a different share class, the shares will retain their original purchase date for purposes of assessing the redemption fee.

The redemption fee does not apply to shares: (1) acquired through dividends or capital gains investments; (2) purchases through a defined contribution retirement plan (such as 401(k) and 403(b) plans); (3) redeemed because of death or disability, as defined in the Code; (4) that are mandatory retirement distributions of IRA accounts that represent the minimum required distribution from an IRA; and (5) that are redemptions effected through a Systematic Withdrawal Plan. These exceptions apply to shares purchased or redeemed either directly with the Fund or its transfer agent or indirectly through an Authorized Firm.

The 2% redemption fee will also be imposed by an Authorized Firm on transactions in shares held in certain omnibus accounts that are not exempt as described above.

NET ASSET VALUE

The Trust will not calculate net asset value on days that the NYSE is closed. The following holidays are observed: New Year’s Day, Martin Luther King, Jr. Day, Washington’s Birthday, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day. On those days, securities held by a Fund may nevertheless be actively traded, and the value of the Fund’s shares could be significantly affected. The value of the portfolio securities held by each Fund may change on such days when shareholders will not be able to purchase or redeem the Fund’s shares.

The net asset value (NAV) of each share is calculated as of the close of regular trading on the NYSE, normally 4:00p.m. Eastern time, each day the NYSE is open for trading, but may also incorporate certain prices or values for securities as of a later time. Because of the need to obtain prices as of the close of trading on various exchanges throughout the world, the calculation of the net asset value of certain Funds may not take place contemporaneously with the determination of the prices of many of their portfolio securities used in the calculation. Normally, this means that a Fund will use prices for foreign securities from market closings that occur earlier than when the net asset value is calculated, but this may also mean that securities may be priced with closing prices from a market that closes shortly after the NYSE closes, such as for some exchange traded funds (ETFs) traded on the American Stock Exchange (or any other exchange) and exchange traded index futures contracts and options, which normally close trading at 4:15 p.m. Eastern time. A security that is listed or traded on more than one exchange is valued at the quotation on the exchange determined to be the primary market for the security. All assets and liabilities of the Funds initially expressed in foreign currency values will be converted into U.S. dollar values at the WM 11:00 a.m. Eastern time exchange rate. If quotations are not readily available for a portfolio security, or if it is believed that the price or quotation for a portfolio security does not represent its fair value, the security may be valued using procedures approved by the Board that are designed to more accurately reflect the “fair value” of that portfolio security. An affected portfolio security held by any Fund could be valued using these procedures.

The NAV per share class for each Fund is determined by adding the value of the Fund’s investments, cash, and other assets attributable to that class, subtracting its liabilities, and then dividing the result by the number of that class’ outstanding shares.

A Fund’s portfolio securities are valued generally on the basis of market quotations. Equity securities generally are valued at the last reported sales price on the primary market in which they are traded. Portfolio securities listed on the NASDAQ are valued using the NASDAQ Official Closing Price, which may not necessarily represent the last sale price. If no sales occurred on the exchange or NASDAQ that day, the portfolio security generally is valued using the last reported bid price.

Debt securities (other than short-term securities described below) generally are valued at an evaluated bid as reported by an independent pricing service. Values obtained from pricing services are based on various factors such as market transactions, dealer supplied valuations, security characteristics and other market data. In the absence of a reliable price from such a pricing service, debt securities may be valued based on dealer supplied valuations or quotations. Municipal obligations are valued at the mean between the quoted bid prices and quoted asked prices.

A Fund’s written or purchased options are valued at the last sales price, or if no sales occurred that day, at the last reported bid price.

All portfolio securities of the Money Market Fund and any short-term securities held by any other Fund with remaining maturities of sixty days or less at the time of purchased are valued on the basis of amortized cost. Amortized cost valuation involves initially valuing an instrument at its cost and thereafter assuming a constant amortization to maturity of any discount or premium, regardless of the effect of fluctuating interest rates on the market value of the instrument. Although this method provides certainty in valuation, it may result in periods during which value, as determined by amortized cost, is higher or lower than the price the Money Market Fund would receive if it sold the instrument.

The use of the amortized cost method of valuing the portfolio securities of the Money Market Fund is permitted by a rule adopted by the SEC. Under this rule, the Money Market Fund must maintain a dollar-weighted average portfolio maturity of 90 days or less, purchase only instruments having remaining maturities of 397 calendar days or less, and invest only in “eligible securities” as defined in the rule, which are determined by GEAM to present minimal credit risks. Pursuant to the rule, GEAM has established procedures designed to stabilize, to the extent reasonably possible, the Fund’s price per share as computed for the purpose of sales and redemptions at $1.00. These procedures include review of the Money Market Fund’s portfolio holdings at such intervals as GEAM may deem appropriate, to determine whether the Fund’s net asset value calculated by using available market quotations or market equivalents deviates from $1.00 per share based on amortized cost.

The rule regarding amortized cost valuation provides that the extent of certain significant deviations between the Money Market Fund’s net asset value based upon available market quotations or market equivalents and the $1.00 per share net asset value based on amortized cost must be examined by the Board. In the event the Board determines that a deviation exists that may result in material dilution or other unfair results to investors or existing shareholders of the Money Market Fund, the Board must, in accordance with the rule, cause the Fund to take such corrective action as the Board regards as necessary and appropriate, including: selling portfolio instruments of the Fund prior to maturity to realize capital gains or losses or to shorten average portfolio maturity; withholding dividends or paying distributions from capital or capital gains; redeeming shares in kind; or establishing a net asset value per share by using available market quotations.

If prices are not readily available for a portfolio security, or if it is believed that the price for a portfolio security does not represent its fair value, the security may be valued using procedures approved by the Board that are designed to establish its “fair value”. Those procedures require that the fair value of a security be established by the fair valuation committee. The fair valuation committee follows different protocols for different types of investments and circumstances. The fair value procedures may be used to value any investment of any Fund in the appropriate circumstances. Examples of the types of securities that may be fair valued include thinly traded or illiquid investments, high-yield securities or foreign securities.

DIVIDENDS, DISTRIBUTIONS AND TAXES

Dividends and Distributions

Net investment income (that is, income other than long- and short-term capital gains) and net realized long- and short-term capital gains are determined separately for each Fund. Dividends of a Fund which are derived from net investment income and distributions of net realized long- and short-term capital gains paid by a Fund to a shareholder will be automatically reinvested in additional shares of the same Class of the Fund, respectively, and deposited in the shareholder’s account, unless the shareholder instructs the Trust, in writing or by telephone, to pay all dividends and distributions in cash. Shareholders may contact the Trust for details concerning this election. However, if it is determined that the U.S. Postal Service cannot properly deliver Fund mailings to a shareholder, the Fund may terminate the shareholder’s election to receive dividends and other distributions in cash. Thereafter, the shareholder’s subsequent dividends and other distributions will be automatically reinvested in additional shares of the Fund until the shareholder notifies the Fund in writing of his or her correct address and requests in writing that the election to receive dividends and other distributions in cash be reinstated. No interest will accrue on amounts represented by uncashed dividend, distribution or redemption checks. Dividends attributable to the Income Fund and Money Market Fund are declared daily and paid monthly.

Dividends attributable to the net investment income of the Premier Fund, U.S. Equity Fund, Small-Cap Equity Fund, Value Equity Fund, International Fund and Strategic Investment Fund are declared and paid annually. If a shareholder redeems all of his shares of the Income Fund or the Money Market Fund at any time during a month, all dividends to which the shareholders is entitled will be paid to the shareholder along with the proceeds of his redemption. Written confirmations relating to the automatic reinvestment of daily dividends will be sent to shareholders within five days following the end of each quarter for the Income Fund, and within five days following the end of each month for the Money Market Fund. Distributions of any net realized long-term and short-term capital gains earned by a Fund will be made annually. These dividends and distributions are intended to comply with the requirements of the Code and are determined in accordance with federal income tax regulations, which may differ from generally accepted accounting principles. All expenses of the Income Fund and the Money Market Fund are accrued daily and deducted before declaration of dividends to shareholders. Earnings of the Income Fund and the Money Market Fund for Saturdays, Sundays and holidays will be declared as dividends on the business day immediately preceding the Saturday, Sunday or holiday. As a result of the different service and distribution fees applicable to the Classes, the per share dividends and distribution on Investment Class shares will be higher than those on the Service Class shares.

Each Fund is subject to a 4% non-deductible excise tax measured with respect to certain undistributed amounts of net investment income and capital gains. If necessary to avoid the imposition of this tax, and if in the best interests of the Fund’s shareholders, the Trust will declare and pay dividends of the Fund’s net investment income and distributions of the Fund’s net capital gains more frequently than stated above.

Taxation of the Funds and Their Investments

The following is a summary of the federal taxation of the Funds and their investments and is based on tax laws and regulations in effect on the date of this SAI. Tax law is subject to change by legislative, administrative or judicial action, possibly with retroactive effect.

Each Fund is treated as a separate taxpayer for federal income tax purposes. The Trust intends for each Fund to elect to be treated as a regulated investment company under Subchapter M of Chapter 1 of the Code and to continue to qualify as a regulated investment company each year. If a Fund: (1) continues to qualify as a regulated investment company, and (2) distributes to its shareholders at least the sum of (i) 90% of its investment company taxable income (including for this purpose its net ordinary investment income and any excess of its net realized short-term capital gains over its net realized long-term capital losses) and (ii) 90% of its tax-exempt interest income (reduced by certain expenses) (collectively, the “90% distribution requirement”), (which the Trust intends each Fund to do), then under the provisions of Subchapter M of the Code, the Fund will not be subject to federal income tax on the portion of its investment company taxable income and net capital gain (i.e., net long-term capital gain in excess of short-term capital loss) it distributes to shareholders (or treats as having been distributed to shareholders).

If for any taxable year a Fund fails to qualify as a regulated investment company or fails to satisfy the 90% distribution requirement, then all of its taxable income becomes subject to federal, and possibly state, income tax at regular corporate rates (without any deduction for distributions to its shareholders) and distributions to its shareholders constitute dividend income (including dividends derived from capital gains or interest on tax-exempt obligations) to the extent of such Fund’s available earnings and profits.

Each Fund must meet several requirements to maintain its status as a regulated investment company. These requirements include the following: (1) at least 90% of each Fund’s gross income for each taxable year must be derived from dividends, interest, payments with respect to loaned securities, gains from the sale or disposition of securities (including gains from related investments in foreign currencies), and other income (including gains from options, futures or forward contracts) derived with respect to its business of investing in such securities or currencies; and (2) at the close of each quarter of each Fund’s taxable year, (a) at least 50% of the value of each Fund’s total assets must consist of cash, cash items, securities of other regulated investment companies, U.S. Government securities and other securities (with such securities of any one issuer being limited to no more than 5% of the value of each Fund and to no more than 10% of the outstanding voting securities of such issuer), and (b) each Fund must not invest more than 25% of its total assets in the securities of any one issuer (other than U.S. Government securities or the securities of other regulated investment companies), or of two or more issuers that are controlled by the Fund and that are engaged in the same or similar trades or businesses or related trades or businesses, or the securities of one or more “qualified publicly-traded partnerships”.

In addition, in order to avoid a 4% nondeductible federal excise tax on certain undistributed income of, each Fund generally must distribute in a timely manner the sum of (1) 98% of its ordinary income for each calendar year, (2) 98% of its capital gain net income for the one-year period ending October 31 in that calendar year, and (3) any income not distributed in prior years (the “excise tax avoidance requirements”).

Each Fund generally will endeavor to distribute (or treat as deemed distributed) to shareholders all of its investment company taxable income and its net capital gain, if any, for each taxable year so that it will not incur federal income or excise taxes on its earnings.

Investment income received by a Fund from sources within foreign countries, or capital gains earned by the Funds investing in securities of foreign issuers, may be subject to foreign income taxes withheld at the source. In this regard, withholding tax rates in countries with which the United States does not have a tax treaty are often as high as 35% or more. The United States has entered into tax treaties with many foreign countries that entitle the Funds to a reduced rate of tax or an exemption from tax on income and gains from such countries. The effective rate of foreign tax cannot be determined at this time since the amount of these Funds’ assets to be invested within various countries is not now known. The Trust intends that the Funds seek to operate so as to qualify for treaty-reduced rates of tax when applicable.

In addition, if a Fund qualifies as a regulated investment company under the Code, and if more than 50% of the Fund’s total assets at the close of the taxable year consists of securities of foreign corporations, the Fund may elect, for U.S. federal income tax purposes, to treat foreign income taxes paid by the Fund (including certain withholding taxes) that can be treated as income taxes under U.S. income tax principles as paid by its shareholders. The Fund with “International” in its name anticipates that it may qualify for and make this election in most, but not necessarily all, of its taxable years. If a Fund makes such an election, an amount equal to the foreign income taxes paid by the Fund will be included in the income of its shareholders and the shareholders often are entitled to credit their portions of this amount against their U.S. tax liabilities, if any, or to deduct those portions from their U.S. taxable income, if any. Shortly after any year for which a Fund makes such an election, it will report to its shareholders, in writing, the amount per share of foreign tax that must be included in each shareholder’s gross income and the amount that will be available as a deduction or credit against the shareholder’s own tax liability. Shareholders must itemize their deductions in order to deduct foreign taxes. Certain limitations may apply that could limit the extent to which the credit or the deduction for foreign taxes may be claimed.

If a Fund acquires stock in certain foreign corporations that receive at least 75% of their annual gross income from passive sources (such as interest, dividends, rents, royalties or capital gain) or hold at least 50% of their total assets in investments producing such passive income (“passive foreign investment companies”), that Fund could be subject to federal income tax and additional interest charges on “excess distributions” received from such companies or gain from the sale of stock in such companies, even if all income or gain actually received by the Fund is timely distributed to its shareholders. The Fund would not be able to pass through to its shareholders any credit or deduction for such a tax. Certain elections may, if available, ameliorate these adverse tax consequences, but any such election requires the applicable Fund to recognize taxable income or gain without the concurrent receipt of cash. Any Fund that acquires stock in foreign corporations may limit and/or manage its holdings in passive foreign investment companies to minimize its tax liability.

A Fund’s transactions in foreign currencies, forward contracts, options contracts and futures contracts are subject to special provisions of the Code (including provisions relating to “hedging transactions” and “straddles”) that, among other things, may affect the character of gains and losses realized by the Fund (that is, may affect whether gains or losses are ordinary or capital), accelerate recognition of income to the Fund and defer losses of the Fund. These rules (1) could affect the character, amount and timing of distributions to shareholders of a Fund, (2) could require the Fund to “mark-to-market” certain types of the positions in its portfolio (that is, treat them as if they were closed out at the end of each year) and (3) may cause the Fund to recognize income without receiving cash with which to make distributions in amounts necessary to satisfy the 90% distribution requirement and the excise tax avoidance requirements described above.

For example, foreign exchange gains and losses realized by a Fund in connection with certain transactions involving non-dollar debt securities, certain foreign currency futures contracts, foreign currency option contracts, foreign currency forward contracts, foreign currencies, or payables or receivables denominated in a foreign currency are subject to Code provisions which generally treat such gains and losses as ordinary income and losses and may affect the amount, timing and character of distributions to shareholders. Any such transactions that are not directly related to a Fund’s investment in securities (possibly including speculative currency positions or currency derivatives not used for hedging purposes) could, under future Treasury regulations, produce income not among the types of “qualifying income” from which the Fund must derive at least 90% of its annual gross income.

In addition, each Fund that invests in certain payment-in-kind securities, zero coupon obligations or certain deferred interest securities (and, in general, any other securities with original issue discount or with market discount if the Fund elects to include market discount in current income) must accrue income on such investments prior to the receipt of the corresponding cash. However, because each Fund must meet the 90% distribution requirement to qualify as a regulated investment company, a Fund may have to dispose of its portfolio investments under disadvantageous circumstances to generate cash, or may have to leverage itself by borrowing the cash, to satisfy distribution requirements.

The Federal income tax rules applicable to interest rate swaps, caps and floors are unclear in certain respects, and a Fund may be required to account for these transactions in a manner that, in certain circumstances, may limit the degree to which it may utilize these transactions.

Each Fund seeks to monitor its transactions to make the appropriate tax elections and make the appropriate entries in its books and records when the Fund acquires any foreign currency, forward contract, option, futures contract or hedged investment, to mitigate the effect of these rules and prevent disqualification of the Fund as a regulated investment company.

Capital Loss Carryforwards

As of September 30, 2006, the following Funds have capital loss “carryforwards” as indicated below. To the extent provided in the Code and regulations thereunder, a Fund may carry forward such capital losses to offset realized capital gains in future years. To the extent that these losses are used to offset future capital gains, it is probable that the gains so offset will not be distributed to shareholders because they would be taxable as ordinary income.

Fund	Amount	Expiration Dates: September 30,
S&P 500 Index Fund	$542,881	2010
	$6,423,606	2011
	$4,879,386	2012
Income Fund	$917,177	2014
	$2,699,269	2015
Money Market Fund	$90	2011

Taxation of U.S. Shareholders

The following is a summary of certain Federal income tax considerations regarding the purchase, ownership and disposition of shares of the Funds and is based on tax laws and regulations in effect on the date of this SAI. Tax law is subject to change by legislative, administrative or judicial action, possibly with retroactive effect. The following discussion relates solely to U.S. federal income tax law as applicable to U.S. taxpayers (e.g., U.S. citizens or residents and U.S. domestic corporations, partnerships, trusts or estates). The discussion does not address special tax rules applicable to certain classes of investors, such as qualified retirement accounts or trusts, tax-exempt entities, insurance companies, banks and other financial institutions or to non-U.S. taxpayers. Dividends, capital gain distributions, and ownership of or gains realized on the redemption (including an exchange) of the shares of a Fund may also be subject to state and local taxes. This summary does not address any federal estate tax issues that may arise from ownership of Fund shares. Shareholders should consult their own tax advisers as to the federal, state or local tax consequences of ownership of shares of, and receipt of distributions from, the Funds in their particular circumstances.

Distributions by a Fund of the excess of its net long-term capital gains over its net short-term capital losses which are properly designated by a Fund as “capital gain dividends” are taxable to a shareholder as long-term capital gain regardless of a shareholder’s holding period for his or her shares and regardless of whether such distributions are paid in cash or reinvested in additional shares. All other dividends of a Fund (including dividends from short-term capital gains) from its current and accumulated earnings and profits (“regular dividends”) are generally subject to tax as ordinary income.

Under a recently enacted law, however, special rules apply to regular dividends paid to individuals. Such a dividend, with respect to taxable years ending on or before December 31, 2010, may be subject to tax at the rates generally applicable to long-term capital gains for individuals (currently at a maximum rate of 15%), provided that the individual receiving the dividend satisfies certain holding period and other requirements. Dividends subject to these special rules are not actually treated as capital gains, however, and thus are not included in the computation of an individual’s net capital gain and generally cannot be used to offset capital losses. The long-term capital gains rates will apply to: (i) 100% of the regular dividends paid by a Fund to an individual in a particular taxable year if 95% or more of the Fund’s gross income (ignoring gains attributable to the sale of stocks and securities except to the extent net short-term capital gain from such sales exceeds net long-term capital loss from such sales) in that taxable year is attributable to qualified dividend income received by the Fund; or (ii) the portion of the regular dividends paid by a Fund to an individual in a particular taxable year that is attributable to qualified dividend income received by a Fund in that taxable year if such qualified dividend income accounts for less than 95% of the Fund’s gross income (ignoring gains attributable to the sale of stocks an securities except to the extent net short-term capital gain from such sales exceeds net long-term capital loss from such sales) for that taxable year. For this purpose, “qualified dividend income” generally means income from dividends received by a Fund after December 31, 2002 from U.S. corporations and qualifying foreign corporations, provided that the Fund satisfies certain holding period requirements in respect of the stock of such corporations and has not hedged its position in the stock in certain ways. However, qualified dividend income does not include any dividends received from tax-exempt corporations. Also, dividends received by a Fund from a real estate investment trust or another regulated investment company generally are qualified dividend income only to the extent the dividend distributions are made out of qualified dividend income received by such real estate investment trust or other regulated investment company. In the case of securities lending transactions, payments in lieu of dividends are not qualified dividend income. If a shareholder elects to treat Fund dividends as investment income for purposes of the limitation on the deductibility of investment interest, such dividends would not be a qualified dividend income.

We will send you information after the end of each year setting forth the amount of dividends paid by us that are eligible for the reduced rates.

If an individual receives a dividend qualifying for long-term capital gains rates and such a dividend constitutes an “extraordinary dividend,” and the individual subsequently recognizes a loss on the sale or exchange of stock in respect of which the extraordinary dividend was paid, then the loss will be long-term capital loss to the extent of such extraordinary dividend. An “extraordinary dividend” on common stock for this purpose is generally a dividend (i) in an amount greater than or equal to 10% of the taxpayer’s tax basis (or trading value) in a share of stock, aggregating dividends with ex-dividend dates within an 85-day period or (ii) in an amount greater than or equal to 20% of the taxpayer’s tax basis (or trading value) in a share of stock, aggregating dividends with ex-dividend dates within a 365-day period.

Distributions, if any, in excess of earnings and profits usually constitute a return of capital, which first reduces an investor’s tax basis in his or her Fund’s shares and thereafter (after such basis is reduced to zero) generally gives rise to capital gains. Shareholders electing to receive distributions in the form of additional shares have a cost basis for federal income tax purposes in each share so received equal to the amount of cash they would have received had they elected to receive the distributions in cash.

A Fund’s ordinary income dividends to corporate shareholders may, if certain conditions are met, qualify for the dividends received deduction to the extent that the Fund has received dividend income during the taxable year that otherwise qualifies for the deduction; capital gain dividends distributed by a Fund are not eligible for the dividends received deduction. In order to constitute an eligible qualifying dividend, a dividend must be from a U.S. domestic corporation in respect of the stock of such corporation that has been held by the Fund, for federal income tax purposes, for at least 46 days during the 90-day period that begins 45 days before the stock becomes ex-dividend (or, in the case of preferred stock, 91 days during the 180-day period that begins 90 days before the stock becomes ex-dividend). The Fund must also designate the portion of any distribution that is eligible for the dividends received deduction in a written notice within 60 days of the close of the relevant taxable year. In addition, in order to be eligible to claim the dividends received deduction with respect to distributions from a Fund, corporate shareholders must meet the foregoing minimum holding period requirements with respect to their shares of the Fund. If a corporation borrows to acquire shares of a Fund, it may be denied a portion of the dividends received deduction to which it would otherwise be eligible to claim. The entire eligible dividend, including the otherwise deductible amount, is included in determining the excess (if any) of a corporate shareholder’s adjusted current earnings over its alternative minimum taxable income, which may increase its alternative minimum tax liability. Additionally, any corporate shareholder should consult its tax adviser regarding the possibility that its basis in its shares may be reduced, for Federal income tax purposes, by reason of “extraordinary dividends” (as described above) received with respect to the shares, for the purpose of computing its gain or loss on redemption or other disposition of the shares.

A Fund may elect to retain some or all of its net capital gain for a tax year, but designate the retained amount as a “deemed distribution.” In that case, among other consequences, the Fund pays tax on the retained amount for the benefit of its shareholders, the shareholders are required to report their share of the deemed distribution on their tax returns as if it had been distributed to them, and the shareholders may claim a credit for the tax paid thereon by the Fund. The amount of the deemed distribution net of such tax is added to the shareholder’s tax basis for his or her shares. Since the Trust expects a Fund to pay tax on any retained net capital gain at its regular corporate capital gain tax rate, and since that rate is in excess of the maximum rate currently payable by individuals on long-term capital gain, the amount of tax that individual shareholders are treated as having paid will exceed the amount of tax that such shareholders would be required to pay on the retained net capital gain. A shareholder that is not subject to U.S. Federal income tax or tax on long-term capital gain should be able to file a return on the appropriate form or a claim for refund that allows such shareholder to recover the taxes paid on his or her behalf. In the event the Trust chooses this option on behalf of a Fund, the Trust must provide written notice to the shareholders prior to the expiration of 60 days after the close of the relevant tax year.

Any dividend declared by a Fund in October, November, or December of any calendar year, payable to shareholders of record on a specified date in such a month and actually paid during January of the following year, is treated as if it had been received by the shareholders on December 31 of the year in which the dividend was declared.

An investor should consider the tax implications of buying shares just prior to a distribution. Even if the price of the shares includes the amount of the forthcoming distribution, the shareholder generally will be taxed upon receipt of the distribution and will not be entitled to offset the distribution against the tax basis in his or her shares. In addition, an investor should be aware that, at the time he or she purchases shares of a Fund, a portion of the purchase price is often attributable to realized or unrealized appreciation in the Fund’s portfolio or undistributed taxable income of the Fund. Subsequent distributions from such appreciation or income may be taxable to such investor even if the net asset value of the investor’s shares is, as a result of the distributions, reduced below the investor’s cost for such shares, and the distributions in reality represent a return of a portion of the purchase price.

A shareholder generally recognizes taxable gain or loss on a sale or redemption (including by exercise of the exchange privilege) of his or her shares. The amount of the gain or loss is measured by the difference between the shareholder’s adjusted tax basis in his or her shares and the amount of the proceeds received in exchange for such shares. Any gain or loss arising from (or, in the case of distributions in excess of earnings and profits, treated as arising from) the sale or redemption of shares is a capital gain or loss if the shares are held as capital assets. This capital gain or loss normally is treated as a long-term capital gain or loss if the shareholder has held his or her shares for more than one year at the time of such sale or redemption; otherwise, it is classified as short-term capital gain or loss. If, however, a shareholder receives a capital gain dividend with respect to any share of a Fund, and if the share is sold before it has been held by the shareholder for at least six months, then any loss on the sale or exchange of the share, to the extent of the capital gain dividend, is treated as a long-term capital loss.

In addition, all or a portion of any loss realized upon a taxable disposition of shares may be disallowed if other shares of the same Fund are purchased (including any purchase through a reinvestment of distributions from the Fund) within 30 days before or after the disposition. In such a case, the basis of the shares acquired will be adjusted to reflect the disallowed loss. Also, if a shareholder who incurred a sales charge on the acquisition of shares of a Fund sells his or her shares within 90 days of purchase and subsequently acquires shares of another Fund of the Trust on which a sales charge normally is imposed without paying such sales charge in accordance with the exchange privilege described in the prospectuses, such shareholder will not be entitled to include the amount of the sales charge in his or her basis in the shares sold for purposes of determining gain or loss. In these cases, any gain on the disposition of the shares of the Fund is increased, or loss decreased, by the amount of tax the sales charge paid when the shares were acquired, and that amount will increase the adjusted basis of the shares of the Fund subsequently acquired.

Each Fund sends to each of its shareholders, as promptly as possible after the end of each calendar year, a notice detailing, on a per share and per distribution basis, the amounts includible in such shareholder’s taxable income for such year as ordinary income and as long-term capital gain. In addition, the federal tax status of each year’s distributions generally is reported to the Internal Revenue Service (“IRS”). Distributions may also be subject to additional state, local, and foreign taxes depending on a shareholder’s particular situation.

Each Fund may be required to withhold U.S. federal income tax at a rate of 28% (“backup withholding”) from all taxable distributions payable to (1) any shareholder who fails to furnish the Fund with its correct taxpayer identification number or a certificate that the shareholder is exempt from backup withholding, and (2) any shareholder with respect to whom the IRS notifies the Fund that the shareholder has failed to properly report certain interest and dividend income to the IRS and to respond to notices to that effect. An individual’s taxpayer identification number is his or her social security number. The 28% backup withholding tax is not an additional tax and may be credited against a taxpayer’s regular federal income tax liability.

PRINCIPAL STOCKHOLDERS

The current Trustees and officers of each Fund, as a group, beneficially owned less than 1% of each Fund’s outstanding shares. Those investors shown to own more than 25% of a Fund in the following table may be deemed to control those Funds (each a “CP”). Any CP can have a significant impact on the outcome of a shareholder vote. In addition, certain Funds are owned by more than one CP controlled by GE and, collectively, they could significantly impact the outcome of any shareholder vote. Each CP denoted by an asterisk is controlled by General Electric Company (“GE”) or is an employee benefit plan for an entity controlled by GE, a New York corporation. For more information about GE and its subsidiaries, please refer to GE’s 10-K for the fiscal year ended December 31, 2006.

The following persons are the only persons known by the Trust to hold beneficially more than 5% of the outstanding Investment Class and/or Service Class shares of the following Funds as of December 31, 2007:

Name and Address of Record Owner	Amount of Ownership (In Shares)	Percent of Class	Percent of Fund
INTERNATIONAL FUND – INVESTMENT CLASS

*S&S International Trust Acct Attn: Joe Macari 3003 Summer Street Stamford, CT 06905-4316	97,881,655.98 shares	74.63%	72.95%

INTERNATIONAL FUND – SERVICE CLASS

Wachovia Bank FBO Various Retirement Plans 1525 West Wt. Harris Blvd. Charlotte, NC 28288-1076	1,741,919.62 shares	57.50%	1.30%

National Financial Services LLC For the Exclusive Benefit of Our Customers 200 Liberty Street New York, NY 10281-1015	1,244,075.11 shares	41.06%	0.93%

Name and Address of Record Owner	Amount of Ownership (In Shares)	Percent of Class	Percent of Fund
PREMIER FUND – INVESTMENT CLASS

*First Union National Bank Trust Penske Relationship Atttn: Tom Boyer NC1076 1525 W. Wt. Harris Blvd. Charlotte, NC 28262-8522	5,980,373.91 shares	12.75%	12.60%

State Street Bank & Trust Company FBO UBS Savings & Investment Plan 105 Rosemont Road Westwood, MA 02090-2318	4,954,389.99 shares	10.56%	10.44%

Mid Basic Retirement Plan P.O. Box 4060 Modesto, CA 95352-4060	2,723,205.31 shares	5.80%	5.74%

Reliance Trust Co. Long Island Jewish Medical Systems 8515 E. Orchard Road Greenwood Village, CO 80111-5002	11,506,334.10 shares	24.54%	24.25%
MCB Trust Services Trustee The Asset Mgmt Plan for Aff GE 700 17th Street, Suite 300 Denver, CO 80202-3531	4,835,841.32 shares	10.31%	10.19%

Name and Address of Record Owner	Amount of Ownership (In Shares)	Percent of Class	Percent of Fund
PREMIER FUND – SERVICE CLASS

Reliance Trust Co. North Shore Long Island Jewish Health System 457 Plan 8515 E. Orchard Rd. Greenwood Village, CO 80111-5002	123,260.66 shares	22.04%	0.26%

Reliance Trust Co. Retirement Plan for Employees of Southside Hospital 8515 E. Orchard Road Greenwood Village, CO 80111-5002	65,422.69 shares	11.70%	0.14%

Massachusetts Mutual Insurance Co. 1295 State Street C105 Springfield, MA 01111-0001	364,876.31 shares	65.26%	0.77%

VALUE EQUITY FUND – INVESTMENT CLASS

St. Francis Hospital Foundation Inc. 100 Port Washington Blvd. Roslyn, NY 11576-1353	1,767,280.72 shares	18.31%	18.30%

*Electric Insurance Company Attn: Investment Coordinator 75 Sam Fonzo Dr. Beverly, MA 01915-1692	2,604,251.59 shares	26.99%	26.98%

St. Francis Hospital c/o William C. Armstrong CFO 100 Port Washington Blvd. Roslyn, NY 11576-1353	1,651,064.90 shares	17.11%	17.10%

Edmonton Community Foundation Attn: Martin Garber-Conrad 9910 103rd St NW Edmonton Alberta T5K 2V7, Canada	1,488,096.26 shares	15.42%	15.41%

Name and Address of Record Owner	Amount of Ownership (In Shares)	Percent of Class	Percent of Fund
VALUE EQUITY FUND – INVESTMENT CLASS

Citizens Bank & Trust Co. Attn: Trust Department 10 West Main Street P.O. Box 277 Ardmore, OK 73402-0277	1,183,274.30 shares	12.26%	12.25%

SEI Private Trust Company c/o State Street Bank & Trust Attn: Mutual Fund Administrator One Freedom Valley Road Oaks, PA 19456	657,360.18 shares	6.81%	6.80%

VALUE EQUITY FUND – SERVICE CLASS

*GE Asset Management Attn: Lowell Haims P.O. Box 7900 Stamford, CT 06904-7900	1,178.55 shares	36.35%	0.01%

National Financial Services LLC For the Exclusive Benefit of Our Customers 200 Liberty Street New York, NY 10281-1015	1,738.11 shares	53.61%	0.01%

Ameritrade Inc. For the Exclusive Benefit of its Customers PO Box 2226 Omaha, NE 68103-2226	324.88 shares	10.02%	0.01%

U.S. EQUITY FUND – INVESTMENT CLASS

*Saxon & Co. FBO Leasway Transport ABC Trust Institutional Service P.O. Box 7780-18 Philadelphia, PA 19182-0001	12,755,530.26 shares	27.81%	26.40%

*MCB Trust Services Trustee GE Asset Maintenance Plan 700 17th Street, Suite 300 Denver, CO 80202-3531	4,640,650.90 shares	10.12%	9.60%

Name and Address of Record Owner	Amount of Ownership (In Shares)	Percent of Class	Percent of Fund
U.S. EQUITY FUND – INVESTMENT CLASS

*MCB Trust Services Trustee The Asset Management Plan For Aff GE 700 17th Street, Suite 300 Denver, CO 80202-3531	7,241,636.35 shares	15.79%	14.98%

*MCB Trust Services Trustee 401(k) Inv. Plan For Selected GE Cap 700 17th Street, Suite 300 Denver, CO 80202-3531	3,513,679.45 shares	7.66%	7.27%

U.S. EQUITY FUND – SERVICE CLASS

Wachovia Bank FBO Various Retirement Plans 1525 West WT. Harris Blvd. Charlotte, NC 28288-0001	2,457,875.18 shares	99.86%	5.08%

S&P 500 INDEX FUND – INVESTMENT CLASS

Wachovia Bank FBO Various Retirement Plans 1525 West WT. Harris Blvd. Charlotte, NC 28288-0001	7,889,743.82 shares	74.82%	74.36%

National Financial Services LLC For the Exclusive Benefit of Our Customers 200 Liberty Street New York, NY 10281-1015	1,004,737.64 shares	9.52%	9.98%

S&P 500 INDEX FUND – SERVICE CLASS

National Financial Services LLC For the Exclusive Benefit of Our Customers 200 Liberty Street New York, NY 10281-1015	54,917.85 shares	83.22%	9.98%

Name and Address of Record Owner	Amount of Ownership (In Shares)	Percent of Class	Percent of Fund
S&P 500 INDEX FUND – SERVICE CLASS

Ameritrade Inc. For the Exclusive Benefit of Our Customers PO Box 2226 Omaha, NE 68103-2226	9,796.63 shares	14.84%	0.09%

STRATEGIC INVESTMENT FUND – INVESTMENT CLASS

*GE Institutional Strategic Investment Attn: Katina DeSantis 3003 Summer Street Stamford, CT 06905-4316	29,777,897.40 shares	64.41%	64.40%

*MCB Trust Services Trustee GE Asset Maintenance Plan 700 17th Street, Suite 300 Denver, CO 80202-3531	3,245,880.32 shares	7.02%	7.01%

*MCB Trust Services Trustee The Asset Mgmt Plan for Aff GE 700 17th Street, Suite 300 Denver, CO 80202-3531	4,427,091.22 shares	9.57%	9.56%

Middle River Aircraft Systems Defined Benefit Master Trust FBO Pension Plan Local 330 Attn: Alice F. Guillott 1 Neuman Way J-110 Cincinnati, OH 45215-1915	2,927,011.53 shares	6.33%	6.32%

STRATEGIC INVESTMENT FUND – SERVICE CLASS

*GE Asset Management Attn: Lowell Haims P.O. Box 7900 Stamford, CT 06904-7900	1,035.64 shares	14.86%	0.01%

Name and Address of Record Owner	Amount of Ownership (In Shares)	Percent of Class	Percent of Fund
STRATEGIC INVESTMENT FUND – SERVICE CLASS

National Financial Services LLC For the Exclusive Benefit of Our Customers 200 Liberty Street New York, NY 10281-1015	5,098.91 shares	73.18%	0.02%

Ameritrade Inc. For the Exclusive Benefit of Our Customers PO Box 2226 Omaha, NE 68103-2226	832.70 shares	11.95%	0.01%

SMALL CAP EQUITY FUND – INVESTMENT CLASS

*GE Institutional Small Cap Equity Attn: Katina DeSantis 3003 Summer Street Stamford, CT 06905-4316	46,603,106.27 shares	89.67%	89.66%

SMALL CAP EQUITY FUND – SERVICE CLASS

*GE Asset Management Attn: Lowell Haims P.O. Box 7900 Stamford, CT 06904-7900	828.81 shares	33.43%	0.01%

National Financial Services LLC For the Exclusive Benefit of Our Customers 200 Liberty Street New York, NY 10281-1015	1,650.29 shares	66.56%	0.01%

Name and Address of Record Owner	Amount of Ownership (In Shares)	Percent of Class	Percent of Fund
INCOME FUND – INVESTMENT CLASS

*First Union National Bank Trust Penske Relationship Attn: Tom Boyer NC1076 1525 W. WT Harris Blvd. Charlotte, NC 28262-8522	10,372,050.89 shares	27.03%	27.02%

*Saxon & Co. P.O. Box 7780-18 Philadelphia, PA 19182-0001	6,305,779.70 shares	16.43%	16.42%

SEI Private Trust Company c/o M & T Bank Attn: Mutual Funds 1 Freedom Valley Dr. Oaks, PA 19456	3,647,519.60 shares	9.50%	9.49%

Citizens Bank & Trust Company Attn: Treasury Dept. 10 West Main Street P. O. Box 277 Ardmore, OK 73402-0277	2,997,601.29 shares	7.81%	7.80%

*MCB Trust Services Trustee The Asset Mgmt Plan for Aff GE 700 17th Street, Suite 300 Denver, CO 80202-3531	2,998,601.72 shares	7.81%	7.80%

INCOME FUND – SERVICE CLASS

*GE Asset Management Attn: Lowell Haims P.O. Box 7900 Stamford, CT 06904-7900	1,184.51 shares	66.22%	0.01%

National Financial Services LLC For the Exclusive Benefit of Our Customers 200 Liberty Street New York, NY 10281-1015	263.46 shares	14.73%	0.01%

Name and Address of Record Owner	Amount of Ownership (In Shares)	Percent of Class	Percent of Fund
INCOME FUND – SERVICE CLASS

Ameritrade Inc. For the Exclusive Benefit of our Customers PO Box 2226 Omaha, NE 68103-2226	340.61 shares	19.04%	0.01%

MONEY MARKET FUND – INVESTMENT CLASS

*Saxon & Co. FBO Leaseway Transport ABC Trust Institutional Service P.O. Box 7780-18 Philadelphia, PA 19182-0001	5,933,166.23 shares	22.98%	22.97%

*GE Investment Distributors Attn: Carrie Williamson 6620 W. Broad Street, Floor 8 Richmond, VA 23230-1702	4,891,711.26 shares	18.94%	18.93%

MCB Trust Services As Agent For Frontier Trust Company as TTEE FBO Heller Executive Deferred Comp Plan 700 17th Street, Suite 300 Denver, CO 80202-3531	9,066,143.45 shares	35.11%	35.10%

Citizens Bank & Trust Co. Attn: Trust Dept. 10 West Main Street P.O. Box 277 Ardmore, OK 73402-0277	1,495,487.04 shares	5.79%	5.78%

MG Trust Company, Trustee ITI 401K Plan 700 17th Street, Suite 300 Denver, CO 80202	1,808,594.60 shares	7.00%	6.99%

MONEY MARKET FUND – SERVICE CLASS

*GE Asset Management Attn: Lowell Haims P.O. Box 7900 Stamford, CT 06904-7900	11,114.90 shares	100%	0.01%

FUND HISTORY AND ADDITIONAL INFORMATION

The Trust is an open-end management investment company organized as an unincorporated business trust under the laws of Delaware pursuant to a Certificate of Trust dated May 23, 1997, as amended from time to time. The Trust’s Amended and Restated Declaration of Trust, dated July 24, 1998, as amended from time to time (the “Declaration”) permits the Trustees to issue an unlimited number of full and fractional shares of beneficial interest of the Trust par value $.001 per share. Under the Declaration, the Trustees have the authority to create and classify shares of beneficial interest in separate series, without further action by shareholders.

Currently, there are eleven Funds in the Trust: the U.S. Equity Fund, S&P 500 Index Fund, Premier Fund, Value Equity Fund, International Fund, Income Fund, Strategic Investment Fund and Money Market Fund were established as series of the Trust on November 13, 1997. The Small-Cap Equity Fund, High Yield Fund and Small-Cap Growth Fund were added as series of the Trust on May 8, 1998. Additional series may be added in the future.

The Declaration also authorizes the Trustees to classify and reclassify the shares of the Trust, or new series of the Trust, into one or more classes. As of the date of this SAI, the Trustees have authorized the issuance of two classes of shares of the Funds, designated as the Investment Class shares and the Service Class shares. PFPC Inc. maintains a record of each shareholder’s ownership of shares of a Fund. The shares of each class of each Fund represent an equal proportionate interest in the aggregate net assets attributable to that class of that Fund. Holders of Service Class shares have certain exclusive voting rights on matters relating to the Plan. The different classes of the Fund may bear different expenses relating to the cost of holding shareholder meetings necessitated by the exclusive voting rights of any class of shares.

In the interest of economy and convenience, certificates representing shares of a Fund are not physically issued. PFPC Inc. maintains a record of each shareholder’s ownership of shares of a Fund.

Dividends paid by each Fund, if any, with respect to each class of shares will be calculated in the same manner, at the same time and on the same day and will be in the same amount, except for differences resulting from the facts that: (a) the distribution and service fees relating to Service Class shares will be borne exclusively by that class; and (b) each of the Service Class shares and the Investment Class shares will bear any other class expenses properly allocable to such class of shares, subject to the requirements imposed by the Internal Revenue Service on funds having a multiple-class structure. Similarly, the NAV per share may vary depending on whether Service Class shares or Investment Class shares are purchased. In the event of liquidation, shareholders of each class of each Fund are entitled to share pro rata in the net assets of the class of the Fund available for distribution to these shareholders. Shares entitle their holders to one vote per share, are freely transferable and have no preemptive, subscription or conversion rights. When issued, shares are fully paid and non-assessable.

Unless otherwise required by the 1940 Act or the Declaration, the Trust has no intention of holding annual meetings of shareholders. Fund shareholders may remove a Trustee by the affirmative vote of at least two-thirds of the Trust’s outstanding shares and the Trustees shall promptly call a meeting for such purpose when requested to do so in writing by the record holders of not less than 10% of the outstanding shares of the Trust.

Shareholder Liability. Generally, Delaware business trust shareholders are not personally liable for obligations of the Delaware business trust under Delaware law. The Delaware Business Trust Act (“DBTA”) provides that a shareholder of a Delaware business trust shall be entitled to the same limitation of liability extended to shareholders of private for-profit corporations. The Declaration expressly provides that the Trust has been organized under the DBTA and that the Declaration is to be governed by and interpreted in accordance with Delaware law. It is nevertheless possible that a Delaware business trust, such as the Trust, might become a party to an action in another state whose courts refuse to apply Delaware law, in which case the Trust’s shareholders could possibly be subject to personal liability.

To guard against this risk, the Declaration: (a) contains an express disclaimer of shareholder liability for acts or obligations of the Trust and provides that notice of such disclaimer may be given in each agreement, obligation and instrument entered into or executed by the Trust or its Trustees, (b) provides for the indemnification out of Trust property of any shareholders held personally liable for any obligations of the Trust or any Fund, and (c) provides that the Trust shall, upon request, assume the defense of any claim made against any shareholder for any act or obligation of the Trust and satisfy any judgment thereon. Thus, the risk of a shareholder incurring financial loss beyond his or her investment because of shareholder liability is limited to circumstances in which all of the following factors are present: (a) a court refuses to apply Delaware law; (b) the liability arose under tort law or, if not, no contractual limitation of liability was in effect; and (c) the Trust itself would be unable to meet its obligations. In the light of DBTA, the nature of the Trust’s business, and the nature of its assets, the risk of personal liability to a shareholder is remote.

Limitation of Trustee and Officer Liability. The Declaration further provides that the Trust shall indemnify each of its Trustees and officers against liabilities and expenses reasonably incurred by them, in connection with, or arising out of, any action, suit or proceeding, threatened against or otherwise involving such Trustee or officer, directly or indirectly, by reason of being or having been a Trustee or officer of the Trust. The Declaration does not authorize the Trust to indemnify any Trustee or officer against any liability to which he or she would otherwise be subject by reason of or for willful misfeasance, bad faith, gross negligence or reckless disregard of such person’s duties.

Limitation of Interseries Liability. All persons dealing with a Fund must look solely to the property of that particular Fund for the enforcement of any claims against that Fund, as neither the Trustees, officers, agents or shareholders assume any personal liability for obligations entered into on behalf of a Fund or the Trust. No Fund is liable for the obligations of any other Fund.

Voting. When issued, shares of a Fund will be fully paid and non-assessable. Shares are freely transferable and have no preemptive, subscription or conversion rights. Each of the Service Class and the Investment Class represents an identical interest in a Fund’s investment portfolio. As a result, each Class has the same rights, privileges and preferences, except with respect to: (i) the designation of each Class; (ii) the sales arrangement; (iii) certain expenses allocable exclusively to each Class; and (iv) voting rights on matters exclusively affecting a single Class. The Board does not anticipate that there will be any conflicts among the interests of the holders of the two Classes. The Trustees, on an ongoing basis, will consider whether any conflict exists and, if so, will take appropriate action. Certain aspects of the shares may be changed, upon notice to Fund shareholders, to satisfy certain tax regulatory requirements, if the Trust’s Board deems the change necessary by the Board.

When matters are submitted for shareholder vote, each shareholder of each Fund will have one vote for each full share held and proportionate, fractional votes for fractional shares held. In general, shares of all Funds vote as a single class on all matters except (1) matters affecting the interests of one or more of the Funds or Classes of a Fund, in which case only shares of the affected Funds or Classes would be entitled to vote, or (2) when the 1940 Act requires the vote of an individual Fund. Normally, no meetings of shareholders of the Funds will be held for the purpose of electing Trustees of the Trust unless and until such time as less than a majority of the Trustees holding office have been elected by shareholders of the Trust, at which time the Trustees then in office will call a shareholders’ meeting for the election of Trustees. Shareholders of record of no less than two-thirds of the outstanding shares of the Trust may remove a Trustee through a declaration in writing or by vote cast in person or by proxy at a meeting called for that purpose. A meeting will be called for the purpose of voting on the removal of a Trustee at the written request of holders of 10% of the Trust’s outstanding shares.

Counsel. Paul, Hastings, Janofsky & Walker LLP, 55 Second Street, 24th Floor, San Francisco, CA 94105, serves as counsel for the Trust.

Independent Registered Public Accountants. KPMG LLP, 99 High Street, Boston, MA 02110, serves as independent registered public accountants of the Trust.

FINANCIAL STATEMENTS

The Annual Report dated September 30, 2006, which either accompanies this SAI or has previously been provided to the person to whom this SAI is being sent, is incorporated herein by reference with respect to all information other than the information set forth in the Letter to Shareholders included in the Annual Report.

The Funds that are included in the Annual Report dated September 30, 2006 are the U.S. Equity Fund, S&P 500 Index Fund, Small-Cap Equity Fund, Value Equity Fund, Premier Fund, International Fund, Strategic Investment Fund, Income Fund and Money Market Fund. The High Yield Fund and the Small-Cap Growth Fund have not yet commenced operations and have no assets as of the date of this SAI.

The Trust will furnish, without charge, a copy of the Annual Report, upon request to the Trust at P.O. Box 120031, Stamford, CT 06905-4331, (800) 242-0134.

APPENDIX - DESCRIPTION OF RATINGS

Commercial Paper Ratings

The rating A-1+ is the highest, and A-1 the second highest commercial paper rating assigned by S&P. Paper rated A-1+ must have either the direct credit support of an issuer or guarantor that possesses excellent long-term operating and financial strength combined with strong liquidity characteristics (typically, such issuers or guarantors would display credit quality characteristics that would warrant a senior bond rating of AA or higher) or the direct credit support of an issuer or guarantor that possesses above average long-term fundamental operating and financing capabilities combined with ongoing excellent liquidity characteristics. Paper rated A-1 must have the following characteristics: liquidity ratios are adequate to meet cash requirements; long-term senior debt is rated A or better; the issuer has access to at least two additional channels of borrowing; basic earnings and cash flow have an upward trend with allowance made for unusual circumstances; typically, the issuer’s industry is well established and the issuer has a strong position within the industry; and the reliability and quality of management are unquestioned. Capacity for timely payment on issues rated A-2 is satisfactory. However, the relative degree of safety is not as high as issues designated “A-1.”

The rating Prime-1 is the highest commercial paper rating assigned by Moody’s. Among the factors considered by Moody’s in assigning ratings are the following: (a) evaluation of the management of the issuer; (b) economic evaluation of the issuer’s industry or industries and an appraisal of speculative-type risks that may be inherent in certain areas; (c) evaluation of the issuer’s products in relation to competition and customer acceptance; (d) liquidity; (e) amount and quality of long-term debt; (f) trend of earnings over a period of ten years; (g) financial strength of parent company and the relationships that exist with the issue; and (h) recognition by the management of obligations that may be present or may arise as a result of public interest questions and preparations to meet the obligations.

Issuers rated Prime-2 (or supporting institutions) have a strong ability for repayment of senior short-term debt obligations. This normally will be evidenced by many of the characteristics cited above, but to a lesser degree. Earnings trends and coverage ratios, while sound, may be more subject to variation. Capitalization characteristics, while still appropriate, may be more affected by external conditions. Ample alternate liquidity is maintained.

Fitch Investors Services, Inc. employs the rating F-1+ to indicate issues regarded as having the strongest degree of assurance of timely payment. The rating F-1 reflects an assurance of timely payment only slightly less in degree than issues rated F-1+, while the rating F-2 indicates a satisfactory degree of assurance of timely payment although the margin of safety is not as great as indicated by the F-1+ and F-1 categories.

Various NRSROs utilize rankings within ratings categories indicated by a plus or minus sign. The Funds, in accordance with industry practice, recognize such ratings within categories or gradations, viewing for example S&P’s ratings of A-1+ and A-1 as being in S&P’s highest rating category.

Description of S&P Corporate Bond Ratings

AAA — This is the highest rating assigned by S&P to a bond and indicates an extremely strong capacity to pay interest and repay principal.

AA — Bonds rated AA have a very strong capacity to pay interest and repay principal and differ from AAA issues only in small degree.

A — Bonds rated A have a strong capacity to pay interest and repay principal although they are somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than debt in higher rated categories.

BBB — Bonds rated BBB have an adequate capacity to pay interest and repay principal. Adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for bonds in this category (even though they normally exhibit adequate protection parameters) than for bonds in higher rated categories.

BB, B and CCC — Bonds rated BB and B are regarded, on balance, as predominately speculative with respect to capacity to pay interest and repay principal in accordance with the terms of the obligation. BB represents a lower degree of speculation than B, and CCC the highest degree of speculation. While such bonds will likely have some quality and protective characteristics, these are outweighed by large uncertainties or major risk exposures to adverse conditions.

To provide more detailed indications of credit quality, the ratings from AA to B may be modified by the addition of a plus or minus sign to show relative standing within this major rating category.

Description of Moody’s Corporate Bond Ratings

Aaa — Bonds that are rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as “gilt edge.” Interest payments are protected by a large or exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

Aa — Bonds that are rated Aa are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present that make the long-term risks appear somewhat larger than in Aaa securities.

A — Bonds that are rated A possess favorable investment attributes and are to be considered as upper medium grade obligations. Factors giving security to principal and interest are considered adequate, but elements may be present that suggest a susceptibility to impairment sometime in the future.

Baa — Bonds that are rated Baa are considered as medium-grade obligations, that is, they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

Ba — Bonds that are rated Ba are judged to have speculative elements; their future cannot be considered as well assured. Often the protection of interest and principal payments may be very moderate and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.

B — Bonds that are rated B generally lack characteristics of desirable investments. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

Caa — Bonds that are rated Caa are of poor standing. These issues may be in default, or present elements of danger may exist with respect to principal or interest.

Moody’s applies numerical modifiers (1, 2 and 3) with respect to the bonds rated Aa through B, The modifier 1 indicates that the bond being rated ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates that the bond ranks in the lower end of its generic rating category.

Description of S&P Municipal Bond Ratings

AAA — Prime — These are obligations of the highest quality. They have the strongest capacity for timely payment of debt service.

General Obligation Bonds — In a period of economic stress, the issuers will suffer the smallest declines in income and will be least susceptible to autonomous decline. Debt burden is moderate. A strong revenue structure appears more than adequate to meet future expenditure requirements. Quality of management appears superior.

Revenue Bonds — Debt service coverage has been, and is expected to remain, substantial. Stability of the pledged revenues is also exceptionally strong due to the competitive position of the municipal enterprise or to the nature of the revenues. Basic security provisions (including rate covenant, earnings test for issuance of additional bonds, debt service reserve requirements) are rigorous. There is evidence of superior management.

AA — High Grade — The investment characteristics of bonds in this group are only slightly less marked than those of the prime quality issues. Bonds rated AA have the second strongest capacity for payment of debt service.

A — Good Grade — Principal and interest payments on bonds in this category are regarded as safe although the bonds are somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than bonds in higher rated categories. This rating describes the third strongest capacity for payment of debt service. The ratings differ from the two higher ratings of municipal bonds, because:

General Obligation Bonds — There is some weakness, either in the local economic base, in debt burden, in the balance between revenues and expenditures, or in quality of management. Under certain adverse circumstances, any one such weakness might impair the ability of the issuer to meet debt obligations at some future date.

Revenue Bonds — Debt service coverage is good, but not exceptional. Stability of the pledged revenues could show some variations because of increased competition or economic influences on revenues. Basic security provisions, while satisfactory, are less stringent. Management performance appears adequate.

BBB — Medium Grade — Of the investment grade ratings, this is the lowest. Bonds in this group are regarded as having an adequate capacity to pay interest and repay principal. Adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for bonds in this category (even though they normally exhibit adequate protection parameters) than for bonds in higher rated categories.

General Obligation Bonds — Under certain adverse conditions, several of the above factors could contribute to a lesser capacity for payment of debt service. The difference between A and BBB ratings is that the latter shows more than one fundamental weakness, or one very substantial fundamental weakness, whereas, the former shows only one deficiency among the factors considered.

Revenue Bonds — Debt coverage is only fair. Stability of the pledged revenues could show substantial variations, with the revenue flow possibly being subject to erosion over time. Basic security provisions are no more than adequate. Management performance could be stronger.

BB, B, CCC and CC — Bonds rated BB, B, CCC and CC are regarded, on balance, as predominately speculative with respect to capacity to pay interest and repay principal in accordance with the terms of the obligation. BB includes the lowest degree of speculation and CC the highest degree of speculation. While these bonds will likely have some quality and protective characteristics, these characteristics are outweighed by large uncertainties or major risk exposures to adverse conditions.

C — The rating C is reserved for income bonds on which no interest is being paid.

D — Bonds rated D are in default, and payment of interest and/or repayment of principal is in arrears.

S&P’s letter ratings may be modified by the addition of a plus or a minus sign, which is used to show relative standing within the major rating categories, except in the AAA-Prime Grade category.

Description of S&P Municipal Note Ratings

Municipal notes with maturities of three years or less are usually given note ratings (designated SP-1, -2 or -3) to distinguish more clearly the credit quality of notes as compared to bonds. Notes rated SP-1 have a very strong or strong capacity to pay principal and interest. Those issues determined to possess overwhelming safety characteristics are given the designation of SP-1+. Notes rated SP-2 have satisfactory capacity to pay principal and interest.

Description of Moody’s Municipal Bond Ratings

Aaa — Bonds that are rated Aaa are judged to be the best quality. They carry the smallest degree of investment risk and are generally referred to as “gilt edge.” Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

Aa — Bonds that are rated Aa are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities, or fluctuation of protective elements may be of greater amplitude, or there may be other elements present that make the long-term risks appear somewhat larger than in Aaa securities.

A — Bonds that are rated A possess many favorable investment attributes and are to be considered as upper medium grade obligations. Factors giving security to principal and interest are considered adequate, but elements may be present that suggest a susceptibility to impairment sometime in the future.

Baa — Bonds that are rated Baa are considered as medium grade obligations, that is, they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

Ba — Bonds that are rated Ba are judged to have speculative elements; their future cannot be considered as well assured. Often the protection of interest and principal payments may be very moderate and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterize bonds in this class.

B — Bonds that are rated B generally lack characteristics of the desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

Caa — Bonds that are rated Caa are of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest.

Ca — Bonds that are rated Ca represent obligations that are speculative in a high degree. Such issues are often in default or have other marked shortcomings.

C — Bonds that are rated C are the lowest rated class of bonds, and issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.

Moody’s applies the numerical modifiers 1, 2 and 3 in each generic rating classification from Aa through B. The modifier 1 indicates that the security ranks in the higher end of its generic ratings category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates that the issue ranks in the lower end of its generic ratings category.

Description of Moody’s Municipal Note Ratings

Moody’s ratings for state and municipal notes and other short-term loans are designated Moody’s Investment Grade (MIG) and for variable rate demand obligations are designated Variable Moody’s Investment Grade (VMIG). This distinction recognizes the differences between short-term credit risk and long-term risk. Loans bearing the designation MIG 1/VMIG 1 are the best quality, enjoying strong protection from established cash flows of funds for their servicing or from established and broad-based access to the market for refinancing, or both. Loans bearing the designation MIG 2/VMIG 2 are of high quality, with margins of protection ample, although not as large as the preceding group. Loans bearing the designation MIG 3/VMIG3 are of favorable quality, with all security elements accounted for but lacking the undeniable strength of the higher grades. Market access for refinancing, in particular, is likely to be less well established. Loans bearing the designation MIG 4/VMIG 4 are of adequate quality. Protection commonly regarded as required of an investment security is present and although not distinctly or predominantly speculative, there is specific risk.

PART C

OTHER INFORMATION

Item 23.	Exhibits

Exhibit No.	Description of Exhibit
(a)(1)	Certificate of Trust is incorporated herein by reference to Exhibit 1(a) to GE Institutional Funds’ (“Registrant”) Form N-1A registration statement (File Nos. 333-29337; 811-08257) (the “Registration Statement”) filed with the Securities and Exchange Commission (the “Commission”) on June 16, 1997 (Accession Number 0001010410-97-000104).

(a)(2)	Amended and Restated Declaration of Trust is incorporated herein by reference to Exhibit 1(b) to post-effective amendment number two to the Registration Statement filed with the Commission on July 24, 1998 (Accession Number 0001010410-98-000119).

(b)	N/A.

(c)	N/A.

(d)(1)	Investment Advisory and Administration Agreement between Registrant, on behalf of the Emerging Markets Fund, and GE Asset Management Incorporated (formerly GE Investment Management Incorporated) (“GEAM”), is incorporated herein by reference to Exhibit 5(a) to pre-effective amendment number two to the Registration Statement, filed with the Commission on November 7, 1997 (Accession Number 0001010410-97-000161).

(d)(2)	Investment Advisory and Administration Agreement between Registrant, on behalf of the Premier Growth Equity Fund, and GEAM, is incorporated herein by reference to Exhibit 5(b) to pre-effective amendment number two to the Registration Statement, filed with the Commission on November 7, 1997 (Accession Number 0001010410-97-000161).

(d)(3)	Investment Advisory and Administration Agreement between Registrant, on behalf of the Mid-Cap Growth Fund, and GEAM, is incorporated herein by reference to Exhibit 5(c) to pre-effective amendment number two to the Registration Statement, filed with the Commission on November 7, 1997 (Accession Number 0001010410-97-000161).

(d)(4)	Investment Advisory and Administration Agreement between Registrant, on behalf of the International Equity Fund, and GEAM, is incorporated herein by reference to Exhibit 5(d) to pre-effective amendment number two to the Registration Statement, filed with the Commission on November 7, 1997 (Accession Number 0001010410-97-000161).

(d)(5)	Investment Advisory and Administration Agreement between Registrant, on behalf of the Value Equity Fund, and GEAM, is incorporated herein by reference to Exhibit 5(e) to pre-effective amendment number two to the Registration Statement, filed with the Commission on November 7, 1997 (Accession Number 0001010410-97-000161).

(d)(6)	Investment Advisory and Administration Agreement between Registrant, on behalf of the U.S. Equity Fund, and GEAM, is incorporated herein by reference to Exhibit 5(f) to pre-effective amendment number two to the Registration Statement, filed with the Commission on November 7, 1997 (Accession Number 0001010410-97-000161).

(d)(7)	Investment Advisory and Administration Agreement between Registrant, on behalf of the S&P 500 Index Fund, and GEAM, is incorporated herein by reference to Exhibit 5(g) to pre-effective amendment number two to the Registration Statement, filed with the Commission on November 7, 1997 (Accession Number 0001010410-97-000161).

(d)(8)	Investment Advisory and Administration Agreement between Registrant, on behalf of the Strategic Investment Fund, and GEAM, is incorporated herein by reference to Exhibit 5(h) to pre-effective amendment number two to the Registration Statement, filed with the Commission on November 7, 1997 (Accession Number 0001010410-97-000161).

(d)(9)	Investment Advisory and Administration Agreement between Registrant, on behalf of the Income Fund, and GEAM, is incorporated herein by reference to Exhibit 5(i) to pre-effective amendment number two to the Registration Statement, filed with the Commission on November 7, 1997 (Accession Number 0001010410-97-000161).

(d)(10)	Investment Advisory and Administration Agreement between Registrant, on behalf of the Money Market Fund, and GEAM, is incorporated herein by reference to Exhibit 5(j) to pre-effective amendment number two to the Registration Statement, filed with the Commission on November 7, 1997 (Accession Number 0001010410-97-000161).

(d)(11)	Investment Advisory and Administration Agreement between Registrant, on behalf of the Small-Cap Growth Equity Fund, and GEAM, is incorporated herein by reference to Exhibit 5(k) to post-effective amendment number two to the Registration Statement, filed with the Commission on July 24, 1998 (Accession Number 0001010410-98-000119).

(d)(12)	Investment Advisory and Administration Agreement between Registrant, on behalf of the Small-Cap Value Equity Fund, and GEAM, is incorporated herein by reference to Exhibit 5(1) to post-effective amendment number two to the Registration Statement, filed with the Commission on July 24, 1998 (Accession Number 0001010410-98-000119).

(d)(13)	Amended and Restated Investment Advisory and Administration Agreement between Registrant, on behalf of the Mid-Cap Value Equity Fund, and GEAM, is incorporated herein by reference to Exhibit (d)(13) to post-effective amendment number four to the Registration Statement, filed with the Commission on January 27, 1999 (Accession Number 0000889812-99-000221).

(d)(14)	Investment Advisory and Administration Agreement between Registrant, on behalf of the High Yield Fund, and GEAM, is incorporated herein by reference to Exhibit 5(n) to post-effective amendment number two to the Registration Statement, filed with the Commission on July 24, 1998 (Accession Number 0001010410-98-000119).

(d)(15)	Investment Advisory and Administration Agreement between Registrant, on behalf of the Europe Fund, and GEAM, is incorporated herein by reference to Exhibit (d)(15) to post-effective amendment number four to the Registration Statement, filed with the Commission on January 27, 1999 (Accession Number 0000889812-99-000221).

(d)(16)	Investment Advisory and Administration Agreement between Registrant, on behalf of the Premier Research Equity Fund, and GEAM, is incorporated herein by reference to Exhibit d(16) to post-effective amendment number 11 to the Registration Statement, filed with the Commission on April 24, 2000 (Accession Number 0000889812-00-001894).

(d)(17)	Investment Advisory and Administration Agreement between Registrant, on behalf of the Premier International Equity Fund, and GEAM, is incorporated herein by reference to Exhibit d(17) to post-effective amendment number 11 to the Registration Statement, filed with the Commission on April 24, 2000 (Accession Number 0000889812-00-001894).

(d)(18)	Sub-Advisory Agreement between GEAM and State Street Bank and Trust Company (“State Street”), through State Street Global Advisors, Inc., is incorporated herein by reference to Exhibit 5(k) to pre-effective amendment number two to the Registration Statement, filed with the Commission on November 7, 1997 (Accession Number 0001010410-97-000161).

(d)(19)	Sub-Advisory Agreement between GEAM and Palisade Capital Management, L.L.C. (Palisade) is incorporated herein by reference to Exhibit 5(p) to post-effective amendment number two to the Registration Statement, filed with the Commission on July 24, 1998 (Accession Number 0001010410-98-000119).

(e)(1)	Distribution Agreement between Registrant and GE Investment Services Inc. is incorporated herein by reference to Exhibit 6(a) to pre-effective amendment number two to the Registration Statement, filed with the Commission on November 7, 1997 (Accession Number 0001010410-97-000161).

(e)(2)	Amended and Restated Shareholder Servicing and Distribution Agreement between Registrant and GE Investment Distributors, Inc. (“GEID”) is incorporated by reference to exhibit (e)(2) to post-effective amendment number fourteen to the Registration Statement, filed with the Commission on January 26, 2001 (Accession Number 0000912057-01-002990).

(f)	N/A.

(g)	Custodian Contract is incorporated herein by reference to the

Form N-1A registration statement of GE Investments Funds, Inc. (File Nos. 2-91369; 811-4041), filed with the Commission on October 24, 1997 (Accession Number 0001010410-97-000148).

(h)	Transfer Agency and Service Agreement between Registrant and PFPC, Inc. is incorporated herein by reference to exhibit (h) to post-effective amendment number twenty-one to the Registration Statement filed with the Commission on November 22, 2004 (Accession Number 0001193125-04-201484).

(i)	Opinions and Consents of Sutherland Asbill & Brennan LLP are incorporated herein by reference to Exhibit 10 to pre-effective amendment number two to the Registration Statement, filed with the Commission on November 7, 1997 (Accession Number 0001010410-97-000161) and Exhibit 10 to post-effective amendment number two to the Registration Statement, filed with the Commission on July 24, 1998 (Accession Number 0001010410-98-000119) and Exhibit (i) to post-effective amendment number four to the Registration Statement, filed with the Commission on January 27, 1999 (Accession Number 0000889812-99-000221) and Exhibit (i) to post-effective amendment number twelve to the Registration Statement, filed with the Commission on April 25, 2000 (Accession Number 0000889812-00-001894).

(j)(1)	Consent of Paul, Hastings, Janofsky & Walker LLP, filed herewith.

(j)(2)	Consent of KPMG LLP, filed herewith.

(k)	N/A.

(l)	Purchase Agreement between Registrant and General Electric Capital Assurance Company is incorporated herein by reference to Exhibit 13 to pre-effective amendment number two to the Registration Statement, filed with the Commission on November 7, 1997 (Accession Number 0001010410-97-000161).

(m)(1)	Amended and Restated Shareholder Servicing and Distribution Plan adopted pursuant to Rule 12b-1 under the Investment Company Act of 1940, as amended (the “1940 Act”), filed herewith.

(m)(2)	Amended and Restated Shareholder Servicing and Distribution Agreement adopted pursuant to Rule 12b-1 under the Investment Company Act of 1940, as amended (the “1940 Act”), filed herewith

(n)	Multiple Class Plan for Registrant adopted pursuant to Rule 18f-3 under the 1940 Act is incorporated herein by reference to Exhibit 18 to pre-effective amendment number two to the Registration Statement, filed with the Commission on November 7, 1997 (Accession Number 0001010410-97-000161).

(p)(1)	Code of Ethics of GE Asset Management Incorporated is incorporated by reference to Exhibit (p)(1) to post-effective amendment number eleven to the Registration Statement, filed with the Commission on April 25, 2000 (Accession Number 0000889812-00-001894).

(p)(2)	Code of Ethics of GE Institutional Funds is incorporated by reference to Exhibit (p)(2) to post-effective amendment number eleven to the Registration Statement, filed with the Commission on April 25, 2000 (Accession Number 0000889812-00-001894).

(p)(3)	Code of Ethics of State Street Bank and Trust Company is incorporated by reference to exhibit (p)(3) to post-effective amendment number fourteen to the Registration Statement, filed with the Commission on January 26, 2001 (Accession Number 0000912057-01-002990).

(p)(4)	Code of Ethics of Palisade Capital Management, LLC is incorporated by reference to Exhibit (p)(4) to post-effective amendment number 15 to the Registration Statement filed with the Commission on January 25, 2002 (Accession Number 0000912057-02-002637).

(q)	Power of Attorney, filed herewith.

Item 24.	Persons Controlled by or Under Common Control with Registrant

The list required by this Item 24 of persons controlled by or under common control with Registrant, which includes the subsidiaries of General Electric Company (“GE”), is incorporated herein by reference to Exhibit 21, “Subsidiaries of Registrant,” of the Form 10-K filed by GE pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934, as amended (SEC File No. 1-35) for the fiscal year ended December 31, 2005 (the “Form 10-K”). Additional information about persons controlled by or under common control with Registrant is incorporated herein by reference to pages 10-16 of the Form 10-K, beginning under the caption “GECS.”

Item 25.	Indemnification

As a Delaware business trust, the operations of Registrant are governed by its Amended and Restated Declaration of Trust dated June 2, 1998 (the “Declaration of Trust”). Generally, Delaware business trust shareholders are not personally liable for obligations of the Delaware business trust under Delaware law. The Delaware Business Trust Act (the DBTA) provides that a shareholder of a trust shall be entitled to the same limitation of liability extended to shareholders of private for-profit Delaware corporations. Registrant’s Declaration of Trust expressly provides that it has been organized under the DBTA and that the Declaration of Trust is to be governed by Delaware law. It nevertheless is possible that a Delaware business trust, such as Registrant, might become a party to an action in another state whose courts refuse to apply Delaware law, in which case Registrant’s shareholders could be subject to personal liability.

To protect Registrant’s shareholders against the risk of personal liability, the Declaration of Trust: (i) contains an express disclaimer of shareholder liability for acts or obligations of Registrant and provides that notice of such disclaimer may be given in each agreement, obligation and instrument entered into or executed by Registrant or its Trustees; (ii) provides for the indemnification out of Trust property of any shareholders held personally liable for any obligations of Registrant or any series of Registrant; and (iii) provides that Registrant shall, upon request, assume the defense of any claim made against any shareholder for any act or obligation of Registrant and satisfy any judgment thereon. Thus, the risk of a shareholder incurring financial loss beyond his or her investment because of shareholder liability is limited to circumstances in which all of the following factors are present: (i) a court refuses to apply Delaware law; (ii) the liability arose under tort law or, if not, no contractual limitation of liability was in effect; and (iii) Registrant itself would be unable to meet its obligations. In the light of Delaware law, the nature of Registrant’s business and the nature of its assets, the risk of personal liability to a shareholder is remote.

The Declaration of Trust further provides that Registrant shall indemnify each of its Trustees and officers against liabilities and expenses reasonably incurred by them, in connection with, or arising out of, any action, suit or proceeding, threatened against or otherwise involving such Trustee or officer, directly or indirectly, by reason of being or having been a Trustee or officer of Registrant. The Declaration of Trust does not authorize Registrant to indemnify any Trustee or officer against any liability to which he or she would otherwise be subject by reason of or for willful misfeasance, bad faith, gross negligence or reckless disregard of such person’s duties.

Insofar as indemnification for liabilities arising under the Securities Act of 1933 may be permitted to Trustees, officers and controlling persons pursuant to the foregoing provisions, or otherwise, Registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification may be against public policy as expressed in the Act and may be, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by Registrant of expenses incurred or paid by a Trustee, officer or controlling person of Registrant in the successful defense of any action, suit or proceeding) is asserted by such Trustee, officer or controlling person in connection with the securities being registered, Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.

Item 26.	Business and Other Connections of Investment Adviser

Reference is made to “About the Investment Adviser” in the Prospectus forming Part A, and “Management of the Trust” in the Statement of Additional Information forming Part B, of this Registration Statement.

GEAM serves as investment adviser and administrator for each Fund. The business, profession, vocation or employment of a substantial nature which each director or officer of GEAM is or has been, at any time during the past two fiscal years, engaged for his own account or in the capacity of director, officer, employee, partner or trustee, is as follows:

Name	Capacity With Advisor	Business Name and Address
James W. Ireland, III	President, CEO & Director	3001 Summer Street Stamford, CT

David B. Carlson	Executive Vice President	3001 Summer Street Stamford, CT

Paul M. Colonna	Executive Vice President	3001 Summer Street Stamford, CT

Michael J. Cosgrove	Executive Vice President	3001 Summer Street Stamford, CT

Matthew J. Simpson	Executive Vice President, General Counsel and Secretary	3001 Summer Street Stamford, CT

Ralph R. Layman	Executive Vice President	3001 Summer Street Stamford, CT

Kathryn Karlic	Executive Vice President	3001 Summer Street Stamford, CT

Judith A. Studer	Executive Vice President	3001 Summer Street Stamford, CT

Donald W. Torey	Executive Vice President	3001 Summer Street Stamford, CT

John J. Walker	Chief Financial Officer	3001 Summer Street Stamford, CT

SSgA serves as sub-adviser to the S&P500 Index Fund. SSgA manages registered investment company accounts. The business, profession, vocation or employment of a substantial nature which each director or officer of SSgA is or has been, at any time during the past two fiscal years, engaged for his own account or in the capacity of director, officer, employee, partner or trustee, is as follows:

Name	Capacity With Advisor	Business Name and Address
James E. Ross	President & Director	Two International Place, Boston, MA Principal, State Street Bank and Trust Company, Boston, MA

Thomas P. Kelly	Treasurer	Two International Place, Boston, MA Principal, State Street Bank and Trust Company, Boston, MA

Mark J. Duggan	Chief Legal Officer	Two International Place, Boston, MA Principal, State Street Bank and Trust Company, Boston, MA

Peter A. Ambrosini	Chief Compliance Officer	Two International Place, Boston, MA Principal, State Street Bank and Trust Company, Boston, MA

Peter Leahy	Director	Two International Place, Boston, MA Executive Vice President, State Street Bank and Trust Company, Boston, MA

Mitchell H. Shames	Director	Two International Place, Boston, MA Principal, State Street Bank and Trust Company, Boston, MA

Palisade serves as sub-adviser to the Small-Cap Equity Fund. Palisade manages various institutional and private accounts and has a history of managing small-cap equity portfolios. The business, profession, vocation or employment of a substantial nature which each director or officer of Palisade is or has been, at any time during the past two fiscal years, engaged for his own account or in the capacity of director, officer, employee, partner or trustee, is as follows:

Name	Capacity With Advisor	Business Name and Address
Martin L. Berman	Chairman	CEO, Palisade Capital Securities, L.L.C. Fort Lee, NJ

Steven E. Berman	COO	President, Palisade Capital Securities, L.L.C. Fort Lee, NJ

Jack Feiler	President, CIO	Executive Vice President, Palisade Capital Securities, L.L.C. Fort Lee, NJ

Dennison T. Veru	Executive Vice President	Director, Stockcube, PLC London, England

Item 27.	Principal Underwriters

(a) GEID also serves as distributor for the investment portfolios of GE Funds, GE Investments Funds, Inc., GE LifeStyle Funds, Elfun Tax-Exempt Income Fund, Elfun Income Fund, Elfun International Equity Fund, Elfun Money Market Fund, Elfun Trusts and Elfun Diversified Fund.

(b) The information required by this Item 27 with respect to each director and officer of GEID is incorporated herein by reference to Schedule A of Form BD filed by GEID pursuant to the Securities Exchange Act of 1934, as amended (SEC File No. 8-45710).

(c) Inapplicable.

Item 28.	Location of Accounts and Records

All accounts, books and other documents required to be maintained by Registrant pursuant to Section 31(a) of the 1940 Act, and the rules thereunder, are maintained at the offices of Registrant located at 3001 Summer Street, Stamford, Connecticut 06921; State Street, Registrant’s custodian, located at One Lincoln Street, Boston, Massachusetts 02111; and PFPC Inc., Registrant’s transfer agent, located at 101 Sabin Street, Pawtucket, RI 02860

Item 29.	Management Services

Inapplicable.

Item 30.	Undertakings

Inapplicable.

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, as amended, and the Investment Company Act of 1940, as amended, Registrant certifies that it meets all of the requirements for effectiveness of this Amendment to the Registration Statement pursuant to Rule 485(b) under the Securities Act of 1933, as amended, and has duly caused this Amendment to the Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Stamford, State of Connecticut on this 28th day of January, 2008.

By:	/s/ Michael J. Cosgrove
Michael J. Cosgrove
President and Chairman of the Board

Pursuant to the requirements of the Securities Act of 1933, as amended, this Amendment to Registrant’s Registration Statement on Form N-1A has been signed below by the following persons in the capacities and on the dates indicated.

Signature	Title	Date

/s/ Michael J. Cosgrove	Trustee, President and	1/28/08
Michael J. Cosgrove	Chairman of the Board
(Chief Executive Officer)

/s/ John R. Costantino	Trustee	1/28/08
John R. Costantino*

/s/ Matthew J. Simpson	Trustee	1/28/08
Matthew J. Simpson

/s/ William J. Lucas	Trustee	1/28/08
William J. Lucas*

/s/ Robert P. Quinn	Trustee	1/28/08
Robert P. Quinn*

/s/ Scott Rhodes	Treasurer	1/28/08
Scott Rhodes	(Principal Financial Officer)

*	Signature affixed by Jeanne M. La Porta pursuant to a power of attorney dated October 30, 2007 and filed herewith.

/s/ Jeanne M. La Porta
Jeanne M. La Porta